As filed via EDGAR with the Securities and Exchange Commission on July 27, 1999

                                                               File No. 33-84842
                                                                ICA No. 811-8798


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                   Pre-Effective Amendment No. ____ [   ]

                   Post-Effective Amendment No. 25  [X]
                                               ----
                                      and
                       REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. 25

                           ________________________

                            THE BEAR STEARNS FUNDS
                            ----------------------
              (Exact Name of Registrant as Specified in Charter)

                575 Lexington Avenue, New York, New York 10022
                ----------------------------------------------
              (Address of Principal Executive Office) (Zip Code)

      Registrant's Telephone Number, including Area Code:  (212) 272-2000

                                                 Copy to:

Stephen A. Bornstein, Esq.                       Jay G. Baris, Esq.
Bear, Stearns & Co., Inc.                        Kramer Levin Naftalis &
575 Lexington Avenue                             Frankel LLP
New York, New York 10022                         919 Third Avenue
(Name and Address of Agent for Service)          New York, New York 10022

     Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

[_]  Immediately upon filing pursuant to paragraph (b)      [X] on July 29, 1999, pursuant to paragraph (b)

[_]  60 days after filing pursuant to paragraph (a)(1)      [_] on (date) pursuant to paragraph (a)(1)

[_]  75 days after filing pursuant to paragraph (a)(2)      [_] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            THE BEAR STEARNS FUNDS

                             CROSS REFERENCE SHEET

N-IA
----
Part A                                                           Prospectus Caption
------                                                           ------------------
Item 1.       Front and Back Cover Pages                         Front and Back Cover Pages
Item 2.       Risk/Return Summary:  Investments, Risks and       Risk/Return Summary
              Performance
Item 3.       Risk/Return Summary:  Fee Table                    Risk/Return Summary:  Fees and Expenses
Item 4.       Investment Objectives, Principal Investment        Investments; Risk Factors
              Strategies and Related Risks
Item 5.       Management's Discussion of Fund's Performance      Not applicable
Item 6.       Management, Organization and Capital Structure     Management of the Portfolios
Item 7.       Shareholder Information                            How the Portfolios Value their Shares;
                                                                 Investing in the Portfolios
Item 8.       Distribution Arrangements                          Investing in the Portfolios; Distribution Fees
                                                                 and Shareholder Servicing Fees
Item 9.       Financial Highlights Information                   Financial Highlights

Part B                                                           Statement of Additional Information Caption
------                                                           -------------------------------------------
Item 10.      Cover Page and Table of Contents                   Cover Page
Item 11.      Fund History                                       Table of Contents
Item 12.      Description of the Fund and its Investments and    Investments and Management Policies
              Risks
Item 13.      Management of the Fund                             Investment Objective and Management Policies;
                                                                 Management of the Trust, Appendix
Item 14.      Control Persons and Principal Holders of           Information About the Trust
              Securities
Item 15.      Investment Advisory and Other Services             Management Arrangements
Item 16.      Brokerage Allocation and Other Practices           Management Arrangements
Item 17.      Capital Stock and Other Securities                 Information About the Trust
Item 18.      Purchase, Redemption and Pricing of Shares         Management of the Trust; Purchase and
                                                                 Redemption of Shares; Determination of Net
                                                                 Asset Value
Item 19.      Taxation of the Fund                               Taxes
Item 20.      Underwriters                                       Management Arrangements
Item 21.      Calculation of Performance Data                    Cover Page
Item 22.      Financial Statements                               Financial Statements

Part C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

The
Bear Stearns
Funds

      Prospectus Dated

      July 29, 1999


            o Prime Money
            o Market Portfolio
            o
            o
            o Class Y Shares

This Prospectus provides important information about the Portfolio that you should know before investing. Please read it carefully and keep it for future reference.


The Securities and Exchange Commission has not approved the Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



[LOGO] The Bear Stearns Funds o 575 Lexington Avenue New York, NY 10022
                                                                  1-800-447-1139

Table of Contents
--------------------------------------------------------------------------------

            Risk/Return Summary                              1
            -------------------------------------------------------

            Investments                                      5
            -------------------------------------------------------

            Risk Factors                                     6
            -------------------------------------------------------

            Management of the Portfolio                      8
            -------------------------------------------------------

            How the Portfolio Values Its Shares              8
            -------------------------------------------------------

            Investing in the Portfolio                       8
            -------------------------------------------------------
                How to Buy Shares
                How to Sell Shares

            Dividends, Distributions and Taxes               12
            -------------------------------------------------------

            Additional Information                           13
            -------------------------------------------------------

            Financial Highlights                             14
            -------------------------------------------------------

                  The Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company (the "Trust").

                  It is important to keep in mind that mutual fund shares are:

                  o     not deposits or obligations of any bank;
                  o     not insured by the Federal Deposit Insurance
                        Corporation;
                  o subject to investment risk, including possible loss of the money invested.

Prime Money Market Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Liquidity and current income consistent with stability of principal.

Principal Strategies


      In pursuing its investment objective, the Prime Money Market Portfolio (the "Portfolio") will invest in a broad range of U.S. dollar-denominated short-term instruments, including:

            o     U.S. Government obligations;

            o Commercial paper, notes, certificates of deposit, banker's acceptances;

            o     Repurchase agreements;

            o     Floating and variable rate securities;

            o Time deposits and instruments issued or backed by U.S. or foreign banks or savings institutions with total assets of at least $1 billion at the time of purchase;

            o     U.S. dollar-denominated foreign securities.


Important Characteristics of the Portfolio:

      Quality: The Portfolio will invest in securities rated by at least two nationally recognized statistical rating organizations ("NRSROs"), including Standard & Poor's and Moody's, or by one NRSRO, if only that NRSRO has rated the security at the time that the Portfolio acquires it. For a discussion of the ratings categories of various NRSROs, see the Appendix to the Statement of Additional Information (the "SAI").


      The Portfolio will limit its portfolio investments to:

            o securities that are rated at the time of acquisition in one of an NRSRO's two highest short-term rating categories;

            o securities of issuers whose other short-term debt securities are so rated;

            o unrated securities that are deemed comparable by Bear Stearns Asset Management Inc., the Portfolio's investment adviser ("BSAM" or the "Adviser").

      The Board of Trustees has established policies to ensure that the Portfolio invests in high-quality, liquid instruments.


      Maturity: The Portfolio has a weighted average maturity of 90 days or less. The Portfolio may acquire individual investments with remaining maturities ranging from one day to 397 days. Floating and variable rate instruments are considered to be within the maturity range described above, despite having nominal remaining maturities greater than 397 days, because of their floating rate or reset features. For a description of floating and variable rate securities, see "Investments" in this Prospectus.

Principal Risks


      The Portfolio is subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Portfolio's net asset value, yield and/or total return:

            o Short-term interest rates may decline, causing the Portfolio to invest assets at lower rates.

            o Rapidly rising short-term interest rates or a drop in the price of floating or variable rate securities or an issuer's default may cause the Portfolio's share price to decline below $1.00.

            o High-quality, U.S. dollar-denominated foreign money market instruments may experience more volatility than their domestic counterparts, in part because of a degree of sovereign credit risk or the risk that a foreign issuer may not be able to obtain U.S. dollars to repay its obligations.

      An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Who May Want to Invest in the Portfolio


      The Portfolio may be appropriate for investors who:


            o     want current income;

            o     are seeking preservation of capital.


      The Portfolio may not be appropriate for investors who:
                        ---

            o     want potential growth over time;

            o are not willing to accept lower potential returns in return for preservation of capital.


Performance


      The bar chart and table below show the risks of investing in the Portfolio by showing changes in the performance of its Class Y Shares as of December 31, 1998, over various time periods.

      The table shows the Portfolio's average annual total return for one year and since the date of inception. The figures shown in the table assume reinvestment of dividends and distributions.

                  Prime Money Market Annual Total Return (%)(1)

                                  [GRAPHIC]

                               1998          5.55


      Past performance is not necessarily an indication of future results.


1     The Portfolio's year-to-date return as of June 30, 1999, was 2.40%.

During the period shown in the bar chart, the highest quarterly return was 1.39% (for the quarter ended September 30, 1998) and the lowest quarterly return was 1.30% (for the quarter ended December 31, 1998).

Average Annual Total Returns
(for the periods ended December 31, 1998)          1 Year      Since Inception*
================================================================================
    Prime Money Market Portfolio - Class Y          5.55%            5.61%
--------------------------------------------------------------------------------
*     Class Y shares commenced operations on July 14, 1997.

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Portfolio and the Portfolio continued to earn the same net interest income throughout the year. The Portfolio's seven-day yield as of December 31, 1998, was 5.07%. For the Portfolio's current seven-day yield, call 800-766-4111.

The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded. The Portfolio's seven-day effective yield as of December 31, 1998, was 5.20%.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


         Shareholder Fees (paid directly from your investment)*      Class Y
================================================================================
         Maximum sales charge (load) imposed on
         purchases (as a percentage of offering price)                None
--------------------------------------------------------------------------------
         Maximum deferred sales charge (load)
         (as a percentage of the lower of purchase or sale price)     None
--------------------------------------------------------------------------------
         Sales charge imposed on reinvested dividends                 None
--------------------------------------------------------------------------------
         Redemption fees                                              *
--------------------------------------------------------------------------------
         Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)
================================================================================
         Management Fees                                              0.20%
--------------------------------------------------------------------------------
         Distribution (12b-1) Fees                                    0.00%
--------------------------------------------------------------------------------
         Other Expenses                                               0.25%
                                                                      ----
--------------------------------------------------------------------------------
         Total Annual Portfolio Operating Expenses                    0.45%
--------------------------------------------------------------------------------
         Fee Waiver and Expense Reimbursement                        (0.25)%
                                                                      ----
--------------------------------------------------------------------------------
         Net Expenses(1)                                              0.20%
                                                                      ----
--------------------------------------------------------------------------------

            * There is a transaction fee of $7.50 for wiring redemption proceeds.

            1 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Portfolio's net expenses do not exceed the amount indicated above.

Example

      This Example illustrates the cost of investing in the Portfolio over various time periods. It is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Portfolio;

            o     your investment returns 5% each year;

            o     the Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Year    3 Years    5 Years        10 Years
================================================================================
Class Y                         $20       $119       $227            $543
--------------------------------------------------------------------------------

* This Example assumes that net portfolio operating expenses will equal 0.20% until March 31, 2000 and thereafter will equal 0.45%.

INVESTMENTS

      The Portfolio may invest in the following instruments to achieve its investment objective.

            o Floating and variable rate securities. The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). Upon adjustment, the market value of a floating or variable rate security can reasonably be expected to equal its amortized cost. Some of these securities may be illiquid.


            o Repurchase agreements are a type of secured lending and typically involve the acquisition of debt securities from a financial institution, such as a bank, savings and loan association or broker-dealer, which then agrees to repurchase the security at a specified resale price on a specified future date (ordinarily one week or less). The difference between the purchase and resale prices generally reflects the market interest rate for the term of the agreement.


            o Reverse repurchase agreements. The Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements in which the Portfolio would sell securities to financial institutions and agree to repurchase them at an agreed upon date and price. The Portfolio may enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions. Reverse repurchase agreements involve the risk that the market value of the securities that the Portfolio sold may decline below the price of the securities the Portfolio must repurchase.

            o Treasury STRIPS. The principal and interest components of U.S. Treasury bonds may be separated and traded independently under the federal Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. The resulting securities pay no interest and are sold at a discount to face value. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

            o U.S. Government obligations are notes and bonds issued or guaranteed by the U.S. Government (including Treasury STRIPS, described above), its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

            o When-issued securities and forward commitments. When-issued transactions arise when securities are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. In a forward commitment transaction, a buyer agrees to purchase securities for a fixed price at a future date beyond customary settlement time. A purchaser may enter into offsetting contracts for the forward sale of other securities that it owns.

Other Investment Strategies


      The Portfolio may invest defensively or hedge investments to protect against a market downturn.

            o Temporary Defensive Measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means the Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause the Portfolio to fail to meet its investment objective. For temporary defensive purposes, the Portfolio may hold cash (U.S. dollars).


            o Portfolio Turnover. The Adviser may trade actively to achieve the Portfolio's goals. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Portfolio's costs, lessening its performance over time.

         The SAI describes the Portfolio's investment strategies in more detail.

RISK FACTORS

      As with all mutual funds, investing in the Portfolio involves certain risks. There is no guarantee that the Portfolio will meet its investment objective. There is never any assurance that the Portfolio will perform as it has in the past.


      The Portfolio may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolio is subject to certain limitations and restrictions on its investments, which are also described in the SAI.


      The Portfolio is subject to the following principal risks.

General risks

            o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security, a particular sector, or the entire economy.

            o Manager risk is the risk that the portfolio managers' investment strategy may not produce the intended results. Manager risk also involves the possibility that the portfolio managers fail to execute an investment strategy effectively.


            o $1.00 Net Asset Value Risk. In order to maintain a $1.00 per-share net asset value, the Portfolio could reduce the number of its outstanding shares. The Portfolio could do this if there were a default on, or significant decline in value of, an investment held by the Portfolio. If this happened, you would own fewer shares.


            o Year 2000 risk. Like all mutual funds, the Portfolio could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Portfolio's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Portfolio. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Portfolio.

Risks of debt securities


            o Income risk. Declines in the general level of short-term interest rates obligate the Portfolio to make new investments in securities that offer a lower rate of interest than older securities.


            o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by the Portfolio's debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

            o Adjustable rate security risk. The market price of an adjustable rate security may fall for various reasons, including the following:


                        o The relationship among interest rates across a range of maturities (often referred to as the "yield curve") changes.

                        o     Investors demand higher risk premiums.

                        o     Investors believe that interest rates will rise.

                        o The supply of securities associated with the relevant benchmark interest rate or index exceeds the demand.

      For example, an adjustable rate security's market price will decline if one or more of these factors causes the interest rate of newly issued adjustable rate securities to be set at a higher level than that paid by the older security. For instance, the market price of an outstanding adjustable rate note that pays 3.00% below a bank's prime lending rate will decline if comparable newly issued adjustable rate notes offer 2.00% below the bank's prime rate.


Risks of foreign securities


            o Foreign issuer risk. Compared to U.S. and Canadian companies, less information is generally available to the public about foreign companies. Foreign stock exchanges, brokers, and listed companies may be subject to less regulation and supervision by foreign governments or other agencies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments more volatile than U.S. investments.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser


      BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolio. The Adviser is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading U.S. investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1999, of over $12.2 billion.


      The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.


      For the fiscal year ended March 31, 1999, the Adviser received management fees based on a percentage of the average daily net assets of the Portfolio in the amount of 0.016%.

      The Adviser and/or an affiliate, at its own expense, and from its own resources and without reimbursement from the Portfolio, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Portfolio, subject to applicable laws and regulations.


HOW THE PORTFOLIO VALUES ITS SHARES

      The net asset value (NAV), multiplied by the number of Portfolio shares you own, gives you the value of your investment.


      The Portfolio calculates its share price, called its net asset value ("NAV"), each business day at 3:00 p.m. Eastern Time. You may buy or sell shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the New York Stock Exchange, Inc. and the Federal Reserve Bank of New York are open.


      Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolio does not price its shares. In this case, the Portfolio's NAV may change on days when you are not able to buy or sell shares.

      The Portfolio seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. The Portfolio uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

INVESTING IN THE PORTFOLIO

      This section provides information to assist you in buying and selling shares of the Portfolio. Please read the entire Prospectus carefully before buying shares of the Portfolio.

How to Buy Shares


      The minimum initial investment is $1,000,000; there is no minimum for subsequent investments. You may buy Class Y shares of the Portfolio through your account representative at a broker-dealer with whom the Distributor has entered into a sales agreement (an "Authorized Dealer") or the Transfer Agent by wire only.


      To buy Class Y shares of the Portfolio by Federal Reserve wire, call the Transfer Agent at 1-800-447-1139 or call your account representative.

      If you do not wire Federal Funds, you must have the wire converted into Federal Funds, which usually takes one business day after receipt of a bank wire. The Transfer Agent will not process your investment until it receives Federal Funds.

      The following procedure will help assure prompt receipt of your Federal Funds wire:

            A. Call the Transfer Agent at 1-800-447-1139 and provide the following information:

                   Your name
                   Address
                   Telephone number
                   Taxpayer ID number
                   The amount being wired
                   The identity of the bank wiring funds

               The Transfer Agent will then provide you with a Portfolio account number. (If you already have an account, you must also notify the Portfolio before wiring funds.)

            B. Instruct your bank to wire the specified amount to the Portfolio as follows:

                  PNC Bank, N.A.
                  ABA #031000053
                  Credit Account Number: #85-5102-0143
                  From: [your name]
                  Account Number: [your Portfolio account number]
                  For Purchase of Prime Money Market Portfolio
                  Amount: [amount to be invested]


      You may open an account when placing an initial order by telephone, provided you then submit an Account Information Form by mail. The Transfer Agent will not process your investment until it receives a fully completed and signed Account Information Form.


      The Trust and the Transfer Agent each reserve the right to reject any purchase order for any reason.

How To Sell Shares

            o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent.

            o When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

            o The Trust will send you payment proceeds generally within seven days after it receives your redemption request.

Redemption Procedures

Redemption Through the Distributor or Authorized Dealers

      Method of Redemption    Instructions

      [GRAPHIC] In person     o  Visit your account representative.
                              o  Specify the name of the Portfolio, Class of
                                 shares and the number or dollar amount of shares that you wish to sell.

      [GRAPHIC] By telephone  o  Call your account representative.
                              o Specify the name of the Portfolio, Class of shares and the number or dollar amount of shares that you wish to sell.

      [GRAPHIC] By mail       o  Mail your redemption request to your account
                                 representative.
                              o  Specify the name of the Portfolio and the
                                 dollar amount of shares that you wish to sell.

      [GRAPHIC] By wire       o  Submit wiring instructions to your account
                                 representative.
                              o  Specify the name of the Portfolio, Class of
                                 shares and the number or dollar amount of shares that you wish to sell.


Redemption Through the Transfer Agent

      [GRAPHIC] By mail       o  Mail your purchase request to:
                                 PFPC Inc.
                                 Attention: The Bear Stearns Funds
                                 Prime Money Market Portfolio
                                 P.O. Box 8960
                                 Wilmington, Delaware 19899-8960

      [GRAPHIC] By telephone  o  Call the Transfer Agent at 1-800-447-1139.
                              o Specify the name of the Portfolio, class of shares and the number or dollar amount of shares that you wish to sell.

Additional Information About Redemptions

            o Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.


            o Signature guarantees. If your redemption proceeds exceed $50,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Call the Transfer Agent at 1-800-447-1139 for information about obtaining a Medallion Program signature guarantee.


            o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

            o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

            o Automatic redemption; redemption in kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. The Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

            o Suspension of the Right of Redemption. The Portfolio may suspend your right to redeem your shares under any of the following circumstances:


                  o     during non-routine closings of the NYSE;

                  o when the Securities and Exchange Commission ("SEC") determines that (a) trading on the NYSE is restricted or
                        (b) an emergency prevents the sale or valuation of the Portfolio's securities;

                  o when the SEC orders a suspension to protect the Portfolio's shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions

      The Portfolio passes along your share of its investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Portfolio.

      Ordinarily, the Portfolio declares dividends from its net investment income daily and pays them monthly. The Portfolio will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

      You can receive dividends or distributions in one of the following ways:


            o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.


            o Cash. The Trust will send you a check no later than seven days after the payable date.

            o Partial reinvestment. The Trust will automatically reinvest your dividends in additional shares of the Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.

            o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.


      You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account executive or the Transfer Agent at 1-800-447-1139.


Taxes

      The Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

            o Ordinary dividends from the Portfolio are taxable as ordinary income; dividends from the Portfolio's long-term capital gains are taxable as capital gain.

            o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

            o Dividends from the Portfolio that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from the Portfolio.

            o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

            o The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

            o When you sell (redeem) or exchange shares of the Portfolio, you must recognize any gain or loss. However, as long as the Portfolio's NAV per share does not deviate from $1.00, there will be no gain or loss.

            o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

            o You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Portfolio.

ADDITIONAL INFORMATION

Performance


      Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare the Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as IBC Financial Data Inc. and Lipper Inc.


Shareholder Communications

      The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address.

Financial Highlights -- Prime Money Market Portfolio


      The financial highlights table is intended to help you understand the financial performance of the Portfolio since its inception. This information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                             For the           For the Period
                                                                              fiscal           July 14, 1997*
                                                                            year ended             through
                                                                          March 31, 1999        March 31, 1998
=================================================================================================================
Per Share Operating Performance

       Net asset value, beginning of period                                      $1.00                 $1.00
-----------------------------------------------------------------------------------------------------------------
       Net investment income(1)                                                   0.0524                0.0399
-----------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                       0.0524                0.0399
-----------------------------------------------------------------------------------------------------------------
       Dividends and distributions to
       shareholders from net investment income                                   (0.0524)              (0.0399)
-----------------------------------------------------------------------------------------------------------------
       Net asset value, end of period                                            $1.00                 $1.00
-----------------------------------------------------------------------------------------------------------------
       Total investment return(2)                                                 5.37%                 5.72%

=================================================================================================================
Ratios/Supplemental Data

       Net assets, end of period (000's omitted)                              $386,201              $121,460
-----------------------------------------------------------------------------------------------------------------
       Ratio of expenses to average net assets(1)(4)                              0.20%                 0.13%(3)
-----------------------------------------------------------------------------------------------------------------
       Ratio of net investment income to average net assets(1)                    5.24%                 5.58%(3)
-----------------------------------------------------------------------------------------------------------------
       Increase/(decrease) reflected in above expense ratio and
       net investment income due to waivers and reimbursements                    0.25%                 0.52%(3)
-----------------------------------------------------------------------------------------------------------------

      *     Commencement of investment operations.

      1     Reflects waivers and reimbursement.

      2 Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions.

      3     Annualized.

      4 Without the waiver of advisory fee and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets would have been 0.45% for the year ended March 31, 1999 and 0.65% annualized for the period July 14, 1997 through March 31, 1998.

The
Bear Stearns
Funds

575 Lexington Avenue          o Prime Money Market Portfolio
New York, NY 10022
1-800-766-4111

DISTRIBUTOR                                  COUNSEL


Bear, Stearns & Co. Inc.                     Kramer Levin Naftalis & Frankel LLP
245 Park Avenue                              919 Third Avenue
New York, NY 10167                           New York, NY 10022


INVESTMENT ADVISER                           INDEPENDENT AUDITORS

Bear Stearns Asset Management Inc.           Deloitte & Touche LLP
575 Lexington Avenue                         Two World Financial Center
New York, NY 10022                           New York, NY 10281

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

TRANSFER & DIVIDEND
DISBURSEMENT AGENT

PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

      Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

      Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during last fiscal year.

            o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about the Portfolio, you may call or write:

                        PFPC Inc.
                        Attention: The Bear Stearns Funds
                        P.O. Box 8960
                        Wilmington, Delaware 19899-8960
                        Telephone: 1-800-447-1139 or 1-800-766-4111

            o     You may obtain copies of the SAI or financial reports

                  o for free by calling or writing broker-dealers or other financial intermediaries that sell the Portfolio's shares;

                  o for a fee by writing the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009;

                  o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

            o You may review and copy information about the Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 to obtain information about this service.

      You may also obtain a copy of the Portfolio's prospectus from the Bear Stearns Worldwide Web site at http://www.bearstearns.com.

      Investment Company Act File No. 811-8798

The
Bear Stearns
Funds

      Prospectus Dated

      July 29, 1999


      Fixed Income Funds

      o     Income Portfolio

      o     High Yield Total Return Portfolio

      o     Emerging Markets Debt Portfolio

      0     Class Y Shares

This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.


The Securities and Exchange Commission has not approved the Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


[LOGO] The Bear Stearns Funds o 575 Lexington Avenue New York, NY 10022
                                                                  1-800-447-1139

Table of Contents
--------------------------------------------------------------------------------

      Risk/Return Summaries                                            1
      ------------------------------------------------------------------
            Income Portfolio
            High Yield Total Return Portfolio
            Emerging Markets Debt Portfolio

      Investments                                                     15
      ------------------------------------------------------------------

      Risk Factors                                                    17
      ------------------------------------------------------------------

      Management of the Portfolios                                    20
      ------------------------------------------------------------------

            Investment Adviser
            Portfolio Management Team

      How The Portfolios Value Their Shares                           20
      ------------------------------------------------------------------

      Investing in the Portfolio                                      21
      ------------------------------------------------------------------


            How to Buy Shares
            How to Sell Shares


            Exchanges

      Dividends, Distributions and Taxes                              24
      ------------------------------------------------------------------

      Additional Information                                          26
      ------------------------------------------------------------------

      Financial Highlights                                            28
      ------------------------------------------------------------------


            Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company (the "Trust")


            It is important to keep in mind that mutual fund shares are:

                  o     not deposits or obligations of any bank;
                  o     not insured by the Federal Deposit Insurance
                        Corporation;
                  o subject to investment risk, including possible loss of the money invested.

Income Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      High current income consistent with preservation of capital.

Principal Strategies


      Under normal market conditions, the Income Portfolio invests at least 75% of its total assets in investment-grade, U.S. dollar-denominated fixed income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies or instrumentalities. The Income Portfolio may invest in:

            o     Bonds, debentures and notes

            o Mortgage-related securities (including interest-only and principal-only stripped securities);

            o     Asset-backed securities;

            o     Convertible debt obligations;

            o Money market instruments (including bank obligations, commercial paper, other short-term corporate debt, and repurchase agreements).

      The Income Portfolio seeks to equal or exceed the performance of the Salomon Smith Barney Broad Investment Grade Bond Index (the "Salomon BIG Index"), a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment-grade corporate fixed income securities maturing in one year or more and having a minimum of $50 million in debt outstanding at the time of inclusion in the Salomon BIG Index.

      Under normal market conditions, the Income Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration between three to six years.

      Duration is a measure of the expected price volatility of a debt security or portfolio of debt securities. Duration and interest rates are inversely related. For example, if a bond has an effective duration of three years, you can expect a 1% increase in general interest rates to cause the bond's
                          --------
      value to decrease about 3%.
               --------

      The Income Portfolio may invest up to 5% of its total assets in debt obligations of issuers in emerging countries. "Emerging countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an emerging country if it (i) derives 50% or more of its total revenues from either goods produced, sales made or services performed in emerging countries, or (ii) is organized under the laws of, and with a principal office in, an emerging country. Emerging countries generally include countries in Asia (other than Japan), Eastern Europe, Latin America and Africa.


                                                              Income Portfolio 1

Quality


            o Investment-Grade Securities. The Income Portfolio must invest at least 75% of its net assets in investment-grade securities, that is, they must be rated no lower than "Baa" by Moody's Investors Service ("Moody's"), "BBB" by Standard & Poor's ("S&P"), or the equivalent by other nationally recognized statistical ratings organizations ("NRSROs"), or, if unrated, deemed to be comparable by Bear Stearns Asset Management Inc., the investment adviser for each Portfolio ("BSAM" or the "Adviser").

            o Below Investment-Grade Securities ("Junk Bonds"). The Income Portfolio may invest up to 25% of its net assets in securities that are rated no lower than "B" by Moody's or S&P, or the equivalent by any other NRSRO, or, if unrated, deemed to be comparable by the Adviser.

            o Short-Term Obligations. The Income Portfolio may invest in short-term fixed income obligations that are rated in the two highest rating categories by Moody's, S&P, Fitch IBCA, Inc. or Duff & Phelps.


      See "Risk Factors -- Risks of debt securities" in this Prospectus and the Appendix to the Statement of Additional Information ("SAI").

Principal Risks


      You may lose money by investing in the Income Portfolio. The Income Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Income Portfolio's net asset value, yield and/or total return:

            o The rate of inflation may increase, resulting in higher interest rates, causing the Income Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities.

            o A particular strategy may not produce the intended result or is not executed effectively.

            o     An issuer's credit quality may be downgraded.

            o Below-investment-grade securities are more likely to decline in value due to defaults or bankruptcies than investment-grade securities.

            o The Income Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield. This may occur, for example, when the average life of a mortgage-related security is shortened.

            o The Income Portfolio may not fully recoup its investment in interest-only stripped mortgage-related securities if the underlying mortgages are prepaid faster than anticipated.

            o The yield on principal-only stripped mortgage-related securities could decline if the underlying mortgages experience less-than-anticipated prepayments of principal.


2  Income Portfolio

            o Securities issued in emerging countries may be less liquid and more volatile due to less developed securities markets or political instability. Inefficient settlement procedures in emerging countries may lead the Income Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities. In addition, the Income Portfolio may experiences losses from improper trading activities in emerging countries that are subject to less-stringent government regulation and accounting standards than in the United States.

Who May Want to Invest in the Income Portfolio


      The Income Portfolio may be appropriate for investors who:


            o     seek high current income;

            o     want to diversify their portfolio.


      The Income Portfolio may not be appropriate for investors who:
                               ---

            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.


Performance


      The bar chart and table below show the risks of investing in the Income Portfolio by showing changes in the performance of its Class Y shares as of December 31, 1998, over various time periods.

      The performance information presented below largely reflects management of the Income Portfolio's investments to maximize total return, rather than to generate high current income, the Income Portfolio's present investment objective. The Income Portfolio adopted its current investment objective on October 16, 1998. The performance information presented below may have been different if the Income Portfolio's investments had been managed to realize high current income.

      The table shows how the Income Portfolio's average annual total return for one year and since the date of inception compared to the Salomon BIG Index, a broad-based unmanaged index that represents the general performance of fixed income securities. The figures shown in the table assume reinvestment of dividends and distributions.



                                                              Income Portfolio 3

                  Income Portfolio Annual Total Return (%)(1)


                                   [GRAPHIC]

                             1996             3.10
                             1997             7.95
                             1998             7.66


Past performance is not necessarily an indication of future results.


1   The Income Portfolio's year-to-date return as of June 30, 1999, was (1.58)%.

During the period shown in the bar chart, the highest quarterly return was 4.73% (for the quarter ended December 31, 1995) and the lowest quarterly return was (2.09)% (for the quarter ended March 31, 1996.

Average Annual Total Returns
(for the periods ended December 31, 1998)          1 Year       Since Inception*
================================================================================
    Income Portfolio - Class Y                     7.66%             7.20%*
--------------------------------------------------------------------------------
    Salomon BIG Index                              8.71%             8.12%
--------------------------------------------------------------------------------
*     Class Y shares commenced operations on September 8, 1995.



4 Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Portfolio.


            Shareholder Fees (paid directly from your investment)*       Class Y
================================================================================
            Maximum sales charge (load) imposed on
            purchases (as a percentage of offering price)                None
--------------------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a percentage of the lower of purchase or sale price)     None
--------------------------------------------------------------------------------
            Sales charge imposed on reinvested dividends                 None
--------------------------------------------------------------------------------
            Redemption fees                                              **
--------------------------------------------------------------------------------
            Exchange fees                                                None
--------------------------------------------------------------------------------
            Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
================================================================================
            Management Fees                                              0.45%
--------------------------------------------------------------------------------
            Distribution (12b-1) Fees                                    0.00%
--------------------------------------------------------------------------------
            Other Expenses                                               3.23%
                                                                         ----
--------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                    3.68%
--------------------------------------------------------------------------------
            Fee Waiver and Expense Reimbursement                        (3.23)%
                                                                         ----
--------------------------------------------------------------------------------
            Net Expenses(1)                                              0.45%
                                                                         ----
--------------------------------------------------------------------------------

                  * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

                  ** There is a transaction fee of $7.50 for wiring redemption proceeds.

                  1 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Income Portfolio's net expenses do not exceed the amount indicated above.

EXAMPLE

      This Example illustrates the cost of investing in the Income Portfolio over various time periods. It is intended to help you compare the cost of investing in the Income Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Income Portfolio;

            o     your investment returns 5% each year;

            o     the Income Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years    10 Years
            ====================================================================
                 Class Y         $46        $826        $1,626     $3,721
            --------------------------------------------------------------------

                  * This Example assumes that net portfolio operating expenses will equal 0.45% until March 31, 2000 and thereafter will equal 3.68%.



                                                              Income Portfolio 5

High Yield Total Return Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Total return through high current income and capital appreciation.

Principal Strategies


      The High Yield Total Return Portfolio (the "High Yield Portfolio") will invest in high yield securities and issuers that the Adviser believes to be positioned for gradual or substantial credit improvement through a process that:

            o uses Bear Stearns' "High Yield Query System" to screen more than 2,000 issuers for companies that meet initial investment criteria;

            o identifies positive catalysts affecting the issuer's financial condition that may lead to price appreciation;

            o includes communicating with senior management to assess its commitment to improving credit quality;

            o identifies securities whose issuers have above-average prospects for superior returns.

      Under normal market conditions, the High Yield Portfolio will invest at least 80% of its total assets in high yield fixed income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks.


      Within this 80% category, the High Yield Portfolio may invest in the following securities (up to the stated percentage of its total assets):


            o     25% in foreign securities;

            o 25% in zero-coupon securities, pay-in-kind bonds or discount obligations;

            o     20% in distressed securities;

            o     20% in mortgage-related securities;

            o     15% in loans and participations;

            o     10% in convertible securities.


      Generally, the High Yield Portfolio's average weighted maturity will range from three to twelve years.


Quality

            o "High yield fixed income securities" ("junk bonds") are those securities that are rated "Ba" or lower by Moody's, or "BB" or lower by S&P or comparably rated by any other NRSRO, or unrated securities that the Adviser determines to be comparable.



6 High Yield Portfolio

            o The High Yield Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds.

      See "Risk Factors -- Risks of debt securities" in this Prospectus and the Appendix to the SAI.

Principal Risks


      You may lose money by investing in the High Yield Portfolio. The High Yield Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the High Yield Portfolio's net asset value, yield and/or total return:

            o High yield securities are more risky than investment-grade securities and may decline in value due to defaults or bankruptcies.

            o Portfolio investments that are already in default when acquired may experience further market value declines or become worthless.

            o The rate of inflation may increase, resulting in higher interest rates, causing the High Yield Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o     An issuer's credit quality may be downgraded.

            o The High Yield Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield. This may occur, for example, when the average life of a mortgage-related security is shortened.

            o A financial intermediary involved in a loan participation becomes insolvent or the High Yield Portfolio, as holder of the loan, may be compelled to participate in restructuring the underlying loan.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets.

Who May Want to Invest in the High Yield Portfolio


The High Yield Portfolio may be appropriate for investors who:


            o     seek high current income coupled with investment growth.


The High Yield Portfolio may not be appropriate for investors who:
                             ---

            o are not willing to accept the greater risks associated with high yield issues when compared to higher-rated corporate and U.S. Government bonds;

            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



                                                          High Yield Portfolio 7

Performance


      Class Y shares of the High Yield Portfolio have not yet commenced operations. The bar chart and table below show the risks of investing in the High Yield Portfolio by showing the performance of its Class A shares as of December 31, 1998, since inception. The returns for Class A shares would have annual returns that are substantially similar to those of Class Y shares because both Classes are invested in the same portfolio of securities. The returns for Class Y shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart and table, depending on the expenses of the Class Y shares.

      Bar Chart. The bar chart does not reflect any sales charges that are imposed on the purchase and sale of Class A shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows how the High Yield Portfolio's average annual total return since the date of inception compared to the Credit Suisse First Boston Global High Yield Index, a broad-based unmanaged index that represents the general performance of high yield fixed income securities. The table also compares the High Yield Portfolio's performance to that of the Lipper High Yield Bond Fund Index, a measure of the performance of high yield fixed income mutual funds. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.

              The High Yield Portfolio Annual Total Return (%)(1)

                                   [GRAPHIC]

                                 1998     4.28

      Past performance is not necessarily an indication of future results.

      1 The High Yield Portfolio's year-to-date return as of June 30, 1999, was 2.10%.

      During the period shown in the bar chart, the highest quarterly return was 8.30% (for the quarter ended March 31, 1998) and the lowest quarterly return was (6.75)% (for the quarter ended September 30, 1998).


         Average Annual Total Returns
         (for the period ended December 31, 1998)               Since Inception*
         =======================================================================
             High Yield Portfolio - Class A                          (0.45)%
         -----------------------------------------------------------------------
             Credit Suisse First Boston Global High Yield Index      (1.13)%
         -----------------------------------------------------------------------
             Lipper High Yield Bond Fund Index                       (0.07)%
         -----------------------------------------------------------------------
         *     Class A Shares commenced operations on January 2, 1998.



8 High Yield Portfolio

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Portfolio.


            Shareholder Fees (paid directly from your investment)*        ClassY
================================================================================
            Maximum sales charge (load) imposed on
            purchases (as a percentage of offering price)                 None
--------------------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a percentage of the lower of purchase or sale price)      None
--------------------------------------------------------------------------------
            Sales charge imposed on reinvested dividends                  None
--------------------------------------------------------------------------------
            Redemption fees                                               **
--------------------------------------------------------------------------------
            Exchange fees                                                 None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
================================================================================
            Management Fees                                               0.60%
--------------------------------------------------------------------------------
            Distribution (12b-1) Fees                                     0.00%
--------------------------------------------------------------------------------
            Other Expenses                                                0.79%
                                                                          ----
--------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                     1.39%
--------------------------------------------------------------------------------
            Fee Waiver and Expense Reimbursement                         (0.74)%
                                                                          ----
--------------------------------------------------------------------------------
            Net Expenses(1)                                               0.65%
                                                                          ----
--------------------------------------------------------------------------------

                  * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

                  ** There is a transaction fee of $7.50 for wiring redemption proceeds.

                  1 The expenses shown are based on estimated expenses of Class Y shares of the High Yield Portfolio for the fiscal year ending March 31, 2000. The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the High Yield Portfolio's net expenses do not exceed the amount indicated above.

EXAMPLE

      This Example illustrates the cost of investing in the High Yield Portfolio over various time periods. It is intended to help you compare the cost of investing in the High Yield Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the High Yield Portfolio;

            o     your investment returns 5% each year;

            o the High Yield Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years    10 Years
            ====================================================================
            Class Y              $66        $367        $690       $1,604
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 0.65% until March 31, 2000, and thereafter will equal 1.39%.



                                                          High Yield Portfolio 9

Emerging Markets Debt Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective


      High current income by investing primarily in debt obligations of issuers located in emerging countries with a secondary objective of capital appreciation.


Principal Strategies


      Under normal market conditions, the Emerging Markets Debt Portfolio ("EMD Portfolio") will invest at least 80% of its total assets in debt obligations of issuers in emerging countries. "Debt obligations" include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. Debt obligations also include preferred stock and convertible securities, which have characteristics of both debt and equity investments. Under normal market conditions, the EMD Portfolio may invest up to 10% of its total assets in convertible securities.

      The EMD Portfolio's investments in debt obligations may have stated maturities ranging from overnight to 30 years.

      "Emerging countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an emerging country if it (i) derives 50% or more of its total revenues from either goods produced, sales made or services performed in emerging countries, or (ii) is organized under the laws of, and with a principal office in, an emerging country. The EMD Portfolio intends to focus its investments in Asia, Eastern Europe, Latin America and Africa. Countries that are not considered emerging countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.

      In selecting investments for the EMD Portfolio, the Adviser will emphasize investments in countries that are making the most progress toward sustainable economic growth with lower inflation. The EMD Portfolio will apply the percentage limits described in this Risk/Return Summary at the time of purchase.

      The EMD Portfolio

            o will invest at least 70% of its total assets in at least three emerging countries;

            o     may invest up to 40% of its total assets in any one country;

            o may invest up to 20% of its total assets in loans and participations;

            o will invest at least 30% of its total assets in Central and Latin America;

      The EMD Portfolio seeks capital appreciation by investing in securities that it expects will benefit from declines in long-term interest rates or improvements in an issuer's credit quality.

      Currency. The EMD Portfolio primarily invests in a combination of (a) high-yield U.S. dollar-denominated instruments and (b) local currency instruments in emerging countries where the relationship between interest rates and anticipated foreign exchange movements relative to the



10 EMD Portfolio

      U.S. dollar are expected to result in a high dollar rate of return. In addition to current income, the EMD Portfolio also seeks capital appreciation from interest-rate and currency exchange fluctuations and improving credit quality.

      The EMD Portfolio will invest at least 70% of its total assets in U.S. dollar-denominated instruments. The EMD Portfolio may invest up to 30% of its assets in debt obligations denominated in local currencies, although the EMD Portfolio expects that it will not invest more than 20% of its assets in debt obligations denominated in the currency of any one country.

      Quality. The EMD Portfolio may invest in debt obligations that the Adviser determines to be suitable investments notwithstanding any credit ratings that may be assigned to such securities. All of the EMD Portfolio's assets may be invested in debt obligations that are unrated or below investment grade. The EMD Portfolio may purchase non-performing securities and some of these securities may be comparable to securities rated as low as the lowest credit ratings of an NRSRO. See "Risk Factors -- Risks of debt securities" in this Prospectus and the Appendix to the SAI.


Principal Risks


      You may lose money by investing in the EMD Portfolio. The EMD Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the EMD Portfolio's net asset value, yield and/or total return:

            o Foreign securities issued in emerging countries generally experience less liquidity and more volatility because the securities markets in these countries have less trading volume and fewer participants than established markets.

            o Inefficient settlement procedures in emerging countries may cause the EMD Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities.

            o The EMD Portfolio may experience losses from improper trading activities in emerging countries that are subject to less government regulation than in the United States.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

            o The rate of inflation may increase, resulting in higher interest rates, causing the EMD Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o     An issuer's credit quality may be downgraded.

            o Below investment-grade securities are more risky than investment-grade securities and are more likely to decline in value due to defaults or bankruptcies than investment-grade securities.



                                                                EMD Portfolio 11

            o A financial intermediary involved in a loan participation becomes insolvent or the EMD Portfolio, as holder of the loan, may be compelled to participate in restructuring the underlying loan.

            o The EMD Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield.

            o Computer systems in emerging countries may experience greater difficulty in processing Year 2000 data than systems in other countries, resulting in delays in the payment of interest or principal.

      In addition, the EMD Portfolio is a non-diversified mutual fund. As a non-diversified fund, the EMD Portfolio may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

Who May Want to Invest in the EMD Portfolio

The EMD Portfolio may be appropriate for investors who:

            o     seek high current income;

            o want to add an emerging markets fixed income component to an existing portfolio;

            o are willing to accept the relatively greater price volatility of investments in emerging markets compared to other fixed income investments.

The EMD Portfolio may not be appropriate for investors who:
                      ---

            o are not willing to accept the risks associated with foreign securities markets or currency fluctuation;

            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.


Performance


      Class Y shares of the EMD Portfolio have not yet commenced operations. The bar chart and table below show the risks of investing in the EMD Portfolio by showing changes in the performance of its Class A shares as of December 31, 1998, for various time periods. The returns for Class A shares would have annual returns that are substantially similar to those of Class Y shares because both Classes are invested in the same portfolio of securities. The returns for Class Y shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart and table, depending on the expenses of the Class Y shares.

      Each of the Portfolios is a series of the Trust, a series-type registered investment company. Prior to July 29, 1999, the EMD Portfolio was a series of Bear Stearns Investment Trust, another registered investment company advised by BSAM. The performance information below reflects the performance of the EMD Portfolio during the time that it was a series of Bear Stearns Investment Trust and BSAM served as its investment adviser.

      Bar Chart. The bar chart does not reflect any sales charges that are imposed on the purchase and sale of Class A shares. If sales charges were reflected, returns would be lower than those shown.



12 EMD Portfolio

      Table. The table shows how the EMD Portfolio's average annual total return for one year and since the date of inception compared to the Salomon Smith Barney Emerging Markets Debt Mutual Fund Index (the "EMMF Index"). The EMMF Index is a broad-based unmanaged index that represents the general performance of Brady bonds and assets of two non-Brady countries, Morocco and Russia. The EMMF Index is designed for use by mutual funds, whose tax diversification requirements preclude use of a Brady bond index, which is heavily weighted among a few issuers. The figures shown in the table assume reinvestment of dividends and distributions and all applicable sales charges.

                EMD Portfolio Annual Total Return (%)(1)

                              [GRAPHIC]

                               1996       40.80(2)
                               1997       14.61
                               1998      -10.76

      Past performance is not necessarily an indication of future results.

1     The EMD Portfolio's year-to-date return as of June 30, 1999, was 3.96%.

2 The EMD Portfolio's performance prior to January 1, 1996, is not shown because it was managed by an investment adviser other than BSAM, its current investment adviser, for the period from inception (May 3, 1993) to May 3, 1995.

      During the period shown in the bar chart, the highest quarterly return was 17.69% (for the quarter ended June 30, 1995) and the lowest quarterly return was (18.67)% (for the quarter ended September 30, 1998).

            Average Annual Total Returns
            (for the periods ended December 31, 1998)   1 Year   Since Inception
            ====================================================================
                EMD Portfolio - Class A               (14.78)%       15.52%**
            --------------------------------------------------------------------
                EMMF Index                             (9.57)%       18.88%
            --------------------------------------------------------------------
            *     The Adviser began managing Class A shares on May 4, 1995.
            ** Total return figures for Class A shares reflect the current maximum sales load of 4.50%. Prior to December 24, 1997, the maximum sales load was 3.75%.


                                                                EMD Portfolio 13

Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the EMD Portfolio.

            Shareholder Fees (paid directly from your investment)*       Class Y
================================================================================
            Maximum sales charge (load) imposed on
            purchases (as a percentage of offering price)                None
--------------------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a percentage of the lower of purchase or sale price)     None
--------------------------------------------------------------------------------
            Sales charge imposed on reinvested dividends                 None
--------------------------------------------------------------------------------
            Redemption fees                                              **
--------------------------------------------------------------------------------
            Exchange fees                                                None
--------------------------------------------------------------------------------
            Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
================================================================================
            Management Fees(1)                                           1.00%
--------------------------------------------------------------------------------
            Distribution (12b-1) Fees                                    0.00%
--------------------------------------------------------------------------------
            Other Expenses                                               1.68%
                                                                         ----
--------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                    2.68%
--------------------------------------------------------------------------------
            Fee Waiver and Expense Reimbursement                        (1.28)%
                                                                         ----
--------------------------------------------------------------------------------
            Net Expenses(2)                                              1.40%
                                                                         ----
--------------------------------------------------------------------------------

                  * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

                  ** There is a transaction fee of $7.50 for wiring redemption proceeds.

                  1 Management fees are based on the EMD Portfolio's average daily net assets at an annual rate of 1.00% charged on assets up to $50 million, 0.85% charged on assets between $50 million and $100 million and 0.55% charged on assets above $100 million.

                  2 The expenses shown are based on estimated expenses of the EMD Portfolio for the fiscal year ending March 31, 2000. The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the EMD Portfolio's net expenses do not exceed the amount indicated above.

EXAMPLE

      This Example illustrates the cost of investing in the EMD Portfolio over various time periods. It is intended to help you compare the cost of investing in the EMD Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the EMD Portfolio;

            o     your investment returns 5% each year;

            o     the EMD Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 Year     3 Years       5 Years     10 Years
            ====================================================================
            Class Y                 $143       $711         $1,306       $2,918
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.40% until March 31, 2000, and thereafter will equal 2.68%.

14 EMD Portfolio

INVESTMENTS

Principal Investment Strategies

      Income Portfolio

            The Income Portfolio seeks to identify and respond to phases in the business cycle -- expansion, topping out, recession and downturn -- and to shift among market sectors, maturities and relative credit quality to achieve its objective, taking into account the volatility and risk associated with investing in longer term fixed income securities and, to a lesser extent, with investing in below investment-grade securities.

            The Income Portfolio evaluates a security's duration, which measures the average time in which a security will receive the present value of all interest and principal payments as opposed to its term to maturity, which measures only the time until final payment is due and does not take into account the security's cash flows over time, including the effect of prepayments and interest rate changes. The Adviser may, for example, increase the average duration of the Income Portfolio's holdings when interest rates are declining and decrease the average duration when interest rates are increasing.


            The Income Portfolio seeks to equal or exceed the performance of the Salomon BIG Index. As of March 31, 1999, the weighted average maturity of securities in the Salomon BIG Index was approximately eight and one-half years with an average duration of approximately four and one-half years.


      High Yield Portfolio

            Securities offering high current yield are generally issued by (1) rapidly growing companies incurring debt to fund plant expansion or pay for acquisitions and (2) large, well-known, highly leveraged companies. These securities are also generally rated in the medium-to-lower quality categories by the NRSROs. The Adviser evaluates an issuer's financial history and condition, prospects and management and will not rely principally on the ratings assigned by NRSROs, although the Adviser does consider such ratings.

            The High Yield Portfolio seeks capital appreciation by investing in securities that it expects will benefit from declines in long-term interest rates or improvements in an issuer's business or prospects.


      EMD Portfolio

            The EMD Portfolio seeks to identify investment opportunities in emerging countries that are positioning themselves for sustainable economic growth with low inflation. These countries typically show signs of improving economic and political fundamentals, such as the appointment or election of reform-minded governments, tighter monetary and fiscal policies, privatization of state-controlled industries, and reform of social security and civil service systems.

            The EMD Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting debt obligations, including political and economic developments and changes in credit quality and exchange rates. Investing in floating rate and short-to- intermediate term securities may enable the EMD Portfolio to maximize returns in different interest rate environments. In addition, the ability to invest in fixed-rate securities with maturities of up to 30 years may allow the EMD Portfolio to take advantage of changes in prevailing interest rates.

Investments


      This table summarizes some of principal the investments and techniques, described below, that each Portfolio may use to achieve its investment objectives.

                                                 Income Portfolio      High Yield Portfolio      EMD Portfolio
      ========================================================================================================
            Asset-backed securities                    x
      --------------------------------------------------------------------------------------------------------
            Brady bonds                                                                               x
      --------------------------------------------------------------------------------------------------------
            Convertible securities                     x                      x                       x
      --------------------------------------------------------------------------------------------------------
            Discount securities                        x                      x                       x
      --------------------------------------------------------------------------------------------------------
            Distressed securities                      x                      x                       x
      --------------------------------------------------------------------------------------------------------
            Indexed securities                                                x                       x
      --------------------------------------------------------------------------------------------------------
            Loans                                                             x                       x
      --------------------------------------------------------------------------------------------------------
            Mortgage-related securities                x
      --------------------------------------------------------------------------------------------------------


            o Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.


            o Brady bonds are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in emerging countries in connection with sovereign debt restructurings, under a plan introduced by former U.S. Treasury Secretary Nicholas Brady.


            o Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by (1) higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) less price fluctuation than the underlying stock since they have fixed income characteristics, and (3) potential for capital appreciation if the market price of the underlying stock increases.

            o Discount securities Zero-coupon securities, which pay no cash income, are fixed income securities that are sold at substantial discounts from their face value. They include pay-in-kind bonds, which pay all or a portion of their interest in the form of debt or equity securities. Zero-coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

            o Distressed securities are debt or equity securities of financially troubled or bankrupt companies that the Adviser believes to be undervalued relative to their long-term potential for growth.

            o Indexed securities are investments whose value is indexed to that of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically are debt securities or deposits whose face value or coupon rate is determined by reference to a specific instrument or statistic.

            o Loans are arranged through private negotiations between a foreign entity and one or more financial institutions. A Portfolio will usually invest in loans through participations, in which the lending institution sells its right to receive principal and interest payments that it receives from the borrower.

            o Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.


Other Investment Strategies

      Each Portfolio may invest defensively or hedge investments to protect against a market downturn.

            o Temporary Defensive Measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.

                  For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.

                  For temporary defensive purposes, the EMD Portfolio may hold foreign currencies or multinational currency units.


            o Portfolio Turnover. The Adviser may trade actively to achieve a Portfolio's goals. High yield and emerging country markets are especially volatile and may result in more frequent trading. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase a Portfolio's costs, lessening its performance over time.


            The SAI describes each Portfolio's investment strategies in more detail.


RISK FACTORS

      As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

      The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

      Each Portfolio is subject to the following principal risks, except as noted.

General risks

            o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security, a particular sector, or the entire economy.

            o Manager risk is the risk that the portfolio managers' investment strategy may not produce the intended results. Manager risk also involves the possibility that the portfolio managers fail to execute an investment strategy effectively.

            o Year 2000 risk. Like all mutual funds, a Portfolio could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. Each Portfolio's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Portfolios. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Portfolio. The risk of computer failure may be greater with respect to investments in foreign countries, which may lack the expertise or resources to adequately address those issues.

Risks of debt securities

            o Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

            o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.


            o Reinvestment risk is the risk that when interest rates are declining, a Portfolio will have to reinvest interest income or prepayments from a security at lower interest rates. In a declining interest rate environment, lower reinvestment rates and price gains resulting from lower interest rates will offset each other to some extent.

            o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, or Moody's.

            o Below investment-grade securities ("junk bonds") may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than higher-rated securities. The market for these securities has relatively few participants, mostly institutional investors, and low trading volume. A Portfolio may have difficulty selling particular high yield securities at a fair price and obtaining accurate valuations in order to calculate its net asset value.

                  Securities that are rated "Ba" or lower by Moody's, or "BB" or lower by S&P or comparably rated by any other NRSRO, or unrated securities that the Adviser determines to be comparable may be considered speculative and subject to higher risk of default than investment-grade securities. High yield securities rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds are highly speculative and may be in default of principal and/or interest payments at the time of purchase.

Risks of foreign securities


            o Foreign issuer risk. Compared to U.S. and Canadian companies, less information is generally available to the public about foreign companies. Foreign stock exchanges, brokers, and listed companies may be subject to less regulation and supervision by foreign governments or other agencies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in emerging countries, more volatile than U.S. investments.

            o Currency risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. On January 1, 1999, participating nations in the European Economic and Monetary Union introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of a Portfolio's securities.

            o Emerging markets risk. Emerging country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain emerging countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of emerging country securities may cease or may be severely limited or where an emerging country governmental or corporate issuer defaults on its obligations.

                  The governments of certain emerging countries impose restrictions or controls that may limit or preclude a Portfolio's investment in certain securities. A Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An emerging country government may impose temporary restrictions on capital flows.

Risks of mortgage-related securities (Income Portfolio only)


            o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Portfolio may have to reinvest the proceeds from prepayments at lower interest rates.

            o Extension risk is the risk that the rate of anticipated prepayments of principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the weighted average maturity of a security may be extended past what was anticipated. The market value of securities with longer maturities tends to be more volatile.

Risks of distressed securities

            o Distressed securities include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. A Portfolio may own a significant portion of a company's distressed securities. As a result, the Portfolio may participate actively in the affairs of the company, which may subject the Portfolio to litigation risks or prevent the Portfolio from selling the securities.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser


      BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading U.S. investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1999, of over $12.2 billion.


      The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.

      For the fiscal year ended March 31, 1999, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers, as shown in the following table.


                       Income Portfolio         >      0.00%
                      ---------------------------------------
                       High Yield Portfolio     >      0.03%
                      ---------------------------------------
                      EMD Portfolio             >      0.24%
                      ---------------------------------------


Portfolio Management Team

      The Adviser uses a team approach to manage each Portfolio. The members of each team together are primarily responsible for the day-to-day management of each Portfolio's investments. No single individual is responsible for managing a Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

HOW THE PORTFOLIOS VALUE THEIR SHARES

      The net asset value (NAV), multiplied by the number of Portfolio shares you own, gives you the value of your investment.


            Each Portfolio calculates its share price, called its net asset value ("NAV"), each business day as of the close of the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the

            NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.

            Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

            The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The NAV for each Class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

                         NAV =   Total Assets Less Liabilities
                                 -----------------------------
                                 Number of Shares Outstanding

            You can request each Portfolio's current NAV by calling 1-800-447-1139.

INVESTING IN THE PORTFOLIOS

      This section provides information to assist you in purchasing shares of the Portfolios. Please read the entire Prospectus carefully before buying Class Y shares of a Portfolio.

How to Buy Shares

      The minimum initial investment is $3,000,000; there is no minimum for subsequent investments. You may buy Class Y shares of a Portfolio through your account representative at a broker-dealer with whom the Distributor has entered into a sales agreement (an "Authorized Dealer") or the Transfer Agent by wire only.

      To buy Class Y shares of a Portfolio by Federal Reserve wire, call the Transfer Agent at 1-800-447-1139 or call your account representative.

      If you do not wire Federal Funds, you must have the wire converted into Federal Funds, which usually takes one business day after receipt of a bank wire. The Transfer Agent will not process your investment until it receives Federal Funds.

      The following procedure will help assure prompt receipt of your Federal Funds wire:

            A. Call the Transfer Agent at 1-800-447-1139 and provide the following information:

                         Your name
                         Address
                         Telephone number
                         Taxpayer ID number
                         The amount being wired
                         The identity of the bank wiring funds

            The Transfer Agent will then provide you with a Portfolio account number. (If you already have an account, you must also notify the Portfolio before wiring funds.)

            B. Instruct your bank to wire the specified amount to the Portfolio as follows:

                          PNC Bank, N.A.
                          ABA #031000053
                          Credit Account Number: #85-5102-0143
                          From: [your name]
                          Account Number: [your Portfolio account number] For Purchase of ______________________ Portfolio
                          Amount: [amount to be invested]

      You may open an account when placing an initial order by telephone, provided you then submit an Account Information Form by mail. The Transfer Agent will not process your investment until it receives a fully completed and signed Account Information Form.

      The Trust and the Transfer Agent each reserve the right to reject any purchase order for any reason.

How To Sell Shares

            o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent.

            o When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

            o The Trust will send you payment proceeds generally within seven days after it receives your redemption request.

Redemption Procedures

Redemption Through the Distributor or Authorized Dealers

      Method of Redemption                  Instructions

      [GRAPHIC] In person          o     Visit your account representative.
                                   o     Specify the name of the Portfolio,
                                         Class of shares and the number or
                                         dollar amount of shares that you wish
                                         to sell.


      [GRAPHIC] By telephone       o     Call your account representative.
                                   o     Specify the name of the Portfolio,
                                         Class of shares and the number or
                                         dollar amount of shares that you wish
                                         to sell.

      [GRAPHIC] By mail            o     Mail your redemption request to your
                                         account representative.
                                   o     Specify the name of the Portfolio,
                                         class of shares and the number or
                                         dollar amount of shares that you wish
                                         to sell.

      [GRAPHIC] By wire            o     Submit wiring instructions to your
                                         account representative.
                                   o     Specify the name of the Portfolio,
                                         Class of shares and the number or
                                         dollar amount of shares that you wish
                                         to sell.

Redemption Through the Transfer Agent

      [GRAPHIC] By mail            o     Mail your purchase request to:
                                         PFPC Inc.
                                         Attention: The Bear Stearns Funds
                                         [name of Portfolio]
                                         P.O. Box 8960
                                         Wilmington, Delaware 19899-8960

      [GRAPHIC] By telephone       o     Call the Transfer Agent at
                                         1-800-447-1139.
                                   o     Specify the name of the Portfolio,
                                         class of shares and the number or
                                         dollar amount of shares that you wish
                                         to sell.

Additional Information About Redemptions

            o Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.


            o Signature guarantees. If your redemption proceeds exceed $50,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Call the Transfer Agent at 1-800-447-1139 for information about obtaining a Medallion Program signature guarantee.


            o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

            o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

            o Automatic redemption; redemption in kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. The Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

            o Suspension of the Right of Redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:

                  o     during non-routine closings of the NYSE;

                  o when the Securities and Exchange Commission ("SEC") determines that (a) trading on the NYSE is restricted or
                        (b) an emergency prevents the sale or valuation of the Portfolio's securities;

                  o when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges

      You may exchange Class Y shares of one Portfolio for Class Y shares of another Portfolio described in this Prospectus, class Y shares of another Portfolio of the Trust, or shares of the Money Market Portfolio of the RBB Fund, Inc. (You may obtain more information about other Portfolios of the Trust by calling the Transfer Agent at 1-800-447-1139.)

      The Trust does not currently charge a fee for exchanges, although it may change this policy in the future.

      Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

      Exchange policies. When exchanging your shares, please keep in mind:

            o An exchange of shares may create tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

            o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

            o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

            o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

            o The Trust may reject your exchange request. The Trust may modify or terminate the exchange option at any time.


DIVIDENDS, DISTRIBUTIONS AND TAXES

            If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

      The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.

      Ordinarily, each Portfolio declares and pays dividends from its net investment income monthly. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

      You can receive dividends or distributions in one of the following ways:


            o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.


            o Cash. The Trust will send you a check no later than seven days after the payable date.

            o Partial reinvestment. The Trust will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.


            o Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may not use this service to establish a new account.


            o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.


      You may choose your distribution method on your original Account Application. If you would like to change the option you selected, please call your account executive or the Transfer Agent at 1-800-447-1139


Taxes

      Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

            o Ordinary dividends from a Portfolio are taxable as ordinary income; dividends from a Portfolio's long-term capital gains are taxable as capital gain.

            o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

            o Dividends from the Portfolios that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Portfolio.

            o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

            o The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

            o When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

            o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

            o You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

ADDITIONAL INFORMATION

Performance

      Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

      The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address.

                       This page intentionally left blank

Financial Highlights -- Income Portfolio


      The financial highlights table is intended to help you understand the financial performance of the Income Portfolio since its inception. This information reflects financial results for a single share of the Income Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Income Portfolio's financial statements, are included in the Income Portfolio's annual report, which is available by calling the Trust at 1-800-447-1139.

      Class Y shares of the High Yield Portfolio and the EMD Portfolio have not yet commenced operations.

                                                                                                           Distributions
                                                  Net Asset                  Net Realized     Dividends      From Net
                                                    Value,         Net      and Unrealized    From Net       Realized
                                                  Beginning    Investment    Gain/(Loss) on  Investment      Capital
                                                  Of Period    Income*(1)    Investments(2)    Income         Gains
------------------------------------------------------------------------------------------------------------------------------------
Class Y

For the fiscal year ended March 31, 1999         $   12.37      $   0.78      $  (0.03)      $  (0.78)     $  (0.19)
------------------------------------------------------------------------------------------------------------------------------------
For the fiscal year ended March 31, 1998             12.03          0.80          0.36          (0.80)        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
For the fiscal year ended March 31, 1997             12.26          0.77         (0.20)         (0.77)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
For the period September 8, 1995**
through March 31, 1996                               12.35          0.41          0.05          (0.41)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------

* Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

**    Commencement of initial public offering.

1     Reflects waivers and reimbursements.

2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

                                                                             Increase/(Decrease)
                                                                                Reflected in
                                                              Ratio of Net    Expense Ratios and
    Net Asset                                   Ratio of       Investment       Net Investment
      Value,       Total         Net Assets,   Expenses to     Income to       Income Due to
       End       Investment    End of Period    Average Net   Average Net       Waivers and         Portfolio
    Of Period     Return(3)    (000's omitted)   Assets(1)      Assets(1)      Reimbursements     Turnover Rate
---------------------------------------------------------------------------------------------------------------
      12.15          6.13        $4,406           0.45%       6.27%                3.23%             107.21%
---------------------------------------------------------------------------------------------------------------
      12.37          9.81         4,339           0.45        6.39                 1.78              244.78
---------------------------------------------------------------------------------------------------------------
      12.03          4.77        13,486           0.45        6.34                 1.73              262.95
---------------------------------------------------------------------------------------------------------------

      12.26          2.92(4)     12,199           0.45(5)     5.93(4)(5)           2.89(4)(5)        107.35
---------------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effectsof sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.

5     Annualized.

The
Bear Stearns
Funds

575 Lexington Avenue                    o     Income Portfolio
New York, NY 10022                      o     High Yield Total Return Portfolio
1-800-766-4111                          o     Emerging Markets Debt Portfolio

DISTRIBUTOR


Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167


INVESTMENT ADVISER

Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


CUSTODIANS

Income and High Yield Portfolios:
Custodial Trust Company
101 Carnegie Center
Princeton, NJ  08540



EMD Portfolio:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA  02109



TRANSFER & DIVIDEND
DISBURSEMENT AGENT


PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

COUNSEL

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

      o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                         PFPC Inc.
                         Attention: The Bear Stearns Funds
                         P.O. Box 8960
                         Wilmington, Delaware 19899-8960
                         Telephone: 1-800-447-1139 or 1-800-766-4111

      o     You may obtain copies of the SAI or financial reports

            o for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares;

            o for a fee by writing the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009;

            o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

      o You may review and copy information about the Portfolios (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 to obtain information about this service.

      You may also obtain a copy of a Portfolio's prospectus from the Bear Stearns Worldwide Web site at http://www.bearstearns.com.

      Investment Company Act File No. 811-8798

The
Bear Stearns
Funds

      Prospectus Dated

      July 29, 1999


      Fixed Income Funds

      o     Income Portfolio

      o     High Yield Total Return Portfolio

      o     Emerging Markets Debt Portfolio

      o     Class A, B and C Shares

This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.


The Securities and Exchange Commission has not approved any Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


The Bear Stearns Funds o 575 Lexington Avenue New York, NY 10022 1-800-447-1139

Table of Contents
--------------------------------------------------------------------------------

            Risk/Return Summaries                                          1
            --------------------------------------------------------------------
                Income Portfolio
                High Yield Total Return Portfolio
                Emerging Markets Debt Portfolio

            Investments                                                    8
            --------------------------------------------------------------------

            Risk Factors                                                   10
            --------------------------------------------------------------------

            Management of the Portfolios                                   24
            --------------------------------------------------------------------
                 Investment Adviser
                 Portfolio Management Team

            How The Portfolios Value Their Shares                          25
            --------------------------------------------------------------------

            Investing in the Portfolios                                    24
            --------------------------------------------------------------------
                 Investment Requirements
                 Choosing a Class of Shares
                 How the Trust Calculates Sales Charges
                 Sales Charge Reductions and Waivers
                 Distribution Fees and Shareholder Servicing Fees
                 How to Buy Shares
                 How to Sell Shares
                 Exchanges

            Shareholder Services                                           34
            --------------------------------------------------------------------

            Dividends, Distributions and Taxes                             35
            --------------------------------------------------------------------


            Additional Information                                         37
            --------------------------------------------------------------------


            Financial Highlights                                           38
            --------------------------------------------------------------------

                  Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company (the "Trust")

                  It is important to keep in mind that mutual fund shares are:

                        o     not deposits or obligations of any bank;


                        o not insured by the Federal Deposit Insurance Corporation;

                        o subject to investment risk, including possible loss of the money invested.

Income Portfolio
--------------------------------------------------------------------------------

Risk/Return Summary

Investment Objective

      High current income consistent with preservation of capital.

Principal Strategies


      Under normal market conditions, the Income Portfolio invests at least 75% of its total assets in investment-grade, U.S. dollar-denominated fixed income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies or instrumentalities. The Income Portfolio may invest in:


            o     Bonds, debentures and notes


            o Mortgage-related securities (including interest-only and principal-only stripped securities)


            o     Asset-backed securities

            o     Convertible debt obligations


            o Money market instruments (including bank obligations, commercial paper, other short-term corporate debt, and repurchase agreements)

      The Income Portfolio seeks to equal or exceed the performance of the Salomon Smith Barney Broad Investment Grade Bond Index (the "Salomon BIG Index"), a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment-grade corporate fixed income securities maturing in one year or more and having a minimum of $50 million in debt outstanding at the time of inclusion in the Salomon BIG Index.

      Under normal market conditions, the Income Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration between three to six years.

      Duration is a measure of the expected price volatility of a debt security or portfolio of debt securities. Duration and interest rates are inversely related. For example, if a bond has an effective duration of three years, you can expect a 1% increase in general interest rates to cause the bond's value to decrease about 3%.

      The Income Portfolio may invest up to 5% of its total assets in debt obligations of issuers in emerging countries. "Emerging countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an emerging country if it (i) derives 50% or more of its total revenues from either goods produced, sales made or services performed in emerging countries, or (ii) is organized under the laws of, and with a principal office in, an emerging country. Emerging countries generally include countries in Asia (other than Japan), Eastern Europe, Latin America and Africa.



                                                              Income Portfolio 1

Quality


            o Investment-Grade Securities. The Income Portfolio must invest at least 75% of its net assets in investment-grade securities, that is, they must be rated no lower than "Baa" by Moody's Investors Service ("Moody's"), "BBB" by Standard & Poor's ("S&P"), or the equivalent by other nationally recognized statistical ratings organizations ("NRSROs"), or, if unrated, deemed to be comparable by Bear Stearns Asset Management Inc., the investment adviser for each Portfolio ("BSAM" or the "Adviser").

            o Below Investment-Grade Securities ("Junk Bonds"). The Income Portfolio may invest up to 25% of its net assets in securities that are rated no lower than "B" by Moody's or S&P, or the equivalent by any other NRSRO, or, if unrated, deemed to be comparable by the Adviser.

            o Short-Term Obligations. The Income Portfolio may invest in short-term fixed income obligations that are rated in the two highest rating categories by Moody's, S&P, Fitch IBCA, Inc. or Duff & Phelps.


See "Risk Factors -- Risks of debt securities" in this Prospectus and the Appendix to the Statement of Additional Information ("SAI").

Principal Risks


      You may lose money by investing in the Income Portfolio. The Income Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Income Portfolio's net asset value, yield and/or total return:

            o The rate of inflation may increase, resulting in higher interest rates, causing the Income Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities.

            o A particular strategy may not produce the intended result or is not executed effectively.

            o     An issuer's credit quality may be downgraded.

            o Below-investment-grade securities are more likely to decline in value due to defaults or bankruptcies than investment-grade securities.

            o The Income Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield. This may occur, for example, when the average life of a mortgage-related security is shortened.

            o The Income Portfolio may not fully recoup its investment in interest-only stripped mortgage-related securities if the underlying mortgages are prepaid faster than anticipated.

            o The yield on principal-only stripped mortgage-related securities could decline if the underlying mortgages experience less-than-anticipated prepayments of principal.



2 Income Portfolio

            o Securities issued in emerging countries may be less liquid and more volatile due to less developed securities markets or political instability. Inefficient settlement procedures in emerging countries may lead the Income Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities. In addition, the Income Portfolio may experiences losses from improper trading activities in emerging countries that are subject to less-stringent government regulation and accounting standards than in the United States.

Who May Want To Invest in the Income Portfolio


      The Income Portfolio may be appropriate for investors who:


            o     seek high current income;

            o     want to diversify their portfolio.


      The Income Portfolio may not be appropriate for investors who:


            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



                                                              Income Portfolio 3

Performance


      The bar chart and table below show the risks of investing in the Income Portfolio by showing changes in its performance as of December 31, 1998, over various time periods.

      The performance information presented below largely reflects management of the Income Portfolio's investments to maximize total return, rather than to generate high current income, the Income Portfolio's present investment objective. The Income Portfolio adopted its current investment objective on October 16, 1998. The performance information presented below may have been different if the Income Portfolio's investments had been managed to realize high current income.

      Bar Chart. The bar chart shows returns for Class A shares of the Income Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows the average annual total return of Class A and Class C shares of the Income Portfolio. The table shows how the Income Portfolio's average annual total return for one year and since the date of inception compared to the Salomon BIG Index, a broad-based unmanaged index that represents the general performance of fixed income securities. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


                   Income Portfolio Annual Total Return(%)(1)

                                    [GRAPHIC]

                              1996           2.74
                              1997           7.58
                              1998           7.29

      Past performance is not necessarily an indication of future results.


      1 The Income Portfolio's year-to-date return as of June 30, 1999, was (1.75)%.

      During the period shown in the bar chart, the highest quarterly return was 4.63% (for the quarter ended December 31, 1995) and the lowest quarterly return was (2.17)% (for the quarter ended March 31, 1996).



4 Income Portfolio

            Average Annual Total Returns
            (for the periods ended December 31, 1998)    1 Year    Since Inception*
            =======================================================================
                 Income Portfolio - Class A**             2.50%         6.27%
            -----------------------------------------------------------------------
                 Income Portfolio - Class C               5.60%         7.10%
            -----------------------------------------------------------------------
                 Salomon BIG Index                        8.71%         9.14%
            -----------------------------------------------------------------------

            * Class A and C shares commenced operations on April 5, 1995. Class B shares commenced operations on February 2, 1998. Returns for Class B shares are not included in this table because these shares did not have a full year of operations as of December 31, 1998.

            ** Total return figures for Class A shares reflect the current maximum sales load of 4.50%. Prior to December 24, 1997, the maximum sales load was 3.75%.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Portfolio.


            Shareholder Fees (paid directly from your investment)*         Class A   Class B   Class C
      ==================================================================================================
            Maximum sales charge (load) imposed on
            purchases (as a percentage of offering price)                   4.50      None      None
      --------------------------------------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a percentage of the lower of purchase or sale price)         **       5.00%(1)  1.00%
      --------------------------------------------------------------------------------------------------
            Sales charge imposed on reinvested dividends                    None      None      None
      --------------------------------------------------------------------------------------------------
            Redemption fees                                                  **        **        **
      --------------------------------------------------------------------------------------------------
            Exchange fees                                                   None      None      None
      --------------------------------------------------------------------------------------------------
            Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
      ==================================================================================================
            Management Fees                                                 0.45%     0.45%      0.45%
      --------------------------------------------------------------------------------------------------
            Distribution (12b-1) Fees                                       0.10%     0.75%      0.75%
      --------------------------------------------------------------------------------------------------
            Other Expenses (includes a 0.25% shareholder servicing fee)     3.23%     3.06%      3.43%
                                                                            -----     -----      -----
      --------------------------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                       3.78%     4.26%      4.63%
      --------------------------------------------------------------------------------------------------
            Fee Waiver and Expense Reimbursement                            (2.98)%   (2.81)%    (3.18)%
                                                                            -------   -------    -------
      --------------------------------------------------------------------------------------------------
            Net Expenses(2)                                                 0.80%     1.45%      1.45%
                                                                            -----     -----      -----
      --------------------------------------------------------------------------------------------------


            * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.


            ** You will pay a contingent deferred sales charge ("CDSC") of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

            1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

            2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Income Portfolio's net expenses do not exceed the amounts indicated above.



                                                              Income Portfolio 5

Example

      This Example illustrates the cost of investing in the Income Portfolio over various time periods. It is intended to help you compare the cost of investing in the Income Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Income Portfolio;

            o     your investment returns 5% each year;

            o     the Income Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                               1 Year       3 Years       5 Years      10 Years
            ====================================================================
              Class A           $528        $1,290         $2,070       $4,105
            --------------------------------------------------------------------
              Class B           $648        $1,336         $2,138       $4,151**
            --------------------------------------------------------------------
              Class C           $248        $1,110         $2,080       $4,535
            --------------------------------------------------------------------

      If you do not sell your shares at the end of each period --

                               1 Year       3 Years       5 Years      10 Years
            ====================================================================
              Class B           $148        $1,036         $1,938       $4,151**
            --------------------------------------------------------------------
              Class C           $148        $1,110         $2,080       $4,535
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 0.80% for Class A and 1.45% for both Class B and C shares until March 31, 2000 and thereafter will equal 3.78% for Class A, 4.26% for Class B and 4.63% for Class C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


6 Income Portfolio

High Yield Total Return Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Total return through high current income and capital appreciation.

Principal Strategies


      The High Yield Total Return Portfolio (the "High Yield Portfolio") will invest in high yield securities and issuers that the Adviser believes to be positioned for gradual or substantial credit improvement through a process that:


            o uses Bear Stearns' "High Yield Query System" to screen more than 2,000 issuers for companies that meet initial investment criteria

            o identifies positive catalysts affecting the issuer's financial condition that may lead to price appreciation

            o includes communicating with senior management to assess its commitment to improving credit quality

            o identifies securities whose issuers have above-average prospects for superior returns


      Under normal market conditions, the High Yield Portfolio will invest at least 80% of its total assets in high yield fixed income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks.


      Within this 80% category, the High Yield Portfolio may invest in the following securities (up to the stated percentage of its total assets):

            o     25% in foreign securities

            o 25% in zero-coupon securities, pay-in-kind bonds or discount obligations

            o     20% in distressed securities

            o     20% in mortgage-related securities

            o     15% in loans and participations

            o     10% in convertible securities


      Generally, the High Yield Portfolio's average weighted maturity will range from three to twelve years.

Quality

            o "High yield fixed income securities" ("junk bonds") are those securities that are rated "Ba" or lower by Moody's, or "BB" or lower by S&P or comparably rated by any other NRSRO, or unrated securities that the Adviser deter mines to be comparable.

            o The High Yield Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds.


      See "Risk Factors -- Risks of debt securities" in this Prospectus and the Appendix to the SAI.


                                                          High Yield Portfolio 7

Principal Risks


      You may lose money by investing in the High Yield Portfolio. The High Yield Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the High Yield Portfolio's net asset value, yield and/or total return:

            o High yield securities are more risky than investment-grade securities and may decline in value due to defaults or bankruptcies.

            o Portfolio investments that are already in default when acquired may experience further market value declines or become worthless.

            o The rate of inflation may increase, resulting in higher interest rates, causing the High Yield Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o     An issuer's credit quality may be downgraded.

            o The High Yield Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield. This may occur, for example, when the average life of a mortgage-related security is shortened.

            o A financial intermediary involved in a loan participation becomes insolvent or the High Yield Portfolio, as holder of the loan, may be compelled to participate in restructuring the underlying loan.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets.

Who May Want to invest in the High Yield Portfolio


The High Yield Portfolio may be appropriate for investors who:


            o     seek high current income coupled with investment growth.


The High Yield Portfolio may not be appropriate for investors who:


            o are not willing to accept the greater risks associated with high yield issues when compared to higher-rated corporate and U.S. Government bonds;

            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



8 High Yield Portfolio

Performance


      The bar chart and table below show the risks of investing in the High Yield Portfolio by showing its performance as of December 31, 1998, since inception.

      Bar Chart. The bar chart shows returns of Class A shares of the High Yield Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows the average annual total return of Class A, B and C shares of the High Yield Portfolio. The table shows how the High Yield Portfolio's average annual total return since the date of inception compared to the Credit Suisse First Boston Global High Yield Index, a broad-based unmanaged index that represents the general performance of high yield fixed income securities. The table also compares the High Yield Portfolio's performance to that of the Lipper High Yield Bond Fund Index, a measure of the performance of high yield fixed income mutual funds. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


                 High Yield Portfolio Annual Total Return(%)(1)

                                    [GRAPHIC]

                                1998        4.28

      Past performance is not necessarily an indication of future results.


            1 The High Yield Portfolio's year-to-date return as of June 30, 1999, was 2.10%.

            During the period shown in the bar chart, the highest quarterly return was 8.30% (for the quarter ended March 31, 1998) and the lowest quarterly return was (6.75)% (for the quarter ended September 30, 1998).



                                                          High Yield Portfolio 9

            Average Annual Total Returns
            (for the period ended December 31, 1998)            Since Inception*
            ====================================================================
                  High Yield Portfolio - Class A                      (0.45)%
            --------------------------------------------------------------------
                  High Yield Portfolio - Class B                        2.66%
            --------------------------------------------------------------------
                  High Yield Portfolio - Class C                      (1.13)%
            --------------------------------------------------------------------
                  Credit Suisse First Boston Global High Yield Index    0.58%
            --------------------------------------------------------------------
                  Lipper High Yield Bond Fund index                   (0.07)%
            --------------------------------------------------------------------
            *     Class A, B and C shares commenced operations on January 2,
                  1998.



Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Portfolio.


            Shareholder Fees (paid directly from your investment)*       Class A   Class B   Class C
      ================================================================================================
            Maximum sales charge (load) imposed on
            purchases (as a percentage of offering price)                 4.50%     None      None
      ------------------------------------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a percentage of the lower of purchase or sale price)       **       5.00%(1)  1.00%
      ------------------------------------------------------------------------------------------------
            Sales charge imposed on reinvested dividends                  None      None      None
      ------------------------------------------------------------------------------------------------
            Redemption fees                                                **        **        **
      ------------------------------------------------------------------------------------------------
            Exchange fees                                                 None      None      None
      ------------------------------------------------------------------------------------------------
            Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
      ================================================================================================
            Management Fees                                               0.60%     0.60%      0.60%
      ------------------------------------------------------------------------------------------------
            Distribution (12b-1) Fees                                     0.10%     0.75%      0.75%
      ------------------------------------------------------------------------------------------------
            Other Expenses (includes a 0.25% shareholder servicing fee)   1.04%     1.03%      1.03%
                                                                          -----     -----      -----
      ------------------------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                     1.74%     2.38%      2.38%
      ------------------------------------------------------------------------------------------------
            Fee Waiver and Expense Reimbursement                          (0.74)%   (0.73)%    (0.73)%
                                                                          -------   -------    -------
      ------------------------------------------------------------------------------------------------
            Net Expenses(2)                                               1.00%     1.65%      1.65%
                                                                          -----     -----      -----
      ------------------------------------------------------------------------------------------------


            * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.


            ** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

            1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

            2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the High Yield Portfolio's net expenses do not exceed the amounts indicated above.



10 High Yield Portfolio

Example

      This Example illustrates the cost of investing in the High Yield Portfolio over various time periods. It is intended to help you compare the cost of investing in the High Yield Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the High Yield Portfolio;

            o     your investment returns 5% each year;

            o the High Yield Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                              1 Year       3 Years       5 Years       10 Years
            ====================================================================
              Class A          $547         $904          $1,285        $2,351
            --------------------------------------------------------------------
              Class B          $668         $973          $1,404        $2,501**
            --------------------------------------------------------------------
              Class C          $268         $673          $1,204        $2,661
            --------------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                              1 Year       3 Years       5 Years       10 Years
            ====================================================================
              Class B          $168         $673          $1,204        $2,501**
            --------------------------------------------------------------------
              Class C          $168         $673          $1,204        $2,661
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.00% for Class A and 1.65% for both Class B and C shares until March 31, 2000, and thereafter will equal 1.74% for Class A and 2.38% for both Class B and C shares.

            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.



                                                         High Yield Portfolio 11

Emerging Markets Debt Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective


      High current income by investing primarily in debt obligations of issuers located in emerging countries with a secondary objective of capital appreciation.


Principal Strategies


      Under normal market conditions, the Emerging Markets Debt Portfolio ("EMD Portfolio") will invest at least 80% of its total assets in debt obligations of issuers in emerging countries. "Debt obligations" include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. Debt obligations also include preferred stock and convertible securities, which have characteristics of both debt and equity investments. Under normal market conditions, the EMD Portfolio may invest up to 10% of its total assets in convertible securities.

      The EMD Portfolio's investments in debt obligations may have stated maturities ranging from overnight to 30 years.

      "Emerging countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an emerging country if it (i) derives 50% or more of its total revenues from either goods produced, sales made or services performed in emerging countries, or (ii) is organized under the laws of, and with a principal office in, an emerging country. The EMD Portfolio intends to focus its investments in Asia, Eastern Europe, Latin America and Africa. Countries that are not considered emerging countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.

      In selecting investments for the EMD Portfolio, the Adviser will emphasize investments in countries that are making the most progress toward sustainable economic growth with lower inflation. The EMD Portfolio will apply the percentage limits described in this Risk/Return Summary at the time of purchase.

      The EMD Portfolio

            o will invest at least 70% of its total assets in at least three emerging countries;

            o     may invest up to 40% of its total assets in any one country;

            o may invest up to 20% of its total assets in loans and participations;

            o will invest at least 30% of its total assets in Central and Latin America.



12 EMD Portfolio

      The EMD Portfolio seeks capital appreciation by investing in securities that it expects will benefit from declines in long-term interest rates or improvements in an issuer's credit quality.

      Currency. The EMD Portfolio primarily invests in a combination of (a) high-yield U.S. dollar-denominated instruments and (b) local currency instruments in emerging countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar are expected to result in a high dollar rate of return. In addition to current income, the EMD Portfolio also seeks capital appreciation from interest-rate and currency exchange fluctuations and improving credit quality.

      The EMD Portfolio will invest at least 70% of its total assets in U.S. dollar-denominated instruments. The EMD Portfolio may invest up to 30% of its assets in debt obligations denominated in local currencies, although the EMD Portfolio expects that it will not invest more than 20% of its assets in debt obligations denominated in the currency of any one country.

      Quality. The EMD Portfolio may invest in debt obligations that the Adviser determines to be suitable investments notwithstanding any credit ratings that may be assigned to such securities. All of the EMD Portfolio's assets may be invested in debt obligations that are unrated or below investment grade. The EMD Portfolio may purchase non-performing securities and some of these securities may be comparable to securities rated as low as the lowest credit ratings of an NRSRO. See "Risk Factors -- Risks of debt securities" in this Prospectus and the Appendix to the SAI.


Principal Risks


      You may lose money by investing in the EMD Portfolio. The EMD Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the EMD Portfolio's net asset value, yield and/or total return:

            o Foreign securities issued in emerging countries generally experience less liquidity and more volatility because the securities markets in these countries have less trading volume and fewer participants than established markets.

            o Inefficient settlement procedures in emerging countries may cause the EMD Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities.

            o The EMD Portfolio may experience losses from improper trading activities in emerging countries that are subject to less government regulation than in the United States.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

            o The rate of inflation may increase, resulting in higher interest rates, causing the EMD Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities.



                                                                EMD Portfolio 13

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o     An issuer's credit quality may be downgraded.

            o Below investment-grade securities are more risky than investment-grade securities and are more likely to decline in value due to defaults or bankruptcies than investment-grade securities.

            o A financial intermediary involved in a loan participation becomes insolvent or the EMD Portfolio, as holder of the loan, may be compelled to participate in restructuring the underlying loan.

            o The EMD Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield.

            o Computer systems in emerging countries may experience greater difficulty in processing Year 2000 data than systems in other countries, resulting in delays in the payment of interest or principal.

      In addition, the EMD Portfolio is a non-diversified mutual fund. As a non-diversified fund, the EMD Portfolio may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

Who May Want to Invest in the EMD Portfolio

The EMD Portfolio may be appropriate for investors who:

            o     seek high current income;

            o want to add an emerging markets fixed income component to an existing portfolio;

            o are willing to accept the relatively greater price volatility of investments in emerging markets compared to other fixed income investments.

The EMD Portfolio may not be appropriate for investors who:

            o are not willing to accept the risks associated with foreign securities markets or currency fluctuation;

            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



14 EMD Portfolio

Performance


      The bar chart and table below show the risks of investing in the EMD Portfolio by showing changes in its performance as of December 31, 1998, over various time periods.

      Each of the Portfolios is a series of the Trust, a series-type registered investment company. Prior to July 29, 1999, the EMD Portfolio was a series of Bear Stearns Investment Trust, another registered investment company advised by BSAM. The performance information below reflects the performance of the EMD Portfolio during the time that it was a series of Bear Stearns Investment Trust and BSAM served as its investment adviser.

      Bar Chart. The bar chart shows returns for Class A shares of the EMD Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows the average annual total return of Class A and C shares of the EMD Portfolio. The table shows how the EMD Portfolio's average annual total return for one year and since the date of inception compared to the Salomon Smith Barney Emerging Markets Debt Mutual Fund Index (the "EMMF Index"). The EMMF Index is a broad-based unmanaged index that represents the general performance of Brady bonds and assets of two non-Brady countries, Morocco and Russia. The EMMF Index is designed for use by mutual funds, whose tax diversification requirements preclude use of a Brady bond index, which is heavily weighted among a few issuers. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


                    EMD Portfolio Annual Total Return(%)(1)

                                    [GRAPHIC]

                              1996           40.80(2)
                              1997           14.61
                              1998          -10.76

      Past performance is not necessarily an indication of future results.


      1     The EMD Portfolio's year-to-date return as of June 30, 1999, was
            (3.96)%.

      2 The EMD Portfolio's performance prior to January 1, 1996, is not shown because it was managed by an investment adviser other than BSAM, its current investment adviser, for the period from inception (May 3, 1993) to May 3, 1995.

      During the period shown in the bar chart, the highest quarterly return was 17.69% (for the quarter ended June 30, 1995) and the lowest quarterly return was (18.67)% (for the quarter ended September 30, 1998).



                                                                EMD Portfolio 15

            Average Annual Total Returns
            (for the periods ended December 31, 1998)  1 Year   Since Inception*
            ====================================================================
                 EMD Portfolio - Class A               (14.78)%     15.52%**
            --------------------------------------------------------------------
                 EMD Portfolio - Class C               (11.29)%     16.06%***
            --------------------------------------------------------------------
                 EMMF Index                             (9.57)%     18.88%
            --------------------------------------------------------------------
            *     Class B shares commenced operations on January 12, 1998.
                  Returns for Class B shares are not included in this table
                  because these shares did not have a full year of operations as of December 31, 1998.
            **    The Adviser began managing Class A shares on May 4, 1995.
                  Total return figures for Class A shares reflect the current maximum sales load of 4.50%. Prior to December 24, 1997, the maximum sales load was 3.75%.
            ***   Class C shares commenced operations on July 26, 1995.


Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the EMD Portfolio.

            Shareholder Fees (paid directly from your investment)*          Class A   Class B   Class C
      ==================================================================================================
            Maximum sales charge (load) imposed on
            purchases (as a percentage of offering price)                    4.50%     None      None
      --------------------------------------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a percentage of the lower of purchase or sale price)          **       5.00%(1)  1.00%
      --------------------------------------------------------------------------------------------------
            Sales charge imposed on reinvested dividends                     None      None      None
      --------------------------------------------------------------------------------------------------
            Redemption fees                                                   **        **        **
      --------------------------------------------------------------------------------------------------
            Exchange fees                                                    None      None      None
      --------------------------------------------------------------------------------------------------
            Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
      ==================================================================================================
            Management Fees(2)                                               1.00%     1.00%      1.00%
      --------------------------------------------------------------------------------------------------
            Distribution (12b-1) Fees                                        0.10%     0.75%      0.75%
      --------------------------------------------------------------------------------------------------
            Other Expenses (includes a 0.25% shareholder servicing fee)      1.93%     2.08%      1.81%
      --------------------------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                        3.03%     3.83%      3.56%
      --------------------------------------------------------------------------------------------------
            Fee Waiver and Expense Reimbursement                            (1.28)%   (1.43)%    (1.16)%
      --------------------------------------------------------------------------------------------------
            Net Expenses(3)                                                  1.75%     2.40%      2.40%
      --------------------------------------------------------------------------------------------------


            * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.


            ** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

            1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

            2 Management fees are based on the EMD Portfolio's average daily net assets at an annual rate of 1.00% charged on assets up to $50 million, 0.85% charged on assets between $50 million and $100 million and 0.55% charged on assets above $100 million.

            3 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the EMD Portfolio's net expenses do not exceed the amounts indicated above.



16 EMD Portfolio

Example

      This Example illustrates the cost of investing in the EMD Portfolio over various time periods. It is intended to help you compare the cost of investing in the EMD Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the EMD Portfolio;

            o     your investment returns 5% each year;

            o     the EMD Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                               1 Year       3 Years       5 Years      10 Years
            ====================================================================
              Class A            $620        $1,229        $1,863       $3,559
            --------------------------------------------------------------------
              Class B            $743        $1,338        $2,052       $3,797**
            --------------------------------------------------------------------
              Class C            $343          $984        $1,747       $3,751
            --------------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                               1 Year       3 Years       5 Years      10 Years
            ====================================================================
              Class B            $243        $1,038        $1,852       $3,797**
            --------------------------------------------------------------------
              Class C            $243          $984        $1,747       $3,751
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.75% for Class A and 2.40% for both Class B and C shares until March 31, 2000, and thereafter will equal 3.03% for Class A, 3.83% for Class B and 3.56% for Class C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


                                                                EMD Portfolio 17

INVESTMENTS

Principal Investment Strategies

      Income Portfolio


            The Income Portfolio seeks to identify and respond to phases in the business cycle -- expansion, topping out, recession and downturn -- and to shift among market sectors, maturities and relative credit quality to achieve its objective, taking into account the volatility and risk associated with investing in longer term fixed income securities and, to a lesser extent, with investing in below investment-grade securities.


            The Income Portfolio evaluates a security's duration, which measures the average time in which a security will receive the present value of all interest and principal payments as opposed to its term to maturity, which measures only the time until final payment is due and does not take into account the security's cash flows over time, including the effect of prepayments and interest rate changes. The Adviser may, for example, increase the average duration of the Income Portfolio's holdings when interest rates are declining and decrease the average duration when interest rates are increasing.


            The Income Portfolio seeks to equal or exceed the performance of the Salomon BIG Index. As of March 31, 1999, the weighted average maturity of securities in the Salomon BIG Index was approximately eight and one-half years with an average duration of approximately four and one-half years.


      High Yield Portfolio

            Securities offering high current yield are generally issued by (1) rapidly growing companies incurring debt to fund plant expansion or pay for acquisitions and (2) large, well-known, highly leveraged companies. These securities are also generally rated in the medium-to-lower quality categories by the NRSROs. The Adviser evaluates an issuer's financial history and condition, prospects and management and will not rely principally on the ratings assigned by NRSROs, although the Adviser does consider such ratings.

            The High Yield Portfolio seeks capital appreciation by investing in securities that it expects will benefit from declines in long-term interest rates or improvements in an issuer's business or prospects.


      EMD Portfolio

            The EMD Portfolio seeks to identify investment opportunities in emerging countries that are positioning themselves for sustainable economic growth with low inflation. These countries typically show signs of improving economic and political fundamentals, such as the appointment or election of reform-minded governments, tighter monetary and fiscal policies, privatization of state-controlled industries, and reform of social security and civil service systems.

            The EMD Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting debt obligations, including political and economic developments and changes in credit quality and exchange rates. Investing in floating rate and short-to-intermediate term securities may enable the EMD Portfolio to maximize returns in different interest rate environments. In addition, the ability to invest in fixed-rate securities with maturities of up to 30 years may allow the EMD Portfolio to take advantage of changes in prevailing interest rates.

Investments


      This table summarizes some of the principal investments and techniques, described below, that each Portfolio may use to achieve its investment objectives.

                                     Income Portfolio  High Yield Portfolio  EMD Portfolio
      =========================================================================================
            Asset-backed securities         X
      -----------------------------------------------------------------------------------------
            Brady bonds                                                            X
      -----------------------------------------------------------------------------------------
            Convertible securities          X                  X                   X
      -----------------------------------------------------------------------------------------
            Discount securities             X                  X                   X
      -----------------------------------------------------------------------------------------
            Distressed securities           X                  X                   X
      -----------------------------------------------------------------------------------------
            Indexed securities                                 X                   X
      -----------------------------------------------------------------------------------------
            Loans                                              X                   X
      -----------------------------------------------------------------------------------------
            Mortgage-related securities     X
      -----------------------------------------------------------------------------------------


            o Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.


            o Brady bonds are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in emerging countries in connection with sovereign debt restructurings, under a plan introduced by former U.S. Treasury Secretary Nicholas Brady.


            o Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by (1) higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) less price fluctuation than the underlying stock since they have fixed income characteristics, and (3) potential for capital appreciation if the market price of the underlying stock increases.

            o Discount securities Zero-coupon securities, which pay no cash income, are fixed income securities that are sold at substantial discounts from their face value. They include pay-in-kind bonds, which pay all or a portion of their interest in the form of debt or equity securities. Zero-coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

            o Distressed securities are debt or equity securities of financially troubled or bankrupt companies that the Adviser believes to be undervalued relative to their long-term potential for growth.


            o Indexed securities are investments whose value is indexed to that of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically are debt securities or deposits whose face value or coupon rate is determined by reference to a specific instrument or statistic.


            o Loans are arranged through private negotiations between a foreign entity and one or more financial institutions. A Portfolio will usually invest in loans through participations, in which the lending institution sells its right to receive principal and interest payments that it receives from the borrower.

            o Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.


Other Investment Strategies

      Each Portfolio may invest defensively or hedge investments to protect against a market downturn.


            o Temporary Defensive Measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.


                  For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.

                  For temporary defensive purposes, the EMD Portfolio may hold foreign currencies or multinational currency units.


            o Portfolio Turnover. The Adviser may trade actively to achieve a Portfolio's goals. High yield and emerging country markets are especially volatile and may result in more frequent trading. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase a Portfolio's costs, lessening its performance over time.


            The SAI describes each Portfolio's investment strategies in more detail.


RISK FACTORS

      As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

      The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

      Each Portfolio is subject to the following principal risks, except as noted.

General risks

            o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security, a particular sector, or the entire economy.

            o Manager risk is the risk that the portfolio managers' investment strategy may not produce the intended results. Manager risk also involves the possibility that the portfolio managers fail to execute an investment strategy effectively.

            o Year 2000 risk. Like all mutual funds, a Portfolio could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. Each Portfolio's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Portfolios. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Portfolio. The risk of computer failure may be greater with respect to investments in foreign countries, which may lack the expertise or resources to adequately address those issues.

Risks of debt securities

            o Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

            o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.


            o Reinvestment risk is the risk that when interest rates are declining, a Portfolio will have to reinvest interest income or prepayments from a security at lower interest rates. In a declining interest rate environment, lower reinvestment rates and price gains resulting from lower interest rates will offset each other to some extent.

            o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, or Moody's.

            o Below investment-grade securities ("junk bonds") may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than higher-rated securities. The market for these securities has relatively few participants, mostly institutional investors, and low trading volume. A Portfolio may have difficulty selling particular high yield securities at a fair price and obtaining accurate valuations in order to calculate its net asset value.

                  Securities that are rated "Ba" or lower by Moody's, or "BB" or lower by S&P or comparably rated by any other NRSRO, or unrated securities that the Adviser determines to be comparable may be considered speculative and subject to higher risk of default than investment-grade securities. High yield securities rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds are highly speculative and may be in default of principal and/or interest payments at the time of purchase.


Risks of foreign securities

            o Foreign issuer risk. Compared to U.S. and Canadian companies, less information is generally available to the public about foreign companies. Foreign stock exchanges, brokers, and listed companies may be subject to less regulation and supervision by foreign governments or other agencies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in emerging countries, more volatile than U.S. investments.

            o Currency risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. On January 1, 1999, participating nations in the European Economic and Monetary Union introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of a Portfolio's securities.

            o Emerging markets risk. Emerging country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain emerging countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of emerging country securities may cease or may be severely limited or where an emerging country governmental or corporate issuer defaults on its obligations.

                  The governments of certain emerging countries impose restrictions or controls that may limit or preclude a Portfolio's investment in certain securities. A Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An emerging country government may impose temporary restrictions on capital flows.

Risks of mortgage-related securities (Income Portfolio only)


            o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Portfolio may have to reinvest the proceeds from prepayments at lower interest rates.

            o Extension risk is the risk that the rate of anticipated prepayments of principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the weighted average maturity of a security may be extended past what was anticipated. The market value of securities with longer maturities tends to be more volatile.


Risks of distressed securities


            o Distressed securities include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. A Portfolio may own a significant portion of a company's distressed securities. As a result, the Portfolio may participate actively in the affairs of the company, which may subject the Portfolio to litigation risks or prevent the Portfolio from selling the securities.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser


      BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading U.S. investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1999, of over $12.2 billion.


      The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.

      For the fiscal year ended March 31, 1999, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers, as shown in the following table.


                    Income Portfolio               >           0.00%
                ---------------------------------------------------------
                    High Yield Portfolio           >           0.03%
                ---------------------------------------------------------
                    EMD Portfolio                  >           0.24%
                ---------------------------------------------------------


Portfolio Management Team

      The Adviser uses a team approach to manage each Portfolio. The members of each team together are primarily responsible for the day-to-day management of each Portfolio's investments. No single individual is responsible for managing a Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

HOW THE PORTFOLIOS VALUE THEIR SHARES

      The net asset value (NAV), multiplied by the number of Portfolio shares you own, gives you the value of your investment.


            Each Portfolio calculates its share price, called its net asset value ("NAV"), each business day as of the close of the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.


            Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

            The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The NAV for each Class is calculated by adding up the total value of the relevant

            Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

                           NAV =    Total Assets Less Liabilities
                                    --------------------------------
                                    Number of Shares Outstanding

            You can request each Portfolio's current NAV by calling 1-800-447-1139.

INVESTING IN THE PORTFOLIOS

      This section provides information to assist you in purchasing shares of the Portfolios. It describes the minimum investment requirements for the Portfolios, the expenses and sales charges applicable to each Class of shares and the procedures to follow if you decide to buy shares. Please read the entire Prospectus carefully before buying shares of a Portfolio.

Investment Requirements

      Minimum Initial Investment:

            o     Non-Retirement Account: $1,000

            o     Retirement Account: $500

      Minimum Subsequent Investment:

            o     Non-Retirement Account: $50

            o     Retirement Account: $25

Choosing a Class of Shares

      Once you decide to buy shares of a Portfolio, you must determine which Class of shares to buy. Each Portfolio offers Class A, B and C shares. Each Class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or account representative can help you choose the Class of shares that best suits your investment needs.

            o Class A shares have a front-end sales charge, which is added to the Class A NAV to determine the offering price per share.

            o Class B and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B and C shares have a contingent deferred sales charge ("CDSC") that you must pay if you sell your shares within a specified period of time. In addition, the annual expenses of Class B and C shares are higher than the annual expenses of Class A shares.


            In deciding which Class is best, you may consider, among other things:


            o     how much you intend to invest;

            o     the length of time you expect to hold your investment.

Relative Advantages of Each Share Class


              Investor Characteristics                     Advantages
--------------------------------------------------------------------------------
Class A    o Long-term investment horizon     o Lower expense structure and the
             and/or qualify for waiver or       amount of the initial sales
             reduction of sales charge          charge decreases as you invest
                                                more money

Class B    o Long-term investment horizon     o No front-end sales charge so the
                                                full amount of your investment
                                                is put to work right away;
                                                converts to Class A shares after
                                                eight years

Class C    o Short-term investment horizon    o No front-end sales charge so the
                                                full amount of your investment
                                                is put to work right away and
                                                the CDSC is lower than that of
                                                Class B shares, declining to
                                                zero after one year


      You should consult your financial adviser or account representative before investing in a Portfolio.

      You may be eligible to use the Right of Accumulation or Letter of Intent privileges to reduce your Class A sales charges. See "Reduction of Class A Sales Charges" below.

      The following table summarizes the differences in the expense structures of the three Classes of shares:


                   Class A              Class B                   Class C
--------------------------------------------------------------------------------
Front End       4.50%              None                      None
Sales Charge*
--------------------------------------------------------------------------------
CDSC            None**             5% to 0%, declining       1%, if you sell
                                   the longer you hold       shares within one
                                   your shares               year of purchase
--------------------------------------------------------------------------------
Annual          Lower than Class   Higher than Class A       Higher than Class A
Expenses        B and C shares     shares (Note: Class B     shares; same as
                                   shares convert to Class   Class B shares
                                   A shares 8 years after
                                   purchase)***
--------------------------------------------------------------------------------


      * There are several ways that you can reduce these charges, as described under "Sales Charge Reductions and Waivers."


      ** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns.


      *** Class B shares will not convert to Class A shares if the Adviser believes that the Internal Revenue Service will consider the conversion to be a taxable event. If Class B shares do not convert to Class A shares, they will continue to be subject to higher expenses than Class A shares indefinitely.

How the Trust Calculates Sales Charges

Class A Shares


      The public offering price for Class A shares is the NAV that the Trust calculates after you place your order plus the applicable sales load, as determined in the following table.


                                                          Total Sales Load
         Amount                                As a % of offering
      of Investment                             price per share    As a % of NAV
      --------------------------------------------------------------------------
      Less than $50,000                                 4.50           4.71
      $50,000 or more but less than $100,000            4.25           4.44
      $100,000 or more but less than $250,000           3.25           3.36
      $250,000 or more but less than $500,000           2.50           2.56
      $500,000 or more but less than $1,000,000         2.00           2.04
      $1,000,000 and above                              0.00*          0.00

      ----------
      * You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them with in60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns.


Class B Shares

      The public offering price for Class B shares is the NAV that the Trust calculates after you place your order. You pay no initial sales charge on Class B shares, but you will pay a CDSC if you sell your shares within six years of purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time you buy until the time you sell your Class B shares. Class B shares have higher annual expenses than Class A shares.

      For the purpose of determining the number of years from the time of any purchase, the Trust will aggregate all payments during a month and consider them made on the first day of that month.

                                                       CDSC as a % of Dollar
                        Year Since Purchase           Amount Subject to CDSC
            --------------------------------------------------------------------
                        First                                    5%
                        Second                                   4%
                        Third                                    3%
                        Fourth                                   3%
                        Fifth                                    2%
                        Sixth                                    1%
                        Seventh                                  0%
                        Eighth*                                  0%


            ----------
            * Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange will convert into Class A shares of the new Portfolio based on the date of the initial purchase of the shares of the exchanged Portfolio. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the underlying shares, on a pro rata basis. The Trust does not consider conversion to Class A shares to be a purchase or sale for federal income tax purposes. You should consult with your own tax adviser.

Class C Shares

      The public offering price for Class C shares is the NAV that the Trust calculates after you place your order. You pay no initial sales charge at the time of purchase. You will pay a CDSC of 1%, however, if you sell Class C shares within the first year of purchase.

      The Trust will calculate the CDSC on Class B and C shares in a manner that results in the lowest possible charge. The Portfolios will apply the CDSC to the lower of (1) the purchase price of the shares, or (2) the current market value of the shares being sold. You will pay no CDSC when you sell shares you have acquired through reinvestment of dividends or capital gain distributions.

Sales Charge Reductions and Waivers

Waiver of Class A Sales Charges

      The following categories of investors may buy Class A shares without a front-end sales charge:


            o Bear Stearns, its affiliates and their officers, directors or employees (including retired employees); any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Trust and certain family members of any of the these individuals.

            o Employees or registered representatives of any broker-dealers with whom the Distributor has entered into sales agreements ("Authorized Dealers") and their spouses and minor children.

            o     Qualified retirement plans of Bear Stearns.

            o Trustees or directors of investment companies for which BSAM or an affiliate acts as sponsor.

            o Any state, county or city, or any instrumentality, department, authority or agency that is prohibited by law from paying a sales load or commission in connection with the purchase of shares of a Portfolio.

            o Institutional investment clients, including corporate-sponsored pension and profit-sharing plans, other benefit plans and insurance companies.

            o Pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments.

            o Trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients.

            o     Service providers to the Portfolios.

            o Accounts for which an Authorized Dealer or investment adviser charges an asset management fee (including "wrap" fees).

            o Current shareholders of other mutual funds not distributed by Bear, Stearns & Co. Inc., the Portfolios' distributor, that have paid a front end sales charge or were subject to a CDSC, and that buy shares of a Portfolio within 60 days of selling shares of the other mutual fund. To qualify for this waiver, you or your Authorized Dealer must notify Bear Stearns in writing. However, if you sell your Portfolio shares up to one year after the date of purchase, the Portfolio will impose a CDSC on 1% of the lesser of purchase or sale price.

            To take advantage of the sales charge waiver, you must indicate your eligibility on your Account Information Form. If you think you may be eligible for a sales charge waiver, please contact your account representative or call PFPC Inc., the Portfolios' Transfer Agent, at 1-800-447-1139.

Reduction of Class A Sales Charges

      You may reduce your Class A sales charge by taking advantage of the following privileges:

            o Right of Accumulation: Lets you add the value of all Class A shares of the Portfolios that you currently own for purposes of calculating the sales charge on future purchases of Class A shares. You may count share purchases made by the following investors to calculate the reduced sales charge: you, your spouse and your children under the age of 21 (including shares in certain retirement accounts), and a company that you, your spouse or your children control; a trustee or other fiduciary account (including an employee benefit plan); a trustee or other fiduciary that buys shares concurrently for two or more employee benefit plans of a single employer or of affiliated employers.

            o Letter of Intent: Lets you buy Class A shares of any Portfolio over a 13-month period at the same sales charge as if all shares had been bought at once. You are not obligated to buy the full amount of the shares. However, you must complete the intended purchase to obtain the reduced sales load. To qualify for this plan, check the "Letter of Intent" box on the Account Information Form at the time you buy shares of any Portfolio.

Waiver of CDSC

      The Trust will waive the CDSC of Class A, B and C shares under the following circumstances:


            o redemptions made within one year after the death or disability of a shareholder;

            o redemptions by employees participating in eligible benefit plans, including separation of service;

            o redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise;

            o     a mandatory distribution under a tax-deferred retirement plan;

            o redemptions made through the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account, at the time you establish the automatic withdrawal feature.


                  If you believe you may qualify for a waiver of the CDSC, please contact your account representative or the Transfer Agent.

Distribution Fees and Shareholder Servicing Fees

      Distribution Fees. The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 for each Portfolio's Class A, B and C shares. Under the distribution plan, each Portfolio pays the Distributor a fee for the sale and distribution of its shares. The plan provides that each Portfolio's Class A shares pays 0.10% of its average daily net assets and each Portfolio's Class B and C shares each pay 0.75% of its average daily net assets.

      Keep in mind that:

            o Each Portfolio pays distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying higher front-end or back-end sales charges.

            o The Distributor will waive its distribution fees to the extent that a Portfolio would exceed the limitations imposed by the National Association of Securities Dealers on asset-based sales charges.

      Shareholder Servicing Fees. The Trust has adopted a shareholder servicing plan for the Class A, B and C shares of each Portfolio. The shareholder servicing plan allows the Portfolios or the Distributor to pay shareholder servicing agents up to 0.25% of the average annual daily net assets of each of these Classes of shares for personal shareholder services and for maintaining shareholder accounts. Shareholder servicing agents are financial institutions that may include Authorized Dealers, fiduciaries, and financial institutions that sponsor "mutual fund supermarkets," "no-transaction fee" programs or similar programs.


            When you buy shares, you must specify the class of shares. Otherwise, the Trust will assume that you wish to buy Class A shares.

How to Buy Shares

      You may buy shares of the Portfolios through your account representative by check or by wire or through the Transfer Agent. If you place your order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time), you will receive the NAV that the Trust calculates that day. Orders placed after the close of trading on the NYSE will be priced at the next business day's NAV.

Purchase Procedures

      Purchase Through the Distributor or Authorized Dealers

      Method of Purchase                    Instructions

      {GRAPHIC] In person       o  Visit your account representative.

                                o Specify the name of the Portfolio, Class of shares and the number or dollar amount of shares that you wish to buy.

      [GRAPHIC] By telephone    o  Call your account representative.
                                o  Specify the name of the Portfolio, Class
                                   of shares and the number or dollar amount of shares that you wish to buy.

      [GRAPHIC] By mail         o  Mail your purchase request to your account
                                   representative.
                                o  Specify the name of the Portfolio, Class of
                                   shares and the number or dollar amount of shares that you wish to buy.


      [GRAPHIC] By wire         o  Submit wiring instructions to your account
                                   representative.
                                o  Specify the name of the Portfolio, Class of
                                   shares and the number or dollar amount of shares that you wish to buy.


Purchase Through the Transfer Agent

      [GRAPHIC] By mail         o  Mail your purchase request to:
                                   PFPC Inc.
                                   Attention: The Bear Stearns Funds
                                   [name of Portfolio]
                                   P.O. Box 8960
                                   Wilmington, Delaware 19899-8960

      [GRAPHIC] By telephone    o  Call the Transfer Agent at 1-800-447-1139.


                                o Specify the name of the Portfolio, Class of shares and the number or dollar amount of shares that you wish to buy.


How To Sell Shares

      o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent. Please refer to the instructions under "How to Buy Shares" for information on selling your shares in person, by telephone, by mail or by wire.

      o When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

      o The Trust will send you payment proceeds generally within seven days after it receives your redemption request.

Additional Information About Redemptions

      o Waiting period. If you buy shares by check, the Trust will wait for your check to clear (up to 15 days) before it accepts your request to sell those shares.

      o Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.


      o Signature guarantees. If your redemption proceeds exceed $50,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Call the Transfer Agent at 1-800-447-1139 for information about obtaining a Medallion Program signature guarantee.


      o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

      o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

      o Automatic redemption; redemption in kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. The Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

      o Suspension of the Right of Redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:


            o     during non-routine closings of the NYSE;

            o when the Securities and Exchange Commission ("SEC") determines that (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Portfolio's securities;

            o when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges

      You may exchange shares of one Portfolio for shares of the same class of another Portfolio described in this Prospectus or the same class of another Portfolio of the Trust, usually without paying any additional sales charges. (You may obtain more information about other Portfolios of the Trust by calling the Transfer Agent at 1-800-447-1139.) You may pay a sales charge if the Portfolio you are exchanging did not impose an initial sales charge. You will not have to pay an additional sales charge if the Portfolio you are exchanging was acquired in any of the following ways:

            o     by a previous exchange from shares bought with a sales charge;


            o through reinvestment of dividends and distributions paid with respect to these shares.


      The Trust does not currently charge a fee for exchanges, although it may change this policy in the future.

      Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

      Exchange policies. When exchanging your shares, please keep in mind:

            o An exchange of shares may create tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

            o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

            o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

            o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

            o You may qualify for a reduced sales charge. See the SAI for details, or call your account representative.


            o The Trust may reject your exchange request. The Trust may modify or terminate the exchange option at any time.

SHAREHOLDER SERVICES

      The Trust offers several additional shareholder services. If you would like to take advantage of any of these services, please call your account representative or the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. These services may be changed or terminated at any time with 60 days' notice.


            o Automatic investment plan. You may buy shares of a Portfolio at regular intervals by direct transfer of funds from your bank. You may invest a set amount ($250 for the initial purchase; minimum subsequent investments of $50 or $25 for retirement accounts) monthly, bi-monthly, quarterly or annually and you can terminate the program at any time.

            o Directed distribution option. You may automatically reinvest your dividends and capital gain distributions in the same class of shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may buy Class A shares without a sales charge at the current NAV. However, if you buy Class B or C shares, they may be subject to a CDSC when you sell them. You may not use this service to establish a new account.

            o Systematic withdrawal plan. You may withdraw a set amount ($25 minimum) monthly, bi-monthly, quarterly or annually, as long as you have a beginning account balance of at least $5,000. You or the Transfer Agent may terminate the arrangement at any time. If you plan to buy new shares when you participate in a systematic plan, you may have to pay an additional sales charge.


            o Reinstatement privilege. If you sell your Class A shares, you may repurchase them (or Class A shares of any other Portfolio) within 60 days without paying an additional sales charge.

DIVIDENDS, DISTRIBUTIONS AND TAXES

            If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

      The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.


      Ordinarily, each Portfolio declares and pays dividends from its net investment income monthly. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.


      You can receive dividends or distributions in one of the following ways:


            o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.


            o Cash. The Trust will send you a check no later than seven days after the payable date.

            o Partial reinvestment. The Trust will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.

            o Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio. See the description of this option in the "Shareholder Services" section above.

            o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.


      You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account executive or the Transfer Agent at 1-800-447-1139.

Taxes

      Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

            o Ordinary dividends from a Portfolio are taxable as ordinary income; dividends from a Portfolio's long-term capital gains are taxable as capital gain.

            o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

            o Dividends from the Portfolios that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Portfolio.

            o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

            o The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

            o When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

            o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

            o You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

ADDITIONAL INFORMATION


Performance

      Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

      The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address.

                       This page intentionally left blank

Financial Highlights -- Income Portfolio


      The financial highlights table is intended to help you understand the financial performance of the Income Portfolio since its inception. This information reflects financial results for a single share of the Income Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Income Portfolio's financial statements, are included in the Income Portfolio's annual report, which is available by calling the Trust at 1-800-447-1139.

                                                                                              Distributions
                                          Net Asset                Net Realized    Dividends     From Net
                                           Value,        Net      And Unrealized    From Net     Realized
                                          Beginning  Investment    Gain/(Loss) On   Investment     Capital
                                          Of Period   Income*(1)  Investments*(2)    Income        Gains
============================================================================================================
Class A
  For the fiscal year ended March 31, 1999  $12.37      $0.74         $(0.03)        $(0.74)      $(0.19)
------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1998   12.03       0.76           0.36          (0.76)       (0.02)
------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1997   12.26       0.73          (0.20)         (0.73)       (0.03)
------------------------------------------------------------------------------------------------------------
  For the period April 5, 1995**
  through March 31, 1996                     12.00       0.71           0.30          (0.71)       (0.04)
------------------------------------------------------------------------------------------------------------
Class B
  For the fiscal year ended March 31, 1999   12.37       0.65          (0.03)         (0.65)       (0.19)
------------------------------------------------------------------------------------------------------------
  For the period February 2, 1998***
  through March 31, 1998                     12.47       0.10          (0.10)         (0.10)       -
------------------------------------------------------------------------------------------------------------
Class C
  For the fiscal year ended March 31, 1999   12.37       0.65          (0.03)         (0.65)       (0.19)
------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1998   12.03       0.70           0.36          (0.70)       (0.02)
------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1997   12.26       0.68          (0.20)         (0.68)       (0.03)
------------------------------------------------------------------------------------------------------------
  For the period April 5, 1995**
  through March 31, 1996                     12.00       0.67           0.30          (0.67)       (0.04)
------------------------------------------------------------------------------------------------------------

----------
* Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
**    Commencement of investment operations.
***   Commencement of initial public offering.
1     Reflects waivers and related reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Income Portfolio


                                                                     Increase/(Decrease)
     Net                                                 Ratio of       Reflected in
    Asset                  Net Assets,    Ratio of      Investment   Expense Ratios and
   Value,      Total         End of      Expenses to      Income    Net Investment Income
   End of   Investment       Period      Average Net    To Average   Due to Waivers and      Portfolio
   Period     Return(3)  (000's omitted)  Assets(1)    Net Assets(1)    Reimbursements     Turnover Rate
========================================================================================================
Class A
    $12.15     5.77%       $4,775           0.80%         5.83%             2.98%              107.21%
--------------------------------------------------------------------------------------------------------
     12.37     9.43         2,926           0.80          6.13              1.86               244.78
--------------------------------------------------------------------------------------------------------
     13.03     4.40         3,367           0.80          5.99              1.73               262.95
--------------------------------------------------------------------------------------------------------
     12.26     8.54         4,467           0.80(5)       5.76(5)           2.87(5)            107.35
--------------------------------------------------------------------------------------------------------
Class B
     12.15     5.09         1,121           1.45          5.16              2.81               107.21
--------------------------------------------------------------------------------------------------------
     12.37    (0.04)(4)        18           1.45(5)       5.22(4)(5)        0.48(4)(5)         244.78
--------------------------------------------------------------------------------------------------------
Class C
     12.15     5.08         2,067           1.45          5.28              3.18               107.21
--------------------------------------------------------------------------------------------------------
     12.37     8.92         1,403           1.28          5.60              1.80               244.78
--------------------------------------------------------------------------------------------------------
     12.03     3.99         1,018           1.20          5.57              1.74               262.95
--------------------------------------------------------------------------------------------------------
     12.26     8.13         1,775           1.25(5)       5.38(5)           2.95(5)            107.35
--------------------------------------------------------------------------------------------------------

----------
3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.

Financial Highlights -- High Yield Portfolio


      The financial highlights table is intended to help you understand the financial performance of the High Yield Portfolio since its inception. This information reflects financial results for a single share of the High Yield Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the High Yield Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the High Yield Portfolio's financial statements, are included in the High Yield Portfolio's annual report, which is available by calling the Trust at 1-800-447-1139.

                                                                                            Distributions
                                       Net Asset                 Net Realized    Dividends    From Net
                                        Value,         Net      And Unrealized   From Net     Realized
                                       Beginning   Investment    Gain/Loss On   Investment     Capital
                                       Of Period   Income*(1)   Investments*(2)    Income       Gains
=========================================================================================================
Class A
  For the fiscal year ended March 31, 1999  $12.73    $1.11         $ (1.32)       $(1.11)      $(0.05)
---------------------------------------------------------------------------------------------------------
  For the period January 2, 1998**
  through March 31, 1998                     12.00     0.26            0.73         (0.26)       -
---------------------------------------------------------------------------------------------------------
Class B
  For the fiscal year ended March 31, 1999   12.73     1.04           (1.32)        (1.04)       (0.05)
---------------------------------------------------------------------------------------------------------
  For the period January 2, 1998**
  through March 31, 1998                     12.00     0.24            0.73         (0.24)       -
---------------------------------------------------------------------------------------------------------
Class C
  For the fiscal year ended March 31, 1999   12.73     1.04           (1.32)        (1.04)       (0.05)
---------------------------------------------------------------------------------------------------------
  For the period January 2, 1995**
  through March 31, 1998                     12.00     0.24            0.73         (0.24)       -
---------------------------------------------------------------------------------------------------------

----------
* Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
**    Commencement of investment operations.
1     Reflects waivers and related reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- High Yield Portfolio


                                                                      Increase/(Decrease)
      Net                                                 Ratio of       Reflected in
     Asset                  Net Assets,    Ratio of      Investment   Expense Ratios and
    Value,      Total         End of      Expenses to      Income    Net Investment Income
    End of   Investment       Period      Average Net    To Average   Due to Waivers and     Portfolio
    Period    Return(3)   (000's omitted)  Assets(1)    Net Assets(1)    Reimbursements     Turnover Rate
==========================================================================================================
Class A
    $11.36     (1.57)%       $55,367         1.00%         9.37%             0.74%              101.75%
----------------------------------------------------------------------------------------------------------
     12.73      8.30          18,301         1.00(4)       9.14(4)           1.67(4)            139.61
----------------------------------------------------------------------------------------------------------
Class B
     11.36     (2.21)         23,395         1.65          8.76              0.73               101.75
----------------------------------------------------------------------------------------------------------
     12.73      8.13           6,013         1.65(4)       8.46(4)           1.68(4)            139.61
----------------------------------------------------------------------------------------------------------
Class C
     11.36     (2.21)         26,064         1.65          8.73              0.73               101.75
----------------------------------------------------------------------------------------------------------
     12.73     (8.13)         11,298         1.65(4)       8.46(4)           1.67(4)            139.61
----------------------------------------------------------------------------------------------------------

----------
3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4     Annualized.

Financial Highlights -- EMD Portfolio

      The financial highlights table is intended to help you understand the financial performance of the EMD Portfolio since its inception. This information reflects financial results for a single share of the EMD Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the EMD Portfolio (assuming reinvestment of all dividends and distributions).

      The financial highlights below reflect the historical information of the Emerging Markets Debt Portfolio, a series of Bear Stearns Investment Trust, the predecessor to the current EMD Portfolio. On July 29, 1999, the predecessor fund was reorganized as a series of the Trust and the EMD Portfolio assumed the financial history of the predecessor fund. This information has been audited by Deloitte & Touche LLP, whose report, along with the EMD Portfolio's financial statements, are included in the EMD Portfolio's annual report, which is available by calling the Trust at 1-800-447-1139.

                                                                                             Distributions
                                          Net Asset               Net Realized    Dividends    From Net
                                           Value,        Net     And Unrealized   From Net     Realized
                                          Beginning  Investment   Gain/Loss On   Investment     Capital
                                          Of Period  Income*(1)  Investments*(2)   Income        Gains
==========================================================================================================
Class A
  For the fiscal year ended March 31, 1999  $12.00      $1.05       $ (2.60)       $(1.01)      $(0.17)
----------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1998   11.14       0.91          1.17         (0.92)       (0.30)
----------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1997    9.02       0.85          2.10         (0.83)       -
----------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1996    6.90       0.91          2.13         (0.92)       -
----------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1995    8.98       0.79         (1.85)        (0.77)       (0.25)
----------------------------------------------------------------------------------------------------------
Class B
  For the fiscal year ended March 31, 1999   11.95       0.98         (2.60)        (0.97)       (0.17)
----------------------------------------------------------------------------------------------------------
  For the period January 12, 1998**
  through March 31, 1998                     11.33       0.21          0.61         (0.20)       -
----------------------------------------------------------------------------------------------------------
Class C
  For the fiscal year ended March 31, 1999   11.95       0.98         (2.59)        (0.97)       (0.17)
----------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1998   11.14       0.97          1.04         (0.90)       (0.30)
----------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1997    9.04       0.84          2.07         (0.81)       -
----------------------------------------------------------------------------------------------------------
  For the period July 26, 1995**
  through March 31, 1996                      7.81       0.59          1.32         (0.68)       -
----------------------------------------------------------------------------------------------------------

----------
* Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
**    Commencement of initial public offering.
1     Reflects waivers and related reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the respective periods. For EMD Portfolio, net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.

Financial Highlights -- EMD Portfolio


                                                                     Increase/(Decrease)
     Net                                                 Ratio of       Reflected in
    Asset                  Net Assets,    Ratio of      Investment   Expense Ratios and
   Value,      Total         End of      Expenses to      Income    Net Investment Income
   End of   Investment       Period      Average Net    To Average   Due to Waivers and      Portfolio
   Period    Return(3)  (000's omitted)   Assets(1)    Net Assets(1)    Reimbursements     Turnover Rate
--------------------------------------------------------------------------------------------------------
Class A
    $9.27     (12.40)%      $29,526         1.75%        10.38%             1.28%              82.47%
--------------------------------------------------------------------------------------------------------
    12.00      19.31         33,448         1.75          7.70              1.01              128.91
--------------------------------------------------------------------------------------------------------
    11.14      33.48         33,185         2.00          7.95              0.80              223.41
--------------------------------------------------------------------------------------------------------
     9.02      46.13         28,860         2.00         10.64              1.18              266.46
--------------------------------------------------------------------------------------------------------
     6.90     (13.07)        28,049         2.00          8.86              0.53(5)            35.01
--------------------------------------------------------------------------------------------------------
Class B
     9.19     (13.08)         1,459         2.40          9.73              1.43               82.47
--------------------------------------------------------------------------------------------------------
    11.95       7.29(4)         566         2.40(5)       7.13(4)(5)        2.25(4)(5)        128.91
--------------------------------------------------------------------------------------------------------
Class C
     9.20     (12.99)         2,165         2.40          9.73              1.16               82.47
--------------------------------------------------------------------------------------------------------
    11.95      18.66          4,317         2.40          7.31              1.05              128.91
--------------------------------------------------------------------------------------------------------
    11.14      32.97          2,583         2.40          7.59              0.64              223.41
--------------------------------------------------------------------------------------------------------
     9.04      25.45(4)         202         2.40(5)       8.72(4)(5)        3.42(4)(5)        266.46
--------------------------------------------------------------------------------------------------------

----------
3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.

The
Bear Stearns
Funds

575 Lexington Avenue                         o Income Portfolio
New York, NY 10022                           o High Yield Total Return Portfolio
1-800-766-4111                               o Emerging Markets Debt Portfolio

DISTRIBUTOR


Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167


INVESTMENT ADVISER

Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


CUSTODIANS

Income and High Yield Portfolios:


Custodial Trust Company
101 Carnegie Center
Princeton, NJ  08540


EMD Portfolio:

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA  02109

TRANSFER & DIVIDEND
DISBURSEMENT AGENT


PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

COUNSEL

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

      o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                         PFPC Inc.
                         Attention: The Bear Stearns Funds
                         P.O. Box 8960
                         Wilmington, Delaware 19899-8960
                         Telephone: 1-800-447-1139 or 1-800-766-4111

      o     You may obtain copies of the SAI or financial reports

            o for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares;

            o for a fee by writing the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009;

            o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

      o You may review and copy information about the Portfolios (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 to obtain information about this service.

      You may also obtain a copy of a Portfolio's prospectus from the Bear Stearns Worldwide Web site at

      http://www.bearstearns.com.

      Investment Company Act File No. 811-8798

The
Bear Stearns
Funds


      Prospectus Dated
      July 29, 1999


      Equity Funds

            o S&P STARS Portfolio
            o The Insiders Select Fund
            o Large Cap Value Portfolio
            o Small Cap Value Portfolio
            o Focus List Portfolio
            o Balanced Portfolio
            o International Equity Portfolio

              Class A, B and C Shares

This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.


The Securities and Exchange Commission has not approved any Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


The Bear Stearns Funds o 575 Lexington Avenue New York, NY 10022 1-800-447-1139

[LOGO]

Table of Contents
--------------------------------------------------------------------------------

      Risk/Return Summaries                                       1
      -------------------------------------------------------------
            S&P STARS Portfolio
            The Insiders Select Fund
            Large Cap Value Portfolio
            Small Cap Value Portfolio
            Focus List Portfolio
            Balanced Portfolio
            International Equity Portfolio

      Investments                                                36
      -------------------------------------------------------------

      Risk Factors                                               40
      -------------------------------------------------------------

      Management of the Portfolios                               44
      -------------------------------------------------------------
            Investment Adviser
            Portfolio Management Team

      How The Portfolios Value Their Shares                      45
      -------------------------------------------------------------


      Investing in the Portfolios                                45
      -------------------------------------------------------------
            Investment Requirements
            Choosing a Class of Shares
            How the Trust Calculates Sales Charges
            Sales Charge Reductions and Waivers
            Distribution Fees and Shareholder Servicing Fees
            How to Buy Shares
            How to Sell Shares
            Exchanges


      Shareholder Services                                       55
      -------------------------------------------------------------

      Dividends, Distributions and Taxes                         56
      -------------------------------------------------------------


      Additional Information                                     57
      -------------------------------------------------------------

      Financial Highlights                                       58
      -------------------------------------------------------------

            Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company (the "Trust")

            It is important to keep in mind that mutual fund shares are:


                  o     not deposits or obligations of any bank
                  o     not insured by the Federal Deposit Insurance
                        Corporation;
                  o subject to investment risk, including possible loss of the money invested.

S&P STARS Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      To provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500 Index").

Principal Strategies


      To achieve the investment objective of the S&P STARS Portfolio, Bear Stearns Asset Management Inc., the investment adviser for each Portfolio ("BSAM" or the "Adviser"), principally uses the Standard & Poor's Stock Appreciation Ranking System (or "STARS") to identify securities in the highest category (five stars) for purchase and in the lowest category (one star) for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the S&P 500 Index's total return.

            o Generally, the S&P STARS Portfolio will invest at least 85% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts that are listed on U.S. exchanges ("ADRs") that, at their time of initial purchase, were ranked five stars or, at their time of short sale, were ranked one star.

            o Generally, the S&P STARS Portfolio may invest up to 15% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking. See "Principal Investment Strategies -- Additional Information."

      In selecting investments, the Adviser analyzes the stocks ranked by S&P analysts according to the STARS ranking system and selects those it believes have the best potential for capital appreciation. The Adviser focuses on companies that show the potential to achieve growth at a reasonable price. The Adviser considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management. The Adviser may select securities of companies with small, middle or large market capitalizations.

      The S&P STARS Portfolio may invest up to 15% of its total assets without regard to STARS ranking to increase exposure to additional sectors or take advantage of investment opportunities in securities of issuers that S&P may not follow. If S&P downgrades a security held by the S&P STARS Portfolio to four stars from five stars, the Portfolio may purchase additional shares of that security without limitation. In addition, if S&P upgrades a security held by the S&P STARS Portfolio to two stars from one star, the Portfolio may sell short additional shares of that security without limitation.

      S&P's research staff analyzes and ranks the stocks of approximately 1,100 issuers and evaluates the short-term (up to 12 months) appreciation potential of the reviewed stocks, as shown below.

      *****      Buy         Expected to be among the best performers over the
                             next 6 to 12 months and to rise in price.
       ****  Accumulate      Expected to be an above-average performer.
        ***     Hold         Expected to be an average performer.
         **     Avoid        Expected to be a below-average performer.
          *     Sell         Expected to be a well-below-average performer
                             and to fall in price.



                                                          S&P STARS Portfolio  1

      Short Sales. The S&P STARS Portfolio may "sell short" securities that at their time of initial sale were rated one star. In a short sale, the Adviser sells a security it has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will repurchase the security at a lower price and realize a gain for the S&P STARS Portfolio. Short selling is considered "leverage" and may involve substantial risk.

      For a more detailed discussion of the STARS ranking system and its use by the S&P STARS Portfolio, please see the "Investments" section of this Prospectus, beginning at page 36. The "Investments" section also discusses various investments and techniques that the S&P STARS Portfolio uses to achieve its investment objective.


Principal Risks


      You may lose money by investing in the S&P STARS Portfolio. The S&P STARS Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the S&P STARS Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

            o A small- or middle-capitalization company's stock may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.

            o Small- or middle-capitalization company stocks may be subject to wider price swings or be less liquid because they trade less frequently and in smaller volume than large company stocks.

            o Short sales involve leverage, which may increase potential losses.

            o Ratings by S&P's research group may not accurately assess the investment prospects of a particular security.

      The S&P STARS Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the S&P STARS Portfolio more susceptible to price changes of securities of a particular issuer.


2  S&P STARS Portfolio

Who May Want to Invest in the S&P STARS Portfolio

      The S&P STARS Portfolio may be appropriate for investors who:

            o     are investing for the long term;

            o     want to add an equity component to their portfolio.

      The S&P STARS Portfolio may not be appropriate for investors who:

            o are not willing to take any risk that they may experience share price fluctuations that may cause them to lose money on their investment.


Performance


      The bar chart and table below show the risks of investing in the S&P STARS Portfolio by showing changes in its performance as of December 31, 1998, for various time periods.

      Bar Chart. The bar chart shows the returns for Class A shares of the S&P STARS Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows the average annual total returns for Class A, B and C shares of the S&P STARS Portfolio. The table shows how the S&P STARS Portfolio's average annual total return for one year and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


               The S&P STARS Portfolio Annual Total Return (%)(1)

                                   [GRAPHIC]

                               1996        27.77
                               1997        17.99
                               1998        39.69

      Past performance is not necessarily an indication of future results.


      1 The S&P STARS Portfolio's year-to-date return as of June 30, 1999 was 14.78%.

      During the period shown in the bar chart, the highest quarterly return was 28.69% (for the quarter ended December 31, 1998) and the lowest quarterly return was (11.65)% (for the quarter ended September 30, 1998).



                                                          S&P STARS Portfolio  3

Average Annual Total Returns
(for the periods ended December 31, 1998)          1 Year        Since Inception
================================================================================
S&P STARS Portfolio - Class A*                      32.01%           26.80%**
--------------------------------------------------------------------------------
S&P STARS Portfolio - Class B***                      N/A            31.98%
--------------------------------------------------------------------------------
S&P STARS Portfolio - Class C                       38.00%           28.07%**
--------------------------------------------------------------------------------
S&P 500 Index                                       28.57%           29.43%
--------------------------------------------------------------------------------
* Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.
**    Class A and C shares commenced operations on April 3, 1995.
***   Class B shares commenced operations on January 5, 1998.


Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P STARS Portfolio.

Shareholder Fees (paid directly from your investment)*      Class A    Class B    Class C
=========================================================================================
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                 5.50%     None       None
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase or sale price)       **       5.00%(1)   1.00%
-----------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                  None      None       None
-----------------------------------------------------------------------------------------
Redemption fees                                                **        **         **
-----------------------------------------------------------------------------------------
Exchange fees                                                 None      None       None
-----------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
=========================================================================================
Management Fees                                               0.75%     0.75%      0.75%
-----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     0.25%     0.75%      0.75%
-----------------------------------------------------------------------------------------
Other Expenses (includes a 0.25% shareholder servicing fee)   0.77%     0.77%      0.77%
                                                              -----     -----      -----
-----------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                     1.77%     2.27%      2.27%
-----------------------------------------------------------------------------------------
Fee Waiver                                                   (0.27)%   (0.27)%    (0.27)%
                                                             -------   -------    -------
-----------------------------------------------------------------------------------------
Net Expenses(2)                                               1.50%     2.00%      2.00%
                                                              -----     -----      -----
-----------------------------------------------------------------------------------------

* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

** You will pay a contingent deferred sales charge ("CDSC") of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses (as necessary) until at least March 31, 2000, so that the S&P STARS Portfolio's net expenses do not exceed the amounts indicated above.



4  S&P STARS Portfolio

Example

      This Example illustrates the cost of investing in the S&P STARS Portfolio over various time periods. It is intended to help you compare the cost of investing in the S&P STARS Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the S&P STARS Portfolio;

            o     your investment returns 5% each year;

            o     the S&P STARS Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                        1 Year        3 Years     5 Years        10 Years
            ==============================================================
            Class A       $694         $1,052      $1,433         $2,498
            --------------------------------------------------------------
            Class B       $703           $983      $1,391         $2,459**
            --------------------------------------------------------------
            Class C       $303           $683      $1,191         $2,584
            --------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                        1 Year         3 Years    5 Years        10 Years
            ==============================================================
            Class B       $203           $683      $1,191         $2,459**
            --------------------------------------------------------------
            Class C       $203           $683      $1,191         $2,584
            --------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.50% for Class A and 2.00% for both Class B and C shares until March 31, 2000, and thereafter will equal 1.77% for Class A and 2.27% for both Class B and C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


                                                          S&P STARS Portfolio  5

The Insiders Select Fund
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Capital appreciation.

Principal Strategies


      Under normal market conditions, The Insiders Select Fund invests at least 85% of its assets in the equity securities of U.S. issuers that it believes provide opportunities for capital appreciation. Equity securities consist of common stocks, convertible securities and preferred stocks. The Adviser anticipates that the issuers principally will be mid- to-large capitalization companies (companies that under current market conditions have market capitalizations that range from $2 billion to $10 billion). The Insiders Select Fund will invest in U.S. equity securities that the Adviser believes will equal or exceed the performance of the Standard & Poor's MidCap 400 Stock Index (the "S&P MidCap 400 Index"). The median market capitalization of stocks in the S&P MidCap 400 Index was approximately $1.8 billion as of March 31, 1999. The Insiders Select Fund may invest in stocks that are not included in the S&P MidCap 400 Index.


      In selecting investments for The Insiders Select Fund, the Adviser analyzes (i) trading in a company's securities by corporate insiders, officers, directors and significant stockholders, (ii) published company reports prepared by financial analysts, including revisions to earnings predictions and (iii) a company's corporate finance activities, including stock repurchase programs, dividend policies and new securities issuance.


      Insiders, analysts and the company may send signals that the Adviser analyzes to produce valuable information about the prospects for individual companies. In its analysis, the Adviser uses only data that is available to the public. The Adviser obtains the data on insider trading activity from CDA/Investnet, among other sources, which compiles this information from publicly available SEC filings.

      In addition to the factors described above, the Adviser also uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, beta (a measure of stock price volatility relative to the market), new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.


      For a more detailed discussion of how the Adviser evaluates trading by corporate insiders, reports by financial analysts and corporate financing activity, please see the "Investments" section of this Prospectus, beginning at page 37. The "Investments" section also discusses various investments and techniques that The Insiders Select Fund uses to achieve its investment objective.


6  Insiders Select Fund

Principal Risks


      You may lose money by investing in The Insiders Select Fund. The Insiders Select Fund is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect The Insiders Select Fund's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may be not executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o A middle-capitalization company's stock may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.

            o Middle capitalization company stocks may be subject to wider price swings or be less liquid because they trade less frequently and in smaller volume than large company stocks.

      The Insiders Select Fund is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make The Insiders Select Fund more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in The Insiders Select Fund

The Insiders Select Fund may be appropriate for investors who:

            o     are investing for the long term;

            o believe that insider buying patterns may be a good indicator of the future direction of a company's stock price.

The Insiders Select Fund may not be appropriate for investors who:

            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



                                                         Insiders Select Fund  7

Performance


      The bar chart and table below show the risks of investing in The Insiders Select Fund by showing changes in its performance as of December 31, 1998, for various time periods.

      Bar Chart. The bar chart shows returns for Class A of The Insiders Select Fund. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows the average annual total returns for Class A, B and C shares of The Insiders Select Fund. The table shows how The Insiders Select Fund's average annual total return for one year and since the date of inception compared to the S&P MidCap 400 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-size companies. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


               The Insiders Select Fund Annual Total Return (%)(1)

                                   [GRAPHIC]

                               1996        21.38
                               1997        29.64
                               1998         9.29

      Past performance is not necessarily an indication of future results.


       1 The Insiders Select Fund's year-to-date return as of June 30, 1999, was 12.19%.

      During the period shown in the bar chart, the highest quarterly return was 16.35% (for the quarter ended December 31, 1998) and the lowest quarterly return was (16.52)% (for the quarter ended September 30, 1998).



8  Insiders Select Fund

Average Annual Total Returns
(for the periods ended December 31, 1998)            1 Year      Since Inception
================================================================================
Insiders Select Fund - Class A*                        3.29%          18.80%**
--------------------------------------------------------------------------------
Insiders Select Fund - Class B***                      N/A             3.46%
--------------------------------------------------------------------------------
Insiders Select Fund - Class C                         7.74%          20.72%**
--------------------------------------------------------------------------------
S&P MidCap 400 Index                                  19.09%          23.56%
--------------------------------------------------------------------------------
* Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.
**    Class A and C shares commenced operations on June 16, 1995.
***   Class B shares commenced operations on January 6, 1998.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of The Insiders Select Fund.


Shareholder Fees (paid directly from your investment)*       Class A   Class B    Class C
=========================================================================================
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                  5.50%     None       None
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase or sale price)        **      5.00%(1)    1.00%
-----------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                   None      None       None
-----------------------------------------------------------------------------------------
Redemption fees                                                 **        **         **
-----------------------------------------------------------------------------------------
Exchange fees                                                  None      None       None
-----------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
=========================================================================================
Management Fees(2)                                             1.00%     1.00%      1.00%
-----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                      0.25%     0.75%      0.75%
-----------------------------------------------------------------------------------------
Other Expenses (includes a 0.25% shareholder servicing fee)    1.21%     1.21%      1.21%
                                                               -----     -----      -----
-----------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                      2.46%     2.96%      2.96%
-----------------------------------------------------------------------------------------
Fee Waiver                                                    (0.81)%   (0.81)%    (0.81)%
                                                              ------    ------     ------
-----------------------------------------------------------------------------------------
Net Expenses(3)                                                1.65%     2.15%      2.15%
                                                               -----     -----      -----
-----------------------------------------------------------------------------------------


* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.


** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

2 The management fee may increase or decrease by 0.50% based on The Insiders Select Fund's performance.

3 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that The Insiders Select Fund's net expenses do not exceed the amounts indicated above.



                                                         Insiders Select Fund  9

Example

      This Example illustrates the cost of investing in The Insiders Select Fund over various time periods. It is intended to help you compare the cost of investing in The Insiders Select Fund with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in The Insiders Select Fund;

            o     your investment returns 5% each year;

            o The Insiders Select Fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      If you sell your shares at the end of each period --


                               1 Year       3 Years     5 Years      10 Years
            ==================================================================
            Class A             $709         $1,201      $1,719       $3,135
            ------------------------------------------------------------------
            Class B             $718         $1,139      $1,686       $3,105**
            ------------------------------------------------------------------
            Class C             $318           $839      $1,486       $3,223
            ------------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                               1 Year       3 Years     5 Years      10 Years
            ==================================================================
            Class B             $218           $839      $1,486       $3,105**
            ------------------------------------------------------------------
            Class C             $218           $839      $1,486       $3,223
            ------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.65% for Class A and 2.15% for both Class B and C shares until March 31, 2000, and thereafter will equal 2.46% for Class A and 2.96% for both Class B and C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


10  Insiders Select Fund

Large Cap Value Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Capital appreciation.

Principal Strategies


      Under normal market conditions, the Large Cap Value Portfolio ("Large Cap Portfolio") invests at least 65% of its total assets in equity securities of companies with market capitalizations (at time of purchase) of more than $10 billion ("large companies") and that the Adviser identifies as "value" securities.

            o Within this 65% category, the Large Cap Portfolio may invest up to 10% of its total assets in equity securities of foreign issuers in the form of ADRs.


      Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Large Cap Portfolio may invest must be rated at least "investment grade" by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase.


      The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, beta (a measure of stock price volatility relative to the market), new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

      The weighted average market capitalization of issuers in whose securities the Large Cap Portfolio invests will vary depending on market conditions. As of June 30, 1999, the weighted average market capitalization of issuers of securities held by the Large Cap Portfolio was greater than $35 billion.


Principal Risks


      You may lose money by investing in the Large Cap Portfolio. The Large Cap Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Large Cap Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities declines.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.


                                                         Large Cap Portfolio  11

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Who May Want to Invest in the Large Cap Portfolio


The Large Cap Portfolio may be appropriate for investors who:


            o     are investing for the long term;

            o     want to add a large-cap equity component to their portfolio.


The Large Cap Portfolio may not be appropriate for investors who:


            o are not willing to accept the price volatility associated with stocks or take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment



12  Large Cap Portfolio

Performance


      The bar chart and table below show the risks of investing in the Large Cap Portfolio by showing changes in its performance as of December 31, 1998, for various time periods.

      Bar Chart. The bar chart shows returns for Class A shares of the Large Cap Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows average annual total returns for Class A and C shares of the Large Cap Portfolio. The table shows how the Large Cap Portfolio's average annual total return for one year and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


              Large Cap Value Portfolio Annual Total Return (%)(1)

                                   [GRAPHIC]

                               1996        14.37
                               1997        31.07
                               1998        15.61

      Past performance is not necessarily an indication of future results.


       1 The Large Cap Portfolio's year-to-date return as of June 30, 1999 was 8.89%.

      During the period shown in the bar chart, the highest quarterly return was 17.59% (for the quarter ended June 30, 1997) and the lowest quarterly return was (12.73)% (for the quarter ended September 30, 1998).



                                                         Large Cap Portfolio  13

Average Annual Total Returns
(for the periods ended December 31, 1998)         1 Year        Since Inception*
================================================================================
Large Cap Portfolio - Class A                       9.23%            21.07%**
--------------------------------------------------------------------------------
Large Cap Portfolio - Class C                      14.20%            22.32%
--------------------------------------------------------------------------------
S&P 500 Index                                      28.57%            29.43%
--------------------------------------------------------------------------------
* Class A and C shares commenced operations on April 3, 1995. Class B shares commenced operations on January 28, 1998. Returns for Class B shares are not included in this table because these shares did not have a full year of operations as of December 31, 1998.
** Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Portfolio.


Shareholder Fees (paid directly from your investment)*      Class A   Class B    Class C
========================================================================================
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                 5.50%     None       None
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase or sale price)       **       5.00%(1)   1.00%
----------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                  None      None       None
----------------------------------------------------------------------------------------
Redemption fees                                                **        **         **
----------------------------------------------------------------------------------------
Exchange fees                                                 None      None       None
----------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
========================================================================================
Management Fees                                               0.75%     0.75%      0.75%
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     0.25%     0.75%      0.75%
----------------------------------------------------------------------------------------
Other Expenses (includes a 0.25% shareholder servicing fee)   1.96%     1.96%      1.96%
                                                              -----     -----      -----
----------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                     2.96%     3.46%      3.46%
----------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement                         (1.46)%   (1.46)%    (1.46)%
                                                             -------   -------    -------
----------------------------------------------------------------------------------------
Net Expenses(2)                                               1.50%     2.00%      2.00%
                                                              -----     -----      -----
----------------------------------------------------------------------------------------


* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.


** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Large Cap Portfolio's net expenses do not exceed the amounts indicated above.



14  Large Cap Portfolio

Example


      This Example illustrates the cost of investing in the Large Cap Portfolio over various time periods. It is intended to help you compare the cost of investing in the Large Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Large Cap Portfolio;

            o     your investment returns 5% each year;

            o     the Large Cap Portfolio's operating expenses remain the same*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      If you sell your shares at the end of each period --


                               1 Year       3 Years     5 Years       10 Years
            ====================================================================
            Class A             $694         $1,285      $1,900         $3,552
            --------------------------------------------------------------------
            Class B             $703         $1,227      $1,873         $3,529**
            --------------------------------------------------------------------
            Class C             $303           $927      $1,673         $3,642
            --------------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                               1 Year       3 Years     5 Years       10 Years
            ====================================================================
            Class B             $203           $927      $1,673         $3,529**
            --------------------------------------------------------------------
            Class C             $203           $927      $1,673         $3,642
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.50% for Class A and 2.00% for both Class B and C shares until March 31, 2000, and thereafter will equal 2.96% for Class A and 3.46% for both Class B and C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


                                                         Large Cap Portfolio  15

Small Cap Value Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Capital appreciation.

Principal Strategies


      Under normal market conditions, the Small Cap Value Portfolio ("Small Cap Portfolio") invests at least 65% of its total assets in equity securities of companies with market capitalizations (at time of purchase) of up to $1.5 billion ("small companies") and that the Adviser identifies as value companies.

            o Within this 65% category, the Small Cap Portfolio may invest up to 10% of its total assets in equity securities of foreign issuers in the form of ADRs.


      Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Small Cap Portfolio may invest must be rated at least "investment grade" by an NRSRO at the time of purchase.


      The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, beta (a measure of stock price volatility relative to the market), new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

      The weighted average market capitalization of issuers in whose securities the Small Cap Portfolio invests will vary depending on market conditions. As of June 30, 1999 the weighted average market capitalization of issuers whose securities were held by the Small Cap Portfolio was approximately $700,000.


Principal Risks


      You may lose money by investing in the Small Cap Portfolio. The Small Cap Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Small Cap Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o A small company's stock may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.



16  Small Cap Portfolio

            o Small company stocks may be subject to wider price swings or be less liquid because they trade less frequently and in smaller volume than large company stocks.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Who May Want to Invest in the Small Cap Portfolio


The Small Cap Portfolio may be appropriate for investors who:


            o     are investing for the long term;

            o     want to add a small-cap equity component to their portfolio.


The Small Cap Portfolio may not be appropriate for investors who:


            o     want to invest only in larger, more established companies;

            o are not willing to accept the price volatility associated with smaller-company stocks or take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



                                                         Small Cap Portfolio  17

Performance


      The bar chart and table below show the risks of investing in the Small Cap Portfolio by showing changes in its performance as of December 31, 1998, for various time periods.

      Bar Chart. The bar chart shows the returns for Class A shares of the Small Cap Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows average annual total returns for Class A and C shares of the Small Cap Portfolio. The table shows how the Small Cap Portfolio's average annual total return for one year and since the date of inception compared to the Russell 2000 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small-size companies. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


              Small Cap Value Portfolio Annual Total Return (%)(1)

                                   [GRAPHIC]

                               1996        15.45
                               1997        32.64
                               1998        -1.41

      Past performance is not necessarily an indication of future results.


      1 The Small Cap Portfolio's year-to-date return as of June 30, 1999 was 11.22%.

      During the period shown in the bar chart, the highest quarterly return was 22.04% (for the quarter ended December 31, 1998) and the lowest quarterly return was (26.11)% (for the quarter ended September 30, 1998).



18  Small Cap Portfolio

Average Annual Total Returns
(for the periods ended December 31, 1998)           1 Year      Since Inception*
================================================================================
Small Cap Portfolio - Class A                       (6.85)%         17.25%**
--------------------------------------------------------------------------------
Small Cap Portfolio - Class C                       (2.83)%         18.41%
--------------------------------------------------------------------------------
Russell 2000 Index                                  (2.25)%         15.24%
--------------------------------------------------------------------------------
* Class A and C shares commenced operations on April 3, 1995. Class B shares commenced on January 21, 1998. Returns for Class B shares are not included in this table because these shares did not have a full year of operations as of December 31, 1998.
** Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Portfolio.


Shareholder Fees (paid directly from your investment)*      Class A    Class B    Class C
=========================================================================================
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                 5.50%     None       None
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase or sale price)       **       5.00%(1)   1.00%
-----------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                  None      None       None
-----------------------------------------------------------------------------------------
Redemption fees                                                **        **         **
-----------------------------------------------------------------------------------------
Exchange fees                                                 None      None       None
-----------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
=========================================================================================
Management Fees                                               0.75%     0.75%      0.75%
-----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     0.25%     0.75%      0.75%
-----------------------------------------------------------------------------------------
Other Expenses (includes a 0.25% shareholder servicing fee)   1.15%     1.15%      1.15%
                                                              -----     -----      -----
-----------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                     2.15%     2.65%      2.65%
-----------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement                         (0.65)%   (0.65)%    (0.65)%
                                                             -------   -------    -------
-----------------------------------------------------------------------------------------
Net Expenses(2)                                               1.50%     2.00%      2.00%
                                                              -----     -----      -----
-----------------------------------------------------------------------------------------

* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Small Cap Portfolio's net expenses do not exceed the amounts indicated above.



                                                         Small Cap Portfolio  19

Example

      This Example illustrates the cost of investing in the Small Cap Portfolio over various time periods. It is intended to help you compare the cost of investing in the Small Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Small Cap Portfolio;

            o     your investment returns 5% each year;

            o     the Small Cap Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                               1 Year       3 Years     5 Years        10 Years
            ====================================================================
            Class A             $694         $1,127      $1,585         $2,848
            --------------------------------------------------------------------
            Class B             $703         $1,062      $1,547         $2,814**
            --------------------------------------------------------------------
            Class C             $303           $762      $1,347         $2,935
            --------------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                               1 Year       3 Years     5 Years        10 Years
            ====================================================================
            Class B             $203           $762      $1,347         $2,814**
            --------------------------------------------------------------------
            Class C             $203           $762      $1,347         $2,935
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.50% for Class A and 2.00% for both Class B and C shares until March 31, 2000, and thereafter will equal 2.15% for Class A and 2.65% for both Class B and C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


20  Small Cap Portfolio

The Focus List Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Capital appreciation.

Principal Strategies


      Under normal market conditions, the Focus List Portfolio will invest at least 65% of its total assets in the common stocks of U.S. and foreign issuers that, at the time of purchase, are included on the Bear Stearns Focus List (the "Focus List").

      The Focus List Portfolio may invest up to 35% of its total assets in stocks that are not on the Focus List. The Adviser may select non-Focus List securities, for example, when the Adviser determines that Focus List stocks are illiquid, would cause the Focus List Portfolio to be overweighted in a particular sector or overly concentrated in a particular industry, or for other reasons.

      The Focus List typically consists of 20 stocks. Using a rating system of "1" through "5," the Bear Stearns Equity Research Department, consisting of 90 analysts who cover common stocks of more than 1,100 U.S. and foreign companies, assigns the following ratings: 1 (Buy), 2 (Attractive), 3 (Neutral), 4 (Avoid), 5 (Sell). More than 600 stocks are rated Buy or Attractive.

      The Bear Stearns Research Department and the Research Stock Selection Committee (comprised of senior Research personnel) will assign a Buy rating to stocks when they believe the stock will significantly outperform the market over the next three to six months because of a catalyst or near-term event that they expect will trigger upward movement in the stock's price. These catalysts may include a change in management, the introduction of a new product or a change in the industry outlook. An Attractive rating means that an analyst has determined that the stock has solid long-term growth prospects and is undervalued in comparison to comparable companies.

      For a more detailed discussion of the Focus List stock evaluation system and its use by the Focus List Portfolio, please see the "Investments" section of this Prospectus, beginning at page 38. The "Investments" section also discusses various investments and techniques that the Focus List Portfolio uses to achieve its investment objective.


Principal Risks


      You may lose money by investing in the Focus List Portfolio. The Focus List Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risk factors may affect the Focus List Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o Foreign securities may experience more volatility than their domestic



                                                        Focus List Portfolio  21
                  counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

            The Focus List Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the Focus List Portfolio more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in the Focus List Portfolio


The Focus List Portfolio may be appropriate for investors who:


            o     are investing for the long term;

            o     are seeking an equity component for their portfolio.


The Focus List Portfolio may not be appropriate for investors who:


            o are not willing to accept the price volatility associated with stocks selected by the Bear Stearns Focus List Committee or take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



22  Focus List Portfolio

Performance


      The bar chart and table below show the risks of investing in the Focus List Portfolio by showing its performance as of December 31, 1998, since inception.

      Bar Chart. The bar chart shows returns for Class A shares of the Focus List Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows average annual total returns for Class A, B and C shares of the Focus List Portfolio. The table shows how the Focus List Portfolio's average annual total return since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to large-size companies. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


                 Focus List Porfolio Annual Total Return (%)(1)

                                   [GRAPHIC]

                               1998        33.64

      Past performance is not necessarily an indication of future results.


      1 The Focus List Portfolio's year-to-date return as of June 30, 1999 was 12.74%.

      During the period shown in the bar chart, the highest quarterly return was 32.75% (for the quarter ended December 31, 1998) and the lowest quarterly return was (10.65)% (for the quarter ended September 30, 1998).



                                                        Focus List Portfolio  23

Average Annual Total Returns
(for the period ended December 31, 1998)               Since Inception*
================================================================================
Focus List Portfolio - Class A                              26.27%
--------------------------------------------------------------------------------
Focus List Portfolio - Class B                              21.21%
--------------------------------------------------------------------------------
Focus List Portfolio - Class C                              30.72%
--------------------------------------------------------------------------------
S&P 500 Index                                               28.57%
--------------------------------------------------------------------------------
*     Class A, B and C shares commenced operations on December 29, 1997.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Focus List Portfolio.


Shareholder Fees (paid directly from your investment)*      Class A    Class B   Class C
========================================================================================
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                 5.50%     None       None
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase or sale price)       **       5.00%(1)   1.00%
----------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                  None      None       None
----------------------------------------------------------------------------------------
Redemption fees                                                **        **         **
----------------------------------------------------------------------------------------
Exchange fees                                                 None      None       None
----------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
========================================================================================
Management Fees                                               0.65%     0.65%      0.65%
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     0.25%     0.75%      0.75%
----------------------------------------------------------------------------------------
Other Expenses (includes a 0.25% shareholder servicing fee)   3.39%     3.39%      3.39%
----------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                     4.29%     4.79%      4.79%
----------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement                         (2.89)%   (2.89)%    (2.89)%
----------------------------------------------------------------------------------------
Net Expenses(2)                                               1.40%     1.90%      1.90%
----------------------------------------------------------------------------------------

* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Focus List Portfolio's net expenses do not exceed the amounts indicated above.


24  Focus List Portfolio

Example

      This Example illustrates the cost of investing in the Focus List Portfolio over various time periods. It is intended to help you compare the cost of investing in the Focus List Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Focus List Portfolio;

            o     your investment returns 5% each year;

            o the Focus List Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                               1 Year       3 Years     5 Years        10 Years
            ====================================================================
            Class A             $685         $1,531      $2,389         $4,588
            --------------------------------------------------------------------
            Class B             $693         $1,483      $2,377         $4,579**
            --------------------------------------------------------------------
            Class C             $293         $1,183      $2,177         $4,680
            --------------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                               1 Year       3 Years     5 Years        10 Years
            ====================================================================
            Class B             $193         $1,183      $2,177         $4,579**
            --------------------------------------------------------------------
            Class C             $193         $1,183      $2,177         $4,680
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.40% for Class A and 1.90% for both Class B and C shares until March 31, 2000, and thereafter will equal 4.29% for Class A and 4.79% for both Class B and C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


                                                        Focus List Portfolio  25

Balanced Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Long-term capital growth and current income.

Principal Strategies


      The Balanced Portfolio seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to lessen overall portfolio volatility and to provide income for regular quarterly dividends.

      The percentage of the Balanced Portfolio invested in equity and fixed-income securities will vary from time to time as the Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation forecasts. When allocating equity and fixed income investments, the Adviser takes into account the Balanced Portfolio's intention to pay regular quarterly dividends. The amount of quarterly dividends may fluctuate depending on prevailing interest rates, dividends policies of issuers and how the Adviser allocates the Balanced Portfolio's assets, among other things.

      Under normal market conditions, the Balanced Portfolio will invest at least 90% of its total assets in equity and fixed income securities.

      Equity Securities. Under normal market conditions, the Balanced Portfolio invests between 40% and 60% of its total assets in equity securities. Of this amount, the Balanced Portfolio may invest up to 10% of its assets in equity securities of foreign issuers in the form of ADRs.

      Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Balanced Portfolio may invest must be rated at least "investment grade" by an NRSRO at the time of purchase.

      The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments.

      The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, beta (a measure of stock price volatility relative to the market), new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

      Fixed Income Securities. Under normal market conditions, the Balanced Portfolio invests between 40% and 60% of its total assets in fixed income securities. The Balanced Portfolio invests primarily in high quality debt obligations that have been rated "A-" or higher by S&P or "A3" or better by Moody's Investors Service, Inc. ("Moody's"). The Balanced Portfolio may also invest in debt obligations considered investment grade by Moody's or S&P. In addition, the Balanced Portfolio may invest up to 5% of its total assets in higher-risk, below investment-grade corporate debt securities rated no lower than "B" by an NRSRO or that the Adviser considers to be comparable. The Adviser looks for debt obligations that offer attractive returns that compare favorably to those of comparable maturity U.S. Treasury securities, on a risk-adjusted basis.



26  Balanced Portfolio

      Under normal market conditions, the Balanced Portfolio will invest in debt obligations (other than money market instruments) with an average maturity of 10 years or less, except that the Portfolio may invest in U.S. government obligations of any maturity.


      The Balanced Portfolio's fixed income investments include


            o securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises;

            o     debt securities issued by companies;

            o     mortgage-backed and asset-backed securities;

            o U.S. dollar-denominated securities issued by foreign governments.


Principal Risks


      You may lose money by investing in the Balanced Portfolio. The Balanced Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Balanced Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy or the Adviser's allocation may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

            o The rate of inflation may increase, resulting in higher interest rates, causing the Balanced Portfolio's debt securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term debt.

            o An issuer's credit quality may be downgraded, or the issuer may experience default or bankruptcy, causing that issuer's securities to decline in value.

            o The Balanced Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield, e.g., when the average life of a mortgage-related security is shortened.



                                                          Balanced Portfolio  27

Who May Want to Invest in the Balanced Portfolio


The Balanced Portfolio may be appropriate for investors who:


            o     seek current income coupled with asset growth potential;

            o want the potential for both investment growth and income in a single fund;

            o are setting up trust accounts, such as charitable remainder trusts, that have minimum payout requirements.


The Balanced Portfolio may not be appropriate for investors who:


            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.


Performance


      The bar chart and table below show the risks of investing in the Balanced Portfolio by showing its performance as of December 31, 1998, since inception.

      Bar Chart. The bar chart shows the returns for Class A shares of the Balanced Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows the average annual total returns for Class A, B and C shares of the Balanced Portfolio. The table shows how the Balanced Portfolio's average annual total return since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to large-size companies, and the Lipper Balanced Fund Index, a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


                 Balanced Portfolio Annual Total Return (%)(1)

                               1998        12.19

      Past performance is not necessarily an indication of future results.


      1 The Balanced Portfolio's year-to-date return as of June 30, 1999 was 4.75%.

      During the period shown in the bar chart, the highest quarterly return was 8.41% (for the quarter ended December 31, 1998) and the lowest quarterly return was (5.72)% (for the quarter ended September 30, 1998).



28  Balanced Portfolio

Average Annual Total Returns
(for the period ended December 31, 1998)              Since Inception*
================================================================================
Balanced Portfolio - Class A                                 6.01%
--------------------------------------------------------------------------------
Balanced Portfolio - Class B                                 6.72%
--------------------------------------------------------------------------------
Balanced Portfolio - Class C                                10.63%
--------------------------------------------------------------------------------
S&P 500 Index                                               28.57%
--------------------------------------------------------------------------------
Lipper Balanced Fund Index                                  20.00%**
--------------------------------------------------------------------------------
*     Class A, B and C shares commenced operations on December 29, 1997.

** The information for the Lipper Balanced Fund Index reflects its performance from January 1, 1998 through December 31, 1998


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Portfolio.


Shareholder Fees (paid directly from your investment)*          Class A    Class B   Class C
============================================================================================
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                     5.50%     None       None
--------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase or sale price)           **       5.00%(1)   1.00%
--------------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                      None      None       None
--------------------------------------------------------------------------------------------
Redemption fees                                                    **        **         **
--------------------------------------------------------------------------------------------
Exchange fees                                                     None      None       None
--------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
============================================================================================
Management Fees                                                   0.65%     0.65%      0.65%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                         0.25%     0.75%      0.75%
--------------------------------------------------------------------------------------------
Other Expenses (includes a 0.25% shareholder servicing fee)       2.38%     2.38%      2.38%
--------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                         3.28%     3.78%      3.78%
--------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement                             (2.08)%   (2.08)%    (2.08)%
--------------------------------------------------------------------------------------------
Net Expenses(2)                                                   1.20%     1.70%      1.70%
--------------------------------------------------------------------------------------------


* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.


** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Balanced Portfolio's net expenses do not exceed the amounts indicated above.



                                                          Balanced Portfolio  29

Example

      This Example illustrates the cost of investing in the Balanced Portfolio over various time periods. It is intended to help you compare the cost of investing in the Balanced Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Balanced Portfolio;

            o     your investment returns 5% each year;

            o     the Balanced Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                               1 Year       3 Years     5 Years        10 Years
            ====================================================================
            Class A             $666         $1,320      $1,997         $3,795
            --------------------------------------------------------------------
            Class B             $673         $1,263      $1,973         $3,776**
            --------------------------------------------------------------------
            Class C             $273           $963      $1,773         $3,886
            --------------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                               1 Year       3 Years     5 Years        10 Years
            ====================================================================
            Class B             $173           $963      $1,773         $3,776**
            --------------------------------------------------------------------
            Class C             $173           $963      $1,773         $3,886
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.20% for Class A and 1.70% for both Class B and C shares until March 31, 2000, and thereafter will equal 3.28% for Class A and 3.78% for both Class B and C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


30  Balanced Portfolio

International Equity Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Long-term capital appreciation.

Principal Strategies


      Under normal market conditions, the International Equity Portfolio invests substantially all of its assets in equity securities of foreign companies. The International Equity Portfolio will invest at least 65% of its total assets in the equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States, including common stock, preferred stock, depositary receipts for stock, and other securities having the characteristics of stock (such as an equity or ownership interest in a company).

      The International Equity Portfolio's investments may be denominated in U.S. dollars, foreign currencies or multinational currency units.

      Under normal market conditions, the International Equity Portfolio invests in the securities of companies located in at least three countries outside of the United States. The International Equity Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in Australia, Canada, Japan, New Zealand and the developed countries of Western Europe.

      In selecting investments for the International Equity Portfolio, Marvin & Palmer Associates Inc., the International Equity Portfolio's investment sub-adviser (the "Sub-Adviser"), evaluates whether a particular country's securities markets have higher-than-average potential for capital appreciation. The Sub-Adviser will then seek out companies with strong fundamental characteristics, including solid management, sound balance sheets and the potential for positive earnings growth.

      The International Equity Portfolio also may invest in the securities of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities. These countries are located primarily in Africa, Asia (ex-Japan), the Caribbean islands, Central and South America, the Middle East and certain parts of Europe (Cyprus, the Czech Republic, Estonia, Greece, Hungary, Poland, Russia, Slovakia and Turkey).


      A company is considered to be an emerging country issuer if any of the following apply:


            o     Its securities are principally traded in an emerging country.

            o It derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries.

            o It maintains 50% or more of its assets in one or more emerging countries.

            o It is organized under the laws of, or has a principal office in, an emerging country.



                                              International Equity Portfolio  31

      Foreign Currency Hedging -- Use of Forward Foreign Exchange Contracts. The International Equity Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging and speculative investment purposes. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. When the Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the International Equity Portfolio may enter into a forward sale contract by selling an amount of that foreign currency up to 95% of the value of the Portfolio's securities denominated in such foreign currency.

            o Transaction hedge -- to "lock in" the U.S. dollar price of a security denominated in a foreign currency.

            o Position hedge -- to protect against an anticipated decline in a foreign currency in which a portfolio security is denominated against the U.S. dollar.

            o Cross hedge -- to protect against an anticipated decline in the foreign currency in which a portfolio security is denominated against another foreign currency.


Principal Risks


      You may lose money by investing in the International Equity Portfolio. The International Equity Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the International Equity Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.


            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.


            o The value of the International Equity Portfolio's investment in forward contracts suffers from unanticipated changes in currency prices.

            o Foreign securities issued in emerging countries generally experience less liquidity and more volatility because the securities markets in these countries have less trading volume and fewer participants than established markets.

            o Inefficient settlement procedures in emerging countries may cause the International Equity Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities.

            o The International Equity Portfolio may experience losses from improper trading activities in emerging countries that are subject to less government regulation than in the United States.



32  International Equity Portfolio

Who May Want to Invest in the International Equity Portfolio

The International Equity Portfolio may be appropriate for investors who:

            o     are investing for the long term;

            o want to add an international equity component to their portfolio.

The International Equity Portfolio may not be appropriate for investors who:

            o are not willing to accept the risks associated with foreign securities markets or currency fluctuation;

            o are not willing to accept the price volatility associated with foreign stocks or take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.


Performance


      The bar chart and table below show the risks of investing in the International Equity Portfolio by showing its performance as of December 31, 1998, since inception.

      Bar Chart. The bar chart shows returns for Class A shares of the International Equity Portfolio. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows average annual total returns for Class A, B and C shares of the International Equity Portfolio. The table shows how the International Equity Portfolio's average annual total return since the date of inception compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"), a broad-based unmanaged index that represents the general performance of common stocks of issuers located in developed countries in Europe and the Pacific Basin, weighted by each component country's market capitalization. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.


            International Equity Portfolio Annual Total Return (%)(1)

                                   [GRAPHIC]

                               1998        25.86

      Past performance is not necessarily an indication of future results.


      1 The International Equity Portfolio's year-to-date return as of June 30, 1999 was 4.11%.

      During the period shown in the bar chart, the highest quarterly return was 16.62% (for the quarter ended December 31, 1998) and the lowest quarterly return was (14.18)% (for the quarter ended September 30, 1998).



                                              International Equity Portfolio  33

Average Annual Total Returns
(for the period ended December 31, 1998)               Since Inception*
================================================================================
International Equity Portfolio - Class A                    18.94%
--------------------------------------------------------------------------------
International Equity Portfolio - Class B                    20.27%
--------------------------------------------------------------------------------
International Equity Portfolio - Class C                    24.27%
--------------------------------------------------------------------------------
MSCI EAFE Index                                             20.00%
--------------------------------------------------------------------------------
*     Class A, B and C shares commenced operations on December 29, 1997.


Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Portfolio.

Shareholder Fees (paid directly from your investment)*      Class A    Class B    Class C
=========================================================================================
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                 5.50%     None       None
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase or sale price)       **       5.00%(1)   1.00%
-----------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                  None      None       None
-----------------------------------------------------------------------------------------
Redemption fees                                                **        **         **
-----------------------------------------------------------------------------------------
Exchange fees                                                 None      None       None
-----------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
=========================================================================================
Management Fees                                               1.00%     1.00%      1.00%
-----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     0.25%     0.75%      0.75%
-----------------------------------------------------------------------------------------
Other Expenses (includes a 0.25% shareholder servicing fee)   2.88%     2.88%      2.88%
                                                              ----      ----       ----
-----------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                     4.13%     4.63%      4.63%
-----------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement                         (2.38)%   (2.38)%    (2.38)%
                                                              ----      ----       ----
-----------------------------------------------------------------------------------------
Net Expenses(2)                                               1.75%     2.25%      2.25%
-----------------------------------------------------------------------------------------

* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns. In addition, there is a transaction fee of $7.50 for wiring redemption proceeds.

1 The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges -- Class B Shares."

2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the International Equity Portfolio's net expenses do not exceed the amounts indicated above.



34  International Equity Portfolio

Example

      This Example illustrates the cost of investing in the International Equity Portfolio over various time periods. It is intended to help you compare the cost of investing in the International Equity Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the International Equity Portfolio;

            o     your investment returns 5% each year;

            o the International Equity Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                               1 Year       3 Years     5 Years        10 Years
            ====================================================================
            Class A             $718         $1,531      $2,358         $4,490
            --------------------------------------------------------------------
            Class B             $728         $1,483      $2,345         $4,480**
            --------------------------------------------------------------------
            Class C             $328         $1,183      $2,145         $4,582
            --------------------------------------------------------------------


      If you do not sell your shares at the end of each period --


                               1 Year       3 Years     5 Years        10 Years
            ====================================================================
            Class B             $228         $1,183      $2,145         $4,480**
            --------------------------------------------------------------------
            Class C             $228         $1,183      $2,145         $4,582
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 1.75% for Class A and 2.25% for both Class B and C shares until March 31, 2000, and thereafter will equal 4.13% for Class A and 4.63% for both Class B and C shares.


            ** Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.


                                              International Equity Portfolio  35

INVESTMENTS

Principal Investment Strategies -- Additional Information


      S&P STARS Portfolio


      S&P introduced S&P STARS in January 1987. Since 1993, on average, each S&P STARS category has consisted of approximately the number of stocks shown below. Rankings may change frequently as S&P analysts evaluate developments affecting individual securities and the markets.

            S&P STARS Category                     Number of Stocks
            -------------------------------------------------------
              Five star                                   95
            -------------------------------------------------------
              Four star                                   385
            -------------------------------------------------------
              Three star                                  530
            -------------------------------------------------------
              Two star                                    90
            -------------------------------------------------------
              One star                                 10 to 23
            -------------------------------------------------------


      To evaluate the performance of stocks in the various categories, and thus the performance of its analysts, S&P STARS initially gives equal weight by dollar amount to each stock, does not rebalance the portfolio based on changes in values or rankings and does not reflect dividends or transaction costs. S&P STARS is only a model; it does not reflect actual investment performance. While its performance cannot be used to predict actual results, S&P believes it is useful in evaluating its analysts. The pool of S&P analysts changes and their past performance does not necessarily predict future results either of the model or of the S&P STARS Portfolio. From January 1, 1987 through March 31, 1999:

            o The S&P 500 Index (measured on a total return basis, without dividend reinvestment) increased by 431.18%. During this period, the average dividend yield of securities included in the S&P 500 Index was 2.91% and the average dividend yield of five-star stocks was 1.55%.


            o     The ranked stocks experienced the following changes in value:


            S&P STARS Category           Percentage change in value
            -------------------------------------------------------
              Five stars         >                  872.9%
            -------------------------------------------------------
              Four stars         >                  422.9%
            -------------------------------------------------------
              Three stars        >                  226.1%
            -------------------------------------------------------
              Two stars          >                  188.2%
            -------------------------------------------------------
              One star           >                  -31.3%
            -------------------------------------------------------

      The Adviser believes that this information means only that, historically, five-star stocks have significantly outperformed lower-ranked stocks and that one star stocks have significantly underperformed the higher-ranked stocks. You should not use this information to predict whether past results will occur in the future or the actual performance of a particular category. STARS' performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500 Index. In addition, the performance of five-star and one-star stocks has not borne a consistent relationship to each other or to the performance of the S&P 500 Index, as shown below. The S&P STARS Portfolio is managed actively. Its performance will depend primarily on the Adviser's investment decisions. The S&P STARS Portfolio will incur transaction and other costs, including management and distribution fees, that are not reflected in the information shown below.

             Relative Performance Rankings (1 = highest performance)


           1994             1995              1996               1997              1998
==============================================================================================
1   One star stocks   S&P 500 Index     Five star stocks   Five star stocks   Five star stocks
----------------------------------------------------------------------------------------------
2   S&P 500 Index     Five star stocks  S&P 500 Index      S&P 500 Index      S&P 500 Index
----------------------------------------------------------------------------------------------
3   Five star stocks  One star stocks   One star stocks    One star stocks    One star stocks
----------------------------------------------------------------------------------------------

      Downgrades and upgrades. The S&P STARS Portfolio need not sell a security whose S&P STARS ranking has been downgraded. Also, the S&P STARS Portfolio need not terminate a "short" position if it involves a one star security whose STARS ranking has been upgraded. In addition, if S&P downgrades a security held by the S&P STARS Portfolio to four stars from five stars, the Portfolio may purchase additional shares of that security without limitation. Similarly, if S&P upgrades a security that has been sold short by the S&P STARS Portfolio to two stars from one star, the Portfolio may sell short additional shares of that security without limitation.

      Money market investments. For purposes of calculating the 85% of total assets that the S&P STARS Portfolio will invest pursuant to its principal investment strategy, "total assets" will not include the Portfolio's investment in money market instruments to maintain liquidity.


The Insiders Select Fund


      Corporate Insiders. The Adviser believes that collecting, classifying and analyzing legally required reports of corporate insider transactions provides valuable investment management information, because these insiders are in the best position to understand their companies' near-term prospects. Corporate insiders trade their company's stock for various reasons. Some transactions are unrelated to the future of the company, such as the sale of stock to buy a home or finance a child's college education, tax planning or token purchases to signal confidence in the company. Other transactions, however, are related directly to the insider's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits may believe that the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells may indicate broad agreement within a firm as to the direction of the stock.


      Financial Analysts. Financial analysts employ a number of research tools to learn more about the companies they follow, including visits to the company and in-depth discussions with management. Successful analysts learn to interpret management's words and actions. Management may use discussions with certain analysts to signal its views to the market. The Adviser also believes that revisions in analysts' earnings and ratings predictions may indicate a stock's future returns.

      Financing Decisions. A company must routinely decide whether to maintain or change its dividend policy, buy its own stock in the open market or issue new securities. From time to time the company may decide that its stock is undervalued, providing an opportunity to buy back the stock in the open market. By contrast, a company's decision to sell securities may indicate that the company believes that its stock has reached a near-term high, a possible sell signal.

Focus List Portfolio

Bear Stearns publishes the Focus List, which is a list of stocks selected by the Bear Stearns Focus List Committee. The Committee monitors the Focus List daily, and candidates are considered based on one or more of the following criteria: market outlook, perception of the stock's sector, and the stock's current valuation relative to the market and its industry. Domestic and international stocks and ADRs rated Buy (1) or Attractive (2) are eligible for inclusion on the Focus List.

Generally, the Adviser will purchase a security that has been added to the Focus List and will sell a security when the security has been removed from the Focus List. The Adviser determines how much of the Focus List Portfolio's assets to allocate to each Focus List stock. The Adviser may make changes in the allocation as investment and economic conditions change. Depending upon market conditions and to the extent the Focus List Portfolio needs to hold cash balances to satisfy shareholder redemption requests, the Adviser may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Adviser will not have access to the Focus List before Bear Stearns publishes it.


The Focus List Committee automatically removes from the Focus List stocks that an analyst has downgraded below Attractive. However, the Focus List Committee may delete stocks for other reasons. For example, it may delete a stock when the stock has achieved its target price range, a catalyst fails to materialize or have its expected effect, or new, more attractive opportunities arise.


The Focus List may include stocks of issuers for which Bear Stearns or an affiliate performs banking services for which it receives fees, as well as stocks in which Bear Stearns or an affiliate makes a market and may have a long or short position. When Bear Stearns or an affiliate participates in a distribution of stock, the Adviser may be prohibited from purchasing that stock for the Focus List Portfolio. The activities of Bear Stearns or an affiliate may limit the Focus List Committee's ability to include stocks on the Focus List or the Focus List Portfolio's flexibility in purchasing and selling such stocks. The Focus List is available to other clients of Bear Stearns and its affiliates, including the Adviser.

Investments and Techniques


      This table summarizes some of the principal investments and techniques, described below, that each Portfolio may use to achieve its investment objectives.



                                                                                                  International
                     S&P STARS    Insiders     Large Cap     Small Cap   Focus List    Balanced      Equity
                     Portfolio   Select Fund   Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
===============================================================================================================
ADRs                     x                         x             x            x            x            x
---------------------------------------------------------------------------------------------------------------
Asset-backed
securities                                                                                 x
---------------------------------------------------------------------------------------------------------------
Convertible
securities               x            x            x             x                         x            x
---------------------------------------------------------------------------------------------------------------
Debt securities                                                                            x
---------------------------------------------------------------------------------------------------------------
Equity securities        x            x            x             x            x            x            x
---------------------------------------------------------------------------------------------------------------
Mortgage-related
securities                                                                                 x
---------------------------------------------------------------------------------------------------------------
Real estate investment
trusts ("REITs")                                                                           x
---------------------------------------------------------------------------------------------------------------
Short sales              x
---------------------------------------------------------------------------------------------------------------


            o ADRs are receipts for the foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

            o Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.


            o Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by (1) higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) less price fluctuation than the underlying stock since they have fixed income characteristics, and (3) potential for capital appreciation if the market price of the underlying stock increases.


            o Debt securities, including bills, bonds, and notes, represent money borrowed that must be repaid, usually having a fixed amount, a specific maturity date or dates, and a specific rate of interest (or formula for determining the interest rate) or an original purchase discount.

            o Equity securities include foreign and domestic common or preferred stocks, rights and warrants.


            o Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.


            o REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT may increase or decrease based on changes in the value of the underlying properties or mortgage loans.


            o Short sales. In a short sale, a Portfolio sells a security it does not own anticipating that the price will decline. To complete a short sale, the Portfolio must borrow the security to make delivery and must then replace the security borrowed by buying it at the prevailing market price, which may be higher or lower than the price at which the Portfolio sold the security short. Short sales involve leverage, which may exaggerate a gain or loss.

Other Investment Strategies

      Each Portfolio may invest defensively or hedge investments to protect against a market downturn

            o Temporary Defensive Measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective. For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments. For temporary defensive purposes, the International Equity Portfolio may hold foreign currencies or multinational currency units.


            o Portfolio Turnover. The Adviser may trade actively to achieve a Portfolio's goals. Emerging country markets are especially volatile and may result in more frequent trading. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Portfolio's costs, lessening its performance over time.


      The Statement of Additional Information ("SAI") describes each Portfolio's investment strategies in more detail.


RISK FACTORS

      As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

      The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

      Each Portfolio is subject to the following principal risks, except as noted.

General risks

            o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security, a particular sector, or the entire economy.

            o Manager risk is the risk that the portfolio managers' investment strategy may not produce the intended results. Manager risk also involves the possibility that the portfolio managers fail to execute an investment strategy effectively.

            o Year 2000 risk. Like all mutual funds, a Portfolio could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. Each Portfolio's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Portfolios. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Portfolio. The risk of computer failure may be greater with respect to investments in foreign countries, which may lack the expertise or resources to adequately address the issue.

Risks of equity securities

            o Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders, and bondholders have preference to the company's assets in the event of bankruptcy.

Risks of hedging or leverage transactions

            o Correlation risk. Futures and options contracts can be used in an effort to hedge against risk. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Portfolio. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

            o Leverage risk is the risk associated with those techniques in which a relatively small amount of money invested -- through borrowing or futures trading, for example -- puts a much larger amount of money at risk. Selling short securities or using derivatives for hedging may involve leverage. If a portfolio manager does not execute the strategy properly, or the market does not move as anticipated, losses may substantially exceed the amount of the original investment. A Portfolio's use of derivatives for asset substitution may also involve leverage.


            o Derivatives risk is the risk that the derivatives that a Portfolio invests in do not achieve the intended result. If a hedge works properly, the gains produced will offset losses on the securities hedged. Hedging also may reduce gains because a Portfolio may forgo "upside" potential.


Risks of foreign securities

            o Foreign issuer risk. Compared to U.S. and Canadian companies, less information is generally available to the public about foreign companies. Foreign stock exchanges, brokers, and listed companies may be subject to less regulation and supervision by foreign governments or other agencies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in emerging countries, more volatile than U.S. investments.

            o Currency risk (International Equity Portfolio only). Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. On January 1, 1999, participating nations in the European Economic and Monetary Union introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of the International Portfolio's securities.

            o Emerging markets risk (International Equity Portfolio only). Emerging country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain emerging countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of emerging country securities may cease or may be severely limited or where an emerging country governmental or corporate issuer defaults on its obligations. The governments of certain emerging countries impose restrictions or controls that may limit or preclude the International Equity Portfolio's investment in certain securities. The International Equity Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An emerging country government may impose temporary restrictions on capital flows.

Risks of debt securities (Balanced Portfolio only)


            o Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

            o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

            o Reinvestment risk is the risk that when interest rates are declining, a Portfolio will have to reinvest interest income or prepayments on a security at lower interest rates. In a declining interest rate environment, lower reinvestment rates and price gains resulting from lower interest rates will offset each other to some extent.


            o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, Inc. or Moody's.

            o Below investment-grade securities ("junk bonds") may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than higher-rated securities. The market for these securities has relatively few participants, mostly institutional investors, and low trading volume. A Portfolio may have difficulty selling particular high yield securities at a fair price and obtaining accurate valuations in order to calculate its net asset value.

Risks of mortgage-related securities (Balanced Portfolio only)

            o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Portfolio may have to reinvest the proceeds from prepayments at lower interest rates.

Risks of real estate securities (Balanced Portfolio only)

            o Real estate risk is the risk that the value of a security will fluctuate because of changes in, among other things, property values, rental property vacancies, overbuilding, changes in local laws, increased property taxes and operating expenses

            o Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from federal securities laws registration requirements.


Particular risks of the S&P STARS Portfolio only

            o S&P STARS rankings represent the subjective determination of S&P analysts. Past performance of securities included in S&P STARS does not necessarily predict the S&P STARS Portfolio's future performance.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser


      BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1999 of over $12.2 billion.


      The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.

      For the fiscal year ended March 31, 1999, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers, as shown in the following table.


               S&P STARS Portfolio            >           0.48%
               ------------------------------------------------
               Insiders Select Fund           >           0.57%
               ------------------------------------------------
               Large Cap Portfolio            >           0.00%
               ------------------------------------------------
               Small Cap Portfolio            >           0.10%
               ------------------------------------------------
               Focus List Portfolio           >           0.00%
               ------------------------------------------------
               Balanced Portfolio             >           0.00%
               ------------------------------------------------
               International Equity Portfolio >           0.00%
               ------------------------------------------------


Portfolio Management Team

      The Adviser uses a team approach to manage each Portfolio. The members of each team together are primarily responsible for the day-to-day management of each Portfolio's investments. No single individual is responsible for managing a Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.


Investment Sub-Adviser -- International Equity Portfolio

      Marvin & Palmer Associates, Inc. (the "Sub-Adviser") serves as the investment sub-adviser to the International Equity Portfolio, pursuant to an agreement with the Adviser and subject to the overall supervision of the Adviser. The Sub-Adviser, a registered investment adviser, was founded in 1986 and specializes in global, non-U.S., emerging market and U.S. equity portfolio management for institutional accounts. As of June 30, 1999, the Sub-Adviser managed over $8.7 billion in assets. The Sub-Adviser is located at 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801.

HOW THE PORTFOLIOS VALUE THEIR SHARES

      The net asset value (NAV), multiplied by the number of Portfolio shares you own, gives you the value of your investment.


            Each Portfolio calculates its share price, called its net asset value ("NAV"), each business day as of the close of the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.


            Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

            The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The NAV for each Class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

                        NAV = Total Assets Less Liabilities
                              -----------------------------
                              Number of Shares Outstanding

            You can request each Portfolio's current NAV by calling 1-800-447-1139.

INVESTING IN THE PORTFOLIOS

      This section provides information to assist you in purchasing shares of the Portfolios. It describes the minimum investment requirements for the Portfolios, the expenses and sales charges applicable to each Class of shares and the procedures to follow if you decide to buy shares. Please read the entire Prospectus carefully before buying shares of a Portfolio.

Investment Requirements

      Minimum Initial Investment:

            o     Non-Retirement Account: $1,000

            o     Retirement Account: $500

      Minimum Subsequent Investment:

            o     Non-Retirement Account: $50

            o     Retirement Account: $25

Choosing a Class of Shares

      Once you decide to buy shares of a Portfolio, you must determine which Class of shares to buy. Each Portfolio offers Class A, B and C shares. Each Class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or account representative can help you choose the Class of shares that best suits your investment needs.

            o Class A shares have a front-end sales charge, which is added to the Class A NAV to determine the offering price per share.

            o Class B and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B and C shares have a contingent deferred sales charge ("CDSC") that you must pay if you sell your shares within a specified period of time. In addition, the annual expenses of Class B and C shares are higher than the annual expenses of Class A shares.


      In deciding which Class is best, you may consider, among other things:


            o     how much you intend to invest;

            o     the length of time you expect to hold your investment.

Relative Advantages of Each Share Class


                  Investor Characteristics                              Advantages
---------------------------------------------------------------------------------------------------
Class A    o Long-term investment horizon and/or        o Lower expense structure and the amount
             qualify for waiver or reduction of sales     of the initial sales charge decreases as
             charge                                       you invest more money

Class B    o Long-term investment horizon               o No front-end sales charge so the full
                                                          amount of your investment is put to work
                                                          right away; converts to Class A shares
                                                          after eight years

Class C    o Short-term investment horizon              o No front-end sales charge so the full
                                                          amount of your investment is put to work
                                                          right away and the CDSC is lower than
                                                          that of Class B shares, declining to zero
                                                          after one year


You should consult your financial adviser or account representative before investing in a Portfolio.

You may be eligible to use the Right of Accumulation or Letter of Intent privileges to reduce your "Class A sales charges. See "Reduction of Class A Sales Charges" below.

The following table summarizes the differences in the expense structures of the three Classes of shares:


                        Class A                   Class B                        Class C
-----------------------------------------------------------------------------------------------
Front End         5.50%                 None                             None
Sales Charge*
-----------------------------------------------------------------------------------------------
CDSC              None**                5% to 0%, declining              1%, if you sell shares
                                        the longer you hold              within one year of
                                        your shares                      purchase
-----------------------------------------------------------------------------------------------
Annual            Lower than Class B    Higher than Class A shares       Higher than Class A
Expenses          and C shares          (Note: Class B shares convert    shares; same as Class
                                        to Class A shares 8 years        B shares
                                        after purchase)***
-----------------------------------------------------------------------------------------------


      * There are several ways that you can reduce these charges, as described under "Sales Charge Reductions and Waivers."


      ** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns.


      *** Class B shares will not convert to Class A shares if the Adviser believes that the Internal Revenue Service will consider the conversion to be a taxable event. If Class B shares do not convert to Class A shares, they will continue to be subject to higher expenses than Class A shares indefinitely.

How the Trust Calculates Sales Charges


Class A Shares

      The public offering price for Class A shares is the NAV that the Trust calculates after you place your order plus the applicable sales load, as determined in the following table.


                                                       Total Sales Load

   Amount                                   As a % of offering
of Investment                                 price per share      As a % of NAV
--------------------------------------------------------------------------------
Less than $50,000                                  5.50                 5.82
$50,000 or more but less than $100,000             4.75                 4.99
$100,000 or more but less than $250,000            3.75                 3.90
$250,000 or more but less than $500,000            2.75                 2.83
$500,000 or more but less than $1,000,000          2.00                 2.04
$1,000,000 and above                               0.00*                0.00

----------
* You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because (a) you purchased $1 million or more of Class A shares or (b) you purchased them within 60 days of selling shares of a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear Stearns.


Class B Shares

      The public offering price for Class B shares is the NAV that the Trust calculates after you place your order. You pay no initial sales charge on Class B shares, but you will pay a CDSC if you sell your shares within six years of purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time you buy until the time you sell your Class B shares. Class B shares have higher annual expenses than Class A shares.

      For the purpose of determining the number of years from the time of any purchase, the Trust will aggregate all payments during a month and consider them made on the first day of that month.

                                                 CDSC as a % of Dollar
                Year Since Purchase             Amount Subject to CDSC
                -------------------------------------------------------
                First                                      5%
                Second                                     4%
                Third                                      3%
                Fourth                                     3%
                Fifth                                      2%
                Sixth                                      1%
                Seventh                                    0%
                Eighth*                                    0%


----------
* Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange will convert into Class A shares of the new Portfolio based on the date of the initial purchase of the shares of the exchanged Portfolio. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the underlying shares, on a pro rata basis. The Trust does not consider conversion to Class A shares, to be a purchase or sale for federal income tax purposes. You should consult with your own tax adviser.

Class C Shares

      The public offering price for Class C shares is the NAV that the Trust calculates after you place your order. You pay no initial sales charge at the time of purchase. You will pay a CDSC of 1%, however, if you sell Class C shares within the first year of purchase.

      The Trust will calculate the CDSC on Class B and C shares in a manner that results in the lowest possible charge. The Portfolios will apply the CDSC to the lower of (1) the purchase price of the shares, or (2) the current market value of the shares being sold. You will pay no CDSC when you sell shares you have acquired through reinvestment of dividends or capital gain distributions.

Sales Charge Reductions and Waivers

Waiver of Class A Sales Charges

      The following categories of investors may buy Class A shares without a front-end sales charge:


            o Bear Stearns, its affiliates and their officers, directors or employees (including retired employees); any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Trust and certain family members of any of the these individuals.

            o Employees or registered representatives of any broker-dealers with whom the Distributor has entered into sales agreements ("Authorized Dealers") and their spouses and minor children.

            o     Qualified retirement plans of Bear Stearns.

            o Trustees or directors of investment companies for which BSAM or an affiliate acts as sponsor.

            o Any state, county or city, or any instrumentality, department, authority or agency that is prohibited by law from paying a sales load or commission in connection with the purchase of shares of a Portfolio.

            o Institutional investment clients, including corporate-sponsored pension and profit-sharing plans, other benefit plans and insurance companies.

            o Pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments.

            o Trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients.

            o     Service providers to the Portfolios.

            o Accounts for which an Authorized Dealer or investment adviser charges an asset management fee (including "wrap" fees).

            o Current shareholders of other mutual funds not distributed by Bear, Stearns & Co. Inc., the Portfolios' distributor, that have paid a front end sales charge or were subject to a CDSC, and that buy shares of a Portfolio within 60 days of selling shares of the other mutual fund. To qualify for this waiver, you or your Authorized Dealer must notify Bear Stearns in writing. However, if you sell your Portfolio shares up to one year after purchase, the Portfolio will impose a CDSC on 1% of the lesser of purchase or sale price.


                  To take advantage of the sales charge waiver, you must indicate your eligibility on your Account Information Form. If you think you may be eligible for a sales charge waiver, please contact your account representative or call PFPC Inc., the Portfolios' Transfer Agent, at 1-800-447-1139.

Reduction of Class A Sales Charges

      You may reduce your Class A sales charge by taking advantage of the following privileges:

            o Right of Accumulation: Lets you add the value of all Class A shares of the Portfolios that you currently own for purposes of calculating the sales charge on future purchases of Class A shares. You may count share purchases made by the following investors to calculate the reduced sales charge: you, your spouse and your children under the age of 21 (including shares in certain retirement accounts), and a company that you, your spouse or your children control; a trustee or other fiduciary account (including an employee benefit plan); a trustee or other fiduciary that buys shares concurrently for two or more employee benefit plans of a single employer or of affiliated employers.

            o Letter of Intent: Lets you buy Class A shares of any Portfolio over a 13-month period at the same sales charge as if all shares had been bought at once. You are not obligated to buy the full amount of the shares. However, you must complete the intended purchase to obtain the reduced sales load. To qualify for this plan, check the "Letter of Intent" box on the Account Information Form at the time you buy shares of any Portfolio.

Waiver of CDSC

      The Trust will waive the CDSC of Class A, B and C shares under the following circumstances:


            o redemptions made within one year after the death or disability of a shareholder;

            o redemptions by employees participating in eligible benefit plans, including separation of service;

            o redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise;

            o     a mandatory distribution under a tax-deferred retirement plan;

            o redemptions made through the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account, at the time you establish the automatic withdrawal feature.


            If you believe you may qualify for a waiver of the CDSC, please contact your account representative or the Transfer Agent.

Distribution Fees and Shareholder Servicing Fees

      Distribution Fees. The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 for each Portfolio's Class A, B and C shares. Under the distribution plan, each Portfolio pays the Distributor a fee for the sale and distribution of its shares. The plan provides that each Portfolio's Class A shares pays 0.25% of its average daily net assets and each Portfolio's Class B and C shares each pay 0.75% of its average daily net assets.

      Keep in mind that:

            o Each Portfolio pays distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying higher front-end or back-end sales charges.

            o The Distributor will waive its distribution fees to the extent that a Portfolio would exceed the limitations imposed by the National Association of Securities Dealers on asset-based sales charges.

      Shareholder Servicing Fees. The Trust has adopted a shareholder servicing plan for the Class A, B and C shares of each Portfolio. The shareholder servicing plan allows the Portfolios or the Distributor to pay shareholder servicing agents up to 0.25% of the average annual daily net assets of each of these Classes of shares for personal shareholder services and for maintaining shareholder accounts. Shareholder servicing agents are financial institutions that may include Authorized Dealers, fiduciaries, and financial institutions that sponsor "mutual fund supermarkets," "no-transaction fee" programs or similar programs.


            When you buy shares, you must specify the class of shares. Otherwise, the Trust will assume that you wish to buy Class A shares.

How to Buy Shares

      You may buy shares of the Portfolios through your account representative by check or by wire or through the Transfer Agent. If you place your order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time), you will receive the NAV that the Trust calculates that day. Orders placed after the close of trading on the NYSE will be priced at the next business day's NAV.

Purchase Procedures

      Purchase Through the Distributor or Authorized Dealers

      Method of Purchase                    Instructions

      [GRAPHIC] In person               o     Visit your account representative.
                                        o     Specify the name of the Portfolio,
                                              Class of shares and the number or
                                              dollar amount of shares that you
                                              wish to buy.

      [GRAPHIC] By telephone            o     Call your account representative.
                                        o     Specify the name of the Portfolio,
                                              Class of shares and the number or
                                              dollar amount of shares that you
                                              wish to buy.

      [GRAPHIC] By mail                 o     Mail your purchase request to your
                                              account representative.
                                        o     Specify the name of the Portfolio,
                                              Class of shares and the number or
                                              dollar amount of shares that you
                                              wish to buy.


      [GRAPHIC] By wire                 o     Submit wiring instructions to your
                                              account representative.
                                        o     Specify the name of the Portfolio,
                                              Class of shares and the number or
                                              dollar amount of shares that you
                                              wish to buy.


Purchase Through the Transfer Agent

      [GRAPHIC] By mail                 o     Mail your purchase request to:
                                              PFPC Inc.
                                              Attention: The Bear Stearns Funds
                                              [name of Portfolio]
                                              P.O. Box 8960
                                              Wilmington, Delaware 19899-8960


      [GRAPHIC] By telephone            o     Call the Transfer Agent at
                                              1-800-447-1139.
                                        o     Specify the name of the Portfolio,
                                              class of shares and the number or
                                              dollar amount of shares that you
                                              wish to buy.


How To Sell Shares

            o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent. Please refer to the instructions under "How to Buy Shares" for information on selling your shares in person, by telephone, by mail or by wire.

            o When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

            o The Trust will send you payment proceeds generally within seven days after it receives your redemption request.

Additional Information About Redemptions

            o Waiting period. If you buy shares by check, the Trust will wait for your check to clear (up to 15 days) before it accepts your request to sell those shares.

            o Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.


            o Signature guarantees. If your redemption proceeds exceed $50,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Call the Transfer Agent at 1-800-447-1139 for information about obtaining a Medallion Program signature guarantee.


            o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

            o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

            o Automatic redemption; redemption in kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. The Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

            o Suspension of the Right of Redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:

                  o     during non-routine closings of the NYSE;

                  o when the Securities and Exchange Commission ("SEC") determines that (a) trading on the NYSE is restricted or
                        (b) an emergency prevents the sale or valuation of the Portfolio's securities;

                  o when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges

      You may exchange shares of one Portfolio for shares of the same class of another Portfolio described in this Prospectus or the same class of another Portfolio of the Trust, usually without paying any additional sales charges. (You may obtain more information about other Portfolios of the Trust by calling the Transfer Agent at 1-800-447-1139.) You may pay a sales charge if the Portfolio you are exchanging did not impose an initial sales charge. You will not have to pay an additional sales charge if the Portfolio you are exchanging was acquired in any of the following ways:

            o     by a previous exchange from shares bought with a sales charge;


            o through reinvestment of dividends and distributions paid with respect to these shares.


      The Trust does not currently charge a fee for exchanges, although it may change this policy in the future.

      Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

      Exchange policies. When exchanging your shares, please keep in mind:

            o An exchange of shares may create tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

            o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

            o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

            o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

            o You may qualify for a reduced sales charge. See the SAI for details, or call your account representative.

            o The Trust may reject your exchange request. The Trust may modify or terminate the exchange option at any time.

SHAREHOLDER SERVICES

      The Trust offers several additional shareholder services. If you would like to take advantage of any of these services, please call your account representative or the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. These services may be changed or terminated at any time with 60 days' notice.


            o Automatic investment plan. You may buy shares of a Portfolio at regular intervals by direct transfer of funds from your bank. You may invest a set amount ($250 for the initial purchase; minimum subsequent investments of $50 or $25 for retirement accounts) monthly, bi-monthly, quarterly or annually and you can terminate the program at any time.


            o Directed distribution option. You may automatically reinvest your dividends and capital gain distributions in the same class of shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may buy Class A shares without a sales charge at the current NAV. However, if you buy Class B or Class C shares, they may be subject to a CDSC when you sell them. You may not use this service to establish a new account.


            o Systematic withdrawal plan. You may withdraw a set amount ($25 minimum) monthly, bi-monthly, quarterly or annually, as long as you have a beginning account balance of at least $5,000. You or the Transfer Agent may terminate the arrangement at any time. If you plan to buy new shares when you participate in a systematic plan, you may have to pay an additional sales charge.


            o Reinstatement privilege. If you sell your Class A shares, you may repurchase them (or Class A shares of any other Portfolio) within 60 days without paying an additional sales charge.

DIVIDENDS, DISTRIBUTIONS AND TAXES

            If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

      The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.


      Ordinarily, each Portfolio, other than the Balanced Portfolio, declares and pays dividends from its net investment income annually. The Balanced Portfolio declares and pays dividends quarterly. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.


      You can receive dividends or distributions in one of the following ways:

            o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Application, you will receive your distributions this way.

            o Cash. The Trust will send you a check no later than seven days after the payable date.

            o Partial reinvestment. The Trust will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.

            o Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio. See the description of this option in the "Shareholder Services" section above.

            o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.


      You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account executive or the Transfer Agent at 1-800-447-1139.

Taxes

      Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

            o Ordinary dividends from a Portfolio are taxable as ordinary income; dividends from a Portfolio's long-term capital gains are taxable as capital gain.

            o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

            o Dividends from the Portfolios that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Portfolio.

            o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

            o The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

            o When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

            o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

            o You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.


ADDITIONAL INFORMATION

Performance

      Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

      The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address.

Financial Highlights -- S&P STARS Portfolio

      The financial highlights table is intended to help you understand the financial performance of the S&P STARS Portfolio since its inception. This information reflects financial results for a single share of the S&P STARS Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the S&P STARS Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the S&P STARS Portfolio's financial statements, are included in the S&P STARS Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                                   Distributions
                                                  Net Asset           Net           Net Realized      from Net
                                                    Value,         Investment      and Unrealized     Realized       Net Asset
                                                  Beginning         Income/           Gain on         Capital        Value, End
                                                  Of Period        (Loss)**(1)     Investments**(2)    Gains         Of Period
===============================================================================================================================
Class A

  For the fiscal year ended March 31, 1999          $19.97          $(0.12)           $5.46            $(0.92)        $24.39
-------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1998           16.13           (0.13)            6.69             (2.72)         19.97

  For the fiscal year ended March 31, 1997           14.92           (0.09)            2.63             (1.33)         16.13

  For the period April 3, 1995*
  through March 31, 1996                             12.00              --             3.31             (0.39)         14.92
-------------------------------------------------------------------------------------------------------------------------------
  Class B

  For the fiscal year ended March 31, 1999           19.86           (0.12)            5.29             (0.92)         24.11

  For the period January 5, 1998*
  through March 31, 1998                             17.37           (0.04)            2.53                --          19.86
-------------------------------------------------------------------------------------------------------------------------------
  Class C

  For the fiscal year ended March 31, 1999           19.85           (0.22)            5.39             (0.92)         24.10
-------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1998           16.06           (0.22)            6.65             (2.64)         19.85

  For the fiscal year ended March 31, 1997           14.86           (0.17)            2.62             (1.25)         16.06
-------------------------------------------------------------------------------------------------------------------------------
  For the period April 3, 1995*
  through March 31, 1996                             12.00           (0.06)            3.28             (0.36)         14.86
-------------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- S&P STARS Portfolio


                                                                                Increase/(Decrease)
                                                           Ratio of                Reflected in
                    Net Assets,         Ratio of        Net Investment        Expense Ratios and Net
   Total              End of           Expenses to       Income/(Loss)       Investment Income/(Loss)
Investment            Period           Average Net        To Average            Due to Waivers and          Portfolio
  Return(3)      (000's omitted)        Assets(1)        Net Assets(1)           Reimbursements          Turnover Rate
=======================================================================================================================
Class A

      27.46%       $206,130              1.50%               (0.73)%                   0.27%                  76.17%
-------------------------------------------------------------------------------------------------------------------
      43.53         109,591              1.50(7)             (0.83)(6)                 0.38                  172.78(7)
-------------------------------------------------------------------------------------------------------------------
      16.87          67,491              1.50(7)             (0.59)(6)                 0.70                  220.00(7)
-------------------------------------------------------------------------------------------------------------------

      27.68          45,059              1.50(5)(7)          (0.01)(5)(6)              0.89(5)               295.97(7)
-------------------------------------------------------------------------------------------------------------------
Class B

      26.75          49,319              2.00                (1.23)                    0.27                   76.17
-------------------------------------------------------------------------------------------------------------------

      14.34(4)        5,800              2.00(5)             (1.47)(4)(5)              0.53(4)(5)            172.78(7)
--------------------------------------------------------------------------------------------------------------------
Class C

      26.75          97,654              2.00                (1.23)                    0.27                   76.17
-------------------------------------------------------------------------------------------------------------------
      42.80          63,330              2.00(7)             (1.32)(6)                 0.38                  172.78(7)
-------------------------------------------------------------------------------------------------------------------
      16.33          37,622              2.00(7)             (1.09)                    0.70                  220.00(7)
-------------------------------------------------------------------------------------------------------------------

      26.91          28,081             2.005(7)             (0.45)(4)(5)(6)           0.92(5)               295.97(7)
-------------------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.
6 Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
7 Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

Financial Highlights -- Insiders Select Fund


      The financial highlights table is intended to help you understand the financial performance of The Insiders Select Fund since its inception. This information reflects financial results for a single share of The Insiders Select Fund. The total returns in the table represent the rate that an investor would have gained or lost on an investment in The Insiders Select Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with The Insiders Select Fund 's financial statements, are included in The Insiders Select Fund's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                                   Distributions
                                            Net Asset       Net       Net Realized      Dividends    From Net
                                             Value,     Investment   and Unrealized     from Net     Realized   Net Asset
                                            Beginning     Income/    Gain/(Loss) on    Investment     Capital  Value, End
                                            Of Period    (Loss)**(1)  Investments**(2)   Income        Gains    Of Period
=========================================================================================================================
Class A

   For the fiscal year ended March 31, 1999   $17.88         --         $(0.01)             --        $(0.85)    $17.02
-------------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1998    14.58         --           6.30              --         (3.00)     17.88
-------------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1997    14.00      $0.02           2.48          $(0.01)        (1.91)     14.58
-------------------------------------------------------------------------------------------------------------------------
   For the period April 3, 1995*
   through March 31, 1996                      12.00       0.03           1.98           (0.01)           --      14.00
-------------------------------------------------------------------------------------------------------------------------
Class B

   For the fiscal year ended March 31, 1999    17.69         --          (0.09)             --         (0.85)     16.75
-------------------------------------------------------------------------------------------------------------------------
   For the period January 6, 1998*
   through March 31, 1998                      15.72       0.01           1.96              --            --      17.69
-------------------------------------------------------------------------------------------------------------------------
Class C

   For the fiscal year ended March 31, 1999    17.68         --          (0.09)             --         (0.85)     16.74
-------------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1998    14.48      (0.07)          6.21              --         (2.94)     17.68
-------------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1997    13.96      (0.06)          2.47              --         (1.89)     14.48
-------------------------------------------------------------------------------------------------------------------------
   For the period June 16, 1995*
   through March 31, 1996                      12.00      (0.01)          1.97              --            --      13.96
-------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Insiders Select Fund


                                                                                Increase/(Decrease)
                                                           Ratio of                Reflected in
                    Net Assets,         Ratio of        Net Investment        Expense Ratios and Net
  Total               End of           Expenses to       Income/(Loss)       Investment Income/(Loss)
Investment            Period           Average Net        To Average            Due to Waivers and          Portfolio
 Return(3)       (000's omitted)        Assets(1)        Net Assets(1)            Reimbursements          Turnover Rate
=======================================================================================================================
Class A

       0.29%          $24,395              1.65%                0.02%                    0.81%                  99.71%
---------------------------------------------------------------------------------------------------------------------
      46.02            21,912              1.65                 0.03                     1.09                  115.64
---------------------------------------------------------------------------------------------------------------------
      18.31            13,860              1.65                 0.11                     1.82                  128.42
---------------------------------------------------------------------------------------------------------------------
      16.75            12,132              1.65(5)              0.38(5)                  1.87(5)                93.45
---------------------------------------------------------------------------------------------------------------------
Class B

      (0.16)            8,426              2.15                 0.03                     0.81                   99.71
---------------------------------------------------------------------------------------------------------------------

      12.53(4)          2,253              2.15(5)             (0.95)(4)(5)              1.82(4)(5)            115.64
---------------------------------------------------------------------------------------------------------------------
Class C

      (0.16)           11,902              2.15                 0.02                     0.81                   99.71
---------------------------------------------------------------------------------------------------------------------
      45.17            12,297              2.15                (0.46)                    1.10                  115.64
---------------------------------------------------------------------------------------------------------------------
      17.69             9,519              2.15                (0.38)                    1.81                  128.42
---------------------------------------------------------------------------------------------------------------------

      16.33             9,928              2.15(5)             (0.12)(5)                 1.92(5)                93.45
---------------------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.

Financial Highlights -- Large Cap Portfolio


      The financial highlights table is intended to help you understand the financial performance of the Large Cap Portfolio since its inception. This information reflects financial results for a single share of the Large Cap Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Large Cap Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Large Cap Portfolio's financial statements, are included in the Large Cap Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                                   Distributions
                                            Net Asset       Net       Net Realized      Dividends    From Net
                                             Value,     Investment   And Unrealized     From Net     Realized   Net Asset
                                            Beginning     Income/        Gain On       Investment     Capital  Value, End
                                            Of Period    (Loss)**(1)  Investments**(2)   Income        Gains    Of Period
=========================================================================================================================
Class A

   For the fiscal year ended March 31, 1999   $20.83      $0.11          $0.59          $(0.11)       $(1.68)    $19.74
-------------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1998    17.17       0.05           7.15           (0.02)        (3.52)     20.83
-------------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1997    15.13       0.04           2.28           (0.10)        (0.18)     17.17
-------------------------------------------------------------------------------------------------------------------------
   For the period April 3, 1995*
   through March 31, 1996                      12.00       0.06           3.10           (0.02)        (0.01)     15.13
-------------------------------------------------------------------------------------------------------------------------
Class B

   For the fiscal year ended March 31, 1999    20.66       0.08           0.52           (0.07)        (1.68)     19.51
-------------------------------------------------------------------------------------------------------------------------
   For the period January 28, 1998*
   through March 31, 1998                      18.17      (0.01)          2.50              --            --      20.66
-------------------------------------------------------------------------------------------------------------------------
Class C

   For the fiscal year ended March 31, 1999    20.66       0.07           0.53           (0.01)        (1.68)     19.57
-------------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1998    17.11      (0.03)          7.10              --         (3.52)     20.66
-------------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1997    15.08      (0.02)          2.25           (0.02)        (0.18)     17.11
-------------------------------------------------------------------------------------------------------------------------
   For the period April 3, 1995*
   through March 31, 1996                      12.00      (0.01)          3.10              --         (0.01)     15.08
-------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Large Cap Portfolio


                                                                                Increase/(Decrease)
                                                           Ratio of                Reflected in
                    Net Assets,         Ratio of        Net Investment        Expense Ratios and Net
   Total              End of           Expenses to       Income/(Loss)       Investment Income/(Loss)
Investment            Period           Average Net        To Average            Due to Waivers and          Portfolio
  Return(3)      (000's omitted)        Assets(1)        Net Assets(1)            Reimbursements          Turnover Rate
=======================================================================================================================
Class A

      3.68%         $9,677              1.50%                0.54%                    1.46%                  38.27%
------------------------------------------------------------------------------------------------------------------
      44.59           8,358              1.50                 0.32                     1.73                   61.75
------------------------------------------------------------------------------------------------------------------
      15.44           4,987              1.50                 0.43                     1.58                  136.67
------------------------------------------------------------------------------------------------------------------

      26.35           3,616              1.50(5)              0.46(5)                  4.34(5)                45.28
------------------------------------------------------------------------------------------------------------------
Class B

       3.21           1,911              2.00                 0.08                     1.46                   38.27
------------------------------------------------------------------------------------------------------------------

      13.70(4)          446              2.00(5)             (0.73)(4)(5)              1.05(4)(5)             61.75
------------------------------------------------------------------------------------------------------------------
Class C

       3.22           5,250              2.00                 0.08                     1.46                   38.27
------------------------------------------------------------------------------------------------------------------
      43.94           4,987              2.00                (0.19)                    1.73                   61.75
------------------------------------------------------------------------------------------------------------------
      14.87           2,986              2.00                (0.08)                    1.61                  136.67
------------------------------------------------------------------------------------------------------------------

      25.71           3,520              2.00(5)             (0.06)(5)                 4.39(5)                45.28
------------------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.

Financial Highlights -- Small Cap Portfolio


      The financial highlights table is intended to help you understand the financial performance of the Small Cap Portfolio since its inception. This information reflects financial results for a single share of the Small Cap Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Small Cap Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Small Cap Portfolio's financial statements, are included in the Small Cap Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                             Distributions
                                               Net Asset        Net         Net Realized       From Net
                                                Value,      Investment     and Unrealized      Realized      Net Asset
                                               Beginning      Income/      Gain/(Loss) on       Capital     Value, End
                                               Of Period     (Loss)**(1)   Investments**(2)      Gains       Of Period
======================================================================================================================
Class A

   For the fiscal year ended March 31, 1999    $23.65        $(0.13)          $(4.65)           $(0.94)       $17.93
----------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1998     17.48         (0.14)            8.06             (1.75)        23.65
----------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1997     15.87         (0.10)            1.95             (0.24)        17.48
----------------------------------------------------------------------------------------------------------------------
   For the period April 3, 1995*
   through March 31, 1996                       12.00         (0.07)            4.17             (0.23)        15.87
----------------------------------------------------------------------------------------------------------------------
Class B

   For the fiscal year ended March 31, 1999     23.48         (0.16)           (4.67)            (0.94)        17.71
----------------------------------------------------------------------------------------------------------------------
   For the period January 21, 1998*
   through March 31, 1998                       19.95            --             3.53                --         23.48
----------------------------------------------------------------------------------------------------------------------
Class C

   For the fiscal year ended March 31, 1999     23.48         (0.26)           (4.58)            (0.94)        17.70
----------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1998     17.38         (0.24)            8.00             (1.66)        23.48
----------------------------------------------------------------------------------------------------------------------
   For the fiscal year ended March 31, 1997     15.79         (0.18)            1.93             (0.16)        17.38
----------------------------------------------------------------------------------------------------------------------
   For the period April 3, 1995*
   through March 31, 1996                       12.00         (0.10)            4.11             (0.22)        15.79
----------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Small Cap Portfolio


                                                                                Increase/(Decrease)
                                                           Ratio of                Reflected in
                    Net Assets,         Ratio of        Net Investment        Expense Ratios and Net
      Total           End of           Expenses to       Income/(Loss)       Investment Income/(Loss)
   Investment         Period           Average Net        To Average            Due to Waivers and          Portfolio
     Return(3)    (000's omitted)        Assets(1)        Net Assets(1)           Reimbursements          Turnover Rate
-----------------------------------------------------------------------------------------------------------------------
Class A

     (20.26)%         $18,520             1.50%              (0.60)%                  0.65%                 84.12%
-----------------------------------------------------------------------------------------------------------------------
      46.86            25,111             1.50               (0.71)                   0.76                  90.39
-----------------------------------------------------------------------------------------------------------------------
      11.71            13,143             1.50               (0.81)                   1.00                  56.88
-----------------------------------------------------------------------------------------------------------------------

      34.36             6,474             1.50(5)            (0.66)(5)                2.32(5)               40.79
-----------------------------------------------------------------------------------------------------------------------
Class B

     (20.63)            2,716             2.00               (1.10)                   0.65                  84.12
-----------------------------------------------------------------------------------------------------------------------

      17.69(4)            901             2.00(5)            (1.49)(4)(5)             1.31(4)(5)            90.39
-----------------------------------------------------------------------------------------------------------------------
Class C

     (20.67)           11,112             2.00               (1.10)                   0.65                  84.12
-----------------------------------------------------------------------------------------------------------------------
      46.10            18,082             2.00               (1.21)                   0.76                  90.39
-----------------------------------------------------------------------------------------------------------------------
      11.12            11,071             2.00               (1.31)                   0.99                  56.88
-----------------------------------------------------------------------------------------------------------------------

      33.59             6,753             2.00(5)            (1.09)(5)                2.39(5)               40.79
-----------------------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.

Financial Highlights -- Focus List Portfolio


      The financial highlights table is intended to help you understand the financial performance of the Focus List Portfolio since its inception. This information reflects financial results for a single share of the Focus List Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the Focus List Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Focus List Portfolio's financial statements, are included in the Focus List Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                             Distributions
                                               Net Asset        Net         Net Realized       From Net
                                                Value,      Investment     and Unrealized      Realized      Net Asset
                                               Beginning      Income/          Gain on          Capital     Value, End
                                               Of Period     (Loss)**(1)   Investments**(2)      Gains       Of Period
======================================================================================================================
Class A

   For the fiscal year ended March 31, 1999    $13.40        $(0.07)           $4.01            $(0.02)       $17.32
----------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                       12.00         (0.01)            1.41                --         13.40
----------------------------------------------------------------------------------------------------------------------
Class B

   For the fiscal year ended March 31, 1999     13.38         (0.13)            3.95             (0.02)        17.18
----------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                       12.00         (0.01)            1.39                --         13.38
----------------------------------------------------------------------------------------------------------------------
Class C

   For the fiscal year ended March 31, 1999     13.38         (0.13)            3.96             (0.02)        17.19
----------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                       12.00         (0.01)            1.39                --         13.38
----------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Focus List Portfolio


                                                                                Increase/(Decrease)
                                                           Ratio of                Reflected in
                    Net Assets,         Ratio of        Net Investment        Expense Ratios and Net
      Total           End of           Expenses to       Income/(Loss)       Investment Income/(Loss)
   Investment         Period           Average Net        To Average            Due to Waivers and          Portfolio
     Return(3)   (000's omitted)        Assets(1)        Net Assets(1)            Reimbursements          Turnover Rate
=======================================================================================================================
Class A

      29.47%            $6,542             1.40%              (0.57)%               2.89%                  84.49%
-----------------------------------------------------------------------------------------------------------------------

      11.67              3,201             1.40(4)            (0.30)(4)             5.01(4)                28.91
-----------------------------------------------------------------------------------------------------------------------
Class B

      28.61              4,460             1.90               (1.07)                2.89                   84.49
-----------------------------------------------------------------------------------------------------------------------

      11.50              2,399             1.90(4)            (0.78)(4)             5.27(4)                28.91
-----------------------------------------------------------------------------------------------------------------------
Class C

      28.69              3,304             1.90               (1.07)                2.89                   84.49
-----------------------------------------------------------------------------------------------------------------------

      11.50              1,687             1.90(4)            (0.62)(4)             5.52(4)                28.91
-----------------------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4     Annualized.

Financial Highlights -- Balanced Portfolio


      The financial highlights table is intended to help you understand the financial performance of the Balanced Portfolio since its inception. This information reflects financial results for a single share of the Balanced Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the Balanced Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Balanced Portfolio's financial statements, are included in the Balanced Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                                   Distributions
                                            Net Asset                 Net Realized      Dividends    from Net
                                             Value,         Net      and Unrealized     From Net     Realized   Net Asset
                                            Beginning   Investment       Gain on       Investment     Capital  Value, End
                                            Of Period    Income**(1)  Investments**(2)   Income        Gains    Of Period
=========================================================================================================================
Class A

   For the fiscal year ended March 31, 1999   $12.93      $0.34          $0.18          $(0.33)       $(0.01)   $13.11
-------------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                      12.00       0.06           0.91           (0.04)           --     12.93
-------------------------------------------------------------------------------------------------------------------------
Class B

   For the fiscal year ended March 31, 1999    12.92       0.29           0.16           (0.29)        (0.01)    13.07
-------------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                      12.00       0.05           0.90           (0.03)           --     12.92
-------------------------------------------------------------------------------------------------------------------------
Class C

   For the fiscal year ended March 31, 1999    12.92       0.29           0.16           (0.29)        (0.01)    13.07
-------------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                      12.00       0.05           0.90           (0.03)           --     12.92
-------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Balanced Portfolio


                                                                                Increase/(Decrease)
                                                           Ratio of                Reflected in
                    Net Assets,         Ratio of        Net Investment        Expense Ratios and Net
      Total           End of           Expenses to          Income               Investment Income
   Investment         Period           Average Net        To Average            Due to Waivers and       Portfolio
     Return(3)    (000's omitted)       Assets(1)        Net Assets(1)            Reimbursements       Turnover Rate
====================================================================================================================
Class A

       4.07%         $4,495                1.20%            2.65%                     2.08%                 45.98%
--------------------------------------------------------------------------------------------------------------------

       8.04           3,852                1.20(4)          2.47(4)                   3.25(4)               12.72
--------------------------------------------------------------------------------------------------------------------
Class B

       3.56           1,811                1.70             2.15                      2.08                  45.98
--------------------------------------------------------------------------------------------------------------------

       7.92           1,044                1.70(4)          1.96(4)                   3.30(4)               12.72
--------------------------------------------------------------------------------------------------------------------
Class C

       3.56           1,089                1.70             2.15                      2.08                  45.98
--------------------------------------------------------------------------------------------------------------------

       7.92             858                1.70(4)          1.95(4)                   3.33(4)               12.72
--------------------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4     Annualized.

Financial Highlights -- International Equity Portfolio

      The financial highlights table is intended to help you understand the financial performance of the International Equity Portfolio since its inception. This information reflects financial results for a single share of the International Equity Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the International Equity Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the International Equity Portfolio's financial statements, are included in the International Equity Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                               Net Asset        Net         Net Realized       Dividends
                                                Value,      Investment     and Unrealized      From Net      Net Asset
                                               Beginning      Income/          Gain on        Investment    Value, End
                                               Of Period    (Loss)**(1)    Investments**(2)     Income       Of Period
======================================================================================================================
Class A

   For the fiscal year ended March 31, 1999    $13.77        $(0.03)           $1.40               --(+)      $15.14
----------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                       12.00          0.01             1.76               --          13.77
----------------------------------------------------------------------------------------------------------------------
Class B

   For the fiscal year ended March 31, 1999     13.75         (0.02)            1.32               --(+)       15.05
----------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                       12.00            --             1.75               --(+)       13.75
----------------------------------------------------------------------------------------------------------------------
Class C

   For the fiscal year ended March 31, 1999     13.75         (0.02)            1.32               --(+)       15.05
----------------------------------------------------------------------------------------------------------------------
   For the period December 29, 1997*
   through March 31, 1998                       12.00            --             1.75               --(+)       13.75
----------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
+     Amount is less than $0.01 per share.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- International Equity Portfolio


                                                                               Increase/(Decrease)
                                                          Ratio of                Reflected in
                   Net Assets,         Ratio of        Net Investment        Expense Ratios and Net
     Total           End of           Expenses to       Income/(Loss)       Investment Income/(Loss)
  Investment         Period           Average Net        To Average            Due to Waivers and          Portfolio
    Return(3)    (000's omitted)        Assets(1)        Net Assets(1)           Reimbursements          Turnover Rate
======================================================================================================================
Class A

       9.97%         $8,299              1.75%             0.05%                    2.38%                    114.68%
----------------------------------------------------------------------------------------------------------------------

      14.75           3,765              1.75(4)           0.53                     4.06(4)                    3.26
----------------------------------------------------------------------------------------------------------------------
Class B

       9.48           3,156              2.25             (0.45)                    2.38                     114.68
----------------------------------------------------------------------------------------------------------------------

      14.58           2,137              2.25(4)          (0.06)(4)                 4.04(4)                    3.26
----------------------------------------------------------------------------------------------------------------------
Class C

       9.48           2,926              2.25             (0.45)                    2.38                     114.68
----------------------------------------------------------------------------------------------------------------------

      14.58           2,173              2.25(4)          (0.06)(4)                 4.04(4)                    3.26
----------------------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4     Annualized.

The
Bear Stearns
Funds

575 Lexington Avenue                    o S&P STARS Portfolio
New York, NY 10022                      o The Insiders Select Fund
1-800-766-4111                          o Large Cap Value Portfolio
                                        o Small Cap Value Portfolio
                                        o Focus List Portfolio
                                        o Balanced Portfolio
                                        o International Equity Portfolio


DISTRIBUTOR

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

INVESTMENT ADVISER


Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022


SUB-INVESTMENT ADVISER

(INTERNATIONAL EQUITY PORTFOLIO)

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, DE 19801


ADMINISTRATOR


Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


CUSTODIAN


Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540


TRANSFER & DIVIDEND
DISBURSEMENT AGENT


PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809


COUNSEL


Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022


INDEPENDENT AUDITORS


Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

      o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                        PFPC Inc.
                        Attention: The Bear Stearns Funds
                        P.O. Box 8960
                        Wilmington, Delaware 19899-8960
                        Telephone: 1-800-447-1139 or 1-800-766-4111

      o     You may obtain copies of the SAI or financial reports

            o for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares;

            o for a fee by writing the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009;

            o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

      o You may review and copy information about the Portfolios (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 to obtain information about this service.

You may also obtain a copy of a Portfolio's prospectus from the Bear Stearns Worldwide Web site at http://www.bearstearns.com.

Investment Company Act File No. 811-8798

      The
      Bear Stearns
      Funds


            Prospectus Dated
            July 29, 1999


            Equity Funds

               o S&P STARS Portfolio
               o The Insiders Select Fund
               o Large Cap Value Portfolio
               o Small Cap Value Portfolio
               o Focus List Portfolio
               o Balanced Portfolio
               o International Equity Portfolio

                 Class Y Shares

      This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.


      The Securities and Exchange Commission has not approved any Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


 BEAR
STEARNS

The Bear Stearns Funds o 575 Lexington Avenue New York, NY 10022 1-800-447-1139

Table of Contents
--------------------------------------------------------------------------------

         Risk/Return Summaries                                             1
         -----------------------------------------------------------------------
             S&P STARS Portfolio
             The Insiders Select Fund
             Large Cap Value Portfolio
             Small Cap Value Portfolio
             Focus List Portfolio
             Balanced Portfolio
             International Equity Portfolio

         Investments                                                       27
         -----------------------------------------------------------------------

         Risk Factors                                                      31
         -----------------------------------------------------------------------

         Management of the Portfolios                                      34
         -----------------------------------------------------------------------
              Investment Adviser
              Portfolio Management Team

         How The Portfolios Value Their Shares                             35
         -----------------------------------------------------------------------


         Investing in the Portfolios                                       36
         -----------------------------------------------------------------------
              How to Buy Shares
              How to Sell Shares
              Exchanges


         Dividends, Distributions and Taxes                                39
         -----------------------------------------------------------------------

         Additional Information                                            41
         -----------------------------------------------------------------------

         Financial Highlights                                              42
         -----------------------------------------------------------------------

            Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company (the "Trust")

            It is important to keep in mind that mutual fund shares are:

               o  not deposits or obligations of any bank;


               o  not insured by the Federal Deposit Insurance Corporation;

               o subject to investment risk, including possible loss of the money invested.

S&P STARS Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      To provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500 Index").

Principal Strategies


      To achieve the investment objective of the S&P STARS Portfolio, Bear Stearns Asset Management Inc., the investment adviser for each Portfolio ("BSAM" or the "Adviser"), principally uses the Standard & Poor's Stock Appreciation Ranking System (or "STARS") to identify securities in the highest category (five stars) for purchase and in the lowest category (one star) for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the S&P 500 Index's total return.

            o Generally, the S&P STARS Portfolio will invest at least 85% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts that are listed on U.S. exchanges ("ADRs") that, at their time of initial purchase, were ranked five stars or, at their time of short sale, were ranked one star.

            o Generally, the S&P STARS Portfolio may invest up to 15% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking. See "Principal Investment Strategies -- Additional Information."

      In selecting investments, the Adviser analyzes the stocks ranked by S&P analysts according to the STARS ranking system and selects those it believes have the best potential for capital appreciation. The Adviser focuses on companies that show the potential to achieve growth at a reasonable price. The Adviser considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management. The Adviser may select securities of companies with small, middle or large market capitalizations.

      The S&P STARS Portfolio may invest up to 15% of its total assets without regard to STARS ranking to increase exposure to additional sectors or take advantage of investment opportunities in securities of issuers that S&P may not follow. If S&P downgrades a security held by the S&P STARS Portfolio to four stars from five stars, the Portfolio may purchase additional shares of that security without limitation. In addition, if S&P upgrades a security held by the S&P STARS Portfolio to two stars from one star, the Portfolio may sell short additional shares of that security without limitation.

      S&P's research staff analyzes and ranks the stocks of approximately 1,100 issuers and evaluates the short-term (up to 12 months) appreciation potential of the reviewed stocks, as shown below.

      *****        Buy     >   Expected to be among the best performers over the
                               next 6 to 12 months and to rise in price..
       ****    Accumulate  >   Expected to be an above-average performer.
        ***       Hold     >   Expected to be an average performer.
         **       Avoid    >   Expected to be a below-average performer.
          *       Sell     >   Expected to be a well-below-average performer
                               and to fall in price.



                                                           S&P STARS Portfolio 1

      Short Sales. The S&PSTARS Portfolio may "sell short" securities that at their time of initial sale were rated one star. In a short sale, the Adviser sells a security it has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will repurchase the security at a lower price and realize a gain for the S&P STARS Portfolio. Short selling is considered "leverage" and may involve substantial risk.

      For a more detailed discussion of the STARS ranking system and its use by the S&PSTARS Portfolio, please see the "Investments" section of this Prospectus, beginning at page 27. The "Investments" section also discusses various investments and techniques that the S&P STARS Portfolio uses to achieve its investment objective.


Principal Risks


      You may lose money by investing in the S&P STARS Portfolio. The S&P STARS Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the STARS Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

            o A small- or middle-capitalization company's stock may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.

            o Small- or middle-capitalization company stocks may be subject to wider price swings or be less liquid because they trade less frequently and in smaller volume than large company stocks.

            o Short sales involve leverage, which may increase potential losses.

            o Ratings by S&P's research group may not accurately assess the investment prospects of a particular security.

      The S&P STARS Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the S&P STARS Portfolio more susceptible to price changes of securities of a particular issuer.



2 S&P STARS Portfolio

Who May Want to Invest in the S&P STARS Portfolio

      The S&P STARS Portfolio may be appropriate for investors who:

            o     are investing for the long term;

            o     want to add an equity component to their portfolio.

      The S&P STARS Portfolio may not be appropriate for investors who:

            o are not willing to take any risk that they may experience share price fluctuations that may cause them to lose money on their investment.

Performance

      The bar chart and table below show the risks of investing in the S&P STARS Portfolio by showing changes in the performance of its Class Y shares as of December 31, 1998, for various time periods.

      The table shows how the S&P STARS Portfolio's average annual total return for one year and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to large-size companies. The figures shown in the table assume reinvestment of dividends and distributions.

                 S&P STARS Portfolio Annual Total Return (%)(1)

                                   [GRAPHIC]

                                  Bar Chart (1)

                               1996:       28.42
                               1997:       18.59
                               1998:       40.33


      Past performance is not necessarily an indication of future results.


1     The S&P STARS Portfolio's year-to-date return as of June 30, 1999 was
      15.00%.

      During the period shown in the bar chart, the highest quarterly return was 28.79% (for the quarter ended December 31, 1998) and the lowest quarterly return was (11.51)% (for the quarter ended September 30, 1998).

      Average Annual Total Returns
      (for the periods ended December 31, 1998)      1 Year     Since Inception*
      ==========================================================================
           S&P STARS Portfolio - Class Y              40.33%       26.55%
      --------------------------------------------------------------------------
           S&P 500 Index                              28.57%       28.34%
      --------------------------------------------------------------------------


      *     Class Y shares commenced operations on August 7, 1995.


                                                           S&P STARS Portfolio 3

Fees and Expenses


      This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P STARS Portfolio.

      Shareholder Fees (paid directly from your investment)*            Class Y
      =========================================================================
      Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)                       None
      --------------------------------------------------------------------------
      Maximum deferred sales charge (load)
      (as a percentage of the lower of purchase or sale price)            None
      --------------------------------------------------------------------------
      Sales charge imposed on reinvested dividends                        None
      --------------------------------------------------------------------------
      Redemption fees                                                     **
      --------------------------------------------------------------------------
      Exchange fees                                                       None
      --------------------------------------------------------------------------
      Annual Portfolio Operating Expenses
      (expenses that are deducted from Portfolio assets)
      =========================================================================
      Management Fees                                                     0.75%
      --------------------------------------------------------------------------
      Distribution (12b-1) Fees                                           0.00%
      --------------------------------------------------------------------------
      Other Expenses                                                      0.52%
                                                                          -----
      --------------------------------------------------------------------------
      Total Annual Portfolio Operating Expenses                           1.27%
      --------------------------------------------------------------------------
      Fee Waiver                                                         (0.27)%
                                                                         -------
      --------------------------------------------------------------------------
      Net Expenses(1)                                                     1.00%
                                                                          -----
      --------------------------------------------------------------------------

      * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

      **    There is a transaction fee of $7.50 for wiring redemption proceeds.

      1 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the S&P STARS Portfolio's net expenses do not exceed the amount indicated above.

Example

      This Example illustrates the cost of investing in the S&P STARS Portfolio over various time periods. It is intended to help you compare the cost of investing in the S&P STARS Portfolio with the cost of investing in other mutual funds. The Example assumes that:

      o     you invest $10,000 in the S&P STARS Portfolio;

      o     your investment returns 5% each year;

      o     the S&P STARS Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Year        3 Years     5 Years       10 Years
         =======================================================================
         Class Y           $102           $376        $671         $1,510
         -----------------------------------------------------------------------

      * This Example assumes that net portfolio operating expenses will equal 1.00% March 31, 2000, and thereafter will equal 1.27%.



4 S&P STARS Portfolio

The Insiders Select Fund
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Capital appreciation.

Principal Strategies


      Under normal market conditions, The Insiders Select Fund invests at least 85% of its assets in the equity securities of U.S. issuers that it believes provide opportunities for capital appreciation. Equity securities consist of common stocks, convertible securities and preferred stocks. The Adviser anticipates that the issuers principally will be mid- to-large capitalization companies (companies that under current market conditions have market capitalizations that range from $2 billion to $10 billion). The Insiders Select Fund will invest in U.S. equity securities that the Adviser believes will equal or exceed the performance of the Standard & Poor's MidCap 400 Stock Index (the "S&P MidCap 400 Index"). The median market capitalization of stocks in the S&P MidCap 400 Index was approximately $1.8 billion as of March 31, 1999. The Insiders Select Fund may invest in stocks that are not included in the S&P MidCap 400 Index.


      In selecting investments for The Insiders Select Fund, the Adviser analyzes (i) trading in a company's securities by corporate insiders, officers, directors and significant stockholders, (ii) published company reports prepared by financial analysts, including revisions to earnings predictions and (iii) a company's corporate finance activities, including stock repurchase programs, dividend policies and new securities issuance.


      Insiders, analysts and the company may send signals that the Adviser analyzes to produce valuable information about the prospects for individual companies. In its analysis, the Adviser uses only data that is available to the public. The Adviser obtains the data on insider trading activity from CDA/Investnet, among other sources, which compiles this information from publicly available SEC filings.

      In addition to the factors described above, the Adviser also uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, beta (a measure of stock price volatility relative to the market), new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.


      For a more detailed discussion of how the Adviser evaluates trading by corporate insiders, reports by financial analysts and corporate financing activity, please see the "Investments" section of this Prospectus, beginning at page 28. The "Investments" section also discusses various investments and techniques that The Insiders Select Fund uses to achieve its investment objective.


                                                      The Insiders Select Fund 5

Principal Risks


      You may lose money by investing in The Insiders Select Fund. The Insiders Select Fund is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect The Insiders Select Fund's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may be not executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o Short sales involve leverage, which may increase potential losses.

            o A middle-capitalization company's stock may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.

            o Middle-capitalization company stocks may be subject to wider price swings or be less liquid because they trade less frequently and in smaller volume than large company stocks.

      The Insiders Select Fund is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make The Insiders Select Fund more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in The Insiders Select Fund


The Insiders Select Fund may be appropriate for investors who:


            o     are investing for the long term;

            o believe that insider buying patterns may be a good indicator of the future direction of a company's stock price.

The Insiders Select Fund may not be appropriate for investors who:

            o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



6 The Insiders Select Fund

Performance


      The bar chart and table below show the risks of investing in The Insiders Select Fund by showing changes in the performance of its Class Y shares as of December 31, 1998, over various time periods.

      The table shows how The Insiders Select Fund's average annual total return for one year and since the date of inception compared to the S&P MidCap 400 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-size companies. The figures shown in the table assume reinvestment of dividends and distributions.

               The Insiders Select Fund Annual Total Return(%)(1)

                                   [GRAPHIC]

                                  Bar Chart (1)

                               1996:       21.89
                               1997:       30.18
                               1998:        9.82


      Past performance is not necessarily an indication of future results.


      1 The Insiders Select Fund's year-to-date return as of June 30, 1999, was 12.53%.

      During the period shown in the bar chart, the highest quarterly return was 16.45% (for the quarter ended December 31, 1998) and the lowest quarterly return was (16.36)% (for the quarter ended September 30, 1998).

      Average Annual Total Returns
      (for the periods ended December 31, 1998)        1 Year    Since Inception
      ==========================================================================
           Insiders Select Fund - Class Y               9.82%        20.99%*
      --------------------------------------------------------------------------
           S&P MidCap 400 Index                        19.09%        23.56%
      --------------------------------------------------------------------------


      *     Class Y shares commenced operations on June 20, 1995.


                                                      The Insiders Select Fund 7

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of The Insiders Select Fund.


      Shareholder Fees (paid directly from your investment)*            Class Y
      ==========================================================================
      Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)                      None
      --------------------------------------------------------------------------
      Maximum deferred sales charge (load)
      (as a percentage of the lower of purchase or sale price)           None
      --------------------------------------------------------------------------
      Sales charge imposed on reinvested dividends                       None
      --------------------------------------------------------------------------
      Redemption fees                                                    **
      --------------------------------------------------------------------------
      Exchange fees                                                      None
      --------------------------------------------------------------------------
      Annual Portfolio Operating Expenses
      (expenses that are deducted from Portfolio assets)
      ==========================================================================
      Management Fees(1)                                                 1.00%
      --------------------------------------------------------------------------
      Distribution (12b-1) Fees                                          0.00%
      --------------------------------------------------------------------------
      Other Expenses                                                     0.96%
                                                                         -----
      --------------------------------------------------------------------------
      Total Annual Portfolio Operating Expenses                          1.96%
      --------------------------------------------------------------------------
      Fee Waiver and Expense Reimbursement                              (0.81)%
                                                                        -------
      --------------------------------------------------------------------------
      Net Expenses(2)                                                    1.15%
                                                                         -----
      --------------------------------------------------------------------------

      * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

      **    There is a transaction fee of $7.50 for wiring redemption proceeds.

      1 The management fee may increase or decrease by up to 0.50% based on The Insiders Select Fund's performance.

      2 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that The Insiders Select Fund's net expenses do not exceed the amount indicated above.

Example

      This Example illustrates the cost of investing in The Insiders Select Fund over various time periods. It is intended to help you compare the cost of investing in The Insiders Select Fund with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in The Insiders Select Fund;

            o     your investment returns 5% each year;

            o The Insiders Select Fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year         3 Years     5 Years       10 Years
         =======================================================================
         Class Y             $117           $537        $982         $2,220
         -----------------------------------------------------------------------

      * This Example assumes that net portfolio operating expenses will equal 1.15% until March 31, 2000, and thereafter will equal 1.96%.



8 The Insiders Select Fund

Large Cap Value Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

         Capital appreciation.

Principal Strategies


      Under normal market conditions, the Large Cap Value Portfolio ("Large Cap Portfolio") invests at least 65% all of its total assets in equity securities of companies with market capitalizations (at time of purchase) of more than $10 billion ("large companies") and that the Adviser identifies as "value" securities.

            o Within this 65% category, the Large Cap Portfolio may invest up to 10% of its total assets in equity securities of foreign issuers in the form of ADRs.


      Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Large Cap Portfolio may invest must be rated at least "investment grade" by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase.


      The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, beta (a measure of stock price volatility relative to the market), new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

      The weighted average market capitalization of issuers in whose securities the Large Cap Portfolio invests will vary depending on market conditions. As of June 30, 1999, the weighted average market capitalization of issuers of securities held by the Large Cap Portfolio was greater than $35 billion.


Principal Risks


      You may lose money by investing in the Large Cap Portfolio. The Large Cap Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Large Cap Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities declines.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.



                                                           Large Cap Portfolio 9

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Who May Want to Invest in the Large Cap Portfolio


The Large Cap Portfolio may be appropriate for investors who:


            o     are investing for the long term;

            o     want to add a large-cap equity component to their portfolio.

The Large Cap Portfolio may not be appropriate for investors who:

            o are not willing to accept the price volatility associated with stocks or take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment


Performance


      The bar chart and table below show the risks of investing in the Large Cap Portfolio by showing changes in the performance of its Class Y shares as of December 31, 1998, for various time periods.

      The table shows how the Large Cap Portfolio's average annual total return for one year and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to large-size companies. The figures shown in the table assume reinvestment of dividends and distributions.

                   Large Cap Portfolio Annual Total Return(%)(1)

                                   [GRAPHIC]

                                  Bar Chart (1)

                                1996:       14.87
                                1997:       31.64
                                1998:       16.24


      Past performance is not necessarily an indication of future results.


      1 The Large Cap Portfolio's year-to-date return as of June 30, 1999 was 9.20%.

      During the period shown in the bar chart, the highest quarterly return was 17.75% (for the quarter ended June 30, 1997) and the lowest quarterly return was (12.61)% (for the quarter ended September 30, 1998).



10 Large Cap Portfolio

      Average Annual Total Returns
      (for the periods ended December 31, 1998)       1 Year    Since Inception*
      ==========================================================================
           Large Cap Portfolio - Class Y              16.24%         21.23%
      --------------------------------------------------------------------------
           S&P 500 Index                              28.57%         29.29%
      --------------------------------------------------------------------------


      *     Class Y shares commenced operations on September 11, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Portfolio.


      Shareholder Fees (paid directly from your investment)*            Class Y
      ==========================================================================
      Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)                      None
      --------------------------------------------------------------------------
      Maximum deferred sales charge (load)
      (as a percentage of the lower of purchase or sale price)           None
      --------------------------------------------------------------------------
      Sales charge imposed on reinvested dividends                       None
      --------------------------------------------------------------------------
      Redemption fees                                                    **
      --------------------------------------------------------------------------
      Exchange fees                                                      None
      --------------------------------------------------------------------------
      Annual Portfolio Operating Expenses
      (expenses that are deducted from Portfolio assets)
      ==========================================================================
      Management Fees                                                    0.75%
      --------------------------------------------------------------------------
      Distribution (12b-1) Fees                                          0.00%
      --------------------------------------------------------------------------
      Other Expenses                                                     1.71%
                                                                         -----
      --------------------------------------------------------------------------
      Total Annual Portfolio Operating Expenses                          2.46%
      --------------------------------------------------------------------------
      Fee Waiver and Expense Reimbursement                              (1.46)%
                                                                        -------
      --------------------------------------------------------------------------
      Net Expenses(1)                                                    1.00%
                                                                         -----
      --------------------------------------------------------------------------

      * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

      **    There is a transaction fee of $7.50 for wiring redemption proceeds.

      1 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Large Cap Portfolio's net expenses do not exceed the amount indicated above.

Example

      This Example illustrates the cost of investing in the Large Cap Portfolio over various time periods. It is intended to help you compare the cost of investing in the Large Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Large Cap Portfolio;

            o     your investment returns 5% each year;

            o     the Large Cap Portfolio's operating expenses remain the same*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period --


                                1 Year        3 Years    5 Years        10 Years
         =======================================================================
             Class Y             $102           $627      $1,179         $2,686
         -----------------------------------------------------------------------

      * This Example assumes that net portfolio operating expenses will equal 1.00% until March 31, 2000, and thereafter will equal 2.46%.



                                                          Large Cap Portfolio 11

Small Cap Value Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Capital appreciation.

Principal Strategies


      Under normal market conditions, the Small Cap Value Portfolio ("Small Cap Portfolio") invests at least 65% of its total assets in equity securities of companies with market capitalizations (at time of purchase) of up to $1.5 billion ("small companies") and that the Adviser identifies as value companies.

            o Within this 65% category, the Small Cap Portfolio may invest up to 10% of its total assets in equity securities of foreign issuers in the form of ADRs.


      Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Small Cap Portfolio may invest must be rated at least "investment grade" by an NRSRO at the time of purchase.


      The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, beta (a measure of stock price volatility relative to the market), new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

      The weighted average market capitalization of issuers in whose securities the Small Cap Portfolio invests will vary depending on market conditions. As of June 30, 1999, the weighted average market capitalization of issuers whose securities were held by the Small Cap Portfolio was approximately $700,000.


Principal Risks


      You may lose money by investing in the Small Cap Portfolio. The Small Cap Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Small Cap Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o A small company's stock may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.



12 Small Cap Portfolio

            o Small company stocks may be subject to wider price swings or be less liquid because they trade less frequently and in smaller volume than large company stocks.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Who May Want to Invest in the Small Cap Portfolio


The Small Cap Portfolio may be appropriate for investors who:


            o     are investing for the long term;

            o     want to add a small-cap equity component to their portfolio.

The Small Cap Portfolio may not be appropriate for investors who:

            o     want to invest only in larger, more established companies;

            o are not willing to accept the price volatility associated with smaller-company stocks or take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.


Performance


      The bar chart and table below show the risks of investing in the Small Cap Portfolio by showing changes in the performance of the Small Cap Portfolio's Class Y shares as of December 31, 1998, over various time periods.

      The table shows how the Small Cap Portfolio's average annual total return for one year and since the date of inception compared to the Russell 2000 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small-size companies. The figures shown in the table assume reinvestment of dividends and distributions.

              Small Cap Value Portfolio Annual Total Return(%)(1)

                                   [GRAPHIC]

                                  Bar Chart (1)

                                1996:       15.89
                                1997:       33.28
                                1998:       -0.93


      Past performance is not necessarily an indication of future results.


      1 The Small Cap Portfolio's year-to-date return as of June 30, 1999 was 11.48%.

      During the period shown in the bar chart, the highest quarterly return was 22.15% (for the quarter ended December 31, 1998) and the lowest quarterly return was (26.02)% (for the quarter ended September 30, 1998).



                                                          Small Cap Portfolio 13

      Average Annual Total Returns
      (for the periods ended December 31, 1998)       1 Year    Since Inception*
      ==========================================================================
           Small Cap Portfolio - Class Y              (0.93)%       17.92%
      --------------------------------------------------------------------------
           Russell 2000 Index                         (2.25)%       13.57%
      --------------------------------------------------------------------------
      *     Class Y shares commenced operations on June 22, 1995.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Portfolio.


      Shareholder Fees (paid directly from your investment)*            Class Y
      ==========================================================================
      Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)                      None
      --------------------------------------------------------------------------
      Maximum deferred sales charge (load)
      (as a percentage of the lower of purchase or sale price)           None
      --------------------------------------------------------------------------
      Sales charge imposed on reinvested dividends                       None
      --------------------------------------------------------------------------
      Redemption fees                                                    **
      --------------------------------------------------------------------------
      Exchange fees                                                      None
      --------------------------------------------------------------------------
      Annual Portfolio Operating Expenses
      (expenses that are deducted from Portfolio assets)
      ==========================================================================
      Management Fees                                                    0.75%
      --------------------------------------------------------------------------
      Distribution (12b-1) Fees                                          0.00%
      --------------------------------------------------------------------------
      Other Expenses                                                     0.90%
                                                                         -----
      --------------------------------------------------------------------------
      Total Annual Portfolio Operating Expenses                          1.65%
      --------------------------------------------------------------------------
      Fee Waiver and Expense Reimbursement                              (0.65)%
                                                                        -------
      --------------------------------------------------------------------------
      Net Expenses(1)                                                    1.00%
                                                                         -----
      --------------------------------------------------------------------------

      * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

      **    There is a transaction fee of $7.50 for wiring redemption proceeds.

      1 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Small Cap Portfolio's net expenses do not exceed the amount indicated above.

Example

      This Example illustrates the cost of investing in the Small Cap Portfolio over various time periods. It is intended to help you compare the cost of investing in the Small Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Small Cap Portfolio;

            o     your investment returns 5% each year;

            o     the Small Cap Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year         3 Years      5 Years       10 Years
      ==========================================================================
             Class Y          $102           $456        $835         $1,900
      --------------------------------------------------------------------------

      * This Example assumes that net portfolio operating expenses will equal 1.00% until March 31, 2000, and thereafter will equal 1.65%.



14 Small Cap Portfolio

The Focus List Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Capital appreciation.

Principal Strategies


      Under normal market conditions, the Focus List Portfolio will invest at least 65% of its total assets in the common stocks of U.S. and foreign issuers that, at the time of purchase, are included on the Bear Stearns Focus List (the "Focus List").

      The Focus List Portfolio may invest up to 35% of its total assets in stocks that are not on the Focus List. The Adviser may select non-Focus List securities, for example, when the Adviser determines that Focus List stocks are illiquid, would cause the Focus List Portfolio to be overweighted in a particular sector or overly concentrated in a particular industry, or for other reasons.

      The Focus List typically consists of 20 stocks. Using a rating system of "1" through "5," the Bear Stearns Equity Research Department, consisting of 90 analysts who cover common stocks of more than 1,100 U.S. and foreign companies, assigns the following ratings: 1 (Buy), 2 (Attractive), 3 (Neutral), 4 (Avoid), 5 (Sell). More than 600 stocks are rated Buy or Attractive.

      The Bear Stearns Research Department and the Research Stock Selection Committee (comprised of senior Research personnel) will assign a Buy rating to stocks when they believe the stock will significantly outperform the market over the next three to six months because of a catalyst or near-term event that they expect will trigger upward movement in the stock's price. These catalysts may include a change in management, the introduction of a new product or a change in the industry outlook. An Attractive rating means that an analyst has determined that the stock has solid long-term growth prospects and is undervalued in comparison to comparable companies.

      For a more detailed discussion of the Focus List stock evaluation system and its use by the Focus List Portfolio, please see the "Investments" section of this Prospectus, beginning at page 29. The "Investments" section also discusses various investments and techniques that the Focus List Portfolio uses to achieve its investment objective.


Principal Risks


      You may lose money by investing in the Focus List Portfolio. The Focus List Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risk factors may affect the Focus List Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.



                                                         Focus List Portfolio 15

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

      The Focus List Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the Focus List Portfolio more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in the Focus List Portfolio


The Focus List Portfolio may be appropriate for investors who:


            o     are investing for the long term;

            o     are seeking an equity component for their portfolio.

The Focus List Portfolio may not be appropriate for investors who:

            o are not willing to accept the price volatility associated with stocks selected by the Bear Stearns Focus List Committee or take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.



16 Focus List Portfolio

Performance


      Class Y shares of the Focus List Portfolio have not yet commenced operations. The bar chart and table below show the risks of investing in the Focus List Portfolio by showing the performance of its Class A shares as of December 31, 1998, since inception. The returns for Class A shares would have annual returns that are substantially similar to those of Class Y shares because both Classes are invested in the same portfolio of securities. The returns for Class Y shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart and table, depending on the expenses of the Class Y shares.

      Bar Chart. The bar chart does not reflect any sales charges that are imposed on the purchase and sale of Class A shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows how the Focus List Portfolio's average annual total return since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.

                 Focus List Portfolio Annual Total Return(%)(1)

                                   [GRAPHIC]

                                  Bar Chart (1)

                               1998:      33.64


      Past performance is not necessarily an indication of future results.


      1 The Focus List Portfolio's year-to-date return as of June 30, 1999 was 12.74%.

      During the period shown in the bar chart, the highest quarterly return was 32.75% (for the quarter ended December 31, 1998) and the lowest quarterly return was (10.65)% (for the quarter ended September 30, 1998).

      Average Annual Total Returns
      (for the period ended December 31, 1998)                  Since Inception*
      ==========================================================================
           Focus List Portfolio - Class A                            26.27%
      --------------------------------------------------------------------------
           S&P 500 Index                                             28.57%
      --------------------------------------------------------------------------

      *     Class A shares commenced operations on December 29, 1997.

      ** Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.



                                                         Focus List Portfolio 17

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Focus List Portfolio.


      Shareholder Fees (paid directly from your investment)*            Class Y
      ==========================================================================
      Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)                      None
      --------------------------------------------------------------------------
      Maximum deferred sales charge (load)
      (as a percentage of the lower of purchase or sale price)           None
      --------------------------------------------------------------------------
      Sales charge imposed on reinvested dividends                       None
      --------------------------------------------------------------------------
      Redemption fees                                                    **
      --------------------------------------------------------------------------
      Exchange fees                                                      None
      --------------------------------------------------------------------------
      Annual Portfolio Operating Expenses
      (expenses that are deducted from Portfolio assets)
      ==========================================================================
      Management Fees                                                    0.65%
      --------------------------------------------------------------------------
      Distribution (12b-1) Fees                                          0.00%
      --------------------------------------------------------------------------
      Other Expenses                                                     3.14%
                                                                         -----
      --------------------------------------------------------------------------
      Total Annual Portfolio Operating Expenses                          3.79%
      --------------------------------------------------------------------------
      Fee Waiver and Expense Reimbursement                              (2.89)
                                                                        ------
      --------------------------------------------------------------------------
      Net Expenses(1)                                                    0.90%
                                                                         -----
      --------------------------------------------------------------------------

      * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

      **    There is a transaction fee of $7.50 for wiring redemption proceeds.

      1 The expenses shown are based on estimated expenses of Class Y shares of the Focus List Portfolio for the fiscal year ending March 31, 2000. The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Focus List Portfolio's net expenses do not exceed the amount indicated above.

Example

      This Example illustrates the cost of investing in the Focus List Portfolio over various time periods. It is intended to help you compare the cost of investing in the Focus List Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Focus List Portfolio;

            o     your investment returns 5% each year;

            o the Focus List Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year         3 Years    5 Years       10 Years
         =======================================================================
             Class Y              $92           $891      $1,709        $3,842
         -----------------------------------------------------------------------

      * This Example assumes that net portfolio operating expenses will equal 0.90% until March 31, 2000, and thereafter will equal 3.79%.



18 Focus List Portfolio

Balanced Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Long-term capital growth and current income.

Principal Strategies


      The Balanced Portfolio seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to lessen overall portfolio volatility and to provide income for regular quarterly dividends.

      The percentage of the Balanced Portfolio invested in equity and fixed-income securities will vary from time to time as the Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation forecasts. When allocating equity and fixed income investments, the Adviser takes into account the Balanced Portfolio's intention to pay regular quarterly dividends. The amount of quarterly dividends may fluctuate depending on prevailing interest rates, dividends policies of issuers and how the Adviser allocates the Balanced Portfolio's assets, among other things.

      Under normal market conditions, the Balanced Portfolio will invest at least 90% of its total assets in equity and fixed income securities.

      Equity Securities. Under normal market conditions, the Balanced Portfolio invests between 40% and 60% of its total assets in equity securities. Of this amount, the Balanced Portfolio may invest up to 10% of its assets in equity securities of foreign issuers in the form of ADRs.

      Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Balanced Portfolio may invest must be rated at least "investment grade" by an NRSRO at the time of purchase.

      The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, beta (a measure of stock price volatility relative to the market), new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

      Fixed Income Securities. Under normal market conditions, the Balanced Portfolio invests between 40% and 60% of its total assets in fixed income securities. The Balanced Portfolio invests primarily in high quality debt obligations that have been rated "A-" or higher by S&P or "A3"or better by Moody's Investors Service, Inc. ("Moody's"). The Balanced Portfolio may also invest in debt obligations considered investment grade by Moody's or S&P. In addition, the Balanced Portfolio may invest up to 5% of its total assets in higher-risk, below-investment-grade corporate debt securities rated no lower than "B" by an NRSRO or that the Adviser considers to be comparable. The Adviser looks for debt obligations that offer attractive returns that compare favorably to those of comparable maturity U.S. Treasury securities, on a risk-adjusted basis.



                                                           Balanced Portfolio 19

      Under normal market conditions, the Balanced Portfolio will invest in debt obligations (other than money market instruments) with an average maturity of 10 years or less, except that the Portfolio may invest in U.S. government obligations of any maturity.


      The Balanced Portfolio's fixed income investments include


            o securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises;

            o     debt securities issued by companies;

            o     mortgage-backed and asset-backed securities;

            o U.S. dollar-denominated securities issued by foreign governments.


Principal Risks


      You may lose money by investing in the Balanced Portfolio. The Balanced Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. All or some of these risks may adversely affect the Balanced Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy or the Adviser's allocation may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

            o The rate of inflation may increase, resulting in higher interest rates, causing the Balanced Portfolio's debt securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities.

            o An issuer's credit quality may be downgraded, or the issuer may experience default or bankruptcy, causing that issuer's securities to decline in value.

            o The Balanced Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield, e.g., when the average life of a mortgage-related security is shortened.



20 Balanced Portfolio

Who May Want to Invest in the Balanced Portfolio

The Balanced Portfolio may be appropriate for investors who:

      o     seek current income coupled with asset growth potential;

      o want the potential for both investment growth and income in a single fund;

      o are setting up trust accounts, such as charitable remainder trusts, that have minimum payout requirements.

The Balanced Portfolio may not be appropriate for investors who:

      o are not willing to take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.


Performance


      The bar chart and table below show the risks of investing in the Balanced Portfolio by showing the performance of its Class Y shares as of December 31, 1998, since inception.

      The table shows how the Balanced Portfolio's average annual total return since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to large-size companies, and the Lipper Balanced Fund Index, a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. The figures shown in the table assume reinvestment of dividends and distributions.

                  Balanced Portfolio Annual Total Return(%)(1)

                                   [GRAPHIC]

                                  Bar Chart (1)

                                1998:     12.32


      Past performance is not necessarily an indication of future results.


      1 The Balanced Portfolio's year-to-date return as of June 30, 1999 was 5.00%.

      During the period shown in the bar chart, the highest quarterly return was 8.41% (for the quarter ended December 31, 1998) and the lowest quarterly return was (5.72)% (for the quarter ended September 30, 1998).

      Average Annual Total Returns
      (for the period ended December 31, 1998)                 Since Inception*
      ==========================================================================
           Balanced Portfolio - Class Y                             12.32%
      --------------------------------------------------------------------------
           S&P 500 Index                                            29.09%
      --------------------------------------------------------------------------
           Lipper Balanced Fund Index                               20.00%
      --------------------------------------------------------------------------


      *     Class Y shares commenced operations on January 6, 1998.

      ** The information for the Lipper Balanced Fund Index reflects its performance from January 1, 1998 through December 31 1998.

                                                           Balanced Portfolio 21

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Portfolio.


      Shareholder Fees (paid directly from your investment)*            Class Y
      ==========================================================================
      Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)                      None
      --------------------------------------------------------------------------
      Maximum deferred sales charge (load)
      (as a percentage of the lower of purchase or sale price)           None
      --------------------------------------------------------------------------
      Sales charge imposed on reinvested dividends                       None
      --------------------------------------------------------------------------
      Redemption fees                                                    **
      --------------------------------------------------------------------------
      Exchange fees                                                      None
      --------------------------------------------------------------------------
      Annual Portfolio Operating Expenses
      (expenses that are deducted from Portfolio assets)
      ==========================================================================
      Management Fees                                                    0.65%
      --------------------------------------------------------------------------
      Distribution (12b-1) Fees                                          0.00%
      --------------------------------------------------------------------------
      Other Expenses                                                     2.13%
                                                                         -----
      --------------------------------------------------------------------------
      Total Annual Portfolio Operating Expenses                          2.78%
      --------------------------------------------------------------------------
      Fee Waiver and Expense Reimbursement                              (2.08)%
                                                                        -------
      --------------------------------------------------------------------------
      Net Expenses(1)                                                    0.70%
                                                                         -----
      --------------------------------------------------------------------------

      * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

      **    There is a transaction fee of $7.50 for wiring redemption proceeds.

      1 The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the Balanced Portfolio's net expenses do not exceed the amount indicated above.

Example

      This Example illustrates the cost of investing in the Balanced Portfolio over various time periods. It is intended to help you compare the cost of investing in the Balanced Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Balanced Portfolio;

            o     your investment returns 5% each year;

            o     the Balanced Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year        3 Years    5 Years       10 Years
         =======================================================================
             Class Y              $72           $664      $1,284         $2,957
         -----------------------------------------------------------------------

      * This Example assumes that net portfolio operating expenses will equal 0.70% until March 31, 2000, and thereafter will equal 2.78%.



22 Balanced Portfolio

International Equity Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

      Long-term capital appreciation.

Principal Strategies


      Under normal market conditions, the International Equity Portfolio invests substantially all of its assets in equity securities of foreign companies. The International Equity Portfolio will invest at least 65% of its total assets in the equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States, including common stock, preferred stock, depositary receipts for stock, and other securities having the characteristics of stock (such as an equity or ownership interest in a company).

      The International Equity Portfolio's investments may be denominated in U.S. dollars, foreign currencies or multinational currency units.

      Under normal market conditions, the International Equity Portfolio invests in the securities of companies located in at least three countries outside of the United States. The International Equity Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in Australia, Canada, Japan, New Zealand and the developed countries of Western Europe.

      In selecting investments for the International Equity Portfolio, Marvin & Palmer Associates Inc., the International Equity Portfolio's investment sub-adviser (the "Sub-Adviser"), evaluates whether a particular country's securities markets have higher-than-average potential for capital appreciation. The Sub-Adviser will then seek out companies with strong fundamental characteristics, including solid management, sound balance sheets and the potential for positive earnings growth.

      The International Equity Portfolio also may invest in the securities of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities. These countries are located primarily in Africa, Asia (ex-Japan), the Caribbean islands, Central and South America, the Middle East and certain parts of Europe (Cyprus, the Czech Republic, Estonia, Greece, Hungary, Poland, Russia, Slovakia and Turkey).


      A company is considered to be an emerging country issuer if any of the following apply:


            o     Its securities are principally traded in an emerging country.

            o It derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries.

            o It maintains 50% or more of its assets in one or more emerging countries.

            o It is organized under the laws of, or has a principal office in, an emerging country.

      Foreign Currency Hedging --Use of Forward Foreign Exchange Contracts. The International Equity Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging and speculative investment purposes. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. When the Sub-Adviser believes that a foreign



                                               International Equity Portfolio 23
      currency may suffer a substantial decline against the U.S. dollar, the International Equity Portfolio may enter into a forward sale contract by selling an amount of that foreign currency up to 95% of the value of the Portfolio's securities denominated in such foreign currency.

      The International Equity Portfolio may enter into a forward contract for the following reasons:

            o Transaction hedge -- to "lock in" the U.S. dollar price of a security denominated in a foreign currency.

            o Position hedge -- to protect against an anticipated decline in a foreign currency in which a portfolio security is denominated against the U.S. dollar.

            o Cross hedge -- to protect against an anticipated decline in the foreign currency in which a portfolio security is denominated against another foreign currency.


Principal Risks


      You may lose money by investing in the International Equity Portfolio. The International Equity Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the International Equity Portfolio's net asset value, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not produce the intended result or may not be executed effectively.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

            o The value of the International Equity Portfolio's investment in forward contracts suffers from unanticipated changes in currency prices.

            o Foreign securities issued in emerging countries generally experience less liquidity and more volatility because the securities markets in these countries have less trading volume and fewer participants than established markets.

            o Inefficient settlement procedures in emerging countries may cause the International Equity Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities.

            o The International Equity Portfolio may experience losses from improper trading activities in emerging countries that are subject to less government regulation than in the United States.



24 International Equity Portfolio

Who May Want to Invest in the International Equity Portfolio

The International Equity Portfolio may be appropriate for investors who:

      o     are investing for the long term;

      o     want to add an international equity component to their portfolio.

The International Equity Portfolio may not be appropriate for investors who:

      o are not willing to accept the risks associated with foreign securities markets or currency fluctuation;

      o are not willing to accept the price volatility associated with foreign stocks or take any risk that they may experience share price and dividend fluctuations that may cause them to lose money on their investment.


Performance


      Class Y shares of the International Equity Portfolio have not yet commenced operations. The bar chart and table below show the risks of investing in the International Equity Portfolio by showing the performance of its Class A shares as of December 31, 1998, since inception. The returns for Class A shares would have annual returns that are substantially similar to those of Class Y shares because both Classes are invested in the same portfolio of securities. The returns for Class Y shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart and table, depending on the expenses of the Class Y shares.

      Bar Chart. The bar chart does not reflect any sales charges that are imposed on the purchase and sale of Class A shares. If sales charges were reflected, returns would be lower than those shown.

      Table. The table shows how the International Equity Portfolio's average annual total return since the date of inception compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"), a broad-based unmanaged index that represents the general performance of common stocks of issuers located in developed countries in Europe and the Pacific Basin, weighted by each component country's market capitalization. The figures shown in the table assume reinvestment of dividends and distributions and reflect all applicable sales charges.

            International Equity Portfolio Annual Total Return(%)(1)

                                   [GRAPHIC]

                                  Bar Chart (1)

                                1998:     25.86


      Past performance is not necessarily an indication of future results.


      1 The International Equity Portfolio's year-to-date return as of June 30, 1999 was 4.11%.

      During the period shown in the bar chart, the highest quarterly return was 16.62% (for the quarter ended December 31, 1998) and the lowest quarterly return was (14.18)% (for the quarter ended September 30, 1998).



                                               International Equity Portfolio 25

      Average Annual Total Returns
      (for the period ended December 31, 1998)                 Since Inception*
      ==========================================================================
           International Equity Portfolio - Class A                 18.94%
      --------------------------------------------------------------------------
           MSCI EAFE Index                                          20.00%
      --------------------------------------------------------------------------

      *     Class A shares commenced operations on December 29, 1997.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Portfolio.


      Shareholder Fees (paid directly from your investment)*            Class Y
      ==========================================================================
      Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)                      None
      --------------------------------------------------------------------------
      Maximum deferred sales charge (load)
      (as a percentage of the lower of purchase or sale price)           None
      --------------------------------------------------------------------------
      Sales charge imposed on reinvested dividends                       None
      --------------------------------------------------------------------------
      Redemption fees                                                    **
      --------------------------------------------------------------------------
      Exchange fees                                                      None
      --------------------------------------------------------------------------
      Annual Portfolio Operating Expenses
      (expenses that are deducted from Portfolio assets)
      ==========================================================================
      Management Fees                                                    1.00%
      --------------------------------------------------------------------------
      Distribution (12b-1) Fees                                          0.00%
      --------------------------------------------------------------------------
      Other Expenses                                                     2.63%
                                                                         -----
      --------------------------------------------------------------------------
      Total Annual Portfolio Operating Expenses                          3.63%
      --------------------------------------------------------------------------
      Fee Waiver and Expense Reimbursement                              (2.38)%
                                                                        -------
      --------------------------------------------------------------------------
      Net Expenses(1)                                                    1.25%
                                                                         -----
      --------------------------------------------------------------------------

      * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

      **    There is a transaction fee of $7.50 for wiring redemption proceeds.

      1 The expenses shown are based on estimated expenses of the International Equity Portfolio for the fiscal year ending March 31, 2000. The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least March 31, 2000, so that the International Equity Portfolio's net expenses do not exceed the amount indicated above.

Example

      This Example illustrates the cost of investing in the International Equity Portfolio over various time periods. It is intended to help you compare the cost of investing in the International Equity Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the International Equity Portfolio;

            o     your investment returns 5% each year;

            o the International Equity Portfolio's operating expenses remain the same.*


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year         3 Years    5 Years       10 Years
         =======================================================================
             Class Y             $127           $891      $1,676         $3,733
         -----------------------------------------------------------------------

      * This Example assumes that net portfolio operating expenses will equal 1.25% until March 31, 2000, and thereafter will equal 3.63%.



26 International Equity Portfolio

INVESTMENTS

Principal Investment Strategies -- Additional Information


      S&P STARS Portfolio


      S&P introduced STARS in January 1987. Since 1993, on average, each STARS category has consisted of approximately the number of stocks shown below. Rankings may change frequently as S&P analysts evaluate developments affecting individual securities and the markets.

      STARS Category                          Number of Stocks
      --------------------------------------------------------------------------
        Five star             >                     95
      --------------------------------------------------------------------------
        Four star             >                     385
      --------------------------------------------------------------------------
        Three star            >                     530
      --------------------------------------------------------------------------
        Two star              >                     90
      --------------------------------------------------------------------------
        One star              >                  10 to 23
      --------------------------------------------------------------------------


      To evaluate the performance of stocks in the various categories, and thus the performance of its analysts, STARS initially gives equal weight by dollar amount to each stock, does not rebalance the portfolio based on changes in values or rankings and does not reflect dividends or transaction costs. STARS is only a model; it does not reflect actual investment performance. While its performance cannot be used to predict actual results, S&P believes it is useful in evaluating its analysts. The pool of S&P analysts changes and their past performance does not necessarily predict future results either of the model or of the S&P STARS Portfolio. From January 1, 1987 through March 31, 1999:

            o The S&P 500 Index (measured on a total return basis, without dividend reinvestment) increased by 431.18%. During this period, the average dividend yield of securities included in the S&P 500 Index was 2.91% and the average dividend yield of five-star stocks was 1.55%.

            o     The ranked stocks experienced the following changes in value:

      STARS Category                 Percentage change in value
      --------------------------------------------------------------------------
        Five stars         >                   872.9%
      --------------------------------------------------------------------------
        Four stars         >                   422.9%
      --------------------------------------------------------------------------
        Three stars        >                   226.1%
      --------------------------------------------------------------------------
        Two stars          >                   188.2%
      --------------------------------------------------------------------------
        One star           >                   -31.3%
      --------------------------------------------------------------------------

      The Adviser believes that this information means only that, historically, five-star stocks have significantly outperformed lower-ranked stocks and that one star stocks have significantly underperformed the higher-ranked stocks. You should not use this information to predict whether past results will occur in the future or the actual performance of a particular category. STARS' performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500 Index. In addition, the performance of five-star and one-star stocks has not borne a consistent relationship to each other or to the performance of the S&P 500 Index, as shown below. The S&P STARS Portfolio is managed actively. Its performance will depend primarily on the Adviser's investment decisions. The S&P STARS Portfolio will incur transaction and other costs, including management and distribution fees, that are not reflected in the information shown below.

                       Relative Performance Rankings (1 = highest performance)
              1994             1995               1996              1997              1998
      ============================================================================================
      1  One star stocks   S&P 500 Index     Five star stocks  Five star stocks  Five star stocks
      --------------------------------------------------------------------------------------------
      2  S&P 500 Index     Five star stocks  S&P 500 Index     S&P 500 Index     S&P 500 Index
      --------------------------------------------------------------------------------------------
      3  Five star stocks  One star stocks   One star stocks   One star stocks   One star stocks
      --------------------------------------------------------------------------------------------

      Downgrades and upgrades. The S&P STARS Portfolio need not sell a security whose STARS ranking has been downgraded. Also, the S&P STARS Portfolio need not terminate a "short" position if it involves a one star security whose STARS ranking has been upgraded. In addition, if S&P downgrades a security held by the S&P STARS Portfolio to four stars from five stars, the Portfolio may purchase additional shares of that security without limitation. Similarly, if S&P upgrades a security that has been sold short by the S&P STARS Portfolio to two stars from one star, the Portfolio may sell short additional shares of that security without limitation.

      Money market investments. For purposes of calculating the 85% of total assets that the S&P STARS Portfolio will invest pursuant to its principal investment strategy, "total assets" will not include the Portfolio's investment in money market instruments to maintain liquidity.


      The Insiders Select Fund

      Corporate Insiders. The Adviser believes that collecting, classifying and analyzing legally required reports of corporate insider transactions provides valuable investment management information, because these insiders are in the best position to understand their companies' near-term prospects.


      Corporate insiders trade their company's stock for various reasons. Some transactions are unrelated to the future of the company, such as the sale of stock to buy a home or finance a child's college education, tax planning or token purchases to signal confidence in the company. Other transactions, however, are related directly to the insider's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits may believe that the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells may indicate broad agreement within a firm as to the direction of the stock.


      Financial Analysts. Financial analysts employ a number of research tools to learn more about the companies they follow, including visits to the company and in-depth discussions with management. Successful analysts learn to interpret management's words and actions. Management may use discussions with certain analysts to signal its views to the market. The Adviser also believes that revisions in analysts' earnings and ratings predictions may indicate a stock's future returns.

      Financing Decisions. A company must routinely decide whether to maintain or change its dividend policy, buy its own stock in the open market or issue new securities. From time to time the company may decide that its stock is undervalued, providing an opportunity to buy back the stock in the open market. By contrast, a company's decision to sell securities may indicate that the company believes that its stock has reached a near-term high, a possible sell signal.

      Focus List Portfolio


      Bear Stearns publishes the Focus List, which is a list of stocks selected by the Bear Stearns Focus List Committee. The Committee monitors the Focus List daily, and candidates are considered based on one or more of the following criteria: market outlook, perception of the stock's sector, and the stock's current valuation relative to the market and its industry. Domestic and international stocks and ADRs rated Buy (1) or Attractive (2) are eligible for inclusion on the Focus List.


      Generally, the Adviser will purchase a security that has been added to the Focus List and will sell a security when the security has been removed from the Focus List. The Adviser determines how much of the Focus List Portfolio's assets to allocate to each Focus List stock. The Adviser may make changes in the allocation as investment and economic conditions change. Depending upon market conditions and to the extent the Focus List Portfolio needs to hold cash balances to satisfy shareholder redemption requests, the Adviser may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Adviser will not have access to the Focus List before Bear Stearns publishes it.


      The Focus List Committee automatically removes from the Focus List stocks that an analyst has downgraded below Attractive. However, the Focus List Committee may delete stocks for other reasons. For example, it may delete a stock when the stock has achieved its target price range, a catalyst fails to materialize or have its expected effect, or new, more attractive opportunities arise.


      The Focus List may include stocks of issuers for which Bear Stearns or an affiliate performs banking services for which it receives fees, as well as stocks in which Bear Stearns or an affiliate makes a market and may have a long or short position. When Bear Stearns or an affiliate participates in a distribution of stock, the Adviser may be prohibited from purchasing that stock for the Focus List Portfolio. The activities of Bear Stearns or an affiliate may limit the Focus List Committee's ability to include stocks on the Focus List or the Focus List Portfolio's flexibility in purchasing and selling such stocks. The Focus List is available to other clients of Bear Stearns and its affiliates, including the Adviser.

Investments and Techniques


      This table summarizes some of the principal investments and techniques, described below, that each Portfolio may use to achieve its investment objectives.

                                                                                                      International
                           STARS      Insiders     Large Cap     Small Cap   Focus List    Balanced      Equity
                         Portfolio   Select Fund   Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
    ================================================================================================================
    ADRs                     *                         *             *            *            *            *
    ----------------------------------------------------------------------------------------------------------------
    Asset-backed
    securities                                                                                 *
    ----------------------------------------------------------------------------------------------------------------
    Convertible
    securities               *            *            *             *                         *            *
    ----------------------------------------------------------------------------------------------------------------
    Debt securities                                                                            *
    ----------------------------------------------------------------------------------------------------------------
    Equity securities        *            *            *             *            *            *            *
    ----------------------------------------------------------------------------------------------------------------
    Mortgage-related
    securities                                                                                 *
    ----------------------------------------------------------------------------------------------------------------
    Real estate
    investment
    trusts ("REITs")                                                                           *
    ----------------------------------------------------------------------------------------------------------------
    Short sales              *
    ----------------------------------------------------------------------------------------------------------------


      o ADRs are receipts for the foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

      o Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.


      o Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by (1) higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) less price fluctuation than the underlying stock since they have fixed income characteristics, and
            (3) potential for capital appreciation if the market price of the underlying stock increases.


      o Debt securities, including bills, bonds, and notes, represent money borrowed that must be repaid, usually having a fixed amount, a specific maturity date or dates, and a specific rate of interest (or formula for determining the interest rate) or an original purchase discount.

      o Equity securities include foreign and domestic common or preferred stocks, rights and warrants.


      o Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.


      o REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT may increase or decrease based on changes in the value of the underlying properties or mortgage loans.


      o Short sales. In a short sale, a Portfolio sells a security it does not own anticipating that the price will decline. To complete a short sale, the Portfolio must borrow the security to make delivery and must then replace the security borrowed by buying it at the prevailing market price, which may be higher or lower than the price at which the Portfolio sold the security short. Short sales involve leverage, which may exaggerate a gain or loss.


Other Investment Strategies

      Each Portfolio may invest defensively or hedge investments to protect against a market downturn.


            o Temporary Defensive Measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.


                  For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.

                  For temporary defensive purposes, the International Equity Portfolio may hold foreign currencies or multinational currency units.


            o Portfolio Turnover. The Adviser may trade actively to achieve a Portfolio's goals. Emerging country markets are especially volatile and may result in more frequent trading. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Portfolio's costs, lessening its performance over time.


      The Statement of Additional Information ("SAI") describes each Portfolio's investment strategies in more detail.


RISK FACTORS

      As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

      The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

      Each Portfolio is subject to the following principal risks, except as noted.

General risks

      o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security, a particular sector, or the entire economy.

      o Manager risk is the risk that the portfolio managers' investment strategy may not produce the intended results. Manager risk also involves the possibility that the portfolio managers fail to execute an investment strategy effectively.

      o Year 2000 risk. Like all mutual funds, a Portfolio could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. Each Portfolio's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Portfolios. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Portfolio. The risk of computer failure may be greater with respect to investments in foreign countries, which may lack the expertise or resources to adequately address the issue.

Risks of equity securities

      o Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders, and bondholders have preference to the company's assets in the event of bankruptcy.

Risks of hedging or leverage transactions

      o Correlation risk. Futures and options contracts can be used in an effort to hedge against risk. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Portfolio. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

      o Leverage risk is the risk associated with those techniques in which a relatively small amount of money invested --through borrowing or futures trading, for example -- puts a much larger amount of money at risk. Selling short securities or using derivatives for hedging may involve leverage. If a portfolio manager does not execute the strategy properly, or the market does not move as anticipated, losses may substantially exceed the amount of the original investment. A Portfolio's use of derivatives for asset substitution may also involve leverage.

      o Derivatives risk is the risk that the derivatives that a Portfolio invests in do not achieve the intended result. If a hedge works properly, the gains produced will offset losses on the securities hedged. Hedging also may reduce gains because a Portfolio may forgo "upside"potential.

Risks of foreign securities

      o Foreign issuer risk. Compared to U.S. and Canadian companies, less information is generally available to the public about foreign companies. Foreign stock exchanges, brokers, and listed companies may be subject to less regulation and supervision by foreign governments or other agencies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers.

            In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in emerging countries, more volatile than U.S. investments.


      o Currency risk (International Equity Portfolio only). Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. On January 1, 1999, participating nations in the European Economic and Monetary Union introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of the International Equity Portfolio's securities.

      o Emerging markets risk (International Equity Portfolio only). Emerging country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain emerging countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of emerging country securities may cease or may be severely limited or where an emerging country governmental or corporate issuer defaults on its obligations.

            The governments of certain emerging countries impose restrictions or controls that may limit or preclude the International Equity Portfolio's investment in certain securities. The International Equity Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An emerging country government may impose temporary restrictions on capital flows.

Risks of debt securities (Balanced Portfolio only)


      o Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

      o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

      o Reinvestment risk is the risk that when interest rates are declining, a Portfolio will have to reinvest interest income or prepayments on a security at lower interest rates. In a declining interest rate environment, lower reinvestment rates and price gains resulting from lower interest rates will offset each other to some extent.


      o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch IBCA, Inc. or Moody's.

      o Below investment-grade securities ("junk bonds") may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than higher-rated securities. The market for these securities has relatively few participants, mostly institutional investors, and low trading volume. A Portfolio may have difficulty selling particular high yield securities at a fair price and obtaining accurate valuations in order to calculate its net asset value.


Risks of mortgage-related securities (Balanced Portfolio only)

      o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Portfolio may have to reinvest the proceeds from prepayments at lower interest rates.

Risks of real estate securities (Balanced Portfolio only)

      o Real estate risk is the risk that the value of a security will fluctuate because of changes in, among other things, property values, rental property vacancies, overbuilding, changes in local laws, increased property taxes and operating expenses

      o Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from federal securities laws registration requirements.


Particular risks of the S&PSTARS Portfolio only

      o S&P STARS rankings represent the subjective determination of S&P analysts. Past performance of securities included in S&P STARS does not necessarily predict the S&P STARS Portfolio's future performance.


MANAGEMENT OF THE PORTFOLIOS

Investment Adviser


      BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at June 30, 1999 of over $12.2 billion.




      The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.

      For the fiscal year ended March 31, 1999, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers, as shown in the following table.


      S&P STARS Portfolio                           0.48%
      --------------------------------------------------------------------------
      Insiders Select Fund                          0.57%
      --------------------------------------------------------------------------
      Large Cap Portfolio                           0.00%
      --------------------------------------------------------------------------
      Small Cap Portfolio                           0.10%
      --------------------------------------------------------------------------
      Focus List Portfolio                          0.00%
      --------------------------------------------------------------------------
      Balanced Portfolio                            0.00%
      --------------------------------------------------------------------------
      International Equity Portfolio                0.00%
      --------------------------------------------------------------------------


Portfolio Management Team

      The Adviser uses a team approach to manage each Portfolio. The members of each team together are primarily responsible for the day-to-day management of each Portfolio's investments. No single individual is responsible for managing a Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.


Investment Sub-Adviser -- International Equity Portfolio

      Marvin & Palmer Associates, Inc. (the "Sub-Adviser") serves as the investment sub-adviser to the International Equity Portfolio, pursuant to an agreement with the Adviser and subject to the overall supervision of the Adviser. The Sub-Adviser, a registered investment adviser, was founded in 1986 and specializes in global, non-U.S., emerging market and U.S. equity portfolio management for institutional accounts. As of June 30, 1999, the Sub-Adviser managed approximately $8.7 billion in assets. The Sub-Adviser is located at 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801.


HOW THE PORTFOLIOS VALUE THEIR SHARES

      The net asset value (NAV), multiplied by the number of Portfolio shares you own, gives you the value of your investment.


            Each Portfolio calculates its share price, called its net asset value ("NAV"), each business day as of the close of the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.


            Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

            The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The NAV for each Class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

                  NAV =  Total Assets Less Liabilities
                         -----------------------------
                         Number of Shares Outstanding

            You can request each Portfolio's current NAV by calling 1-800-447-1139.

INVESTING IN THE PORTFOLIOS

      This section provides information to assist you in buying and selling shares of the Portfolios. Please read the entire Prospectus carefully before buying Class Y shares of a Portfolio.

How to Buy Shares

      The minimum initial investment is $3,000,000; there is no minimum for subsequent investments. You may buy Class Y shares of a Portfolio through your account representative at a broker-dealer with whom the Distributor has entered into a sales agreement (an "Authorized Dealer") or the Transfer Agent by wire only.

      To buy Class Y shares of a Portfolio by Federal Reserve wire, call the Transfer Agent at 1-800-447-1139 or call your account representative.

      If you do not wire Federal Funds, you must have the wire converted into Federal Funds, which usually takes one business day after receipt of a bank wire. The Transfer Agent will not process your investment until it receives Federal Funds.

      The following procedure will help assure prompt receipt of your Federal Funds wire:

            A. Call the Transfer Agent at 1-800-447-1139 and provide the following information:

                           Your name
                           Address
                           Telephone number
                           Taxpayer ID number
                           The amount being wired
                           The identity of the bank wiring funds

                  The Transfer Agent will then provide you with a Portfolio account number. (If you already have an account, you must also notify the Portfolio before wiring funds.)

            B. Instruct your bank to wire the specified amount to the Portfolio as follows:

                           PNC Bank, N.A.
                           ABA #031000053
                           Credit Account Number: #85-5102-0143
                           From: [your name]
                           Account Number: [your Portfolio account number] For Purchase of ______________________ Portfolio
                           Amount: [amount to be invested]

      You may open an account when placing an initial order by telephone, provided you then submit an Account Information Form by mail. The Transfer Agent will not process your investment until it receives a fully completed and signed Account Information Form.

      The Trust and the Transfer Agent each reserve the right to reject any purchase order for any reason.

How To Sell Shares

      o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent.

      o When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

      o The Trust will send you payment proceeds generally within seven days after it receives your redemption request.

Redemption Procedures

Redemption Through the Distributor or Authorized Dealers

      Method of Redemption                  Instructions

      [GRAPHIC] In person               o  Visit your account representative.
                                        o  Specify the name of the Portfolio,
                                           Class of shares and the number or
                                           dollar amount of shares that you
                                           wish to sell.

      [GRAPHIC] By telephone            o  Call your account representative.
                                        o  Specify the name of the Portfolio,
                                           Class of shares and the number or
                                           dollar amount of shares that you
                                           wish to sell.

      [GRAPHIC] By mail                 o  Mail your redemption request to your
                                           account representative.
                                        o  Specify the name of the Portfolio,
                                           and the dollar amount of shares that
                                           you wish to sell.


      [GRAPHIC] By wire                 o  Submit wiring instructions to your
                                           account representative.
                                        o  Specify the name of the Portfolio,
                                           Class of shares and the number or
                                           dollar amount of shares that you
                                           wish to sell.


Redemption Through the Transfer Agent

      [GRAPHIC] By mail                 o  Mail your purchase request to:
                                           PFPC Inc.
                                           Attention: The Bear Stearns Funds
                                           [name of Portfolio]
                                           P.O. Box 8960
                                           Wilmington, Delaware 19899-8960


      [GRAPHIC] By telephone            o  Call the Transfer Agent at
                                           1-800-447-1139.
                                        o  Specify the name of the Portfolio,
                                           class of shares and the number or
                                           dollar amount of shares that you
                                           wish to sell.


Additional Information About Redemptions

      o Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

      o Signature guarantees. If your redemption proceeds exceed $50,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Call the Transfer Agent at 1-800-447-1139 for information about obtaining a Medallion Program signature guarantee.


      o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

      o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

      o Automatic redemption; redemption in kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. The Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

      o Suspension of the Right of Redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:

            o     during non-routine closings of the NYSE;

            o when the Securities and Exchange Commission ("SEC") determines that (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Portfolio's securities.

            o when the SEC orders a suspension to protect the Portfolio's shareholders.


Exchanges

      You may exchange Class Y shares of one Portfolio for class Y shares of another Portfolio described in this Prospectus, class Y shares of another Portfolio of the Trust, or shares of the Money Market Portfolio of The RBB Fund, Inc. (You may obtain more information about other Portfolios of the Trust by calling the Transfer Agent at 1-800-447-1139.)

      The Trust does not currently charge a fee for exchanges, although it may change this policy in the future.

      Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

      Exchange policies. When exchanging your shares, please keep in mind:

            o An exchange of shares may create tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

            o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

            o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

            o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

            o The Trust may reject your exchange request. The Trust may modify or terminate the exchange option at any time.


DIVIDENDS, DISTRIBUTIONS AND TAXES

            If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

      The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.


      Ordinarily, each Portfolio, other than the Balanced Portfolio, declares and pays dividends from its net investment income annually. The Balanced Portfolio declares and pays dividends quarterly. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.


      You can receive dividends or distributions in one of the following ways:


            o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.


            o Cash. The Trust will send you a check no later than seven days after the payable date.

            o Partial reinvestment. The Trust will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.


            o Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may not use this service to establish a new account.

            o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.


      You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account executive or the Transfer Agent at 1-800-447-1139


Taxes

      Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

            o Ordinary dividends from a Portfolio are taxable as ordinary income; dividends from a Portfolio's long-term capital gains are taxable as capital gain.

            o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

            o Dividends from the Portfolios that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Portfolio.

            o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

            o The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

            o When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

            o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

            o You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

ADDITIONAL INFORMATION

Performance

      Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

      The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address.

Financial Highlights -- S&P STARS Portfolio

      The financial highlights table is intended to help you understand the financial performance of the S&P STARS Portfolio since its inception. This information reflects financial results for a single share of the S&P STARS Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the S&P STARS Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the S&P STARS Portfolio's financial statements, are included in the S&P STARS Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

      Class Y shares of the Focus List Portfolio and the International Equity Portfolio have not yet commenced operations.

                                                                                                      Distributions
                                               Net Asset       Net       Net Realized      Dividends    From Net
                                                Value,     Investment   and Unrealized     from Net     Realized   Net Asset
                                               Beginning     Income/    Gain/(Loss) on    Investment     Capital  Value, End
                                               Of Period    (Loss)**(1) Investments**(2)    Income        Gains    Of Period
   =========================================================================================================================
   Class Y
      For the fiscal year ended March 31, 1999   $20.11     $(0.05)         $5.54            --          $(0.92)    $24.68
   -------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1998    16.23      (0.05)          6.74            --           (2.81)     20.11
   -------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1997    14.97      (0.02)          2.66            --           (1.38)     16.23
   -------------------------------------------------------------------------------------------------------------------------
      For the period August 7, 1995*
      through March 31, 1996                      14.13       0.07           1.20           (0.03)        (0.40)     14.97
   -------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- S&P STARS Portfolio

                                                                      Increase/(Decrease)
                                                     Ratio of            Reflected in
                    Net Assets,     Ratio of      Net Investment    Expense Ratios and Net
        Total         End of       Expenses to     Income/(Loss)   Investment Income/(Loss)
     Investment       Period       Average Net      To Average        Due to Waivers and      Portfolio
       Return(3)  (000's omitted)    Assets(1)      Net Assets(1)       Reimbursements      Turnover Rate
   =======================================================================================================
   Class Y
         28.02%      $52,483           1.00%         (0.23)%               0.27%                76.17%
   -------------------------------------------------------------------------------------------------------
         44.22        35,652           1.00(7)       (0.32)(6)             0.38                172.78(7)
   -------------------------------------------------------------------------------------------------------
         17.48        14,763           1.00(7)       (0.10)(6)             0.70                220.00(7)
   -------------------------------------------------------------------------------------------------------
          9.09(4)      8,779           1.00(5)(7)    (0.82)(4)(5)(6)       0.99(4)(5)          295.97(7)
   -------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.
6 Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
7 Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

Financial Highlights -- Insiders Select Fund


      The financial highlights table is intended to help you understand the financial performance of The Insiders Select Fund since its inception. This information reflects financial results for a single share of The Insiders Select Fund. The total returns in the table represent the rate that an investor would have gained on an investment in The Insiders Select Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with The Insiders Select Fund 's financial statements, are included in The Insiders Select Fund's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                                      Distributions
                                               Net Asset                 Net Realized      Dividends    from Net
                                                Value,         Net      and Unrealized     from Net     Realized   Net Asset
                                               Beginning   Investment       Gain on       Investment     Capital  Value, End
                                               Of Period    Income**(1) Investments**(2)    Income        Gains    Of Period
   =========================================================================================================================
   Class Y
      For the fiscal year ended March 31, 1999   $18.09       --            $0.09            --          $(0.85)    $17.33
   -------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1998    14.66      $0.07           6.36            --           (3.00)     18.09
   -------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1997    14.02       0.08           2.49          $(0.02)        (1.91)     14.66
   -------------------------------------------------------------------------------------------------------------------------
      For the period June 20, 1995*
      through March 31, 1996                      12.12       0.07           1.87           (0.04)         --        14.02
   -------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Insiders Select Fund


                                                                      Increase/(Decrease)
                                                     Ratio of            Reflected in
                    Net Assets,     Ratio of      Net Investment    Expense Ratios and Net
        Total         End of       Expenses to     Income/(Loss)   Investment Income/(Loss)
     Investment       Period       Average Net      To Average        Due to Waivers and      Portfolio
       Return(3)  (000's omitted)    Assets(1)      Net Assets(1)       Reimbursements      Turnover Rate
   ======================================================================================================
   Class Y
          0.85%         $914           1.15%          0.02%                0.81%                99.71%
   ------------------------------------------------------------------------------------------------------
         46.48         1,265           1.15           0.55                 1.07                115.64
   ------------------------------------------------------------------------------------------------------
         18.81         1,557           1.15           0.60                 1.81                128.42
   ------------------------------------------------------------------------------------------------------
         15.98(4)      1,293           1.15(5)        0.97(4)(5)           2.04(4)(5)           93.54
   ------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.

Financial Highlights -- Large Cap Portfolio

      The financial highlights table is intended to help you understand the financial performance of the Large Cap Portfolio since its inception. This information reflects financial results for a single share of the Large Cap Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Large Cap Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Large Cap Portfolio's financial statements, are included in the Large Cap Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                                      Distributions
                                               Net Asset                 Net Realized      Dividends    From Net
                                                Value,         Net      And Unrealized     From Net     Realized   Net Asset
                                               Beginning   Investment       Gain On       Investment     Capital  Value, End
                                               Of Period    Income**(1) Investments**(2)    Income        Gains    Of Period
   =========================================================================================================================
   Class Y
      For the fiscal year ended March 31, 1999   $20.84      $0.17          $0.65          $(0.20)       $(1.68)    $19.78
   -------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1998    17.18       0.26           7.05           (0.13)        (3.52)     20.84
   -------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1997    15.12       0.23           2.17          $(0.16)        (0.18)     17.18
   -------------------------------------------------------------------------------------------------------------------------
      For the period September 11, 1995*
      through March 31, 1996                      13.98       0.07           1.16           (0.08)        (0.01)     15.12
   -------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Large Cap Portfolio

                                                                      Increase/(Decrease)
                                                     Ratio of            Reflected in
                    Net Assets,     Ratio of      Net Investment    Expense Ratios and Net
        Total         End of       Expenses to        Income          Investment Income
     Investment       Period       Average Net      To Average        Due to Waivers and      Portfolio
      Return(3)   (000's omitted)    Assets(1)      Net Assets(1)       Reimbursements      Turnover Rate
   ======================================================================================================
   Class Y
          4.29%       $4,741           1.00%          1.08%                1.46%                38.27%
   ------------------------------------------------------------------------------------------------------
         45.27         7,263           1.00           0.83                 1.76                 61.75
   ------------------------------------------------------------------------------------------------------
         16.04         6,109           1.00           1.00                 1.50                136.67
   ------------------------------------------------------------------------------------------------------
          8.75(4)      3,413           1.00(5)        0.76(4)(5)           4.41(4)(5)           45.28
   ------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.

Financial Highlights -- Small Cap Portfolio

      The financial highlights table is intended to help you understand the financial performance of the Small Cap Portfolio since its inception. This information reflects financial results for a single share of the Small Cap Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Small Cap Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Small Cap Portfolio's financial statements, are included in the Small Cap Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                                Distributions
                                                  Net Asset                    Net Realized       From Net
                                                   Value,          Net        and Unrealized      Realized      Net Asset
                                                  Beginning    Investment     Gain/(Loss) on       Capital     Value, End
                                                  Of Period     (Loss)**1     Investments**2        Gains       Of Period
   ======================================================================================================================
   Class Y
      For the fiscal year ended March 31, 1999    $23.65        $(0.02)          $(4.66)           $(0.94)       $18.03
   ----------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1998     17.47         (0.04)            8.06             (1.84)        23.65
   ----------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1997     15.85         (0.05)            1.97            $(0.30)        17.47
   ----------------------------------------------------------------------------------------------------------------------
      For the period June 22, 1995*
      through March 31, 1996                       13.09          --               3.05             (0.29)        15.85
   ----------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Small Cap Portfolio

                                                                      Increase/(Decrease)
                                                     Ratio of            Reflected in
                    Net Assets,     Ratio of      Net Investment    Expense Ratios and Net
        Total         End of       Expenses to     Income/(Loss)   Investment Income/(Loss)
     Investment       Period       Average Net      To Average        Due to Waivers and      Portfolio
      Return(3)  (000's omitted)    Assets(1)       Net Assets(1)       Reimbursements      Turnover Rate
   ======================================================================================================
   Class Y
        (19.84)%     $24,087           1.00%         (0.10)%               0.65%                84.12%
   ------------------------------------------------------------------------------------------------------
         47.54        31,141           1.00          (0.21)                0.77                 90.39
   ------------------------------------------------------------------------------------------------------
         12.19        16,724           1.00          (0.31)(4)(5)          1.00                 56.88
   ------------------------------------------------------------------------------------------------------
         23.52(4)      8,989           1.00(5)        --                   2.45(4)(5)           40.79
   ------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4 The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
5     Annualized.

Financial Highlights -- Balanced Portfolio

      The financial highlights table is intended to help you understand the financial performance of the Balanced Portfolio since its inception. This information reflects financial results for a single share of the Balanced Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the Balanced Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Balanced Portfolio's financial statements, are included in the Balanced Portfolio's annual report, which is available by calling the Trust at 1-800-766-4111.

                                                                                                      Distributions
                                               Net Asset                 Net Realized      Dividends    from Net
                                                Value,         Net      and Unrealized     From Net     Realized   Net Asset
                                               Beginning   Investment       Gain on       Investment     Capital  Value, End
                                               Of Period    Income**(1) Investments**(2)    Income        Gains    Of Period
   -------------------------------------------------------------------------------------------------------------------------
   Class Y
      For the fiscal year ended March 31, 1999   $12.95      $0.37          $0.21          $(0.36)       $(0.01)   $13.16
   -------------------------------------------------------------------------------------------------------------------------
      For the period December 29, 1997*
      through March 31, 1998                      12.05       0.06           0.88           (0.04)         --       12.95
   -------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
1     Reflects waivers and reimbursements.
2 The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

Financial Highlights -- Balanced Portfolio

                                                                      Increase/(Decrease)
                                                     Ratio of            Reflected in
                    Net Assets,     Ratio of      Net Investment    Expense Ratios and Net
        Total         End of       Expenses to        Income           Investment Income
     Investment       Period       Average Net      To Average        Due to Waivers and      Portfolio
      Return(3)   (000's omitted)   Assets(1)      Net Assets(1)       Reimbursements      Turnover Rate
   ------------------------------------------------------------------------------------------------------
         4.59%       $10,403           0.70%          3.15%                2.08%                45.98%
   ------------------------------------------------------------------------------------------------------
         7.804         5,685           0.70(4)        2.98(4)              3.12(4)              12.72
   ------------------------------------------------------------------------------------------------------

3 Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
4     Annualized.

The
Bear Stearns
Funds

575 Lexington Avenue                   o S&P STARS Portfolio
New York, NY 10022                     o The Insiders Select Fund
1-800-766-4111                         o Large Cap Value Portfolio
                                       o Small Cap Value Portfolio
                                       o Focus List Portfolio
                                       o Balanced Portfolio
                                       o International Equity Portfolio


DISTRIBUTOR

Bear, Stearns & Co. Inc.
545 Park Avenue
New York, NY 10167


INVESTMENT ADVISER

Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022


SUB-INVESTMENT ADVISER
(INTERNATIONAL EQUITY PORTFOLIO)

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, DE 19801


ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

TRANSFER & DIVIDEND
DISBURSEMENT AGENT

PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

COUNSEL

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

      Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

      Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

            o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                    PFPC Inc.
                    Attention: The Bear Stearns Funds
                    P.O. Box 8960
                    Wilmington, Delaware 19899-8960
                    Telephone: 1-800-447-1139 or 1-800-766-4111

            o     You may obtain copies of the SAI or financial reports

                  o for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares;

                  o for a fee by writing the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009;

                  o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

            o You may review and copy information about the Portfolios (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 to obtain information about this service.

      You may also obtain a copy of a Portfolio's prospectus from the Bear Stearns Worldwide Web site at

      http://www.bearstearns.com.

      Investment Company Act File No. 811-8798

                            THE BEAR STEARNS FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION


     Prime Money Market Portfolio            Large Cap Value Portfolio
     Income Portfolio                        Small Cap Value Portfolio
     High Yield Total Return Portfolio       Focus List Portfolio
     Emerging Markets Debt Portfolio         Balanced Portfolio
     S&P STARS Portfolio                     International Equity Portfolio
     The Insiders Select Fund


                 CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                                 July 29, 1999

          This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated July 29, 1999 of The Bear Stearns Funds (the "Trust"), as each may be revised from time to time, offering shares of the portfolios listed above (each, a "Portfolio"). To obtain a free copy of such Prospectus, please write to the Trust at PFPC Inc. ("PFPC"), Attention:
[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960; call the Trust at 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

          Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Marvin & Palmer Associates, Inc. (the "Sub-Adviser") has been engaged to provide investment advisory services, including portfolio management, to the International Equity Portfolio subject to the supervision of BSAM. BSAM and the Sub-Adviser are collectively referred to herein as the "Advisers."

          Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolios.

          Bear Stearns, an affiliate of BSAM, serves as distributor of each Portfolio's shares.

                               TABLE OF CONTENTS

                                                                                       Page
Investment and Management Policies....................................................    1
Management of the Trust...............................................................   50
Management Arrangements...............................................................   52
Purchase and Redemption of Shares.....................................................   61
Determination of Net Asset Value......................................................   66
Taxes.................................................................................   68
Dividends -- Money Market Portfolio...................................................   76
Portfolio Transactions................................................................   76
Performance Information...............................................................   81
Code of Ethics........................................................................   83
Information About the Trust...........................................................   84
Custodians, Transfer and Dividend Disbursing Agent, Counsel and Independent Auditors..   93
Financial Statements..................................................................   95
Appendix..............................................................................  A-1

          Each of the Portfolios described in this SAI, other than the Prime Money Market Portfolio (the "Money Market Portfolio"), currently offers Class A, Class B, Class C and Class Y Shares. The Money Market Portfolio currently offers only Class Y Shares. The Portfolios, other than the Money Market Portfolio, may be categorized as follows:

          Fixed Income Portfolios
          ------------------------

               Income Portfolio
               High Yield Total Return Portfolio ("High Yield Portfolio")

               Emerging Markets Debt Portfolio ("EMD Portfolio")

          Equity Portfolios:
          -------------------

               S&P STARS Portfolio

               The Insiders Select Fund

               Large Cap Value Portfolio ("Large Cap Portfolio")
               Small Cap Value Portfolio ("Small Cap Portfolio")
               Focus List Portfolio
               Balanced Portfolio
               International Equity Portfolio

          The investment objectives and principal investment policies of each Portfolio are described in the Prospectus. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). A Portfolio's investment objective may not be achieved. The following Portfolios are non-diversified: the S&P STARS Portfolio, the Insiders Select Fund, the Focus List Portfolio and the EMD Portfolio. The other Portfolios are diversified. See "Investment and Management Policies -- Management Policies -- Non-Diversified Status."

                      INVESTMENT AND MANAGEMENT POLICIES

          The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Risk/Return Summary," "Investments" and "Risk Factors."

Portfolio Securities

          Instruments in which the Portfolios can invest.  The following tables
          ----------------------------------------------
show some of the securities and investment techniques that the Portfolios may use in achieving their investment objectives. Unless otherwise stated, the indicated percentage relates to a Portfolio's total assets that may be committed to the stated investment. Where the tables provide no information relating to a Portfolio's ability to invest in a particular instrument, this indicates that the Portfolio may not enter into that type of transaction, except as may be described elsewhere in the Prospectus or this SAI.

--------------------------------------------------------------------------------------------------------------------
                        Asset
                        Backed                        Convertible       Custodial         Debt           Equity
                      Securities      Borrowing       Securities        Receipts       Securities      Securities
--------------------------------------------------------------------------------------------------------------------
Money Market          Permitted        33 1/3%                                         Permitted
--------------------------------------------------------------------------------------------------------------------
Income                Permitted        15%             No limit                        At least        35%
                                                                                       65%**
--------------------------------------------------------------------------------------------------------------------
High Yield            5%               33 1/3%         10%               Permitted     At least        20%
                                                                                       80%**
--------------------------------------------------------------------------------------------------------------------
EMD                   Permitted        10%             10%                             At least        Permitted
                                                                                       70%**
--------------------------------------------------------------------------------------------------------------------
S&P STARS                              33 1/3%         Permitted                       Permitted       At least 85%
--------------------------------------------------------------------------------------------------------------------
Insiders Select                        33 1/3%         Permitted*                      Permitted       At least 85%
 Fund
--------------------------------------------------------------------------------------------------------------------
Large Cap                              33 1/3%         Permitted*                      Permitted       At least 85%
--------------------------------------------------------------------------------------------------------------------
Small Cap                              33 1/3%         Permitted*                      Permitted       At least 85%
--------------------------------------------------------------------------------------------------------------------
Focus List                             33 1/3%                                         Permitted       At least 90%
--------------------------------------------------------------------------------------------------------------------
Balanced              10%              33 1/3%         20%*              5%            Min. 40%,       Min. 40%,
                                                                                       max. 60%        max. 60%
--------------------------------------------------------------------------------------------------------------------

International         Permitted        33 1/3%         Permitted*        5% of net     Up to           At least
Equity                                                                   assets        35%**           65%
--------------------------------------------------------------------------------------------------------------------

* These Portfolios may invest in convertible debt securities that are rated no lower than "BBB" by Standard & Poor's ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated by these rating organizations, determined to be of comparable quality by the Advisers.

**   Including Brady bonds.

------------------------------------------------------------------------------------------------------------------------
                     Floating                                             Futures and                       Lending
                       Rate           Foreign              Forward         related          Illiquid       Portfolio
                     Securities      Securities           Contracts        Options*        Securities      Securities
------------------------------------------------------------------------------------------------------------------------
Money Market      Permitted         Permitted                                             10%
------------------------------------------------------------------------------------------------------------------------
Income            Permitted         Permitted          Permitted           Permitted      15% of net          33 1/3%
                                                                                          assets
------------------------------------------------------------------------------------------------------------------------
High Yield        Permitted         25%                5%                  Permitted      15% of net          30%
                                                                                          assets
------------------------------------------------------------------------------------------------------------------------
EMD               Permitted         No limit           Permitted           Permitted      15% of net          33 1/3%
                                                                                          assets
------------------------------------------------------------------------------------------------------------------------
S&P STARS         Permitted         Permitted          Permitted           Permitted      15% of net          33 1/3%
                                                                                          assets
------------------------------------------------------------------------------------------------------------------------
Insiders Select   Permitted         Permitted          Permitted           Permitted      15% of net          33 1/3%
Fund                                                                                      assets
------------------------------------------------------------------------------------------------------------------------
Large Cap         Permitted         10%                Permitted           Permitted      15% of net          33 1/3%
                                                                                          assets
------------------------------------------------------------------------------------------------------------------------
Small Cap         Permitted         10%                Permitted           Permitted      15% of net          33 1/3%
                                                                                          assets
------------------------------------------------------------------------------------------------------------------------
Focus List        Permitted         Permitted          Permitted           10%            15%                 33-1/3%
------------------------------------------------------------------------------------------------------------------------
Balanced          Permitted         5%                 Permitted           Permitted      15%                 33 1/3%
------------------------------------------------------------------------------------------------------------------------
International     Permitted         At least 65%       Permitted           Permitted      15% of net          33 1/3%
Equity                                                                                    assets
------------------------------------------------------------------------------------------------------------------------

* Each Portfolio may, but is not required to, use derivatives to reduce risk and enhance return, including futures contracts on securities and indices and related options, and options on securities and financial indices.

---------------------------------------------------------------------------------------------------------------------------------
                                                                              Purchasing
                           Money            Mortgage                           Covered
                           Market           Related         Municipal          Puts and      Repurchase
                         Instruments       Securities       Obligations         Calls**      Agreements        Short Sales
---------------------------------------------------------------------------------------------------------------------------------
Money Market             Permitted*        Permitted                                           Permitted
---------------------------------------------------------------------------------------------------------------------------------
Income                   Permitted         Permitted #           25%            5%             Permitted      25% of net
                                                                                                              assets, 5%
                                                                                                              in any one
                                                                                                               issuer
---------------------------------------------------------------------------------------------------------------------------------
High Yield               Permitted         20%                   5%             5%             Permitted      25% of net
                                                                                                              assets, 5%
                                                                                                              in any one
                                                                                                              issuer
---------------------------------------------------------------------------------------------------------------------------------
EMD                      Permitted         Permitted                            5%             Permitted
---------------------------------------------------------------------------------------------------------------------------------
S&P STARS                15%                                                    5%             Permitted      5% of net
                                                                                                              assets
---------------------------------------------------------------------------------------------------------------------------------
Insiders Select Fund     Permitted                                              5%             Permitted      33 1/3%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap                15%                                                    5%             Permitted      25% of net
                                                                                                              assets, 5%
                                                                                                              in any one
                                                                                                              issuer
---------------------------------------------------------------------------------------------------------------------------------
Small Cap                15%                                                    5%             Permitted      25% of net
                                                                                                              assets, 5%
                                                                                                              in any one
                                                                                                               issuer
---------------------------------------------------------------------------------------------------------------------------------
Focus List               10%                                                    10%            Permitted
---------------------------------------------------------------------------------------------------------------------------------
Balanced                 20%               25%                   5% of net      5%             20%
                                                                 assets
---------------------------------------------------------------------------------------------------------------------------------
International            35%               Permitted                            5%             Permitted
Equity
---------------------------------------------------------------------------------------------------------------------------------

# Including interest-only and principal-only stripped mortgage related securities.

*    May invest more than 25% of its total assets in bank obligations.

** Each Portfolio may, but is not required to, use derivatives to reduce risk and enhance return, including futures contracts on securities and indices and related options, and options on securities and financial indices.

----------------------------------------------------------------------------------------------------------------------
                                                                           Warrants
                      Short Sales      Structured or                       and Stock            When-Issued and
                      against the        Indexed                           Purchase                 Forward
                          Box           Securities        Swaps            Rights                 Commitments
----------------------------------------------------------------------------------------------------------------------
Money Market                                                                                          25%
----------------------------------------------------------------------------------------------------------------------
Income                15% of net        Permitted         Permitted                                   33 1/3%
                      assets
----------------------------------------------------------------------------------------------------------------------
High Yield            25% of net        Permitted         5% of net                                   33 1/3%
                      assets                              assets
----------------------------------------------------------------------------------------------------------------------
EMD                   Can make          Permitted         Permitted         Permitted                 up to 5% in when
                                                                                                      as and if issue
                                                                                                      securities
----------------------------------------------------------------------------------------------------------------------
S&P STARS             15% of net        Permitted                           5% of net                 33 1/3%
                      assets                                                assets
----------------------------------------------------------------------------------------------------------------------
Insiders Select       Can make          Permitted                           5% of net                 33 1/3%
Fund                                                                        assets
----------------------------------------------------------------------------------------------------------------------
Large Cap             15% of net        Permitted         Permitted         5% of net                 33 1/3%
                      assets                                                assets
----------------------------------------------------------------------------------------------------------------------
Small Cap             15% of net        Permitted         Permitted         5% of net                 33 1/3%
                      assets                                                assets
----------------------------------------------------------------------------------------------------------------------
Focus List            Can make          Permitted                                                     33 1/3%
----------------------------------------------------------------------------------------------------------------------
Balanced              Can make          5% of net         5% of net         5% of net                 33 1/3%
                                        assets            assets            assets
                                                          (hedging and
                                                          total return)
----------------------------------------------------------------------------------------------------------------------
International         Can make          Permitted                           5% of net                 20%
 Equity                                                                     assets
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                           Writing Covered       Zero Coupon, Pay-in-Kind and
                            Puts and Calls         and Discount Securities
------------------------------------------------------------------------------
Money Market                                     Permitted
------------------------------------------------------------------------------
Income                   20% of net assets       Permitted
------------------------------------------------------------------------------
High Yield               20% of net assets       25%
------------------------------------------------------------------------------
EMD                      20% of net assets       Permitted
------------------------------------------------------------------------------
S&P STARS                20% of net assets       Permitted
------------------------------------------------------------------------------
Insiders Select Fund     20% of net assets       Permitted
------------------------------------------------------------------------------
Large Cap                20% of net assets       Permitted
------------------------------------------------------------------------------
Small Cap                20% of net assets       Permitted
------------------------------------------------------------------------------
Focus List               10%                     Permitted
------------------------------------------------------------------------------
Balanced                 20% of net assets       Permitted
------------------------------------------------------------------------------
International Equity     20% of net assets       only in zero coupon
                                                 securities
------------------------------------------------------------------------------


          High Yield and EMD Portfolios.  In addition to the instruments listed
          -----------------------------
above, these Portfolios may invest in the following:

          . Loans and participations (High Yield Portfolio -- 15%, EMD Portfolio -- 20%)

          .  Distressed securities (High Yield Portfolio -- 20%)

          .  Trade claims

          Balanced Portfolio.  In addition to the instruments listed in the
          ------------------
tables above, the Balanced Portfolio may invest in the following:


          .  Inverse floating rate notes               5% of net assets

          .  Mortgage dollar rolls                     20% of total assets

          .  Real estate investment trusts ("REITs")   10% of total assets


          Asset-Backed Securities.  Asset-backed securities represent
          -----------------------
participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

          Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Portfolio invests in asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

          Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

          Any asset-backed securities held by the Money Market Portfolio must comply with the portfolio maturity and quality requirements contained in Rule 2a-7 under the 1940 Act. The Portfolio will monitor the performance of these investments and will not acquire any such securities unless rated in the highest rating category by at least two nationally-recognized statistical rating organizations ("NRSROs").

          Bank Obligations.  Domestic commercial banks organized under federal
          ----------------
law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). State banking authorities supervise and examine domestic banks organized under state law. State banks are members of the Federal Reserve System only if they elect to join. In addition, a Portfolio may acquire state bank-issued certificates of deposit ("CDs") that are insured by the FDIC (although such insurance may not be of material benefit, depending on the principal amount of the CDs of each bank that is held) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally must, among other things, maintain specified levels of reserves, limit the amounts they loan to a single borrower and comply with other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks from those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

          In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge a certain percentage of their assets, as fixed from time to time by the appropriate regulatory authority, by depositing assets with a designated bank within the state; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and state branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

          Bank Debt.  Bank debt includes interests in loans to companies or
          ---------
their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans that provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions, including banks ("Lenders"). These investments take the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

          Participations differ both from public and private debt securities and from Assignments. In Participations, an investor has a contractual relationship only with the Lender, not with the borrower. As a result, the investor has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an investor generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the investor may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the investor assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, an investor may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the investor acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

          Participations and Assignments otherwise bear risks common to other debt securities, including nonpayment of principal and interest by the borrower, impairment of loan collateral and lack of liquidity. The market for such instruments is not liquid and only a limited number of institutional investors participate in it. The lack of a liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on an investor's ability to dispose of particular Assignments or Participations in response to a specific event, such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, an investor's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (i.e., the Lender) interposed between the investor and the borrower.

          Brady Bonds.  Debt obligations commonly known as "Brady bonds" are
          -----------
created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

          As a consequence of substantial volatility in commodity prices and a dramatic increase in interest rates in the early 1980s, many emerging market countries defaulted on syndicated bank loans made during the 1970s and early 1980s. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady bonds. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and are actively traded in the over-the-counter secondary market. As a pre-condition to issuing Brady bonds, debtor nations are generally required to agree to monetary and fiscal reform measures prescribed by the World Bank or the International Monetary Fund, including liberalization of trade and foreign investments, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs are designed to improve the debtor country's ability to service its external obligations and promote its growth and development.

          Dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations with the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are considered speculative.

          Commercial Paper and Other Short-Term Corporate Obligations.
          -----------------------------------------------------------
Commercial paper consists of unsecured promissory notes issued by banks, corporations and other borrowers. Such instruments are usually discounted, although some are interest-bearing. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Variable rate demand notes include variable amount master demand notes, which are obligations that permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of investment the borrower meets the criteria that the Trust's Board of Trustees (the "Board") has established.

          Convertible Securities.  Convertible securities include debt
          ----------------------
securities and preferred stock that are convertible at stated exchange rates into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. When the market price of the common stock underlying a convertible security exceeds the conversion price, however, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

          Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The convertible securities in which a Portfolio may invest are subject to the same rating criteria as the Portfolio's investments in non-convertible debt securities. In the case of convertible security with a call feature, the issuer may call the security at a pre-determined price. If a convertible security held by a Portfolio is called, the Portfolio may permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Convertible debt securities may be considered equity investments for purposes of a Portfolio's investment policies.

          Corporate Debt Obligations.  Corporate debt obligations include
          --------------------------
obligations of industrial, utility and financial issuers in the form of bonds, debentures, and notes. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Except under conditions of default, changes in the value of a Portfolio's fixed income securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

          Custodial Receipts.  Custodial receipts evidence ownership of future
          ------------------
interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

          Distressed Securities.  Distressed securities are issued by
          ---------------------
financially troubled or bankrupt companies ("financially troubled issuers") or companies whose securities are, in the view of the Adviser, currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income ("operationally troubled issuers").

          The securities of financially and operationally troubled issuers may require active monitoring and at times may require the Adviser to participate in bankruptcy or reorganization proceedings on behalf of a Portfolio. To the extent that the Adviser becomes involved in such proceedings, a Portfolio may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Portfolio to the litigation risks described below. However, no Portfolio invests in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

          Bankruptcy and Other Proceedings -- Litigation Risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if an investor holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

          Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Advisers will scrutinize any security interests, the security interests may be challenged vigorously and found defective in some respect, or a Portfolio may not be able to prevail against the challenge.

          Debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While a Portfolio will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, such claims may be asserted and the Portfolio may not be able to defend against them successfully.

          While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, such claims may be asserted and a Portfolio may not be able to defend against them successfully. To the extent that a Portfolio assumes an active role in any legal proceeding involving the debtor, the Portfolio may be prevented from disposing of securities issued by the debtor due to the Portfolio's possession of material, non-public information concerning the debtor.

          Emerging Market Countries.  A Portfolio may invest in the securities
          -------------------------
of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging country issuer if: (i) its securities are principally traded in an emerging country; (ii) it derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries; (iii) it maintains 50% or more of its assets in one or more emerging countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging country.

          Emerging Market Country Loans.  Dollar-denominated fixed and floating
          -----------------------------
rate loans may be arranged through private negotiations between one or more financial institutions and an obligor in an emerging market country ("Emerging Country Loans"). In connection with purchasing participations, an investor generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of setoff against the borrower, and an investor may not directly benefit from any collateral supporting the Emerging Country Loan in which it has purchased the participation. As a result, an investor will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an investor may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy. When a Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower of the Emerging Country Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

          In addition, certain Emerging Country Loans may be or may become subject to agreements to restructure the obligations. These agreements occasionally require the owners of the obligations to contribute additional capital. In such cases, an investor, as a participant, may be required to contribute its pro-rata portion of the funds demanded even though it may have insufficient assets to make such contribution. If this were to occur, a Portfolio could be forced to liquidate loan participations or sub-participations at unfavorable prices to avoid the new money obligations.

          Emerging Market Securities.  The securities markets of certain
          --------------------------
emerging market countries may be marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in early stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect a Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

          Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission (the "SEC"), and issuers of these securities usually are not subject to its reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.

          Existing laws and regulations of emerging market countries may be inconsistently applied. As legal systems in emerging market countries develop, investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. A Portfolio's ability to enforce its rights against private emerging market country issuers by attaching assets to enforce a judgment may be limited. Bankruptcy, moratorium and other similar laws applicable to private emerging market country issuers may differ substantially from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of its debt obligations, for example, is of considerable importance. In addition, the holders of commercial bank debt may contest payments to the holders of emerging market country debt securities in the event of default under commercial bank loan agreements.

          Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

          Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which a Portfolio may invest and adversely affect the value of its assets.

          The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of certain emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of certain emerging market countries are vulnerable to weakness in world prices for their commodity exports.

          A Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxes."

          Foreign Government Securities.  Investment in sovereign debt
          -----------------------------
obligations involves special risks not present in debt obligations of U.S. corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an investor may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatile sovereign debt market prices. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject. When an emerging country government defaults on its debt obligations, the investor must pursue any remedies in the courts of the defaulting party itself.

          Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due. Below-investment-grade debt securities are generally unsecured and may be subordinated to the claims of other creditors, resulting in a heightened risk of loss due to default.

          Foreign Securities.  Investing in foreign securities involves certain
          ------------------
special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Portfolio's investment in foreign securities may be affected by changes in currency rates and in exchange control regulations and costs incurred in converting among various currencies. A Portfolio may be subject to currency exposure independent of its securities positions.

          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

          Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio that invests in such securities endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

          Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Portfolio's assets are uninvested and no return is earned on such assets. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          Investment in foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, may take the form of ownership of securities issued by such entities or may take the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entitles the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on U.S. exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          In the case of sponsored ADRs, the issuer of the underlying foreign security and the depositary enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. In the case of an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs, there may be an increased possibility that the Portfolio would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

          Illiquid Securities.  Historically, illiquid securities have included
          -------------------
securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investor might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investor might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, the Advisers will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two

NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Advisers; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          The SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are deemed illiquid securities unless a Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the securities used as "cover" as liquid.

          Inverse Floating Rate Securities.  The interest rate on leveraged
          --------------------------------
inverse floating rate debt instruments ("inverse floaters") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

          Investment in Other Investment Companies.  In accordance with the 1940
          ----------------------------------------
Act, a Portfolio may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Portfolio's total assets may be invested in the securities of any one investment company.

          Money Market Instruments.  A Portfolio may invest in money market
          ------------------------
instruments, including U.S. Government obligations, U.S. Treasury bills and commercial paper that is (a) rated at the time of purchase in the highest category by a nationally recognized statistical rating organization; (b) issued by a company having an outstanding unsecured debt issue currently rated not lower than "Aa3" by Moody's or "AA" by S&P, Fitch IBCA or Duff; or (c) if unrated, of comparable quality. A Portfolio may also invest in bank obligations, including, without limitation, time deposits, bankers' acceptances and certificates of deposit, which may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive governmental regulations, which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

          Mortgage-Related Securities.  Mortgage-related securities are backed
          ---------------------------
by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments of principal (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-related securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Portfolio may purchase mortgage-related securities at a premium or at a discount.

          A Portfolio may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped, so that each class receives some interest and some principal, or they may be completely stripped. In that case, all of the interest is distributed to holders of an "interest-only" security, and all of the principal is distributed to holders of a "principal-only" security. Strips can be created for pass-through certificates or collateralized mortgage obligations ("CMOs"). The yields to maturity of interest-only and principal-only stripped mortgage-related securities are very sensitive to principal repayments on the underlying mortgages.

          U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

          U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Mortgage Dollar Rolls.  Mortgage "dollar rolls" involve the sale of
          ---------------------
securities for delivery in the current month and a simultaneous contract with the counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the seller loses the right to receive principal and interest paid on the securities sold. An investor would benefit, however, to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. The use of this technique will diminish investment performance unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends on the Adviser's ability to predict correctly interest rates and mortgage prepayments. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. No Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

          Municipal Obligations.  Municipal obligations are classified as
          ---------------------
general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Portfolios may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible investments.

          Real Estate Investment Trusts ("REITs").  REITs are pooled investment
          ---------------------------------------
vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of any expenses incurred by REITs in which it invests in addition to the expenses paid by the Portfolio.

          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

          Repurchase Agreements.  Repurchase agreements are a type of secured
          ---------------------
lending and typically involve the acquisition of debt securities from a financial institution, such as a bank, savings and loan association or broker-dealer, which then agrees to repurchase the security at a specified resale price on an agreed future date (ordinarily one week or less). The difference between the purchase and resale prices generally reflects the market interest rate for the term of the agreement.

          A Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities that the Portfolio acquires under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans. If the seller defaults, a Portfolio might suffer a loss to the extent the proceeds from the sale of the securities underlying the repurchase agreement are less than the repurchase price. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Portfolio will enter into repurchase agreements only with counterparties whose short-term paper is rated no lower than "A1/P1" or whose corporate parent has a rating of no lower than "A1/P1" with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. A Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          Reverse Repurchase Agreements.  A Portfolio may borrow by entering
          -----------------------------
into reverse repurchase agreements, pursuant to which, it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities it must repurchase, which price is fixed at the time the Portfolio enters into such agreement.

          Standby Commitment Agreements.  Standby commitment agreements commit a
          -----------------------------
Portfolio, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio receives a commitment fee, regardless of whether the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security that the Portfolio has committed to purchase. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous. A Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restriction on resale, will not exceed 10% of its assets determined at the time of the acquisition of such commitment or security. A Portfolio will at all times maintain a segregated account with its custodian of cash or liquid securities in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          Securities subject to a standby commitment may not be issued and the value of a security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, any commitment fee previously paid and expensed will be recorded as income on the expiration date of the standby commitment.

          Structured Securities.  Structured securities (sometimes referred to
          ---------------------
as hybrid securities or indexed securities) are considered derivative instruments. The value of the principal of and/or interest on structured securities is linked to, or determined by, reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

          Trade Claims.  Trade claims are non-securitized rights of payment
          ------------
arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (i) the possibility that the amount of the claim may be disputed by the debtor, (ii) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code, (iii) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (iv) the possibility that a Portfolio may be obligated to purchase a trade claim larger than initially anticipated and (v) the risk of failure of sellers of trade claims to indemnify a Portfolio against loss due to the bankruptcy or insolvency of such sellers. The negotiation and enforcement of rights in connection with trade claims may result in substantial legal expenses to a Portfolio, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" under the Code.

          Variable and Floating Rate Securities.  The interest rates payable on
          -------------------------------------
certain fixed-income securities in which a Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Variable and floating rate obligations provide holders with protection against rises in interest rates, but pay lower yields than fixed rate obligations of the same maturity. Variable rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

          Warrants and Stock Purchase Rights.  Warrants or rights (other than
          ----------------------------------
those acquired in units or attached to other securities) entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

          When-Issued and Forward Commitments.  A Portfolio may purchase
          -----------------------------------
securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash and liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

          The issuance of certain securities depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when-issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, a Portfolio would be entitled to retain any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

          Zero Coupon, Pay-In-Kind Or Deferred Payment Securities.  A Portfolio
          -------------------------------------------------------
may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "accreted income." A Portfolio accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

          Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. In addition, because a Portfolio must distribute income to its shareholders to qualify for pass-through federal tax treatment (including "accreted income" or the value of the pay-in-kind interest), it may have to dispose of its investments under disadvantageous circumstances to generate the cash, or may have to borrow to implement these distributions.

Management Policies

          Below Investment-Grade and Unrated Securities.  Debt securities that
          ---------------------------------------------
are unrated or below investment grade are generally considered to have a credit quality rated below investment grade by NRSROs such as Moody's and S&P. Securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade debt is generally rated "BBB" or higher by S&P or "Baa" or higher by Moody's. Below investment-grade debt securities (that is, securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the debt securities held by a Portfolio may be comparable to securities rated as low as "C" by Moody's or "D" by S&P, the lowest ratings assigned by these agencies. These securities are considered to have extremely poor prospects of ever attaining any real investment grade standing, and to have a current identifiable vulnerability to default, and the issuers and/or guarantors of these securities are considered to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

          Below investment-grade and unrated debt securities generally offer a higher current yield than that available from investment grade issues, but involve greater risk. Below investment-grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below-investment-grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaults, a Portfolio may incur additional expenses to seek recovery. A foreign issuer may not be willing or able to repay the principal or interest of such obligations when it becomes due, due to factors such as debt service, cash flow situation, the extent of its foreign reserves, and the availability of sufficient foreign exchange on the date a payment is due. The risk of loss due to default by the issuer is significantly greater for the holders of below-investment-grade and unrated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, in recent years some Latin American countries have defaulted on their sovereign debt.

          A Portfolio may have difficulty disposing of certain high yield, high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield, high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

          Below investment-grade and unrated debt securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment-grade and unrated securities especially in a market characterized by low trading volume. Factors adversely affecting the market value of high yield, high risk securities are likely to adversely affect a Portfolio's net asset value ("NAV"). In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of an obligation.

          An economic downturn could severely affect the ability of highly leveraged issuers of below investment-grade securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of below-investment-grade bonds will have an adverse effect on a Portfolio's NAV to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

          The secondary market for below investment-grade bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for investment grade securities. This reduced liquidity may have an adverse effect on the ability of the Portfolio to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for below investment-grade bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of below-investment-grade or comparable unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio's NAV.

          Since investors generally perceive that there are greater risks associated with the medium-rated and below investment-grade securities, the yields and prices of such securities may tend to fluctuate more than those for highly rated securities because changes in the perception of these issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

          Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio's NAV.

          Medium rated, below investment-grade and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since these securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Portfolio may attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

          Downgraded Debt Securities.  Subsequent to its purchase by a
          --------------------------
Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of such securities by a Portfolio, but the Advisers will consider such event in determining whether the Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's, S&P, Fitch IBCA or Duff & Phelps Credit Rating Co. ("Duff") may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI.

          Options on Securities.  A Portfolio may purchase put and call options
          ---------------------
and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

          The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, a Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities to the purchaser against receipt of the exercise price. When a Portfolio writes a call option, it loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

          A Portfolio may purchase call options on securities in order to fix the cost of a future purchase. A Portfolio also may purchase call options as a means of enhancing returns by, for example, participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid.

          The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, a Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

          A Portfolio may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities it holds. A put option would enable a Portfolio to sell the underlying security at a predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit a Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

          The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

          A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which the Advisers expect will have a high degree of positive correlation to the values of such portfolio securities. If the Advisers' judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Advisers' judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

          A Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected securities the values of which the Advisers expect will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances, the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities acquired.

          A Portfolio may write options on securities in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the security's purchase price and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

          The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the security's purchase price and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

          Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

          When a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While a Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, the Portfolio may not be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Portfolio is able to effect a closing purchase transaction in a covered OTC call option, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities."

          OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by a Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities."

          A Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash or other liquid securities, marked-to-market daily, having a value equal to or greater than the exercise price of the option.

          Options on Securities Indices.  A Portfolio also may purchase and
          -----------------------------
write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

          When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

          Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

          Options Straddles.  A Portfolio may purchase and write covered
          -----------------
straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio would enter into a long straddle when the Adviser believes that it is likely that the price of the underlying security will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call. A Portfolio would enter into a short straddle when the Adviser believes that it is unlikely that the price of the underlying security will be as volatile during the term of the options as the option pricing implies. In the case of a straddle written by a Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

          Special Characteristics and Risks of Options Trading.  A Portfolio may
          ----------------------------------------------------
effectively terminate its right or obligation under an option by entering into a closing transaction. If a Portfolio wishes to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Portfolio may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security or currency and the market value of the option.

          The following considerations are important in deciding whether to use options to enhance income or to hedge a Portfolio's investments:

          (1) The value of an option position will reflect, among other things, the current market price of the underlying security, or bond index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, or bond index and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of bond index options, fluctuations in the market sector represented by the selected index.

          (2) Exchange-traded options normally have expiration dates of up to 90 days and OTC options normally have expiration dates up to one year. The exercise price of the options may be below, equal to or above the current market value of the underlying securities, bond index or currencies. Purchased options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

          (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Portfolio intends to purchase or write only those options for which there appears to be an active secondary market, a liquid secondary market may not exist for any particular option at any specific time because of: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange;
(e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.C.") to handle current trading volume; or
(f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

          Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. Although a Portfolio will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with the Portfolio, the Portfolio may not be able to liquidate an OTC option at a favorable price at any time prior to expiration.

          In the event of the bankruptcy of a broker through which a Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the event of insolvency of the counter-party, the Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Portfolio would have to exercise those options which it has purchased in order to realize any profit. Transactions are entered into by a Portfolio only with brokers or financial institutions that the Adviser deems to be creditworthy.

          With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a covered position with respect to any call option it writes on a security, securities index or currency, the Portfolio may not sell the underlying security or currency (or invest any cash, or liquid securities used to cover a securities index option) during the period it is obligated under the option. This requirement may impair the Portfolio's ability to sell the underlying security or make an investment at a time when such a sale or investment might be advantageous.

          (4) Securities index options are settled exclusively in cash. If a Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

          (5) A Portfolio's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs; however, the Portfolio may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

          (6) The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

          Risks of Options on Foreign Currencies.  Options on foreign currencies
          --------------------------------------
involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Risk Factors -- Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

          Futures Contracts and Related Options.  A Portfolio may enter into
          -------------------------------------
futures contracts for the purchase or sale of securities and financial indices and currencies in accordance with the Portfolio's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Portfolio is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 10% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in a Portfolio paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

          Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

          A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be affected by the liquidity of these markets. Although a Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, a liquid market on an exchange may not exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which a Portfolio had written and which it was unable to close, it would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

          Risks inherent in the use of these strategies include (1) dependence on the Advisers' ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described in "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Segregation Requirements."

          Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving futures contracts and options thereon when the Advisers' expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the investment as a whole should be no greater than if the same strategy had been pursued in the cash market.

          Exchanges on which futures and related options trade may impose limits on the positions that a Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which a Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

          Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, a liquid market may not exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, a Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

          Limitations on the Purchase and Sale of Futures Contracts and Related
          ---------------------------------------------------------------------
Options.
-------

          CFTC Limits. In accordance with Commodity Futures Trading Commission ("CFTC") regulations, a Portfolio is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on existing futures and premiums paid for options on futures exceed 5% of the liquidation value of the Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

          Segregation Requirements. To the extent a Portfolio enters into futures contracts, the SEC requires it to maintain a segregated asset account with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash and liquid securities marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

          With respect to options on futures, there are no segregation requirements for options that are purchased and owned by a Portfolio. However, written options, since they involve potential obligations of the Portfolio, may require segregation of its assets if the options are not "covered" as described under "Options on Futures Contracts." If a Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If a Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

          Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the option or futures strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede fund management or the Portfolio's ability to meet current obligations.

          Uses of Futures Contracts.  Futures contracts will be used for bona
          -------------------------
fide hedging, risk management and return enhancement purposes.

          Position Hedging. A Portfolio might sell futures contracts to protect against a decrease in the market value of its securities. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if market values are expected to decline, a Portfolio might sell futures contracts on securities, the values of which historically have correlated closely or are expected to correlate closely to the values of its portfolio securities. Such a sale would have an effect similar to selling an equivalent value of portfolio securities. If market values decrease, the value of a Portfolio's securities will decline, but the value of the futures contracts will increase at approximately an equivalent rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. In the case of debt securities, a Portfolio could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact market values rise rather than fall, the value of the futures contract will fall but the value of the securities should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the securities position and correlate precisely with the securities position, there should be no loss or gain with a rise (or fall) in market values. However, if only 50% of the securities position is hedged with futures, then the value of the remaining 50% of the securities position would be subject to change because of market fluctuations. Whether securities positions and futures contracts correlate precisely is a significant risk factor.

          Anticipatory Position Hedging. When a Portfolio expects that market values may decline and it intends to acquire securities, a Portfolio might purchase futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of the securities which a Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that would be purchased, a Portfolio could take advantage of the anticipated rise in the cost of the securities without actually buying them. The Portfolio could therefore make the intended purchases of the securities in the cash market and concurrently liquidate the futures positions.

          Risk Management and Return Enhancement -- Debt Securities. A Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

          A Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

          A Portfolio may use interest rate futures contracts to hedge its fund against changes in the general level of interest rates and in other circumstances permitted by the CFTC. A Portfolio may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt securities that the Portfolio intends to purchase in the future. A rise in the price of the debt securities prior to their purchase may be either offset by an increase in the value of the futures contract purchased by a Portfolio or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Portfolio may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

          A Portfolio may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities. To the extent that a portion of a Portfolio's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio. A Portfolio may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Portfolio intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

          The settlement price of a futures contract is generally a function of the spot market price of the underlying security and a cost of financing, adjusted for any interest, dividends or other income received on the underlying instrument over the life of the contract. It is therefore possible to earn a return approximating that of debt securities of a similar tenor to that of a forward contract by security or basket of securities and selling a futures contract for such security or basket. A Portfolio may enter into such future strategies, using securities other than debt obligations, in cases where (a) government regulations restrict foreign investment in fixed income securities but not in other securities, such as common stocks, or commodities; and (b) in the Adviser's opinion both the cash and futures markets are sufficiently liquid.

          Options on Futures Contracts.  A Portfolio may enter into options on
          ----------------------------
futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

          If a Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

          Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. The writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. A Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

          When a Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

          To the extent a Portfolio is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options -- Segregation Requirements."

          Uses of Options on Futures Contracts.  Options on futures contracts
          ------------------------------------
would be used for bona fide hedging, risk management and return enhancement purposes.

          Position Hedging. A Portfolio may purchase put options on interest rate, currency or other financial index futures contracts to hedge its portfolio against the risk of a decline in the market value of the securities it owns.

          Anticipatory Hedging. A Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities it intends to acquire.

          Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of securities a Portfolio intends to acquire. If the futures price at expiration of the option is above the exercise price, a Portfolio retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, a Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities it intends to acquire.

          Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

          Risk Management and Return Enhancement. Writing a put option that does not relate to securities a Portfolio intends to acquire would be a return enhancement strategy which would result in a loss if market values fall.

          Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, a Portfolio would retain the full amount of the option premium, increasing its income. If the futures price when the option is exercised is above the exercise price, however, a Portfolio would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

          Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the market value of a Portfolio's securities.

          A Portfolio's use of futures contracts and related options may not be successful and it may incur losses in connection with its purchase and sale of future contracts and related options.

          Futures Straddles.  A Portfolio may also purchase and write covered
          -----------------
straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. A Portfolio would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option and where the same security or futures contract is considered for both the put and the call. The Portfolio would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies.

          Special Characteristics and Risks of Futures Trading.  No price is
          ----------------------------------------------------
paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio will be required to deposit with its custodian the initial margin. Unlike margin in securities transactions, margin on futures contracts a Portfolio has written does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts or on such options is in the nature of a performance bond or good-faith deposit on the contract that will be returned to the Portfolio upon termination of the transaction, assuming all contractual obligations have been satisfied. Similarly, variation margin does not involve borrowing to finance the futures, but rather represents a daily settlement of a Portfolio's obligations to or from a clearing organization.

          Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures. A Portfolio will incur brokerage fees and related transaction costs when it purchases or sells futures contracts and premiums.

          Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because futures prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

          The following considerations are important in deciding whether to use futures contracts:

          (1) Successful use by a Portfolio of futures contracts will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires skills and techniques that are different from those needed to predict changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or currency but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are the subject of the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses on the futures position. In addition, if a Portfolio has insufficient cash, it may have to sell portfolio investments to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities or currencies, a Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

          (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

          (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make variation margin payments.

          (4) As is the case with options, a Portfolio's activities in the futures markets may result in higher fund turnover rates and additional transaction costs in the form of added brokerage commissions; however, the Portfolio may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

          Guideline for Futures.  No Portfolio will purchase or sell futures
          ---------------------
contracts if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and initial margin deposits would exceed 5% of the market value of the Portfolio's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline will not limit the percentage of the Portfolio's assets at risk to 5%.

          Forward Foreign Currency Contracts.  A Portfolio may engage in foreign
          ----------------------------------
currency hedging strategies, including among others, settlement hedging, transaction hedging, position hedging, proxy hedging and cross-hedging. A "settlement hedge" or "transaction hedge" is designed to protect the Portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Portfolio may also use forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected the specific investments.

          A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a Portfolio owns securities denominated in a particular currency, it could enter into a forward contract to sell that particular currency in return for U.S. dollars to hedge against possible declines in the particular currency's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency (or basket of currencies) expected to perform similarly to a particular currency. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regard to a Portfolio's use of proxy hedges, historical correlations between the movement of certain foreign currencies relating to the U.S. dollar may not continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

          A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

          Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases a Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. The Adviser's use of currency management strategies may not be advantageous to a Portfolio and the Adviser may not hedge at appropriate times.

          A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

          At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

          A Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. For example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. In addition, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

          The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

          Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

          A Portfolio may also enter into forward contracts to enhance return if the Advisers anticipate a change in a foreign currency's value. When entered into to seek to enhance return, forward contracts are considered speculative.

          A Portfolio may also create non-speculative "synthetic" positions. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. A synthetic position is the duplication of a cash market transaction when the Adviser deems it to be advantageous for cost liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, a Portfolio may experience large cash inflows which may be redeemed from the Portfolio in a relatively short period. In this case, the Portfolio can leave the amounts uninvested in anticipation of the redemption or the Portfolio can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Portfolio could create a synthetic position by investing in a futures contract on a security, such as a bond denominated in a foreign currency or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. Since the financial markets in emerging countries are not as developed as in the United States, these financial investments may not be available to a Portfolio and the Portfolio may be unable to hedge certain risks or enter into certain transactions. A Portfolio would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash, a Portfolio's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market i.e., purchased securities.

          As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, a Portfolio may not in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

          The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          Unless a Portfolio engages in currency hedging transactions, it will be subject to the risk of changes in relation to the U.S. dollar of the value of the currencies in which its assets are denominated. A Portfolio may from time to time seek to protect, during the period prior to the remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of the foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. Suitable U.S. dollar-denominated investments may not be available at the time the Adviser wishes to use them to hedge amounts to be remitted. In addition, dollar-denominated securities may not be available in some or all emerging countries, that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Portfolio.

          A separate account of a Portfolio consisting of cash or liquid securities equal to the amount of the Portfolio's assets that could be required to consummate forward contracts, when required under applicable laws, will be established with the Portfolio's Custodian. For the purpose of determining the adequacy of the assets in the account, the deposited assets will be valued at market or fair value. If the market or fair value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains cash or liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contract which value must be marked to market daily. Each Portfolio will comply with guidelines established by the SEC with respect to coverage of forward contracts entered into by the Portfolio (including SEC guidelines in respect of forward contracts subject to netting arrangements) and, if such guidelines so require, will set aside liquid assets in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.

          At or before the maturity date of a forward contract requiring a Portfolio to sell a currency, the Portfolio may either sell the portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost to a Portfolio of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

          Although a Portfolio will value its assets daily in terms of U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

          A Portfolio generally will not enter into a forward contract with a term of greater than one year.

          Swaps, Caps, Floors and Collars.  A Portfolio may enter into currency
          -------------------------------
swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars. A Portfolio may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, a Portfolio may enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

          A Portfolio will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Portfolio under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets; the Adviser believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

          A Portfolio will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to a swap transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used. The SEC currently takes the position that swaps, caps, floors and collars are illiquid and thus subject to a Portfolio's 15% limitation on investments in illiquid securities.

          Lending Portfolio Securities.  A Portfolio may lend its portfolio
          ----------------------------
securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the Portfolio's investment standards to be the equivalent of cash. From time to time, a Portfolio may return to the borrower (or a third party that is unaffiliated with such Portfolio) and that is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time;
(4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. The Portfolios (other than the EMD Portfolio) have appointed Custodial Trust Company ("CTC"), an affiliate of BSAM, as Lending Agent. CTC receives a transaction fee for its services.

          Non-Diversified Status.  A non-diversified fund, within the meaning of
          ----------------------
the 1940 Act, means that the fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Adviser intends to limit a non-diversified Portfolio's investments, however, in order to qualify as a "regulated investment company" for the purposes of Subchapter M of the Code. See "Taxes." To qualify, a non-diversified Portfolio must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the value of its total assets, not more than 5% of the value of the Portfolio's total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a non-diversified Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          Short Selling.  A Portfolio may engage in short selling.  Short sales
          -------------
are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

          Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

          A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Portfolio may be required to pay in connection with a short sale. Each Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by a Portfolio.

          Each Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio's net assets. No Portfolio may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. No Portfolio may sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

          Short Sales "Against the Box."  A Portfolio may make short sales
          ------------------------------
"against the box," a transaction in which a Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date, at which time a Portfolio delivers be security to close the short position. A Portfolio receives the net proceeds from the short sales. The Large Cap Portfolio, Small Cap Portfolio, S&P STARS Portfolio, Balanced Portfolio and Insiders Select Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box and the International Equity Portfolio at no time will have more than 25% of its net deposits on short sales against the box. It currently is anticipated that each Portfolio will make short sales against the box for purposes of protecting the value of the Portfolio's net assets.

          Investment Restrictions.  Each Portfolio has adopted certain
          -----------------------
investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares, as defined in the 1940 Act). Investment restrictions that are not fundamental policies may be changed by vote of a majority of the Trustees at any time. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Restrictions

1.   Concentration

          The Money Market Portfolio may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or in bank instruments issued by domestic banks.

          The Income Portfolio, High Yield Portfolio, S&P STARS Portfolio, Insiders Select Fund, Large Cap Portfolio, Small Cap Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio each may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

          The EMD Portfolio may not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation is not applicable to investments in obligations of the U.S. Government or any of its agencies or instrumentalities. For purposes of the EMD Portfolio's Investment Restriction relating to Concentration, as long as the staff of the SEC considers securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organization in the aggregate to be securities of issuers in the same industry, the Portfolio intends to comply with such SEC staff position.

2.   Diversification

          The Money Market Portfolio may not purchase securities of any one issuer if as a result more than 5% of the value the Portfolio's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. Government securities and domestic bank instruments.

          The Income Portfolio, Large Cap Portfolio and Small Cap Portfolio each may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or sponsored enterprises may be purchased, without regard to any such limitation.

3.   Single Issuer

          The Income Portfolio, Large Cap Portfolio and Small Cap Portfolio each may not hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

4.   Commodities

          The Money Market Portfolio may not purchase or sell commodities contracts, or invest in oil, gas or mineral exploration or development programs or in mineral leases.

          The EMD Portfolio may not purchase or sell commodities or commodity contracts, except that the Portfolio may (a) purchase and sell futures contracts, including those relating to securities, currencies and indices, and
(b) purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          Each Portfolio, other than the Money Market Portfolio and EMD Portfolio, may not invest in commodities, except that each such Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

5.   Real Estate

          The Money Market Portfolio may not purchase or sell real estate or real estate limited partnerships, provided that the Portfolio may purchase securities of issuers which invest in real estate or interests therein.

          The EMD Portfolio may not purchase, hold or deal in real estate, including limited partnership interests, or oil, gas or other mineral leases, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

          Each Portfolio, other than the Money Market Portfolio and EMD Portfolio, may not purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each such Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

6.   Borrowing

          The Money Market Portfolio may not borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes from banks or, subject to specific authorization by the SEC, from funds advised by the Adviser to an affiliate of the Adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

          The EMD Portfolio may not borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate its assets except in connection with such borrowings. This restriction shall not prevent the Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements and any other transactions constituting borrowing by the Portfolio may not exceed 10% of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security for purposes of the Investment Limitation related to Senior Securities.)

          Each Portfolio, other than the Money Market Portfolio and EMD Portfolio, may not borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

7.   Lending

          The Money Market Portfolio may not make loans, except that the Portfolio may (i) purchase or hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements for securities, (iii) subject to specific authorization by the SEC, lend money to other funds advised by the Adviser or an affiliate of the Adviser.

          The EMD Portfolio may not make loans, except that the Portfolio may
(a) purchase and hold debt instruments (including bonds, debentures or other debt instruments or interests therein, government obligations, short-term commercial paper, certificates of deposit and bankers acceptances) in accordance with its investment objectives and policies, (b) invest in emerging country loans, participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities.

          Each Portfolio, other than the Money Market Portfolio and EMD Portfolio, may not make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each such Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

8.   Underwriting

          The Money Market Portfolio may not act as an underwriter of securities, except insofar as the Portfolio may be deemed an underwriter under applicable securities laws in selling portfolio securities.

          The EMD Portfolio may not underwrite securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act in selling portfolio securities.

          Each Portfolio, other than the Money Market Portfolio and EMD Portfolio, may not act as an underwriter of securities of other issuers, except to the extent each such Portfolio may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

9.   Senior Securities

          The Money Market Portfolio, High Yield Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio each may not issue any senior security (as such term is defined in Section 18(f) of the 1940
Act) except that (a) each such Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each such Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the Investment Restriction related to Borrowing, each such Portfolio may borrow money as authorized by the 1940 Act.

          The Income Portfolio, S&P STARS Portfolio, Insiders Select Fund, Large Cap Portfolio and Small Cap Portfolio each may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

          The EMD Portfolio may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted in the Investment Restrictions related to Borrowing, Short Sales and Lending; and, in the case of the Investment Restrictions related to Short Sales and Lending, provided the coverage requirements enunciated by the SEC are followed.

10.  Margin

          The Income Portfolio, S&P STARS Portfolio, Large Cap Portfolio, Small Cap Portfolio and Insiders Select Fund each may not purchase securities on margin, but each such Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

11.  Unseasoned Issuers

          The S&P STARS Portfolio may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments, in all such companies to exceed 5% of the value of its total assets.

12.  Management or Control

          The S&P STARS Portfolio may not invest in the securities of a company for the purpose of exercising management or control, but it will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Non-Fundamental Restrictions.

1.   Pledging Assets

          Each Portfolio, other than the Money Market Portfolio and EMD Portfolio may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

2.   Options

          The Money Market Portfolio may not write or sell puts, calls, straddles, spreads or combinations thereof.

          The Income Portfolio, S&P STARS Portfolio, Insiders Select Fund, Large Cap Portfolio and Small Cap Portfolio may not purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and SAI.

3.   Other Investment Companies

          The Money Market Portfolio may not purchase securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition, or reorganization.

          Each Portfolio, other than the Money Market Portfolio and EMD Portfolio, may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

4.   Unseasoned Issuers

          The EMD Portfolio may not invest more than 10% of the value of its total assets in securities of issuers having a record, together with predecessors, of less then three years of continuous operation.

          The Insiders Select Fund and the Large Cap Portfolio each may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

5.   Management or Control

          The EMD Portfolio may not make investments for the purpose of exercising control or management. Investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

          The Large Cap Portfolio, Small Cap Portfolio and Insiders Select Fund each may not invest in the securities of a company for the purpose of exercising management or control, but each such Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

6.   Illiquid Securities

          The Money Market Portfolio may not knowingly invest more than 10% of the value of its assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

          The Income Portfolio, S&P STARS Portfolio, Insiders Select Fund, Large Cap Portfolio and Small Cap Portfolio each may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

          The High Yield Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio each may not knowingly invest more than 15% of the value of its assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

7.   Margin

          The Money Market Portfolio may not purchase securities on margin, make short sales of securities, or maintain a short position.

          The High Yield Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio each may not purchase securities on margin, but each such Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

8.   Short Sales

          The EMD Portfolio may not make short sales of securities, except short sales against-the-box, or maintain a short position. (The Portfolio does not currently intend to make short sales against-the-box.)

          The Focus List Portfolio, Balanced Portfolio and International Equity Portfolio each may not make short sales of securities, other than short sales "against the box."

9.   Investments while Borrowing.

          The Money Market Portfolio, High Yield Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio each may not make additional investments when borrowing exceeds 5% of Portfolio assets.

10.  Warrants

          The Money Market Portfolio may not invest in warrants.

                            MANAGEMENT OF THE TRUST

          Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

                                 Position
Name, address (and age)         with Trust       Principal Occupation
-----------------------         ----------       --------------------
Peter M. Bren (65)              Trustee          Since 1969, President of The Bren Co. (realty); until
126 East 56th Street                             1969, President of Koll, Bren Realty Advisors and
New York, NY  10021                              Senior Partner of Lincoln Properties.


Alan J. Dixon (71) *            Trustee          Since 1993, Partner, Bryan Cave (St. Louis law firm);
7535 Claymont Court,                             from 1981 to 1992, United States Senator from
Apt. #2                                          Illinois.
Belleville, IL  62223


John R. McKernan, Jr. (51)      Trustee          Since 1995, Chairman and Chief Executive Officer of
P.O. Box 15213                                   McKernan Enterprises; until 1995, Governor of Maine.
Portland, ME  02110

M.B. Oglesby, Jr. (57)          Trustee          Since 1997, President and Chief Executive Officer,
700 13th Street, N.W.,                           Association of American Railroads; from 1996 to 1997,
Suite 400                                        Vice Chairman of Cassidy & Associates; from 1989 to
Washington, D.C.  20005                          1996, Senior Vice President of RJR Nabisco, Inc.;
                                                 from 1988 to 1989, White House Deputy Chief of Staff.



Michael Minikes (56) *          Trustee,         Senior Managing Director of Bear Stearns; since 1997,
245 Park Avenue                 Chairman of the  Chairman of BSFM; Treasurer of Bear Stearns;
New York, NY  10167             Board            Treasurer of The Bear Stearns Companies Inc.;
                                                 Director of The Bear Stearns Companies Inc.


Doni L. Fordyce (40)            President        Since 1996, Senior Managing Director of Bear Stearns;
575 Lexington Avenue                             until 1996, Vice President, Asset Management Group,
New York, NY  10022                              Goldman, Sachs & Co.


Barry Sommers (30)              Executive Vice   Since 1997, Managing Director and Head of Marketing
575 Lexington Avenue            President        and Sales for Bear Stearns Funds; from 1995 to 1997,
New York, NY  10022                              Vice President, Mutual Fund Sales, Goldman, Sachs &
                                                 Co.


Stephen A. Bornstein (56)       Vice President   Managing Director of Bear Stearns, Legal Department;
575 Lexington Avenue            and Secretary    General Counsel, BSAM.
New York, NY  10022

Frank J. Maresca (40)           Vice President   Managing Director of Bear Stearns; since 1997, Chief
575 Lexington Avenue            and Treasurer    Executive Officer and President of BSFM.
New York, NY  10022

Vincent L. Pereira (34)         Assistant        Since 1995, Associate Director of Bear Stearns; since
575 Lexington Avenue            Treasurer        1997, Treasurer and Secretary of BSFM; until 1995,
New York, NY  10022                              Vice President of Bear Stearns.

          The Trust pays its Board members who are not employees of BSAM or its affiliates an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Trust does not compensate its officers. Prior to July 29, 1999, the EMD Portfolio was a series of Bear Stearns Investment Trust ("BSIT"), another registered investment company advised by BSAM. For the fiscal year ended March 31, 1999, Messrs. Bren, McKernan and Oglesby also served as a trustee of BSIT. Accordingly, the following table shows the aggregate amount of compensation paid to each Trustee by the Trust and BSIT, where applicable, for the fiscal year ended March 31, 1999.

                                                                                                    (5)
                                                       (3)                                          Total
                                 (2)                Pension or               (4)              Compensation from
       (1)                    Aggregate        Retirement Benefits     Estimated Annual      the Trust and BSIT
  Name of Board           Compensation from     Accrued as Part of       Benefits from             Paid to
     Member                    Trust *           Trust's Expenses         Retirement            Board Members
     ------                    -----             ----------------         ----------            -------------
Peter M. Bren                 $8,000                   None                  None                  $20,000
Alan J. Dixon                 $8,000                   None                  None                  $ 8,000
John R. McKernan, Jr.         $8,000                   None                  None                  $20,000
M.B. Oglesby, Jr.             $8,000                   None                  None                  $20,000
Michael Minikes                None                    None                  None                    None

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $5,750 for the Trustees, as a group.

          Board members and officers of the Trust, as a group, owned less than 1% of any Portfolio's shares outstanding on July 12, 1999.

          For so long as the Plan described in the section entitled "Management Arrangements-Distribution Plans" remains in effect, the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

          No meetings of shareholders of the Trust will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

                            MANAGEMENT ARRANGEMENTS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Portfolios." Information in this section relating to fees and expenses paid by the EMD Portfolio as of March 31, 1999 represent amounts paid by the Portfolio's predecessor, the Emerging Markets Debt Portfolio, a series of BSIT.

          General.  On December 3, 1997, BSFM, the registered investment adviser
          -------
of the Portfolios, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for the Trust and other affiliated and non-affiliated investment companies.

          S&P STARS Portfolio.  Prior to June 25, 1997, the Portfolio invested
          -------------------
all of its assets into the S&P STARS Master Series of S&P STARS Fund (the "Master Series"), rather than directly in a portfolio of securities in an arrangement typically referred to as a "master-feeder" structure. Active portfolio management was performed at the Master Series level and BSFM was retained by the Master Series rather than the Portfolio. At a meeting held on June 18, 1997, a majority of the shareholders of the Portfolio approved an investment advisory contract between BSAM and the Portfolio and BSAM began active management of the Portfolio's investments. Historical information provided below for periods prior to June 25, 1997 pertaining to items such as advisory fees, portfolio turnover, and brokerage expenses reflects those items as incurred by the Master Series.

          Investment Advisory Agreement.  BSAM provides investment advisory
          -----------------------------
services to each Portfolio pursuant to Investment Advisory Agreements with the Trust (each an "Advisory Agreement") dated as shown in the following table.

          ------------------------------------------------------------------------
          Portfolios                              Advisory Agreement Date(s)
          ------------------------------------------------------------------------
          Income, Large Cap, Small Cap            February 22, 1995, as revised
          Portfolios                              May 4, 1995
          ------------------------------------------------------------------------
          Money Market Portfolio                  June 2, 1997
          ------------------------------------------------------------------------
          S&P STARS Portfolio                     June 25, 1997
          ------------------------------------------------------------------------
          Balanced, High Yield,
          International Equity Portfolios         September 8, 1997
          ------------------------------------------------------------------------
          Focus List Portfolio                    December 29, 1997
          ------------------------------------------------------------------------
          Insiders Select Fund                    January 20, 1998
          ------------------------------------------------------------------------
          EMD Portfolio                           July 29, 1999
          ------------------------------------------------------------------------

          As to each Portfolio, the Advisory Agreement is subject to annual approval by (i) the Board or (ii) the vote of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Advisory Agreements at a meeting held on February 10, 1999. Each Advisory Agreement is terminable, as to a Portfolio, without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the relevant Portfolio, the Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

          BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Doni L. Fordyce, Vice President, Chief Operating Officer and Director; Stephen A. Bornstein, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.

          Portfolio Managers. BSAM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Board. BSAM provides each Portfolio with a portfolio management team authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

          Advisory Fees. The following table shows the monthly fees that the Trust has agreed to pay BSAM for advisory services to the Portfolios, at the indicated annual percentage of the value of a Portfolio's average daily net assets.

          Portfolio                           Advisory Fee
          Money Market Portfolio              0.20%
          Income Portfolio                    0.45%
          High Yield Portfolio                0.60%
          EMD Portfolio                       1.00% of assets up to $50 million, 0.85% of
                                              assets between $50 million and $100 million
                                              and 0.55% of assets above $100 million
          S&P STARS Portfolio                 0.75%
          Focus List Portfolio                0.65%
          Large Cap Portfolio                 0.75%
          Small Cap Portfolio                 0.75%
          Insiders Select Fund                1.00%
          Balanced Portfolio                  0.65%
          International Equity                1.00%
          Portfolio

          Insiders Select Fund. The monthly fee that the Insiders Select Fund will pay BSAM will be adjusted monthly if the Portfolio's performance outperforms or underperforms the S&P MidCap 400 Index. This adjustment may increase or decrease the total advisory fee payable to BSAM by an annual rate of up to 0.50% of the value of the Portfolio's average daily net assets. The following table details this adjustment.

-----------------------------------------------------------------------------------------------------------------------
     Percentage Point Difference Between Designated Class Performance             Basic        Performance    Total
               (Net of Expenses Including Advisory Fees) and                       Fee          Adjustment      Fee
               Percentage Change in the S&P MidCap 400 Index                       (%)            Rate (%)      (%)
-----------------------------------------------------------------------------------------------------------------------
+3.00 percentage points or more                                                   1.00%              0.50%       1.50%
-----------------------------------------------------------------------------------------------------------------------
+2.75 percentage points or more but less than + 3.00 percentage points            1.00%              0.40%       1.40%
-----------------------------------------------------------------------------------------------------------------------
+2.50 percentage points or more but less than + 2.75 percentage points            1.00%              0.30%       1.30%
-----------------------------------------------------------------------------------------------------------------------
+2.25 percentage points or more but less than + 2.50 percentage points            1.00%              0.20%       1.20%
-----------------------------------------------------------------------------------------------------------------------
+2.00 percentage points or more but less than + 2.25 percentage points            1.00%              0.10%       1.10%
-----------------------------------------------------------------------------------------------------------------------
Less than + 2.00 percentage points but more than -2.00 percentage points          1.00%              00.0%       1.00%
-----------------------------------------------------------------------------------------------------------------------
-2.00 percentage points or less but more than -2.25 percentage points             1.00%             -0.10%       0.90%
-----------------------------------------------------------------------------------------------------------------------
-2.25 percentage points or less but more than -2.50 percentage points             1.00%             -0.20%       0.80%
-----------------------------------------------------------------------------------------------------------------------
-2.50 percentage points or less but more than -2.75 percentage points             1.00%             -0.30%       0.70%
-----------------------------------------------------------------------------------------------------------------------
-2.75 percentage points or less but more than -3.00 percentage points             1.00%             -0.40%       0.60%
-----------------------------------------------------------------------------------------------------------------------
-3.00 percentage points or less                                                   1.00%             -0.50%       0.50%
-----------------------------------------------------------------------------------------------------------------------

          The following table shows the investment advisory fees that the Portfolios paid to BSAM and the amounts that BSAM waived for the last three fiscal years ended March 31.

--------------------------------------------------------------------------------------------------------------------------
                                 1999                               1998                                1997
--------------------------------------------------------------------------------------------------------------------------
                          Paid             Waived            Paid             Waived            Paid             Waived
--------------------------------------------------------------------------------------------------------------------------
Money Market           $   33,827         $400,797         $      0         $  120,582*              N/A               N/A
--------------------------------------------------------------------------------------------------------------------------
Income                 $        0         $ 50,882         $      0         $   91,715          $      0         $  98,957
--------------------------------------------------------------------------------------------------------------------------
High Yield             $   25,136         $416,687         $      0         $ 28,723**               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------
EMD                    $   88,623         $335,209         $208,721         $ 227,031+          $118,207         $260,294+
--------------------------------------------------------------------------------------------------------------------------
S&P STARS              $1,291,152         $716,763         $617,316         $  645,637          $ 47,973         $ 699,997
--------------------------------------------------------------------------------------------------------------------------
Insiders
Select Fund            $      759         $321,688         $      0         $  157,031          $      0         $ 182,313
--------------------------------------------------------------------------------------------------------------------------
Large Cap              $        0         $165,850         $      0         $  140,641          $      0         $ 151,578
--------------------------------------------------------------------------------------------------------------------------
Small Cap              $   67,550         $400,694         $      0         $  425,409          $      0         $ 285,539
--------------------------------------------------------------------------------------------------------------------------
Focus List             $        0         $ 63,550         $      0         $ 6,748***               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Balanced               $        0         $101,976         $      0         $12,178***               N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
International          $        0         $114,148         $      0         $14,726***               N/A          N/A
 Equity
--------------------------------------------------------------------------------------------------------------------------

*    From July 14, 1997 (commencement of investment operations) to March 31,
     1998.
**   From January 2, 1998 (commencement of investment operations) to March 31,
     1998.
*** From December 29, 1997 (commencement of investment operations) to March 31, 1998.
+    This amount includes an administration fee that BSAM paid to BSFM.

          In addition, BSAM reimbursed the following amounts for the last three fiscal years ended March 31, in order to maintain applicable voluntary expense limitations.

-------------------------------------------------------------------------------------------------------
                                          1999                     1998                       1997
-------------------------------------------------------------------------------------------------------
Money Market                            $142,863                $  191,174*                       N/A
-------------------------------------------------------------------------------------------------------
Income                                  $299,061                $  275,119                   $280,261
-------------------------------------------------------------------------------------------------------
High Yield                              $121,391                $ 41,870**                        N/A
-------------------------------------------------------------------------------------------------------
EMD                                     $137,134                $  158,832                   $      0
-------------------------------------------------------------------------------------------------------
Insiders Select Fund                    $ 42,908                $  164,325                   $243,945
-------------------------------------------------------------------------------------------------------
Large Cap                               $157,111                $  185,275                   $161,196
-------------------------------------------------------------------------------------------------------
Small Cap                               $ 28,865                $   20,648                   $ 86,666
-------------------------------------------------------------------------------------------------------
Focus List                              $218,241                $46,255***                        N/A
-------------------------------------------------------------------------------------------------------
Balanced                                $224,243                $46,910***                        N/A
-------------------------------------------------------------------------------------------------------
International Equity                    $157,011                $44,515***                        N/A
-------------------------------------------------------------------------------------------------------

*    From July 14, 1997 (commencement of investment operations) to March 31,
     1998.
**   From January 2, 1998 (commencement of investment operations) to March 31,
     1998.
*** From December 29, 1997 (commencement of investment operations) to March 31, 1998.


          Sub-Investment Advisory Agreement.  Marvin & Palmer Associates, Inc.
          ---------------------------------
(the "Sub-Adviser") provides investment advisory services to the International Equity Portfolio pursuant to the Sub-Investment Advisory Agreement with BSAM dated September 8, 1997. The Sub-Advisory Agreement had an initial term of one year from the date of execution and will continue automatically for successive annual periods ending on September 8th of each year, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a majority of the Portfolio's outstanding voting securities(as defined in the 1940
Act), provided that in either case its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, BSAM or the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board most recently approved the Sub-Advisory Agreement on February 10, 1999. The Sub-Advisory Agreement may be terminated without penalty, (i) by BSAM upon 60 days' notice to the Sub-Adviser, (ii) by the Board or by vote of the holders of a majority of the Portfolio's shares upon 60 days' notice to the Sub-Adviser, or
(iii) by the Sub-Adviser upon not less than 90 days' notice to the Trust and BSAM. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). As compensation for the Sub-Adviser's services, BSAM has agreed to pay the Sub-Adviser a monthly fee calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end, and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $65 million at the relevant month end.

          Administration Agreement.  BSFM provides certain administrative
          ------------------------
services to the Trust pursuant to the Administration Agreement with the Trust dated February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997, February 4, 1998 and July 29, 1999. The Administration Agreement was last approved as of February 10, 1999 and thereafter will be subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, provided that in either event its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement may be terminated without penalty on 60 days' notice by the Board or by vote of the holders of a majority of the Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to each Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For administrative services, the Trust has agreed to pay BSFM a monthly fee at the annual rate of 0.15% of the average daily net assets of each Portfolio other than the Money Market Portfolio. The Trust has agreed to pay BSFM a monthly fee at the annual rate of 0.05% of the average daily net assets of the Money Market Portfolio. The following table shows the administration fees that the Portfolios paid to BSFM for the last three fiscal years ended March 31.

-----------------------------------------------------------------------------------------------------
                                          1999                      1998                      1997
-----------------------------------------------------------------------------------------------------
Money Market                            $108,656                 $  30,167*                       N/A
-----------------------------------------------------------------------------------------------------
Income                                  $ 16,960                 $  30,572                   $ 32,986
-----------------------------------------------------------------------------------------------------
High Yield                              $110,456                 $ 7,181**                        N/A
-----------------------------------------------------------------------------------------------------
EMD+                                    $      0                 $       0                   $      0
-----------------------------------------------------------------------------------------------------
S&P STARS                               $401,582                 $ 252,557                   $149,100
-----------------------------------------------------------------------------------------------------
Insiders Select Fund                    $ 68,666                 $  35,492                   $ 35,873
-----------------------------------------------------------------------------------------------------
Large Cap                               $ 33,079                 $  28,128                   $ 30,232
-----------------------------------------------------------------------------------------------------
Small Cap                               $ 99,413                 $  85,085                   $ 57,108
-----------------------------------------------------------------------------------------------------
Focus List                              $ 14,665                 $1,557***                        N/A
-----------------------------------------------------------------------------------------------------
Balanced                                $ 23,533                 $2,810***                        N/A
-----------------------------------------------------------------------------------------------------
International Equity                    $ 17,122                 $2,209***                        N/A
-----------------------------------------------------------------------------------------------------

*    From July 14, 1997 (commencement of investment operations) to March 31,
     1998.
**   From January 2, 1998 (commencement of investment operations) to March 31,
     1998.
*** From December 29, 1997 (commencement of investment operations) to March 31, 1998.

+ Prior to July 29, 1999, BSAM paid BSFM this fee from its management fee.

          Administrative Services Agreement.  PFPC provides certain
          ---------------------------------
administrative services to the Portfolios pursuant to the Administrative Services Agreement with the Trust dated February 22, 1995, as revised September 8, 1997 and July 29, 1999. The Administrative Services Agreement may be terminated upon 60 days' notice by the Trust or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Trust 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Trust to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Trust in connection with such delegation.

          For administrative and accounting services, the Trust has agreed to pay PFPC a monthly fee, on behalf of each Portfolio (other than the Money Market Portfolio), equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $150,000 per Portfolio (other than the Money Market Portfolio). The Trust has agreed to pay PFPC a monthly fee, on behalf of the Money Market Portfolio, equal to an annual rate of 0.075% of the Portfolio's average daily net assets up to $150 million, 0.04% of the next $150 million, 0.02% of the next $300 million and 0.0125% of net assets above $600 million, subject to a minimum monthly fee of $6,250. The following table shows the administrative services fees that the Portfolios paid to PFPC for the last three fiscal years ended March 31.

-----------------------------------------------------------------------------------------------------
                                          1999                      1998                      1997
-----------------------------------------------------------------------------------------------------
Money Market                            $139,740                 $  39,813*                       N/A
-----------------------------------------------------------------------------------------------------
Income                                  $103,612                 $  98,944                   $ 99,469
-----------------------------------------------------------------------------------------------------
High Yield                              $105,728                 $ 5,468**                        N/A
-----------------------------------------------------------------------------------------------------
EMD                                     $ 92,305                 $  80,121                   $ 85,124
-----------------------------------------------------------------------------------------------------
S&P STARS                               $256,593                 $ 197,706                   $ 65,999
-----------------------------------------------------------------------------------------------------
Insiders Select Fund                    $127,397                 $ 123,259                   $107,174
-----------------------------------------------------------------------------------------------------
Large Cap                               $100,173                 $ 100,107                   $ 99,570
-----------------------------------------------------------------------------------------------------
Small Cap                               $147,784                 $ 134,255                   $119,822
-----------------------------------------------------------------------------------------------------
Focus List                              $ 50,847                 $5,214***                        N/A
-----------------------------------------------------------------------------------------------------
Balanced                                $ 64,618                 $5,367***                        N/A
-----------------------------------------------------------------------------------------------------
International Equity                    $ 55,768                 $5,215***                        N/A
-----------------------------------------------------------------------------------------------------

*    From July 14, 1997 (commencement of investment operations) to March 31,
     1998.
**   From January 2, 1998 (commencement of investment operations) to March 31,
     1998.
*** From December 29, 1997 (commencement of investment operations) to March 31, 1998.

          Distribution Plans.  Rule 12b-1 adopted by the SEC under Section 12 of
          ------------------
the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board has adopted a distribution plan with respect to Class A, Class B and Class C shares (the "Distribution Plans"). The Board believes that there is a reasonable likelihood that the Distribution Plans will benefit each Portfolio and the holders of its Class A, Class B and Class C shares.

          The Board reviews a quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Trust is required by a SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreement is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. An amended and restated distribution plan was most recently approved on February 10, 1999. Each Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement may be terminated without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following tables show the amounts that Class A, Class B and Class C shares of each Portfolio paid under (a) the relevant Distribution Plan, including amounts paid to (i) broker-dealers, (ii) underwriters and (iii), if applicable, for advertising, printing, mailing prospectuses to prospective shareholders, compensation to sales personnel, and interest, carrying, or other financing charges ("Other Distribution"); and (b) the Shareholder Servicing Plan for personal services rendered to shareholders (see "Shareholder Servicing Plan"), for the fiscal year ended March 31, 1999.

                                           Class A*

                                                                       Other
                         Total Payments        Broker-dealers      Distribution
                         --------------        -------------       ------------
Income                         $ 15,836          $ 11,276            $  4,560
High Yield                     $138,476          $ 13,924            $124,552
EMD                            $113,931          $ 86,913            $ 27,018
S&P STARS                      $682,524          $489,767            $192,757
Insiders Select Fund           $124,069          $ 83,259            $ 40,810
Large Cap                      $ 46,716          $ 33,523            $ 13,193
Small Cap                      $111,413          $ 87,549            $ 40,810
Focus List                     $ 21,863          $  2,435            $ 19,428
Balanced                       $ 23,454          $  2,672            $ 20,782
International Equity           $ 30,684          $  3,611            $ 27,073

*       Class A shares made no payments to underwriters.

                                           Class B*

                                     Total Payments           Broker-dealers       Underwriters
                                     --------------           --------------       ------------
Income                                  $  4,599                  $   36             $  4,563
High Yield                              $148,999                  $1,881             $147,118
EMD                                     $ 12,295                  $  185             $ 12,110
S&P STARS                               $193,055                  $2,594             $190,461
Insiders Select Fund                    $ 68,310                  $  602             $ 67,708
Large Cap                               $ 12,841                  $  134             $ 12,707
Small Cap                               $ 21,972                  $  179             $ 21,793
Focus List                              $ 31,426                  $  896             $ 30,530
Balanced                                $ 14,094                  $  559             $ 13,535
International Equity                    $ 26,946                  $1,337             $ 25,609

*    Class B shares made no payments for other distribution.

                                           Class C*
                                    Total Payments          Broker-dealers         Underwriters
                                    --------------          --------------         ------------
Income                                 $ 17,360                 $ 11,983               $  5,377
High Yield                             $183,211                 $ 11,093               $172,118
EMD                                    $ 33,433                 $ 21,054               $ 12,379
S&P STARS                              $714,370                 $510,458               $203,912
Insiders Select Fund                   $130,390                 $ 85,454               $ 44,936
Large Cap                              $ 55,531                 $ 42,660               $ 12,871
Small Cap                              $151,596                 $115,051               $ 36,545
Focus List                             $ 22,616                 $  3,367               $ 19,249
Balanced                               $  9,368                 $  2,286               $  7,082
International Equity                   $ 25,834                 $  6,123               $ 19,711

*    Class C shares made no payments for other distribution.


          Shareholder Servicing Plan.  The Trust has adopted a shareholder
          --------------------------
servicing plan on behalf of Class A, Class B and Class C shares of the Portfolios (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Trust may enter into agreements under which a Portfolio pays fees of up to 0.25% of the average daily net assets of a share Class for expenses incurred in connection with the personal service and maintenance of Portfolio shareholder accounts, responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Prior to February 1999, service fees were paid through the distribution plan of Class A and Class C shares of the Income, Large Cap and Small Cap Portfolios.

          Expenses.  The Trust bears all expenses incurred in its operation,
          --------
except to the extent that BSAM specifically assumes them. The Trust bears the following expenses, among others:

organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, SEC fees, state Blue Sky qualification fees, advisory, administrative and Trust accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Trust are allocated among the Portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

          Expense Limitations.  BSAM has agreed in writing to limit the expenses
          -------------------
of each Portfolio to the amounts indicated in the Prospectus until March 31, 2000. These limits do not include any taxes, brokerage commissions, interest on borrowings and extraordinary expenses.

          Activities of BSAM and its Affiliates and Other Accounts Managed by
          -------------------------------------------------------------------
BSAM.  The involvement of BSAM, Bear Stearns and their affiliates in the
----
management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolios or limit the Portfolios' investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolios. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolios could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

                       PURCHASE AND REDEMPTION OF SHARES

          The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "How to Buy Shares" and "How to Sell Shares." Information in this section relating to sales and redemption charges retained by Bear Stearns with respect to the EMD Portfolio as of March 31, 1999 represent amounts related to sales and redemptions of the Portfolio's predecessor, the Emerging Markets Debt Portfolio, a series of BSIT.

          Distributor.  Bear Stearns serves as the Portfolios' distributor on a
          -----------
best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997, February 4, 1998 and July 29, 1999, which is renewable annually.

          The following table shows the approximate amounts that Bear Stearns retained from sales loads on Class A Shares ("FESL") and on contingent deferred sales charges ("CDSC") on Class B and Class C Shares for the three fiscal years ended March 31. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

------------------------------------------------------------------------------
                         1999                1998                  1997
------------------------------------------------------------------------------
Income
------
  FESL -- A           $   35,200             $   11,400             $ 17,600
  CDSC -- B           $      600             $        0                  N/A
  CDSC -- C           $    2,000             $      100             $    100
------------------------------------------------------------------------------
High Yield
----------
  FESL -- A           $  525,500             $  155,700*                 N/A
  CDSC -- A           $    9,000             $        0
  CDSC -- B           $   58,800             $        0
  CDSC -- C           $   33,700             $        0
------------------------------------------------------------------------------
EMD
---
  FESL -- A           $   46,300             $   88,900             $110,800
  CDSC -- B           $   13,000             $        0                  N/A
  CDSC -- C           $    2,200             $    1,900             $  2,400
------------------------------------------------------------------------------
S&P STARS
---------
  FESL -- A           $2,061,000             $1,022,800             $904,000
  CDSC -- B           $   24,500             $        0                  N/A
  CDSC -- C           $   68,300             $   25,800             $ 30,000
------------------------------------------------------------------------------
Insiders Select Fund
--------------------
  FESL -- A           $  389,100             $  236,000             $163,000
  CDSC -- B           $   69,800             $        0                  N/A
  CDSC -- C           $   14,400             $    2,600             $ 14,300
------------------------------------------------------------------------------
Large Cap
---------
  FESL -- A           $   86,200             $   68,300             $ 43,100
  CDSC -- B           $    9,000             $        0                  N/A
  CDSC -- C           $    4,500             $      600             $  3,200
------------------------------------------------------------------------------
Small Cap
---------
  FESL -- A           $  165,300             $  214,800             $227,500
  CDSC -- B           $   14,200             $        0                  N/A
  CDSC -- C           $    7,600             $    4,100             $  2,700
------------------------------------------------------------------------------
Focus List
----------
  FESL -- A           $  111,800             $    71600**                N/A
  CDSC -- B           $   30,300             $        0
  CDSC -- C           $      700             $        0
------------------------------------------------------------------------------
Balanced
--------
  FESL -- A           $   43,000             $   32,300**                N/A
  CDSC -- B           $    1,500             $        0
  CDSC -- C           $        0             $        0
------------------------------------------------------------------------------

----------------------------------------------------------------------------
International Equity
--------------------
  FESL -- A               $   92,700       $58,100**          N/A
  CDSC -- B               $    6,700       $       0
  CDSC -- C               $      700       $       0
----------------------------------------------------------------------------


*    From January 2, 1998 (commencement of investment operations) to March 31,
     1998.

** From December 29, 1997 (commencement of investment operations) to March 31, 1998.


          Purchase Order Delays.  The effective date of a purchase order may be
          ---------------------
delayed if PFPC, the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

          Sales Loads-Class A.
          -------------------

          The sales charge may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Portfolio is the NAV of that class plus a sales load, which is imposed in accordance with the following schedules.

                                         Fixed Income Portfolios

---------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL SALES LOAD
                                                  ----------------------------------------------
Amount of Transaction                              As a % of offering           As a % of NAV    Dealer concessions as
                                                   price per share                               a % of offering
                                                                                                 price
---------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                       4.50%                       4.71%                4.25%
$50,000 to less than $100,000                           4.25                        4.44                 4.00
$100,000 to less than $250,000                          3.25                        3.36                 3.00
$250,000 to less than $500,000                          2.50                        2.56                 2.25
$500,000 to less than $1,000,000                        2.00                        2.04                 1.75
$1,000,000 and above*                                   0.00                        0.00                 1.25


                                                  Equity Portfolios

---------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL SALES LOAD
                                                    ----------------------------------------------
Amount of Transaction                                 As a % of offering            As a % of NAV       Dealer concessions
                                                      price per share                                   as % of offering
                                                                                                        price
---------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                          5.50%                     5.82%                  5.25%
$50,000 to less than $100,000                              4.75                      4.99                   4.25
$100,000 to less than $250,000                             3.75                      3.90                   3.25
$250,000 to less than $500,000                             2.75                      2.83                   2.50
$500,000 to less than $1,000,000                           2.00                      2.04                   1.75
$1,000,000 and above*                                      0.00                      0.00                   1.25

________

* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares up to one year after the date of purchase, a CDSC of 1.00% will be imposed at the time of redemption. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

          The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

          As described in the Prospectus, an investor may buy Class A shares of a Portfolio at NAV if the purchase is made within 60 days of selling sells a mutual fund that charges a sales load or is subject to a CDSC and not distributed by Bear. In connection with such purchases, Bear Stearns will offer to pay dealers up to 1.25% of the amount purchased.

          In addition, Class A shares of a Portfolio at NAV by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise provides shareholder services in respect of Portfolio shares pursuant to agreements with the Trust or Bear Stearns: (i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker, and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in sections 401(a), 403(b) or 457 of the Code, and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.

          Set forth below is an example of the method of computing the offering price per share of the Class A shares of each Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares on March 31, 1999.

-----------------------------------------------------------------------------------
Fixed Income Portfolios                      Income       High Yield         EMD
NAV                                         $12.15           $11.36         $9.27
Sales Charge - 4.50% (4.71% of NAV)           0.57             0.54          0.44
                                            ------           ------         -----
Offering Price                              $12.72           $11.90         $9.71
                                            ======           ======         =====
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Equity Portfolios                                  Insiders
                                    S&P             Select           Large Cap       Small Cap       Focus List
                                   STARS            Fund
NAV                              $24.39             $17.02             $19.74          $17.93           $17.32

Sales Charge - 5.50%
 (5.82% of
 NAV)                              1.42               0.99               1.15            1.04             1.01
                                 ------             ------             ------          ------           ------

Offering Price                   $25.81             $18.01             $20.89          $18.97           $18.33
                                 ======             ======             ======          ======           ======
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                                                  Int'l
                               Balanced          Equity
NAV                              $13.11          $15.14

Sales Charge - 5.50%
 (5.82% of
 NAV)                              0.76            0.88
                                 ------          ------
Offering Price                   $13.87          $16.02
                                 ======          ======
------------------------------------------------------------

          Redemption Commitment.  Each Portfolio has committed itself to pay in
          ---------------------
cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

          Alternative Sales Arrangements - Class A, Class B, Class C and Class Y
          ----------------------------------------------------------------------
Shares. The availability of three classes of shares to individual investors
------
permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at NAV (the "Class Y shares").

          The four classes of shares each represent an interest in the same portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class A, Class B and Class C shares and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which these Classes are subject.

          The methodology for calculating the NAV, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees,
(ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

          None of the instructions described elsewhere in the Prospectus or SAI for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

          Money Market Portfolio.  The regulations of the Comptroller of the
          ----------------------
Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of Money Market Portfolio shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

                       DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

          Valuation of Portfolio Securities.  A Portfolio's NAV is calculated
          ---------------------------------
separately for each class by dividing the total value of the assets belonging to the Portfolio attributable to a class, less the value of any class-specific liabilities charged to the Portfolio by the total number of the Portfolio's shares of that class outstanding. "Assets belonging to" a Portfolio consist of the consideration received upon the issuance of Portfolio shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of the Trust not belonging to a particular Portfolio. Assets belonging to a Portfolio are charged with the direct liabilities of the Portfolio and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of the Portfolio and the Trust's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board as to the allocation of any assets or liabilities with respect to a Portfolio are conclusive.

          Money Market Portfolio. The Money Market Portfolio uses the amortized cost method of valuation to compute the NAV of its shares for purposes of sales and redemptions. Under this method, the Portfolio values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of the portfolio security for purposes of determining NAV normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of the Portfolio's securities that are higher or lower than the market value of such securities.

          In connection with its use of amortized cost valuation, the Money Market Portfolio limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than thirteen months (397 days) (with certain exceptions). The Board has also established procedures pursuant to rules promulgated by the SEC that are intended to stabilize the Portfolio's NAV for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the Portfolio's NAV calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will consider promptly what action, if any, should be initiated. If the Board believes that the amount of any deviation from the Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the Portfolio's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.

          Fixed Income Portfolios. Substantially all Fixed Income Portfolio investments (including short-term investments) are valued each business day by one or more independent pricing services (the "Pricing Services") approved by the Board. Securities valued by the Pricing Services for which quoted bid prices in the judgment of the Pricing Services are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Pricing Services from dealers in such securities) and asked prices (as calculated by a Pricing Service based upon its evaluation of the market for such securities). Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating NAV. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of NAV does not take place contemporaneously with the determination of prices of such securities. Other investments valued by a Pricing Service are carried at fair value as determined by the Pricing Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which are not valued by a Pricing Service are carried at amortized cost, which approximate value. Other investments that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the NAV of a Fixed Income Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share NAV of each class will differ.

          Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of a Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board. The foreign currency exchange transactions of a Portfolio conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

          All cash, receivables and current payables are carried on a Portfolio's books at their face value.

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

          Equity Portfolio securities, including written covered call options, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating NAV. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of NAV does not take place contemporaneously with the determination of prices of such securities. Forward currency contracts will be valued at the current cost of offsetting the contract. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the NAV of an Equity Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share NAV of each class will differ.

          General. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (the Board will revise this discount periodically if it believes that the discount no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

          New York Stock Exchange Closings.  The holidays (as observed) on which
          --------------------------------
the New York Stock Exchange is closed currently are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                     TAXES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

          Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Portfolios. The following is only a summary of certain additional tax considerations generally affecting each Portfolio and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Portfolios or the implications to shareholders, and the discussions here and in each Portfolio's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Portfolios are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

          Qualification as a Regulated Investment Company.  Each Portfolio has
          -----------------------------------------------
elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

          If a Portfolio has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such future years. As of March 31, 1999, the EMD Portfolio, High Yield Portfolio, Money Market Portfolio, Focus List Portfolio and Balanced Portfolio had capital loss carryforwards of $780,615, $175,885, $34,543, $653,420 and $5,846, respectively, each of which expire in 2007. Under Code Sections 382 and 383, if a Portfolio has an ownership change, then the Portfolio's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Portfolio immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for May, 1999 is 4.82%). The Portfolios will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Portfolio, there can be no assurance that a Portfolio will not have, or has not already had, an ownership change. If a Portfolio has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Portfolio and will be taxable to shareholders as described under "Portfolio Distributions," below.

          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

          In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Portfolio held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Portfolio elects otherwise), generally will be treated as ordinary income or loss.

          Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending on the type of instrument at issue, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Portfolio has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Portfolios' shareholders.

          In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Portfolio involved) if (1) the asset is used to close a short sale (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a straddle (which term generally excludes a situation where the asset is stock and Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

          Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

          Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as
Section 1256 Contracts. Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that previously was recognized upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to
Section 1256 Contracts that are part of a mixed straddle with other investments of the Portfolio that are not Section 1256 Contracts.

          A Portfolio may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

          A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

          Finally, if a Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the

Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

          Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

          In addition to satisfying the requirements described above, a Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, as to each issuer, the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of each such issuer and the Portfolio does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

          If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

          Excise Tax on Regulated Investment Companies.  A 4% non-deductible
          --------------------------------------------
excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a taxable year election )). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

          Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

          Portfolio Distributions.  Each Portfolio anticipates distributing
          -----------------------
substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Portfolio from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Portfolios will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

          Ordinary income dividends paid by a Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). With respect to the Money Market Portfolio, International Equity Portfolio and the EMD Portfolio, only an insignificant portion of the Portfolio will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by the Portfolio generally will not qualify for the dividends-received deduction for corporate shareholders.

          A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Portfolio's disposition of domestic qualified small business stock will be subject to tax.

          Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

          Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ( AMTI ) over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from a Portfolio into account (without a dividends-received deduction) in determining their adjusted current earnings.

          Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known: If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Portfolio may elect to pass through to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

          Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

          Distributions by a Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

          Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made.
However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

          Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or is an exempt recipient (such as a corporation).

          Sale or Redemption of Shares.  The Prime Money Market Portfolio seeks
          ----------------------------
to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Portfolios will be able to maintain such value. If the net asset value varies from $1.00 per share, and for all the Portfolios other than the Prime Money Market Portfolio, a shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

          If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

          Foreign Shareholders.  Taxation of a shareholder who, as to the United
          --------------------
States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ( foreign shareholder ), depends on whether the income from a Portfolio is effectively connected with a U.S. trade or business carried on by such shareholder.

          If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Equity Portfolio, S&P STARS Portfolio or Focus List Portfolio may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Portfolio's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

          If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

          Effect of Future Legislation, State and Local Tax Considerations.  The
          ----------------------------------------------------------------
foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

          Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.

                      DIVIDENDS -- MONEY MARKET PORTFOLIO

          The Money Market Portfolio's net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Portfolio and the general expenses (e.g. legal, accounting and trustees' fees) of the Trust prorated to the Portfolio on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Portfolio investors.

          The Trust uses its best efforts to maintain the NAV of the Money Market Portfolio at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Portfolio, the Portfolio's NAV may fall below $1.00.

                            PORTFOLIO TRANSACTIONS

          Information in this section relating to the portfolio turnover of, and brokerage commissions paid by, the EMD Portfolio as of March 31, 1999 represent the portfolio turnover of, and brokerage commissions paid by, the Portfolio's predecessor, the Emerging Markets Debt Portfolio, a series of BSIT.

          Money Market Portfolio. Subject to the general control of the Board, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Money Market Portfolio. The Adviser purchases portfolio securities for the Portfolio either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, the Adviser seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Trust with research advice or other services.

          The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Portfolio prior to their maturity at their original costs plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if the Adviser believes that the Portfolio's anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged and may in the future charge a higher price for commercial paper where they undertake to repurchase prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by the Portfolio on the commercial paper. The Board has authorized the Adviser to pay a higher price for commercial paper where it secures such an undertaking if the Adviser believes that the prepayment privilege is desirable to assure the Portfolio's liquidity and such an undertaking cannot otherwise be obtained.

          Investment decisions for the Money Market Portfolio are made independently from those for another of the other Portfolios or other investment company series or accounts managed by the

Adviser. Such other accounts may also invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other accounts, transactions are averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each account, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts in order to obtain best execution.

          The Money Market Portfolio will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with Bear Sterns or the Adviser or any of their affiliated persons (as defined in the 1940 Act), except as permitted by the SEC. In addition, with respect to such transactions, securities, deposits and agreements, the Portfolio will not give preference to service providers with which the Portfolio enters into agreements.

          The Money Market Portfolio may seek profits through short-term trading. The Portfolio's annual portfolio turnover will be relatively high, but brokerage commissions are normally not paid on money market instruments and the Portfolio turnover is not expected to have a material effect on its net income. The Portfolio's turnover rate is expected to be zero for regulatory reporting purposes.

          Fixed Income Portfolios. BSAM assumes general supervision over placing orders on behalf of each Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Fixed Income Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fixed Income Portfolios for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Fixed Income Portfolio transactions are allocated to various dealers by its portfolio managers in their best judgment.

          Equity Portfolios. The Adviser assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in the Adviser's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Adviser's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and the Adviser's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of the Adviser to a Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

          Such supplemental information may be useful to the Adviser in serving each Equity Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to each Equity Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Adviser being engaged simultaneously in the purchase or sale of the same security. Certain of the Adviser's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to each Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

          Portfolio Turnover. Portfolio turnover may vary from year to year as well as within a year. The following table shows the portfolio turnover rate for each Portfolio for the last three fiscal years ended March 31.

---------------------------------------------------------------------------------------------------------------
                                      1999                         1998                         1997
---------------------------------------------------------------------------------------------------------------
Income                                107%                         245%                         263%
---------------------------------------------------------------------------------------------------------------
High Yield                            102%                         140%*                         N/A
---------------------------------------------------------------------------------------------------------------
EMD                                    82%                         129%                         223%
---------------------------------------------------------------------------------------------------------------
S&P STARS                              76%                         173%                         220%
---------------------------------------------------------------------------------------------------------------
Insiders Select Fund                  100%                         116%                         128%
---------------------------------------------------------------------------------------------------------------
Large Cap                              38%                          62%                         137%
---------------------------------------------------------------------------------------------------------------
Small Cap                              84%                          90%                          57%
---------------------------------------------------------------------------------------------------------------
Focus List                             84%                          29%**                        N/A
---------------------------------------------------------------------------------------------------------------
Balanced                               46%                          13%**                        N/A
---------------------------------------------------------------------------------------------------------------
International Equity                  115%                           3%**                        N/A
---------------------------------------------------------------------------------------------------------------

*    From January 2, 1998 (commencement of investment operations) to March 31,
     1998.
** From December 27, 1997 (commencement of investment operations) to March 31, 1998.

          In periods in which extraordinary market conditions prevail, the Adviser will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of the Adviser, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided (i) the Board has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

          The following table shows the total brokerage commissions that each Portfolio paid during the last three fiscal years ended March 31 (including the amount paid to Bear Stearns) For the fiscal year ended March 31, 1999, the table also shows the percentage of total commissions paid to Bear Stearns and commissions paid as a percentage of total transactions. No brokerage commissions were paid by the Money Market or Income Portfolios for the following periods.

                                                    1999                             1998                1997
---------------------------------------------------------------------------------------------------------------------
                                                 % paid to       % of total
                                               Bear Stearns     transactions
---------------------------------------------------------------------------------------------------------------------
High Yield
  Total                         $   3,600                                          $       0                   N/A
  -----                         ---------
  (Paid to Bear Stearns)            ($900)         25.00%             0.44%              ($0)
---------------------------------------------------------------------------------------------------------------------------
EMD
  Total                         $   2,972                                          $       0            $        0
  -----
  (Paid to Bear Stearns)              ($0)             0%             0.26%              ($0)                  ($0)
---------------------------------------------------------------------------------------------------------------------------
S&P STARS
  Total                         $ 780,970                                          $ 521,114            $  474,679
  -----
  (Paid to Bear Stearns)        ($500,570)         64.10%             0.18%        ($305,271)            ($368,764)
---------------------------------------------------------------------------------------------------------------------------
Insiders Select
  Total                         $ 161,821                                          $  59,364            $   39,790
  -----
  (Paid to Bear Stearns)         ($15,902)          9.83%             0.19%         ($12,445)              ($8,925)
---------------------------------------------------------------------------------------------------------------------------
Large Cap
  Total                         $  23,164                                          $  26,799            $   59,523
  -----
  (Paid to Bear Stearns)          ($1,602)          6.92%             0.14%            ($522)              ($1,300)
---------------------------------------------------------------------------------------------------------------------------
Small Cap
  Total                         $ 120,832                                          $ 302,476            $  102,411
  -----
  (Paid to Bear Stearns)          ($3,540)          2.93%             0.27%          ($1,728)              ($9,000)
---------------------------------------------------------------------------------------------------------------------------
Focus List
  Total                         $  23,472                                          $   8,274*                  N/A
  -----
  (Paid to Bear Stearns)         ($23,472)        100.00%             0.16%          ($8,238)
---------------------------------------------------------------------------------------------------------------------------
Balanced
  Total                         $  12,605                                          $   5,528*                  N/A
  -----
  (Paid to Bear Stearns)          ($5,688)         45.12%             0.16%          ($2,598)
---------------------------------------------------------------------------------------------------------------------------
International Equity
  Total                         $  67,305                                          $  16,474*                  N/A
  -----
  (Paid to Bear Stearns)            ($259)          0.38%             0.24%              ($0)
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

* From December 29, 1997 (commencement of investment operations) to March 31, 1998.


          The following table shows the percentage of commissions for which a Portfolio received research services during the fiscal year ended March 31, 1999.

                                       1999
------------------------------------------------
  S&P STARS                            20%
------------------------------------------------
  Insiders Select Fund                 83%
------------------------------------------------
  Large Cap                            66%
------------------------------------------------
  Small Cap                            87%
------------------------------------------------
  Focus List                            0%
------------------------------------------------
  Balanced                             14%
------------------------------------------------
  International Equity                 80%
------------------------------------------------

* From December 27, 1997 (commencement of investment operations) to March 31, 1998.


                            PERFORMANCE INFORMATION

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Risk/Return Summary -- Performance." Performance information in this section relating to the EMD Portfolio as of March 31, 1999 represents the performance information of the Portfolio's predecessor, the Emerging Markets Debt Portfolio, a series of BSIT.

          Money Market Portfolio. The "yield" and "effective yield" of the Money Market Portfolio are calculated separately for each class of shares and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares in the Portfolio is calculated by determining the net change in the value of a hypothetical preexisting account in the Portfolio having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Portfolio includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size, but not include gains and losses or realized appreciation and depreciation.

          In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) with respect to each class of a Portfolio's shares by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

          Similarly, based on calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

          From time to time, in advertisements or in reports to investors, the Money Market Portfolio's yield may be quoted and compared to that of other money market funds or accounts with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the IBC Money Fund Average, which is an average compiled by IBC MONEY FUND REPORT(R) of Holliston, Massachusetts 01746, a widely-recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          The Money Market Portfolio's yield will fluctuate, and any quotation of yield should not be considered as indicative of its future performance.
Since yields fluctuate, yield data cannot necessarily be used to compare an investment in Portfolio shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by banks with respect to customer accounts investing in shares of the Portfolio will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

          Current Yield. The current yield for each class reflects the waiver and reimbursement of certain fees and expenses by the investment adviser. The current yield of a Fixed Income Portfolio is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD =2[(a - b + 1)6 - 1]
                    -----
                    cd

          Where:

          a    = dividends and interest earned during the period.
          b    = expenses accrued for the period (net of reimbursements).
          c    = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d    = the maximum offering price per share on the last day of the period.

          The following table shows the current yield for the 30-day period ended March 31, 1999 for each class of shares of the Fixed Income Portfolios, with and without waivers.

                          Income                      High Yield                          EMD
---------------------------------------------------------------------------------------------------------------
               With waivers      Without       With waivers      Without       With waivers      Without
                                 waivers                         waivers                         waivers
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class A                5.90%           2.78%           9.51%           8.73%          12.68%           6.14%
---------------------------------------------------------------------------------------------------------------
Class B                5.40%           2.11%           9.30%           8.49%          12.00%           5.46%
---------------------------------------------------------------------------------------------------------------
Class C                5.40%           2.11%           9.30%           8.49%          12.00%           5.46%
---------------------------------------------------------------------------------------------------------------
Class Y                6.40%           3.11%             N/A             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------------

          Average annual total return of each Portfolio for the 1-, 5-, and 10-year periods (or for periods of the Portfolio's operations) would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P(1+T)/n/ = ERV

          Where

          P    = a hypothetical initial payment of $1,000.
          T    = average annual total return.
          n    = number of years.
          ERV  = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

          A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

          Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's NAV (maximum offering price in the case of Class A) per share at the beginning of a stated period from the NAV at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the NAV (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the NAV at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.

                                CODE OF ETHICS

          BSAM, the Sub-Adviser (collectively the "Advisers") and the Trust, on behalf of each Portfolio, has adopted a Code of Ethics, that establishes standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. Under each Adviser's Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Advisers, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account or for any account in which he or she has any direct or indirect beneficial interest, without prior approval by the Trust or the applicable Adviser, as the case may be, or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by each Portfolio; and (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by each Portfolio without prior approval by the Trust or the applicable Adviser, as the case may be. Certain transactions are exempt from item (1) of the previous sentence, including: (1) in the case of BSAM's Code of Ethics, any securities transaction, or series of related transactions, involving 500 or fewer shares of
(i) an issuer with an average monthly trading volume of 100 million shares or more, or (ii) an issuer that has a market capitalization of $1 billion or greater; and (2) transactions in exempt securities or the purchase or sale of securities purchased or sold in exempt transactions.

          The Code of Ethics specifies that access persons shall place the interests of the shareholders of each Portfolio first, shall avoid potential or actual conflicts of interest with each Portfolio, and shall not take unfair advantage of their relationship with each Portfolio. Under certain circumstances, the Adviser to each Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons of BSAM are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. Access persons of the Sub-Adviser are required to preclear securities transactions for all non-exempt securities and transactions. An access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Trust, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by each Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                          INFORMATION ABOUT THE TRUST

          S&P STARS Portfolio.

          BSAM has the right to use the S&P, Standard & Poor's and STARS trademarks for a fee in connection with the management of mutual funds and access to STARS through S&P's publicly available subscription service. Bear Stearns and S&P entered into a License Agreement dated October 1, 1994 that, among other things, (i) grants Bear Stearns the non-exclusive right to use certain of S&P's proprietary trade names and trademarks for investment companies based, in whole or in part, on the STARS System, (ii) gives S&P the right to terminate the Agreement if Bear Stearns breaches its material terms, S&P ceases to publish STARS, legislative or regulatory changes negatively affect S&P's ability to license its trade names or trademarks, or certain litigation, (iii) provides that Bear Stearns will pay to

S&P annual license fees based on a percentage of the net assets of any investment companies subject to the Agreement and (iv) provides for a partial reduction of the license fees to offset certain marketing expenses incurred by Bear Stearns in connection with the Portfolio.

          STARS is the centerpiece of OUTLOOK, S&P's flagship investment newsletter that has a high net worth readership of 25,000 weekly subscribers. STARS reaches more than 74,000 brokers and investment professionals on their desktop computers through MarketScope, S&P's on-line, real-time equity
                          -----------
evaluation service, which is accessed more than one million times daily.

          S&P has more than 130 years' experience in providing financial information and analysis, offers more than 60 products and employs more than 50 experienced equity analysts. These analysts consider fundamental factors that are expected to impact growth, including industry and macroeconomic conditions and a company's operations, balance sheet, ability to finance growth, competitive market advantages, earnings per share growth and strength of management.

          "Standard & Poor's(R)," "S&P(R)," and "STARS(R)" are trademarks of Standard & Poor's and have been licensed for use by Bear Stearns. The S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by S&P.

          Focus List Portfolio.

          The Adviser may be prohibited from buying an attractive stock in the Focus List for legal reasons and thus miss an investment opportunity.

          Current members of the Focus List Committee are Kathryn Booth and Elizabeth Mackay, CFA. Ms. Booth is the Director of Global Equity Research and a Senior Managing Director of Bear Stearns. She is a member of the Investment Committee and co-chairperson of the Stock Selection Committee. Ms. Booth also manages the Bear Stearns research department's Model Portfolio. Ms. Mackay is a Managing Director and the Chief Investment Strategist for Bear Stearns. Her focus is domestic financial markets. Ms. Mackay determines Bear Stearns' overall asset allocation and advises on market trends and specific investment themes.

          General.

          The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes-Class A, B, C and Y. Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shareholders will vote in the aggregate and not by class, except as otherwise required by law. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which the Adviser believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio.

          As discussed under "Management of the Trust," each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Board has authorized the creation of eleven Portfolios. All consideration received by the Trust for shares of a Portfolio and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, a Portfolio (and as to classes within the Portfolio) are treated separately from those of the other Portfolios (and classes). The Trust has the ability to create, from time to time, new Portfolios without shareholder approval.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The term "majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

          The Trust will send annual and semi-annual financial statements to all its shareholders.

          As of July 2, 1999, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of Portfolio shares. Unless otherwise noted, the Trust believes that the following information reflects record ownership only. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio. Accordingly, Bear Stearns may be deemed to be a control person of the following Portfolio classes, because it beneficially owns more than 25% of that Portfolio class's voting securities: Balanced Portfolio, Class B and C; and International Equity Portfolio, Class B and C.

Portfolio and class                   Name and address                                Percentage
                                                                                      owned
--------------------------------------------------------------------------------------------------------
Money Market Portfolio,               Bear Stearns Securities Corp.                   19.93%
Class Y                               FBO FBO 049-4 1205-12
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                   15.94%
                                      FBO FBO 049-41206-11
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Custodial Trust Company                         12.43%
                                      101 Carnegie Center
                                      Princeton, NJ 08540
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    6.97%
                                      FBO FBO 320-17266-13
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    6.09%
                                      FBO 0494122013
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
Income Portfolio, Class A             Bear Stearns Securities Corp.                   17.49%
                                      FBO 051-29339-12
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Dorothy J. Pintar                                5.65% (beneficial
                                      140 Country View Drive                          ownership)
                                      Robinson Twp, PA 15136-1251

--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    5.29%
                                      FBO 051-26459-12
                                      1 Metrotech Center North
                                      Brooklyn, NY 11291-3859
--------------------------------------------------------------------------------------------------------
Income Portfolio, Class B             Bear Stearns Securities Corp.                   13.59%
                                      FBO 130-45003-15
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      First Albany Corporation                        11.25%
                                      A C 5976-5265                                   (beneficial
                                      FBO James A. Moran Jr.                          ownership)
                                      30 South Pearl Street
                                      Albany, NY 12207
--------------------------------------------------------------------------------------------------------

                                      Wexford Clearing Services Corp. FBO              5.30% (beneficial
                                      Enid M. Frandzel Trustee                        ownership)
                                      Frandzel Family Trust
                                      UA DTD 03/07/96
                                      22960 Cass Avenue
                                      Woodland Hills, CA 91364-3917

--------------------------------------------------------------------------------------------------------
Income Portfolio, Class C             Bear Stearns Securities Corp.                    8.56%
                                      FBO 498-00055-18
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    5.40%
                                      FBO 498-00056-17
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
Income Portfolio, Class Y             Bear Stearns Securities Corp.                   15.79%
                                      FBO 049-40863-17
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                   11.59%
                                      FBO FBO 049-40503-13
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                   11.32%
                                      FBO FBO 051-98474-12
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    9.93%
                                      FBO 051-35282-16
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    9.18%
                                      FBO 046-03216-15
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    6.56%
                                      FBO 049-40716-16
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------

High Yield Portfolio, Class A         Mark Pinto                                       9.42%
                                      Trust Fox & Co                                  (beneficial
                                      DTD 12/16/67                                    ownership)
                                      P.O. Box 976
                                      New York, NY 10268
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    7.18%
                                      FBO 220-23312-17
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
High Yield Portfolio, Class C         Bear Stearns Securities Corp.                    6.19%
                                      FBO 720-57204-15
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
EMD Portfolio, Class A                Bear Stearns Securities Corp.                   12.79%
                                      FBO 220-23312-17
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Northern Trust Co.                               9.20%
                                      FBO HFLP
                                      PO Box 92956
                                      Chicago, IL 60675
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    7.68%
                                      FBO 820-11116-17
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                    7.53%
                                      FBO 102-00500-25
                                      1 Metrotech Center North
                                      Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------------
                                      Charles Schwab & Co. Inc.                        5.36%
                                      FBO Spec. A/C. for Benefit of Customers,
                                      Attn: Mutual Funds
                                      101 Montgomery Street
                                      San Francisco, CA 94104
--------------------------------------------------------------------------------------------------------
EMD Portfolio, Class B                Lewco Securities Corp.                          11.57%
                                      FBO AC. H10-684246-1-01
                                      34 Exchange Place, 4th Floor
                                      Jersey City, NJ 07311
--------------------------------------------------------------------------------------------------------

                                      Dain Rauscher Custodian                         5.32% (beneficial
                                      Paul C. Goldsmith                               ownership
                                      A/C. 3608-2770
                                      Rollover IRA Account
                                      10 Kent Way
                                      Mill Valley, CA 94941

                                      Dain Rauscher Inc. FBO                          5.53% (beneficial
                                      Wilbert E. Kellner Trustee                      ownership)
                                      The Wilbert E. Kellner Trust
                                      U A DTD 07-26-1990
                                      863 Oracle Oak
                                      Sunnyvale, CA  94086

--------------------------------------------------------------------------------------------------------
S&P STARS Portfolio, Class Y          Custodial Trust Company                        79.98%
                                      Attn: Jonathan Brown Acct./Ctrl
                                      101 Carnegie Center
                                      Princeton, NJ  08540
--------------------------------------------------------------------------------------------------------
Insiders Select Fund, Class Y         Bear Stearns Securities Corp.                  10.67%
                                      FBO 048-33878-17
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                   8.10%
                                      FBO 722-90359-15
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                   5.62%
                                      FBO 748-51026-15
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                   5.50%
                                      FBO 048-151146-28
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                   5.01%
                                      FBO 748-51683-19
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
Large Cap Portfolio, Class A          Bear Stearns Securities Corp.                  18.79%
                                      FBO 200-40406-10
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------

Large Cap Portfolio, Class B          Raymond James Assoc. Inc. CSDN                  7.71% (beneficial
                                      Larry A. Lafranchi IRA                          ownership)
                                      14 Wabanaki Way
                                      Andover, MA  01810

--------------------------------------------------------------------------------------------------------
                                      Raymond James Assoc. Inc. CSDN                  5.46% (beneficial
                                      Edward D. Walsh Jr. IRA                         ownership)
                                      6 Standish Circle
                                      Andover, MA  01810
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp.                   5.14%
                                      FBO 905-98627-15
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
Large Cap Portfolio, Class C          Bear Stearns Securities Corp                    7.12%
                                      FBO 220-43167-11
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
Large Cap Value, Class Y              Strafe & Co. FAO Trust                         15.91%
                                      FBO Danielle Young                              (beneficial
                                      DTD 8/21/90 6863471800                          ownership)
                                      PO Box 160
                                      Westerville, OH  43086
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    7.91%
                                      FBO FBO 049-40503-13
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    7.29%
                                      FBO 051-37142-12
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    6.03%
                                      FBO 049-41202-15
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    5.97%
                                      FBO FBO 039-54877-13
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------

Small Cap Portfolio, Class Y          Custodial Trust Company                        24.12%
                                      Attn: Jonathan Brown Acct/Cntrl
                                      101 Carnegie Center
                                      Princeton, NJ  08540
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    8.89%
                                      FBO 049-40880-16
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
Focus List Portfolio, Class A         Bear Stearns Securities Corp                    8.32%
                                      FBO 001-00279-10
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
Focus List Portfolio, Class B         Bear Stearns Securities Corp                   14.09%
                                      FBO 001-00279-10                                (beneficial
                                      1 Metrotech Center North                        ownership)
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Ed Blakey Investments LLC                      10.61%
                                      1314 Bay Ridge Drive                            (beneficial
                                      Benton, LA  71006-3482                          ownership)


--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    5.43%
                                      FBO 610-49812-19
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
Focus List Portfolio, Class C         Bear Stearns Securities Corp                   18.80%
                                      FBO 001-00279-10                                (beneficial
                                      1 Metrotech Center North                        ownership)
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
Balanced Portfolio, Class A           Bear Stearns Securities Corp                   17.06%
                                      FBO 051-26132-17
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                   16.07%
                                      FBO 028-29991-19
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                   15.27%
                                      FBO 001-00315-16                                (beneficial
                                      1 Metrotech Center North                        ownership)
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------

Balanced Portfolio, Class B           Bear Stearns Securities Corp                   33.72%
                                      FBO 001-00315-16                               (beneficial
                                      1 Metrotech Center North                       ownership)
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
Balanced Portfolio, Class C           Bear Stearns Securities Corp                   48.00%
                                      FBO 001-00315-16                               (beneficial
                                      1 Metrotech Center North                       ownership)
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      First Clearing Corporation                     12.90%
                                      A C 4113-3712
                                      Joe A. Dewberry
                                      4265 County Road 268
                                      Five Points, AL  36855-2801
--------------------------------------------------------------------------------------------------------
Balanced Portfolio Class Y            Bear Stearns Securities Corp                   18.08%
                                      FBO 049-40122-14
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                   13.94%
                                      FBO 049-40474-18
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                   13.75%
                                      FBO 051-32810-14
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                   10.48%
                                      FBO 049-40526-16
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    9.93%
                                      FBO 051-37445-16
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    8.74%
                                      FBO FBO 051-37549-11
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------

International Equity Portfolio,       Bear Stearns Securities Corp                   24.76%
 Class A                              FBO 037-13145-19
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859

--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                   17.13% (beneficial
                                      FBO 001-00317-14                               ownership)
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                   12.88%
                                      FBO 049-40985-10
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    9.35%
                                      FBO 049-40880-16
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    8.19%
                                      FBO 226-00040-11
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
                                      Bear Stearns Securities Corp                    5.62%
                                      FBO 037-13788-11
                                      1 Metrotech Center North
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
International Equity Portfolio,       Bear Stearns Securities Corp                    59.57%
 Class B                              FBO 001-00317-14                                (beneficial
                                      1 Metrotech Center North                        ownership)
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------
International Equity Portfolio,       Bear Stearns Securities Corp                    65.73%
 Class C                              FBO 001-00317-14                                (beneficial
                                      1 Metrotech Center North                        ownership)
                                      Brooklyn, NY  11201-3859
--------------------------------------------------------------------------------------------------------

              CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT,
                        COUNSEL AND INDEPENDENT AUDITORS

          CTC, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the custodian for each Portfolio other than the EMD Portfolio. Under a custody agreement, CTC holds each Portfolio's securities and keeps all necessary accounts and records. For its services, each Portfolio pays CTC an annual fee of the greater of 0.015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges that are payable monthly.

          Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the EMD Portfolio's securities and cash and also maintains the Portfolio's accounting records. Brown Brothers Harriman & Co. has appointed sub-custodians from time to time to hold certain securities purchased by the Portfolio in foreign countries and to hold cash and currencies for the Portfolio.

          PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC participates in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.

          Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Trust.

          Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, are the independent auditors of the Trust.

                              FINANCIAL STATEMENTS

          The Trust's annual report to shareholders, and the annual report of BSIT, with respect to the EMD Portfolio, for the fiscal year ended March 31, 1999 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this SAI.

                                   APPENDIX

          The following describes ratings assigned to debt securities by S&P, Moody's, Fitch IBCA, Duff and Thomson BankWatch.

S&P Bond Ratings

          AAA.  Bonds rated AAA have the highest rating assigned by S&P.
          ---
Capacity to pay interest and repay principal is extremely strong.

          AA.   Bonds rated AA have a very strong capacity to pay interest and
          --
repay principal and differ from the highest rated issues only in small degree.

          A.    Bonds rated A have a strong capacity to pay interest and repay
          -
principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

          BBB.  Bonds rated BBB are regarded as having an adequate capacity to
          ---
pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC and C.  Debt rated in these categories is regarded, on
          --------------------
balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          CI.   The rating CI is reserved for income bonds on which no interest
          --
is being paid.

          D.    Debt rated D is in payment default. The D rating category is
          -
used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

          A-1.  The designation A-1 indicates that the degree of safety
          ---
regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

          A-2.  Capacity for timely payment on issues with an A-2 designation is
          ---
strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Bond Ratings

          Aaa.  Bonds rated Aaa are judged to be of the best quality.  They
          ---
carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa.   Bonds rated Aa are judged to be of high quality by all
          --
standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A.    Bonds rated A possess many favorable investment attributes and
          -
are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa.  Bonds rated Baa are considered as medium grade obligations,
          ---
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba.   Bonds that are rated Ba are judged to have speculative elements.
          --
Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B.    Bonds that are rated B generally lack characteristics of the
          -
desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa.  Bonds which are rated Caa are of poor standing. Such is- sues
          ---
may be in default or there may be present elements of danger with respect to principal or interest.

          Ca.   Bonds which are rated Ca represent obligations which are
          --
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C.    Bonds which are rated C are the lowest rated class of bonds and
          -
issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

          P-1.  The rating Prime-1 (P-1) is the highest commercial paper rating
          ---
assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          P-2.  Issuers (or relating supporting institutions) rated Prime-2
          ---
(P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch IBCA International Credit Ratings

          Fitch IBCA's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long- and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

          International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

          Fitch IBCA International Long-Term Credit Ratings

          Investment Grade
          ----------------

          AAA  Highest credit quality. `AAA' ratings denote the lowest
          ---
expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA   Very high credit quality. `AA' ratings denote a very low
          --
expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A    High credit quality. `A' ratings denote a low expectation of
          -
credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB  Good credit quality. `BBB' ratings indicate that there is
          ---
currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          Speculative Grade
          -----------------

          BB   Speculative, "BB' ratings indicate that there is a possibility of
          --
credit risk developing particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B    Highly speculative, `B' ratings indicate that significant credit
          -
risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC, CC, C  High default risk.  Default is a real possibility.
          ----------
Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some king appears probable. `C' ratings signal imminent default.

          DDD, DD, and D  Default.  The ratings of obligations in this category
          --------------
are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

          Fitch IBCA International Short-Term Credit Ratings

          A short term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1  Highest credit quality.  Indicates the strongest capacity for
          --
timely payment of financial commitments; they may have an added "+" to denote any exceptionally strong credit feature.

          F2  Good credit quality.  A satisfactory capacity for timely payment
          --
of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3  Fair credit quality.  The capacity for timely payment of financial
          --
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B  Speculative.  Minimal capacity for timely payment of financial
          -
commitments, plus vulnerability to near-term adverse changes in financial and economic obligations.

          C  High default risk.  Default is a real possibility.  Capacity for
          -
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D  Default.  Denotes actual or imminent payment default.
          -

          Notes:

          "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

          `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

          `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

Duff Bond Ratings

          AAA.  Bonds rated AAA are considered highest credit quality.  The risk
          ---
factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA.  Bonds rated AA are considered high credit quality.  Protection
          --
factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A.  Bonds rated A have protection factors which are average but
          -
adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB.  Bonds rated BBB are considered to have below average protection
          ---
factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB, B, CCC, DD, and DP.  Debt that possesses one of these ratings is
          ----------------------
considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and may be in default or have considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Duff Commercial Paper Ratings

          Duff-1.  The rating Duff-1 is the highest commercial paper rating
          ------
assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

          Duff-2.  Paper rated Duff-2 is regarded as having good certainty of
          ------
timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

Thomson BankWatch Bond Ratings

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the two highest rating categories used by Thomson BankWatch for long-term debt ratings:

          AAA.  This designation represents the highest category assigned by
          ---
Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

          AA.  This designation indicates a superior ability to repay principal
          --
and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          A.  The designation indicates the ability to repay principal and
          -
interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BBB.  The lowest investment-grade category; indicates an acceptable
          ---
capacity to repay principal and interest. "BBB" issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BB.  While not investment grade, the "BB" rating suggests that the
          --
likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

          B.  Issues rated "B" show a higher degree of uncertainty and therefore
          -
greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

          CCC.  Issues rated "CCC" clearly have a high likelihood of default,
          ---
with little capacity to address further adverse changes in financial circumstances.

          CC.  "CC" is applied to issues that are subordinate to other
          --
obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

          D.  In default
          -

          PLUS (+) or MINUS (-).  The ratings may include a plus or minus sign
          ---------------------
designation which indicates where within the respective category the issue is placed.

Thomson BankWatch Short-Term Ratings

          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less. The following summarizes the two highest ratings used by Thomson
BankWatch:

          TBW-1.  This designation represents Thomson BankWatch's highest rating
          -----
category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          TBW-2.  This designation indicates that while the degree of safety
          -----
regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                            THE BEAR STEARNS FUNDS
                           PART C. OTHER INFORMATION
                           -------------------------

Item 23.    Exhibits
            --------

            EX-99.B1(a)    Agreement and Declaration of Trust./1/

            EX-99.B1(b)    Amendment to Agreement and Declaration of Trust./1/

            EX-99.B2       By-Laws./1/

            EX-99.B3       None.

            EX-99.B4(a)    Investment Advisory Agreement between Registrant and
                           Bear Stearns Asset Management Inc. ("BSAM"), with respect to the Large Cap Value Portfolio, Small Cap
                           Value Portfolio and Income Portfolio./1/

            Ex-99.B4(b)    Investment Advisory Agreement between Registrant and
                           BSAM with respect to The Insiders Select Fund./1/

            Ex-99.B4(c)    Investment Advisory Agreement between Registrant and
                           BSAM, with respect to the Focus List Portfolio./2/

            Ex-99.B4(d)    Investment Advisory Agreement between Registrant and
                           BSAM, with respect to the S&P STARS Portfolio./2/

            EX-99.B4(e)    Investment Advisory Agreement between Registrant and
                           BSAM, with respect to the Prime Money Market
                           Portfolio./2/

            EX-99.B4(f)    Investment Advisory Agreement between Registrant and
                           BSAM, with respect to the Balanced Portfolio, High
                           Yield Total Return Portfolio and International Equity
                           Portfolio./2/

            EX-99.B4(g)    Sub-Investment Advisory Agreement between BSAM and
                           Marvin & Palmer Associates, Inc., with respect to the
                           International Equity Portfolio./3/

            EX-99.B5(a)    Distribution Agreement between Registrant and Bear,
                           Stearns & Co. Inc./3/

            EX-99.B5(b)    Dealer Agreement./2/

            EX-99.B6       None.

            EX-99.B7 Custody Agreements between Registrant and Custodial Trust Company./1/

            EX-99.B8(a)    Administration Agreement between Registrant and BSAM.
                           /1/

/1/ Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed electronically on November 9, 1995, accession number 0000950130-95-002359.

/2/ Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed electronically on May 14, 1999, accession number 0000950130-99-002992.

/3/ Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed electronically on July 28, 1998, accession number 0000922423-98-000722.

            EX-99.B8(b)      Administrative Services Agreement, as amended,
                             between Registrant and PFPC Inc./1/

            EX-99.B9(a)      Opinion of Kramer Levin Naftalis & Frankel LLP./3/

            EX-99.B9(b)      Opinion and consent of Kramer Levin Naftalis &
                             Frankel LLP relating to the legality of the shares of the Emerging Markets Debt Portfolio.

            EX-99.B9(c)      Opinion of Goodwin, Procter and Hoar LLP,
                             Massachusetts counsel to Registrant, relating to the legality of the shares of the Emerging Markets
                             Debt Portfolio.

            EX-99.B10        Consent of Deloitte & Touche LLP.

            EX-99.B11        None.

            EX-99.B12        None.

            Ex-99.B13(a)     Amended and Restated Distribution Plan for Class A,
                             B and C shares of S&P STARS Portfolio, Large Cap
                             Value Portfolio, Small Cap Value Portfolio, Income
                             Portfolio, The Insiders Select Fund, Focus List
                             Portfolio, Balanced Portfolio, High Yield Total
                             Return Portfolio and International Equity
                             Portfolio./2/

            Ex-99.B13(b)     Shareholder Servicing Plan for Class A, B and C
                             shares of S&P STARS Portfolio, Large Cap Value
                             Portfolio, Small Cap Value Portfolio, Income
                             Portfolio, The Insiders Select Fund, Focus List
                             Portfolio, Balanced Portfolio, High Yield Total
                             Return Portfolio and International Equity
                             Portfolio./2/

            EX-99.B14        Financial Data Schedules.

            EX-99.B15        Rule 18f-3 Plan, as revised./2/

            Other Exhibits:

            EX-99.A          Certificate of Corporate Secretary./1/

            EX-99.B          Powers of Attorney of Michael Minikes, Peter M.
                             Bren, Alan J. Dixon, John R. McKernan, Jr. and M.B. Oglesby, Jr./2/

Item 24.    Persons Controlled by or Under Common Control with the Trust
            ------------------------------------------------------------

            Not Applicable

Item 25.    Indemnification
            ---------------

            Reference is made to Article VIII of Registrant's Agreement and Declaration of Trust (filed as an exhibit to Post-Effective Amendment No. 7 filed electronically on November 9, 1995). The application of these provisions is limited by Article 10 of Registrant's By-Laws (filed as Exhibit 2 to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference) and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference also is made to the Distribution Agreement previously filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed electronically on July 28, 1998.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Registrant is fulfilling the requirement of this Item 26 to provide a list of the officers and directors of BSAM, the investment adviser of Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BSAM or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by BSAM (SEC File No. 801-29862).

Item 27.  Principal Underwriters
          ----------------------

          (a) Bear, Stearns & Co. Inc. ("Bear Stearns") acts as principal underwriter or depositor for the following investment companies:

          1.   Bear Stearns Investment Trust -- Emerging Markets Debt Portfolio

          2.   Managed Securities Plus Fund, Inc.

          (b) Set forth below is a list of each executive officer and director of Bear Stearns. All Directors and Executive Officers are also Senior Managing Directors. The principal business address of each such person is 245 Park Avenue, New York, New York 10167, except as set forth below.

Name                         Positions and Offices with Bear Stearns
----                         ---------------------------------------
Directors
---------
Alan C. Greenberg            Chairman of the Board/ Chairman of the Executive
                             Committee
E. John Rosenwald Jr.        Vice Chairman
Michael L. Tarnopol          Vice Chairman
James E. Cayne               President/Chief Executive Officer
Mark E. Lehman               Vice Chairman
Alan D. Schwartz             Executive Vice President
William J. Montgoris         Chief Operating Officer
Warren J. Spector            Executive Vice President
Michael Minikes*             Treasurer
Samuel L. Molinaro Jr.       Chief Financial Officer/ Senior Vice President -
                             Finance
Denis A. Bovin
Peter D. Cherasia

_______________________

*  Mr. Minikes is also Chairman of the Board of Trustees of Registrant.

Ralph R. Cioffi
Barry J. Cohen
Wendy L. de Monchaux
Bruce E. Geismar
Richard Harriton
Daniel L. Keating
John Knight
David A. Liebowitz
Bruce M. Lisman
Roland N. Livney
Jeffrey Mayer
Gary M. McLoughlin
Donald R. Mullen Jr.
Fares D. Noujaim
Craig M. Overlander
Stephen E. Raphael
Richard B. Sachs
David M. Solomon
Robert M. Steinberg
Donald W. Tang
Michael J. Urfirer
Eli Wachtel
Michael Winchell
Uzi Zucker
John H. Slade                Director Emeritus



Name                         Positions and Offices with Bear Stearns
----                         ---------------------------------------
Executive Officers
------------------
Alan C. Greenberg            Chairman of the Board/ Chairman of the Executive Committee
James E. Cayne               Chief Executive Officer/President
William J. Montgoris         Chief Operating Officer
Mark E. Lehman               Executive Vice President/ General Counsel/Chief Legal Officer
Alan D. Schwartz             Executive Vice President
Warren J. Spector            Executive Vice President
Kenneth L. Edlow             Secretary
Michael Minikes *            Treasurer
Michael J. Abatemarco  **    Controller/Assistant Secretary
Samuel L. Molinaro, Jr.      Chief Financial Officer/ Senior Vice President - Finance
Frederick B. Casey           Assistant Treasurer
Stephen A. Bornstein +       Assistant Secretary

Item 28.   Location of Accounts and Records
           --------------------------------

     1.    Bear Stearns Funds Management Inc.
           575 Lexington Avenue
           New York, New York  10022
           (records relating to operations of Registrant)

________________________

** Mr. Abatemarco's principal business address is 1 Metrotech Center North, Brooklyn, New York 11201-3859.

+   Mr. Bornstein is also Secretary of Registrant.

     2.   The Bear Stearns Funds
          575 Lexington Avenue
          New York, New York 10022
          (records relating to Registrant)

     3.   Bear Stearns Asset Management Inc.
          575 Lexington Avenue
          New York, New York 10022
          (advisory records)

     4.   Custodial Trust Company
          101 Carnegie Center
          Princeton, New Jersey 08540
          (records of the Trust and BSAM)

     5.   PFPC Inc.
          Bellevue Corporate Center
          400 Bellevue Parkway
          Wilmington, Delaware 19809
          (certain accounting, financial and shareholder records)

     6.   Marvin & Palmer Associates
          1201 North Market Street, Suite 2300
          Wilmington, Delaware  19801-2545
          (records relating to its function as sub-investment adviser for the International Equity Portfolio)

Item 29.  Management Services
          -------------------
     Not Applicable

Item 30.  Undertakings
-------   ------------

     None.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of July, 1999.

                              THE BEAR STEARNS FUNDS
                               (Registrant)


                              By: /s/ Doni L. Fordyce
                                  -------------------
                                     Doni L. Fordyce
                                     President

          Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                                              Date
---------                           -----                                              ----
/s/ Doni L. Fordyce
-------------------                 President (Principal Executive Officer)            July 27, 1999
Doni L. Fordyce

/s/ Frank J. Maresca
--------------------                Vice President and Treasurer                       July 27, 1999
Frank J. Maresca                    (Principal Financial and Accounting Officer)

/s/ _____________*
Peter M. Bren                       Trustee                                            July 27, 1999

/s/ _____________*
Alan J. Dixon                       Trustee                                            July 27, 1999

/s/ _____________*
John R. McKernan, Jr.               Trustee                                            July 27, 1999

/s/ _____________*
M.B. Oglesby, Jr.                   Trustee                                            July 27, 1999

/s/ _____________*
Michael Minikes                     Trustee                                            July 27, 1999


* By: /s/ Frank J. Maresca
      --------------------
   Frank J. Maresca,
   Attorney-in-Fact, July 27, 1999

                            THE BEAR STEARNS FUNDS

                               INDEX TO EXHIBITS

EX-99.B9(b)  Opinion and consent of Kramer Levin Naftalis & Frankel LLP relating to the legality of the shares of the Emerging Markets Debt
             Portfolio.

EX-99.B9(c)  Opinion of Goodwin, Procter and Hoar LLP, Massachusetts counsel to
             Registrant, relating to the legality of the shares of the Emerging Markets Debt Portfolio.

EX-99.B10    Consent of Deloitte & Touche LLP.

EX-99.B14    Financial Data Schedules.